UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-07583

                            HSBC ADVISOR FUNDS TRUST
               (Exact name of registrant as specified in charter)

                                452 FIFTH AVENUE
                               NEW YORK, NY 10018
               (Address of principal executive offices) (Zip code)

                               BISYS FUND SERVICES
                                3435 STELZER ROAD
                               COLUMBUS, OH 43219
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: 1-800-782-8183

                    Date of fiscal year end: October 31, 2006

                   Date of reporting period: October 31, 2006

ITEM 1. REPORTS TO STOCKHOLDERS.





                                  Annual Report

                                OCTOBER 31, 2006

                          HSBC Investor Family of Funds
--------------------------------------------------------------------------------

HSBC INVESTOR CORE PLUS                  HSBC INVESTOR GROWTH FUND
FIXED INCOME FUND (ADVISOR)
                                         HSBC INVESTOR GROWTH AND INCOME FUND
HSBC INVESTOR CORE PLUS
FIXED INCOME FUND                        HSBC INVESTOR INTERNATIONAL EQUITY FUND

HSBC INVESTOR HIGH YIELD                 HSBC INVESTOR MID-CAP FUND
FIXED INCOME FUND
                                         HSBC INVESTOR OPPORTUNITY FUND
HSBC INVESTOR INTERMEDIATE DURATION
FIXED INCOME FUND                        HSBC INVESTOR OVERSEAS EQUITY FUND

HSBC INVESTOR NEW YORK                   HSBC INVESTOR SMALL CAP EQUITY FUND
TAX-FREE BOND FUND
                                         HSBC INVESTOR VALUE FUND

                                   [HSBC LOGO]

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TABLE OF CONTENTS
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HSBC INVESTOR FAMILY OF FUNDS
ANNUAL REPORT - OCTOBER 31, 2006

Glossary of Terms

Chairman's Message .......................................................     1

Commentary From the Certain parties ......................................     2

Portfolio Reviews ........................................................     3

Schedules of Portfolio Investments

   HSBC Investor New York Tax-Free Bond Fund .............................    26

   HSBC Investor Growth and Income Fund ..................................    28

   HSBC Investor Mid-Cap Fund ............................................    29

Statements of Assets and Liabilities .....................................    31

Statements of Operations .................................................    34

Statements of Changes in Net Assets ......................................    37

Financial Highlights .....................................................    51

Notes to Financial Statements ............................................    64

Report of Independent Registered Public Accounting Firm ..................    77

Other Federal Income Tax Information .....................................    78

Table of Shareholder Expenses ............................................    79

HSBC INVESTOR PORTFOLIOS

Schedules of Portfolio Investments

   HSBC Investor Core Plus Fixed Income Portfolio ........................    83

   HSBC Investor High Yield Fixed Income Portfolio .......................    87

   HSBC Investor Intermediate Duration Fixed Income Portfolio ............    90

   HSBC Investor Growth Portfolio ........................................    93

   HSBC Investor International Equity Portfolio ..........................    94

   HSBC Investor Small Cap Equity Portfolio ..............................    97

   HSBC Investor Value Portfolio .........................................    98

Statements of Assets and Liabilities .....................................    99

Statements of Operations .................................................   101

Statements of Changes in Net Assets ......................................   103

Financial Highlights .....................................................   107

Notes to Financial Statements ............................................   108

Report of Independent Registered Public Accounting Firm ..................   115

Table of Shareholder Expenses ............................................   116

Board of Trustees ........................................................   118

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GLOSSARY OF TERMS
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CONSUMER PRICE INDEX ("CPI") A measure of price changes in consumer goods and services such as gasoline, food, and automobiles. Sometimes referred to as "headline inflation."

GROSS DOMESTIC PRODUCT (GDP) is the measure of the market value of the goods and services produced by labor and property in the United States.

LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX is an unmanaged index generally representative of the investment-grade debt issues with at least one year to final maturity.

LEHMAN BROTHERS INTERMEDIATE U.S. AGGREGATE BOND INDEX is an unmanaged index generally representative of investment-grade issues with maturities between three and ten years.

LEHMAN BROTHERS NEW YORK TAX EXEMPT INDEX is an unmanaged index composed of investment grade New York tax-exempt securities, all having a $50 million minimum maturity value.

LIPPER GENERAL BOND FUNDS AVERAGE is comprised of managed funds that do not have quality or maturity restrictions. The Funds primary goal is to keep the bulk of the portfolio's assets in corporate and government debt issues.

LIPPER INTERMEDIATE INVESTMENT-GRADE DEBT FUNDS AVERAGE is an average of managed funds that invest at least 65% of their assets in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of five to ten years.

LIPPER INTERNATIONAL LARGE-CAP CORE AVERAGE consists of funds that, by portfolio practice, invest at least 75% of their equity assets in companies strictly outside of the U.S. with market capitalizations (on a three-year weighted basis) greater than the 250th largest company in the S&P/Citigroup World ex-U.S. Broad Market Index.

LIPPER LARGE-CAP CORE FUNDS AVERAGE is comprised of managed funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the Standard & Poor's Mid-Cap 400 Index.

LIPPER LARGE-CAP GROWTH FUNDS AVERAGE Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500 Index.

LIPPER MID-CAP GROWTH FUNDS AVERAGE is comprised of managed funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of less than 300% of the dollar-weighted median market capitalization of the Standard & Poor's Mid-Cap 400 Index.

LIPPER MULTI-CAP VALUE FUNDS AVERAGE is comprised of managed funds that, by portfolio practice, invest in a variety of market capitalization ranges, without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-Cap funds will generally have between 25% to 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the S&P MidCap 400 Index. Multi-Cap Value funds seek long-term growth of capital by investing in companies that are considered to be undervalued relative to a major unmanaged stock index based on price-to-current earnings, book value, asset value, or other factors. These funds will normally have a below-average price-to-earnings ratio, price-to-book ratio, and three-year earnings growth figure, compared to the U S diversified multi-cap funds universe average.

LIPPER NEW YORK MUNICIPAL DEBT FUNDS AVERAGE is an average of managed funds that invest at least 65% of their assets in municipal debt issues that are exempt from taxation in New York or a city in New York.

MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA AND FAR EAST ("MSCI EAFE") INDEX is an unmanaged index that measures performance of a diverse range of developed countries in the indicated regions.

PRODUCER PRICE INDEX ("PPI") A family of indexes that measures the average change over time in selling prices received by domestic producers of goods and services. PPIs measure price change from the perspective of the seller.

THE RUSSELL UNIVERSE - In 1984, Russell created the Russell family of stock indices as part of a more accurate and comprehensive system for evaluating the performance of Certain partiess. Russell now maintains 21 U.S. stock indices and has launched similar broad-market and style indices in Canada and Japan. Today, more than $214 billion is invested in funds modeling Russell's U.S. indices, and more than $1 trillion in funds is benchmarked against the global family of Russell indices.

RUSSELL MIDCAP(R) GROWTH INDEX is an unmanaged index which measures the performance of securities found in the Russell universe that fall in the mid-range sector.

RUSSELL 1000(R) VALUE INDEX is unmanaged index which measures the performance of the 1,000 largest of the 3,000 largest U.S.-domiciled companies (based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

RUSSELL 2500(R) GROWTH INDEX is unmanaged index which represents the smallest 2500 securities found in the Russell universe with higher price-to-book and higher forecasted growth values.

STANDARD & POOR'S MIDCAP 400 INDEX ("S&P MIDCAP 400") is an unmanaged index comprised of 400 domestic stocks chosen for market size (median market capitalization of $676 million), liquidity and industry group representation.

STANDARD & POOR'S 500 INDEX ("S&P 500") is an unmanaged index that measures the performance of the stock market as a whole.

Lipper is an independent mutual fund performance monitor whose results are based on total return and do not reflect a sales charge.

Securities indexes assume reinvestment of all distributions and interest payments and do not take in account brokerage fees or expenses. Securities in the Fund do not match those in the indexes and performance of the Fund will differ. Investors cannot invest directly in an index, although they can invest in the underlying funds or securities.

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CHAIRMAN'S MESSAGE
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DEAR FELLOW SHAREHOLDERS:

In the world of investing, one of the keys to success is finding experienced professionals who are dedicated to the interests of shareholders. To achieve positive results, HSBC Investor Funds embrace the "multi-manager" process for each of their equity funds. These equity funds engage HSBC Investments as advisor to help select sub-advisors who have expertise in specific asset classes of the investment universe. The fixed income and money market funds are managed by HSBC Investments.

The Board monitors the results of HSBC Investments and each of the sub-advisors in a variety of ways. The board reviews the investment results of each fund at their quarterly meetings. Importantly, at most quarterly meetings, selected sub-advisors are invited to discuss their investing philosophy, their decision-making process and, of course, their performance. The Board is especially interested in how these sub-advisors monitor their own internal systems and how they communicate with HSBC Investments. The sub-advisors must also establish a code of ethics that complies with SEC regulations.

This "hands-on" approach enables the Board to ask probing questions and to hold the Advisor and sub-advisors accountable. The Advisor and sub-advisors appreciate the opportunity to make their case about how they perform for the shareholders. If performance clearly lags over a period of time, the sub-advisors are put on notice; and, if they do not improve, they are replaced.

The mutual fund business is sometimes thought of as impersonal and market-driven. While, certainly, the fast pace of investing requires well-thought out and well-managed systems, it is important to understand that people manage money for people.

In recognizing their responsibility to shareholders, the HSBC Investor Funds believe in open and personal communication.

We encourage you to be part of this communication process. Please feel free to contact us with your observations and concerns. We appreciate the confidence you have shown by investing in the funds, and we want to make sure that your confidence is warranted.

Sincerely,

/s/ Larry M. Robbins

Larry M. Robbins, Chairman, HSBC Investor Funds

1     HSBC INVESTOR FAMILY OF FUNDS

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                                             COMMENTARY FROM THE CERTAIN PARTIES
--------------------------------------------------------------------------------

HSBC INVESTMENTS (USA) INC.

U.S. ECONOMIC REVIEW

Economic growth moderated during the 12-month period between November 1, 2005 and October 31, 2006, as a slowing housing market and higher interest rates and energy prices combined to restrain the economy.

The aftereffects of hurricanes Katrina, Wilma and Rita slowed economic growth during the final months of 2005. The economy rebounded powerfully during the first calendar quarter of 2006, however. Gross domestic product grew by an annualized rate of 5.8% between January and March, due to strong corporate spending and a warm winter, which boosted housing construction.

Economic growth subsequently cooled. The once-booming housing market fell sharply, removing what had been the economy's primary source of strength during recent years. High energy costs also weighed on the economy. Oil prices, which hovered around $10 a barrel as recently as 1999, climbed past $70 a barrel in the spring as strong global demand and concerns about supply disruptions fueled speculation.

Signs emerged during spring that the high cost of oil and other commodities had begun to push up inflation. The increase in inflation came despite a two-year campaign by the Federal Reserve to forestall rapid price escalation by raising short-term interest rates. All told, the Fed increased its target Federal Funds rate 17 times between June, 2004 and June, 2006, bringing the rate from 1.00% to 5.25%. The persistence of inflationary pressures led to concerns that the Fed, under the guidance of new chairman Ben Bernanke, might raise interest rates far enough to choke off economic growth.

More-benign economic and inflationary data emerged during summer, however. Energy prices receded, due to strong levels of oil and gas supplies. The price of a barrel of crude oil fell from more than $78 in July to less than $60 in early fall. Meanwhile the weakening housing market contributed to slower economic growth, productivity remained solid and wage growth stagnated. Those developments removed much of the inflationary pressure on the economy, allowing the Federal Reserve to leave interest rates unchanged at its meetings in August, September and October. The U.S. economy grew at an annualized rate of 1.6% during the third calendar quarter of 2006.

MARKET REVIEW

Stocks posted strong returns for the 12 months through October. The S&P 500 gained 16.33%, while the Russell 2000 Index of small-company stocks gained 19.98% and the MSCI EAFE Index of foreign stocks gained 28.04%.

The corporate sector was very healthy during this fiscal year. Corporations enjoyed strong balance sheets, including large cash holdings, and generated powerful profit and cash-flow growth. Many companies used their strong positions to engage in shareholder-friendly activities such as mergers and acquisitions, share repurchases and dividend increases.

Market leadership showed signs of shifting during this period. Relatively volatile shares of small caps and foreign stocks had led the bull market that began in 2002, while energy and materials stocks soared in recent years on the strength of rising commodity prices. The dominance of those sections of the market continued during the first half of this period.

Stocks experienced a correction between May and July, however, and the former market leaders fell the farthest. Shares of large, high-quality firms held up relatively well during the downturn, and continued to lead the market during the summer. Technology stocks, which had suffered generally poor returns since 2000, generated strong gains between July and October, as investors anticipating a slow-growing economy sought shares of firms that appeared poised to generate good earnings growth.

Shares of smaller, weaker firms rallied again late in the period, due largely to investor optimism about the prospects for an interest-rate cut early in 2007. Lower gasoline prices also gave a boost to consumer-oriented stocks late in the fiscal year, by freeing up consumers' income for discretionary spending.

The S&P 500 hit its highest level in five and a half years in late September, and the Dow Jones Industrial Average in October passed 12,000 for the first time in its history. The stock market following the run-up between July and October appeared fully valued, potentially providing room for growth over the coming months but leaving little buffer to shield investors in case of negative developments in earnings, economic growth or interest rates

                                             HSBC INVESTOR FAMILY OF FUNDS     2

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PORTFOLIO REVIEWS
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HSBC INVESTOR CORE PLUS FIXED INCOME FUND
(ADVISOR, CLASS A SHARES, B SHARES AND C SHARES)
BY HSBC INVESTMENTS (USA) INC. U.S. CORE FIXED INCOME TEAM

The HSBC Investor Core Plus Fixed Income Fund (the "Fund") seeks to provide investors with above-average total return, consistent with reasonable risk, through investments in a diversified portfolio of fixed-income securities. The Fund utilizes a two-tier structure, commonly known as a "master-feeder," in which the Fund invest all of its investable assets in the HSBC Investor Core Plus Fixed Income Portfolio (the "Portfolio").

INVESTMENT CONCERNS

Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

MARKET COMMENTARY

For the 12-month period ended October 31, 2006, the Advisor shares of the Fund produced a 5.56% total return, and the Class A Shares returned 5.45% (without sales charge). That compared to a total return of 5.19% and 6.61% for the Lehman Brothers U.S. Aggregate Bond Index(1) and the Lipper General Bond Funds Average(1), respectively.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

GDP(1) growth fell significantly in the 4th quarter of 2005, but rebounded dramatically in the first half of 2006. The economy continued to strengthen in the third quarter of 2006 with GDP growth of 1.6%, albeit at a markedly slower pace than the first half of the year. Energy prices rose through most of the year, but they began to fall in the second half of 2006. Oil prices eased substantially during the third quarter, even dipping below $60 and touching a six-month low. Citing slower economic growth and falling energy prices despite elevated core inflation, the Federal Reserve Open Market Committee kept rates at 5.25% during its last two sessions. This came on the heels of 17 straight increases. Perhaps the most significant data pertains to the housing market, which slowed amid rising inventories and higher mortgage rates. Home sales and construction data came in well below expectations over the last part of the period, indicating the housing slow down may prove to be a substantial drag on the economy going forward. Thus far, the slowdown in the housing sector does not appear to have spilled over into the broader economy as business and consumer spending remain relatively healthy.

During the period interest rates were somewhat volatile, but the 10-year Treasury rate ended (4.59%) the period at almost the point it began (4.56%). Short-term rates rose with the Fed hikes, as the 2-year rose from 4.30% to 4.69%. This rise in rates caused a bearish flattening of the yield curve, and created a somewhat difficult period of performance for much of the period under review. However, a rally in rates in the third quarter helped the U.S. fixed income market register its best quarter since the 3rd quarter of 2002, with the Lehman Aggregate Index returning 3.81 percent. For the year, the Lehman Aggregate Index returned 5.27%. Spreads tightened in most sectors over the period, and all spread sectors had excess returns versus Treasury securities of similar duration. Mortgages were the best performing sector within the Aggregate Index, outperforming Treasuries of comparable duration by 1.01%. Lower quality sectors performed even better, with High Yield and Emerging Market Debt beating comparable duration Treasuries by 5.57% and 7.16% respectively.

PORTFOLIO PERFORMANCE

The Fund outperformed the benchmark for the period under review. The key component of that outperformance was select, off-benchmark holdings in high yield and emerging market debt. An overweight in spread sectors generally relative to the benchmark, particularly asset backed securities and collateralized mortgage backed securities and individual security selection in corporate credit also had a positive impact on performance. Our short, defensive positioning relative to the benchmark for most of the period helped performance, as did our yield curve positioning.*

Going forward, we will maintain duration that approximates that of the benchmark. We continue to analyze the yield curve for pricing anomalies and subject to portfolio restrictions, we will attempt to add high quality securitized debt issues that offer attractive yields without the issuer specific risk of corporate bonds. Within corporates, we will continue our focus on security selection, including select off-benchmark names that we think in a relatively homogenized credit environment, may offer greater opportunities for value.*

*     Portfolio composition is subject to change.

(1)   For additional information, please refer to the Glossary of Terms.

3     HSBC INVESTOR FAMILY OF FUNDS

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                                                               PORTFOLIO REVIEWS
--------------------------------------------------------------------------------

HSBC INVESTOR CORE PLUS FIXED INCOME FUND - AS OF OCTOBER 31, 2006

--------------------------------------------------------------------------------
VALUE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

                                  [LINE GRAPH]

                Lehman Brothers U.S.        HSBC Investor Core Plus
                Aggregate Bond Index      Fixed Income Fund (Advisor)
10/31/96                10000                        10000
12/31/96                10077                        10231
                        10020                        10130
                        10388                        10521
                        10734                        10856
12/31/97                11050                        11078
                        11221                        11240
                        11484                        11434
                        11969                        11709
12/31/98                12009                        11837
                        11950                        11842
                        11845                        11669
                        11925                        11712
12/31/99                11911                        11709
                        12174                        11927
                        12386                        12105
                        12759                        12512
12/31/00                13295                        13024
                        13699                        13473
                        13776                        13609
                        14412                        14091
12/31/01                14418                        14208
                        14432                        14167
                        14965                        14559
                        15650                        15172
12/31/02                15897                        15426
                        16118                        15646
                        16521                        16084
                        16497                        16060
12/31/03                16549                        16125
                        16989                        16508
                        16574                        16142
                        17104                        16620
12/31/04                17267                        16812
                        17184                        16740
                        17701                        17222
                        17582                        17142
12/31/05                17687                        17215
                        17572                        17163
                        17559                        17193
                        18227                        17811
10/31/06                18348                        17961

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VALUE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

                                  [LINE GRAPH]

                Lehman Brothers U.S.        HSBC Investor Core Plus
                Aggregate Bond Index      Fixed Income Fund Class A(1)
10/31/96                10000                         9526
12/31/96                10077                         9651
                        10020                         9614
                        10388                         9958
                        10734                        10261
12/31/97                11050                        10470
                        11221                        10627
                        11484                        10792
                        11969                        11064
12/31/98                12009                        11141
                        11950                        11143
                        11845                        10969
                        11925                        10996
12/31/99                11911                        10998
                        12174                        11162
                        12386                        11337
                        12759                        11695
12/31/00                13295                        12164
                        13699                        12547
                        13776                        12668
                        14412                        13094
12/31/01                14418                        13186
                        14432                        13138
                        14965                        13486
                        15650                        14017
12/31/02                15897                        14247
                        16118                        14432
                        16521                        14822
                        16497                        14777
12/31/03                16549                        14813
                        16989                        15152
                        16574                        14790
                        17104                        15223
12/31/04                17267                        15387
                        17184                        15318
                        17701                        15737
                        17582                        15646
12/31/05                17687                        15718
                        17572                        15652
                        17559                        15672
                        18227                        16220
10/31/06                18348                        16369

The charts above represent a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Funds' benchmark and represents the reinvestment of dividends and capital gains in the Funds.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN (%)
--------------------------------------------------------------------------------

                                                       INCEPTION    1      5      10      SINCE
AS OF OCTOBER 31, 2006                                   DATE      YEAR   YEAR   YEAR   INCEPTION
-------------------------------------------------------------------------------------------------
HSBC Investor Core Plus Fixed Income Fund (Advisor)      1/9/95    5.56   4.44   6.03     6.83
-------------------------------------------------------------------------------------------------
HSBC Investor Core Plus Fixed Income Fund Class A(1)    8/26/96    0.48   3.04   5.05     5.32
-------------------------------------------------------------------------------------------------
HSBC Investor Core Plus Fixed Income Fund Class B(2)     1/6/98    0.67   3.29     --     4.53
-------------------------------------------------------------------------------------------------
HSBC Investor Core Plus Fixed Income Fund Class C(3)    11/4/98    3.67   3.30     --     4.41
-------------------------------------------------------------------------------------------------
Lehman Brothers U.S. Aggregate Bond Index(4)                 --    5.19   4.51   6.26      N/A
-------------------------------------------------------------------------------------------------
Lipper General Bond Funds Average(4)                         --    6.61   5.32   5.42      N/A
-------------------------------------------------------------------------------------------------

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS AND DO NOT REFLECT THE TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-800-782-8183.

(1)   REFLECTS THE MAXIMUM SALES CHARGE OF 4.75%.

(2)   REFLECTS THE CONTINGENT DEFERRED SALES CHARGE, MAXIMUM OF 4.00%.

(3)   REFLECTS THE CONTINGENT DEFERRED SALES CHARGE, MAXIMUM OF 1.00%.

(4)   FOR ADDITIONAL INFORMATION, PLEASE REFER TO THE GLOSSARY OF TERMS.

The Funds are measured against the Lehman Brothers U.S. Aggregate Bond Index, an unmanaged market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Funds' performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities. During the period shown, certain parties waived and/or reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance quoted would have been lower.

                                             HSBC INVESTOR FAMILY OF FUNDS     4

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PORTFOLIO REVIEWS
--------------------------------------------------------------------------------

HSBC INVESTOR HIGH YIELD FIXED INCOME FUND
(CLASS A SHARES, B SHARES, C SHARES AND I SHARES)
BY HSBC INVESTMENTS (USA) INC. HIGH YIELD TEAM

HSBC Investments (USA) Inc. serves as investment adviser to the Fund. The HSBC High Yield Team provides the day to day management of the portfolio. The Team's philosophy is focused on delivering sustainable value added performance in the high yield fixed income market. The investment approach is a combination of top-down sector/industry selection and bottom-up security/quality selection. The team rotates sectors and themes within the high yield universe during different market environments seeking to add value, endeavoring to take advantage of market inefficiencies in order to outperform in both up and down markets.

INVESTMENT CONCERNS

Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates. High yield bonds are subject to greater risks than investment grade bonds, such as the increased risk of default because of the lower credit quality of the issues.

MARKET COMMENTARY

The Fund delivered a total return of 8.38% (without sales charge) for Class A Shares and 8.73% for Class I Shares from the Fund's inception on November 18, 2005 to the period ended October 31, 2006. That compared to 10.47% and 9.18% for the Fund's benchmarks, the Merrill Lynch U.S. High Yield Master II Index(1) and the Lipper High Current Yield Funds Average(1), respectively.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

GDP(1) growth fell significantly in the 4th quarter of 2005, but rebounded dramatically in the first half of 2006. The economy continued to strengthen in the third quarter of 2006 with GDP growth of 1.6%, albeit at a markedly slower pace than the first half of the year. Energy prices rose through most of the year, but they began to fall in the second half of 2006. Oil prices eased substantially during the third quarter, even dipping below $60 and touching a six-month low. Citing slower economic growth and falling energy prices despite elevated core inflation, the Federal Reserve Open Market Committee kept rates at 5.25% during its last two sessions. This came on the heels of 17 straight increases. Perhaps the most significant data pertains to the housing market, which slowed amid rising inventories and higher mortgage rates. Home sales and construction data came in well below expectations over the last part of the period, indicating the housing slow down may prove to be a substantial drag on the economy going forward. Thus far, the slowdown in the housing sector does not appear to have spilled over into the broader economy as business and consumer spending remain relatively healthy.

During the past 12-months, a decline in Treasury yields and the failure of issuance volumes to match market expectations drove high yield spreads tighter. With Fed policy now seemingly on extended pause, probability of a rise on volatility by year-end has decreased. Strong equity market performance - coupled with low volatility - have led to solid returns for the high yield asset class. From an industry perspective, strength in the market has been broad based over the past 12-months. The Airline (+44.46%), Broadband (+43.98%) and Cable (+13.95%) industries posted the strongest returns.

With regard to high yield issuance, primary market activity continues to accelerate. Notably, acquisition-related volumes accounted for more than two-thirds of proceeds during the month. 24 new issues were priced during October for a total of $12.9 billion, compared with 22 issues for $7.8 billion in September. Year-to-date, 264 issues have price for a total of $104.9 billion, compared with 303 issues for $83.6 billion same period last year. Continuing to dominate their higher-quality counterparts, CCC-rated issues returned 2.91% for the month of October, followed by B-rated issues up 1.32% and BB-rated issues up 1.18%. For the past 12-months, CCC-rated issuers have returned 14.29%, B-rated bonds have returned 11.31%, and BB-rated bonds have returned 7.69%.

PORTFOLIO PERFORMANCE

The Fund underperformed the benchmark for the period under review. Performance has been driven since inception by the fund's overweight to CCC-rated issuers and its overweight to the Cable & Aerospace industries offset somewhat by our underweight to the Airline industry coupled with our short duration position relative to the benchmark.*

Going forward, we will maintain duration that approximates that of the benchmark. We continue to analyze the yield curve for pricing anomalies and subject to portfolio restrictions, we will attempt to add high quality securitized debt issues that offer attractive yields without the issuer specific risk of corporate bonds. Within corporates, we will continue our focus on security selection, including select off-benchmark names that we think in a relatively homogenized credit environment, may offer greater opportunities for value.*

Our outlook for the remainder of 2006 is cautiously optimistic. We continue to be positive about sustained economic growth, low default rates, and constructive capital markets. Although wider spreads are an eventual certainty, we believe that strong fundamentals and technicals will lead to a prolonged period of compressed spread levels. On an industry front, we remain positive on the Energy, Gaming, Wireless, and Cable sectors.*

*     Portfolio composition is subject to change.

(1)   For additional information, please refer to the Glossary of Terms.

5     HSBC INVESTOR FAMILY OF FUNDS

--------------------------------------------------------------------------------
                                                               PORTFOLIO REVIEWS
--------------------------------------------------------------------------------

HSBC INVESTOR HIGH YIELD FIXED INCOME FUND - AS OF OCTOBER 31, 2006

--------------------------------------------------------------------------------
VALUE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

                                  [LINE GRAPH]

               Merrill Lynch U.S. High    HSBC Investor High Yield
                Yield Master II Index     Fixed Income Fund Class I
11/18/05                10000                       10000
11/30/05                10060                        9972
12/31/05                10152                       10064
1/31/06                 10313                       10219
2/28/06                 10378                       10349
3/31/06                 10443                       10436
4/30/06                 10510                       10521
5/31/06                 10504                       10463
6/30/06                 10464                       10352
7/31/06                 10575                       10473
8/31/06                 10746                       10606
9/30/06                 10885                       10717
10/31/06                11047                       10873

--------------------------------------------------------------------------------
VALUE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

                                  [LINE GRAPH]

               Merrill Lynch U.S. High    HSBC Investor High Yield
                Yield Master II Index     Fixed Income Fund Class A
11/18/05                10000                        9524
11/30/05                10060                        9497
12/31/05                10152                        9583
1/31/06                 10313                        9728
2/28/06                 10378                        9850
3/31/06                 10443                        9931
4/30/06                 10510                       10010
5/31/06                 10504                        9952
6/30/06                 10464                        9845
7/31/06                 10575                        9958
8/31/06                 10746                       10082
9/30/06                 10885                       10185
10/31/06                11047                       10322

The charts above represent a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

--------------------------------------------------------------------------------
AGGREGATE TOTAL RETURN (%)
--------------------------------------------------------------------------------

                                                        INCEPTION     SINCE
AS OF OCTOBER 31, 2006                                    DATE      INCEPTION
------------------------------------------------------------------------------
HSBC Investor High Yield Fixed Income Fund Class A(1)    11/18/05     3.22
------------------------------------------------------------------------------
HSBC Investor High Yield Fixed Income Fund Class B(2)    11/21/05     3.68
------------------------------------------------------------------------------
HSBC Investor High Yield Fixed Income Fund Class C(3)    12/14/05     6.42
------------------------------------------------------------------------------
HSBC Investor High Yield Fixed Income Fund Class I       11/18/05     8.73
------------------------------------------------------------------------------
Merrill Lynch U.S. High Yield Master II Index(4)               --    10.47+
------------------------------------------------------------------------------
Lipper High Current Yield Funds Average(4)                     --     9.18++
------------------------------------------------------------------------------

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS AND DO NOT REFLECT THE TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-800-782-8183.

(1)   REFLECTS THE MAXIMUM SALES CHARGE OF 4.75%.

(2)   REFLECTS THE CONTINGENT DEFERRED SALES CHARGE, MAXIMUM OF 4.00%.

(3)   REFLECTS THE CONTINGENT DEFERRED SALES CHARGE, MAXIMUM OF 1.00%.

(4)   FOR ADDITIONAL INFORMATION, PLEASE REFER TO THE GLOSSARY OF TERMS.

+ THE SINCE INCEPTION RETURN REFLECTED FOR THE MERRILL LYNCH U.S. HIGH YIELD MASTER II INDEX IS RUN FROM 11/18/05, WHICH IS THE CLOSEST POSSIBLE DATE TO THE FUND'S INCEPTION DATE THAT THE INDEX IS AVAILABLE.

++ THE SINCE INCEPTION RETURN REFLECTED FOR THE LIPPER HIGH CURRENT YIELD FUNDS AVERAGE IS RUN FROM 10/31/05, WHICH IS THE CLOSEST POSSIBLE DATE TO THE FUND'S INCEPTION DATE THAT THE AVERAGE IS AVAILABLE.

The Fund is measured against the Merrill Lynch U.S. High Yield Master II Index an unmanaged index which represents the broad high yield market. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities. During the period shown, certain parties waived and/or reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance quoted would have been lower.

                                             HSBC INVESTOR FAMILY OF FUNDS     6

--------------------------------------------------------------------------------
PORTFOLIO REVIEWS
--------------------------------------------------------------------------------

HSBC INVESTOR INTERMEDIATE DURATION FIXED INCOME FUND
(CLASS A SHARES, B SHARES, C SHARES AND I SHARES)
BY HSBC INVESTMENTS (USA) INC. U.S. CORE FIXED INCOME TEAM

The HSBC Investor Intermediate Duration Fixed Income Fund (the "Fund") seeks to realize above-average total return, consistent with reasonable risk, by investing in a diversified investment grade portfolio of U.S. government obligations, corporate bonds and mortgage-backed securities. The Fund utilizes a two tier structure, commonly known as "master-feeder," in which the Fund invests all of its investable assets in the HSBC Investor Intermediate Duration Fixed Income Portfolio (the "Portfolio").

INVESTMENT CONCERNS

Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

MARKET COMMENTARY

The Fund returned 5.30% (without sales charge) for the Class A Shares and 5.56% for the Class I Shares during the 12-month period ended October 31, 2006. That compared to a total return of 5.12% for Lehman Brothers Intermediate U.S. Aggregate Bond Index.(1)

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

GDP(1) growth fell significantly in the 4th quarter of 2005, but rebounded dramatically in the first half of 2006. The economy continued to strengthen in the third quarter of 2006 with GDP growth of 1.6%, albeit at a markedly slower pace than the first half of the year. Energy prices rose through most of the year, but they began to fall in the second half of 2006. Oil prices eased substantially during the third quarter, even dipping below $60 and touching a six-month low. Citing slower economic growth and falling energy prices despite elevated core inflation, the Federal Reserve Open Market Committee kept rates at 5.25% during its last two sessions. This came on the heels of 17 straight increases. Perhaps the most significant data pertains to the housing market, which slowed amid rising inventories and higher mortgage rates. Home sales and construction data came in well below expectations over the last part of the period, indicating the housing slow down may prove to be a substantial drag on the economy going forward. Thus far, the slowdown in the housing sector does not appear to have spilled over into the broader economy as business and consumer spending remain relatively healthy.

During the period interest rates were somewhat volatile, but the 10-year Treasury rate ended (4.59%) the period at almost the point it began (4.56%). Short-term rates rose with the Fed hikes, as the 2-year rose from 4.30% to 4.69%. This rise in rates caused a bearish flattening of the yield curve, and created a somewhat difficult period of performance for much of the period under review. However, a rally in rates in the third quarter helped the U.S. fixed income market register its best quarter since the 3rd quarter of 2002, with the Lehman Aggregate Index returning 3.81 percent. For the year, the Lehman Aggregate Index returned 5.27%. Spreads tightened in most sectors over the period, and all spread sectors had excess returns versus Treasury securities of similar duration. Mortgages were the best performing sector within the Aggregate Index, outperforming Treasuries of comparable duration by 1.01%. Lower quality sectors performed even better, with High Yield and Emerging Market Debt beating comparable duration Treasuries by 5.57% and 7.16% respectively.

PORTFOLIO PERFORMANCE

The Fund outperformed the benchmark for the period under review. The key component of that outperformance was select, off-benchmark holdings in high yield and emerging market debt. An overweight in spread sectors generally relative to the benchmark, particularly asset backed securities and collateralized mortgage backed securities and individual security selection in corporate credit also had a positive impact on performance. Our short, defensive positioning relative to the benchmark for most of the period helped performance, as did our yield curve positioning.*

Going forward, we will maintain duration that approximates that of the benchmark. We continue to analyze the yield curve for pricing anomalies and subject to portfolio restrictions, we will attempt to add high quality securitized debt issues that offer attractive yields without the issuer specific risk of corporate bonds. Within corporates, we will continue our focus on security selection, including select off-benchmark names that we think in a relatively homogenized credit environment, may offer greater opportunities for value.*

*     Portfolio composition is subject to change.

(1)   For additional information, please refer to the Glossary of Terms.

7     HSBC INVESTOR FAMILY OF FUNDS

--------------------------------------------------------------------------------
                                                               PORTFOLIO REVIEWS
--------------------------------------------------------------------------------

HSBC INVESTOR INTERMEDIATE DURATION FIXED INCOME FUND - AS OF OCTOBER 31, 2006

--------------------------------------------------------------------------------
VALUE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

                                  [LINE GRAPH]

            Lehman Brothers Intermediate       HSBC Investor Intermediate
             U.S. Aggregate Bond Index     Duration Fixed Income Fund Class I
1/23/01                10000                             10000
                       10147                             10237
                       10230                             10278
                       10690                             10813
12/31/01               10696                             10767
                       10731                             10701
                       11115                             10988
                       11535                             11451
12/31/02               11711                             11581
                       11860                             11705
                       12084                             11974
                       12106                             11953
12/31/03               12157                             11969
                       12433                             12214
                       12188                             11969
                       12515                             12268
12/31/04               12612                             12355
                       12542                             12260
                       12845                             12534
                       12795                             12483
12/31/05               12866                             12514
                       12833                             12514
                       12848                             12555
                       13286                             13003
10/31/06               13368                             13101

--------------------------------------------------------------------------------
VALUE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

                                  [LINE GRAPH]

            Lehman Brothers Intermediate        HSBC Investor Intermediate
              U.S. Aggregate Bond Index    Duration Fixed Income Fund Class A(2)
2/7/01                 10000                               9526
                       10147                               9691
                       10230                               9732
                       10690                              10198
12/31/01               10696                              10159
                       10731                              10080
                       11115                              10355
                       11535                              10775
12/31/02               11711                              10900
                       11860                              11001
                       12084                              11257
                       12106                              11230
12/31/03               12157                              11238
                       12433                              11461
                       12188                              11214
                       12515                              11499
12/31/04               12612                              11573
                       12542                              11477
                       12845                              11727
                       12795                              11671
12/31/05               12866                              11694
                       12833                              11687
                       12848                              11717
                       13286                              12128
10/31/06               13368                              12217

The charts above represent a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmark and represents the reinvestment of dividends and capital gains in the Fund.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN (%)
--------------------------------------------------------------------------------

                                                                   INCEPTION    1      5       SINCE
AS OF OCTOBER 31, 2006                                               DATE      YEAR   YEAR   INCEPTION
------------------------------------------------------------------------------------------------------
HSBC Investor Intermediate Duration Fixed Income Fund Class A(1)    2/7/01     0.32   2.34     3.56
------------------------------------------------------------------------------------------------------
HSBC Investor Intermediate Duration Fixed Income Fund Class B(2)   2/15/01     0.40   2.57     3.64
------------------------------------------------------------------------------------------------------
HSBC Investor Intermediate Duration Fixed Income Fund Class C(3)   2/13/01     3.51   2.59     3.62
------------------------------------------------------------------------------------------------------
HSBC Investor Intermediate Duration Fixed Income Fund Class I      1/23/01     5.56   3.60     4.79
------------------------------------------------------------------------------------------------------
Lehman Brothers Intermediate U.S. Aggregate Bond Index(4)               --     5.12   4.25      N/A
------------------------------------------------------------------------------------------------------
Lipper Intermediate Investment-Grade Debt Funds Average(4)              --     4.62   3.96      N/A
------------------------------------------------------------------------------------------------------

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS AND DO NOT REFLECT THE TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-800-782-8183.

(1)   REFLECTS THE MAXIMUM SALES CHARGE OF 4.75%.

(2)   REFLECTS THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE, MAXIMUM OF
      4.00%.

(3)   REFLECTS THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE, MAXIMUM OF
      1.00%.

(4)   FOR ADDITIONAL INFORMATION, PLEASE REFER TO THE GLOSSARY OF TERMS.

The Fund is measured against the Lehman Brothers Intermediate U.S. Aggregate Bond Index, an unmanaged index generally representative of investment-grade issues with maturities between three and ten years. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities. During the period shown, certain parties waived and/or reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance quoted would have been lower.

                                             HSBC INVESTOR FAMILY OF FUNDS     8

--------------------------------------------------------------------------------
PORTFOLIO REVIEWS
--------------------------------------------------------------------------------

HSBC INVESTOR NEW YORK TAX-FREE BOND FUND
(CLASS A SHARES, B SHARES, C SHARES AND I SHARES)
BY HSBC INVESTMENTS (USA) INC. U.S. CORE FIXED INCOME TEAM

The HSBC Investor New York Tax-Free Bond Fund (the "Fund") seeks to provide shareholders with income exempt from regular, federal, New York state and New York city personal income taxes.

INVESTMENT CONCERNS

Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

The Fund's income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax. Regional funds may be subject to additional risks, since the issues they invest in are located in one geographical location.

MARKET COMMENTARY

The Fund delivered a total return of 4.45% (without sales charge) for Class A Shares and 4.71% for Class I Shares for the 12-month period ended October 31, 2006. That compared to 4.38% and 5.51% for the Fund's benchmarks, the Lehman Brothers New York Tax Exempt Index(1) and the Lipper New York Municipal Debt Funds Average(1), respectively.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

GDP(1) growth fell significantly in the 4th quarter of 2005, but rebounded dramatically in the first half of 2006. The economy continued to strengthen in the third quarter of 2006 with GDP growth of 1.6%, albeit at a markedly slower pace than the first half of the year. Energy prices rose through most of the year, but they began to fall in the second half of 2006. Oil prices eased substantially during the third quarter, even dipping below $60 and touching a six-month low. Citing slower economic growth and falling energy prices despite elevated core inflation, the Federal Reserve Open Market Committee kept rates at 5.25% during its last two sessions. This came on the heels of 17 straight increases. Perhaps the most significant data pertains to the housing market, which slowed amid rising inventories and higher mortgage rates. Home sales and construction data came in well below expectations over the last part of the period, indicating the housing slow down may prove to be a substantial drag on the economy going forward. Thus far, the slowdown in the housing sector does not appear to have spilled over into the broader economy as business and consumer spending remain relatively healthy.

During the period interest rates were somewhat volatile, but the 10-year Treasury rate ended (4.59%) the period at almost the point it began (4.56%). Short-term rates rose with the Fed hikes, as the 2-year rose from 4.30% to 4.69%. This rise in rates caused a bearish flattening of the yield curve, and created a somewhat difficult period of performance for much of the period under review. However, a rally in rates in the third quarter helped the US fixed income market register its best quarter since the 3rd quarter of 2002, with the Lehman Aggregate Index returning 3.81 percent.

Following the lead of the Treasury curve, the municipal curve flattened even more dramatically. The yield on two year generic AAA bonds rose 42 basis points (0.42%) in the period to close at 3.50%, while the ten year yield declined by 15 basis points (0.15%), ending at 3.80% on October 31st.

PERFORMANCE REVIEW

The Fund underperformed its benchmark for the period of review. One of the contributors to performance during the annual period was the duration positioning of the portfolio. Gains from duration were offset by the portfolio's higher quality profile relative to the benchmark and continued positive performance of lower rated credits and sectors. The portfolio's barbelled positioning marginally enhanced returns as the municipal yield curve continued to flatten. Finally sector allocation detracted from performance as the portfolio tended to be overweight in lower volatility and higher quality sectors. Lower quality revenue sectors such as tobacco securitization, hospital, and resource recovery bonds all outperformed as quality spreads continued to compress.*

Going forward, we will maintain duration that approximates that of the benchmark. We intend to add higher yielding insured paper and mixed collateral pre-refunded bonds on a tactical basis. Additionally, we are considering various bond strategies in light of the potential impact of the alternative minimum tax.*

*     Portfolio composition is subject to change.

(1)   For additional information, please refer to the Glossary of Terms.

9     HSBC INVESTOR FAMILY OF FUNDS

--------------------------------------------------------------------------------
                                                               PORTFOLIO REVIEWS
--------------------------------------------------------------------------------

HSBC INVESTOR NEW YORK TAX-FREE BOND FUND - AS OF OCTOBER 31, 2006

--------------------------------------------------------------------------------
VALUE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

                                  [LINE GRAPH]

            Lehman Brothers New York      HSBC Investor N.Y. Tax-Free
                Tax Exempt Index               Bond Fund Class I
10/31/96             10000                           10000
12/31/96             10145                           10126
                     10126                           10068
                     10510                           10436
                     10839                           10767
12/31/97             11143                           11073
                     11291                           11190
                     11476                           11349
                     11828                           11754
12/31/98             11909                           11786
                     12017                           11860
                     11804                           11599
                     11759                           11466
12/31/99             11667                           11423
                     12021                           11758
                     12208                           11850
                     12494                           12128
12/31/00             13069                           12660
                     13357                           12931
                     13467                           13001
                     13768                           13313
12/31/01             13702                           13175
                     13870                           13315
                     14342                           13710
                     15021                           14411
12/31/02             15026                           14393
                     15211                           14541
                     15589                           14936
                     15619                           14885
12/31/03             15819                           15068
                     16079                           15259
                     15704                           14948
                     16308                           15441
12/31/04             16494                           15564
                     16485                           15494
                     16947                           15888
                     16919                           15835
12/31/05             17043                           15922
                     17093                           15918
                     17095                           15887
                     17660                           16400
10/31/06             17766                           16478

--------------------------------------------------------------------------------
VALUE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

                                  [LINE GRAPH]

            Lehman Brothers New York      HSBC Investor N.Y. Tax-Free
                Tax Exempt Index             Bond Fund Class A(1)
10/31/96             10000                            9528
12/31/96             10145                            9644
                     10126                            9584
                     10510                            9932
                     10839                           10254
12/31/97             11143                           10533
                     11291                           10629
                     11476                           10773
                     11828                           11152
12/31/98             11909                           11175
                     12017                           11238
                     11804                           10983
                     11759                           10849
12/31/99             11667                           10801
                     12021                           11111
                     12208                           11191
                     12494                           11447
12/31/00             13069                           11941
                     13357                           12190
                     13467                           12248
                     13768                           12534
12/31/01             13702                           12396
                     13870                           12520
                     14342                           12884
                     15021                           13533
12/31/02             15026                           13508
                     15211                           13639
                     15589                           14000
                     15619                           13943
12/31/03             15819                           14107
                     16079                           14276
                     15704                           13977
                     16308                           14429
12/31/04             16494                           14535
                     16485                           14460
                     16947                           14819
                     16919                           14761
12/31/05             17043                           14832
                     17093                           14819
                     17095                           14781
                     17660                           15248
10/31/06             17766                           15318

The charts above represent a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN (%)
--------------------------------------------------------------------------------

                                                       INCEPTION    1       5      10      SINCE
AS OF OCTOBER 31, 2006                                   DATE      YEAR    YEAR   YEAR   INCEPTION
--------------------------------------------------------------------------------------------------
HSBC Investor New York Tax-Free Bond Fund Class A(1)     5/1/95    -0.49   2.92   4.36     4.76
--------------------------------------------------------------------------------------------------
HSBC Investor New York Tax-Free Bond Fund Class B(2)     1/6/98    -0.33   3.16     --     3.77
--------------------------------------------------------------------------------------------------
HSBC Investor New York Tax-Free Bond Fund Class C(3)    11/4/98     2.66   3.15     --     3.36
--------------------------------------------------------------------------------------------------
HSBC Investor New York Tax-Free Bond Fund Class I        7/1/96     4.71   4.19   5.12     5.23
--------------------------------------------------------------------------------------------------
Lehman Brothers New York Tax Exempt Index(4)                 --     4.38   5.10   5.97      N/A
--------------------------------------------------------------------------------------------------
Lipper New York Municipal Debt Funds Average(4)              --     5.51   4.46   5.05      N/A
--------------------------------------------------------------------------------------------------

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS AND DO NOT REFLECT THE TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-800-782-8183.

(1)   REFLECTS THE MAXIMUM SALES CHARGE OF 4.75%.

(2)   REFLECTS THE CONTINGENT DEFERRED SALES CHARGE, MAXIMUM OF 4.00%.

(3)   REFLECTS THE CONTINGENT DEFERRED SALES CHARGE, MAXIMUM OF 1.00%.

(4)   FOR ADDITIONAL INFORMATION, PLEASE REFER TO THE GLOSSARY OF TERMS.

The Fund is measured against the Lehman Brothers New York Tax Exempt Index, an unmanaged index composed of investment grade New York tax-exempt securities, all having a $50 million minimum maturity value. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities. During the period shown, certain parties waived and/or reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance quoted would have been lower.

                                             HSBC INVESTOR FAMILY OF FUNDS    10

--------------------------------------------------------------------------------
PORTFOLIO REVIEWS
--------------------------------------------------------------------------------

HSBC INVESTOR GROWTH FUND
(CLASS A SHARES, B SHARES, C SHARES AND I SHARES)
BY PHILIP J. SANDERS, SENIOR VICE PRESIDENT/PORTFOLIO MANAGER, CFA AND DANIEL P. BECKER, SENIOR VICE PRESIDENT/PORTFOLIO MANAGER, CFA
WADDELL & REED INVESTMENT MANAGEMENT COMPANY

The HSBC Investor Growth Fund (the "Fund") seeks long-term growth of capital by investing primarily in U.S. and foreign equity securities of high quality companies with market capitalization generally in excess of $2 billion, which the sub-adviser believes have the potential to generate superior levels of long-term profitability and growth. The Fund utilizes a two tier structure, commonly known as a "master-feeder", and invests all of its assets in the HSBC Investor Growth Portfolio (the "Portfolio"), which acts as the master fund. The Portfolio employs Waddell & Reed Investment Management Company (Waddell & Reed) as sub-adviser.

INVESTMENT CONCERNS

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

MARKET COMMENTARY

The Fund returned 6.92% (without sales charge) for the Class A Shares and 7.21% for the Class I Shares for the 12-month period ended October 31, 2006. That compared to a 16.33% return for the Standard & Poor's 500 Index(1), 10.84% for the Russell 1000(R) Growth Index(1) and a 7.42% return for the Lipper Large-Cap Growth Funds Average(1).

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

Growth stocks produced solid returns during the fiscal year, although growth shares trailed value stocks by a wide margin. Growth stocks gained ground during the first six months of the period, declined during spring, and then recovered during late summer and early fall. All told, growth stocks posted returns roughly in line with historical averages, helping this Fund post a healthy gain. Strong performance from financial stocks boosted the absolute performance of the Fund and its benchmark, while weakness in the health care sector generated a substantial drag on absolute returns.*

Stock selection in the energy sector boosted returns against the benchmark index, and a relatively large position in energy stocks helped lift the Fund's relative performance as well. Strong security selection in the materials sector also boosted returns during the 12-month period under review.*

Stock selection in the health care sector produced the largest drag on performance versus the benchmark. Poor performance by the health care stocks in the Fund's portfolio more than offset the positive impact provided by an underweight allocation to the health care sector. Security selection in the information technology and financials sectors also weighed on returns against the benchmark during the fiscal year.*

* Portfolio composition is subject to change.

(1)   For additional information, please refer to the Glossary of Terms.

11    HSBC INVESTOR FAMILY OF FUNDS

--------------------------------------------------------------------------------
                                                               PORTFOLIO REVIEWS
--------------------------------------------------------------------------------

HSBC INVESTOR GROWTH FUND - AS OF OCTOBER 31, 2006

--------------------------------------------------------------------------------
VALUE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

                                  [LINE GRAPH]

            Standard & Poor's 500 Index   Russell 1000(R) Growth Index     HSBC Investor Growth Fund Class I
5/10/04                10000                         10000                                10000
                       10334                         10314                                10486
                       10141                          9775                                 9944
12/31/04               11077                         10671                                10629
                       10839                         10235                                10340
                       10987                         10487                                10805
                       11383                         10908                                11190
12/31/05               11620                         11233                                11849
                       12109                         11580                                12248
                       11934                         11129                                12012
                       12610                         11567                                11898
10/31/06               13020                         11973                                12142

--------------------------------------------------------------------------------
VALUE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

                                  [LINE GRAPH]

            Standard & Poor's 500 Index   Russell 1000(R) Growth Index     HSBC Investor Growth Fund Class A
5/10/04                10000                          10000                                9500
                       10334                          10314                                9962
                       10141                           9775                                9440
12/31/04               11077                          10671                               10085
                       10839                          10235                                9805
                       10987                          10487                               10241
                       11383                          10908                               10598
12/31/05               11620                          11233                               11222
                       12109                          11580                               11593
                       11934                          11129                               11361
                       12610                          11567                               11246
10/31/06               13020                          11973                               11469

The charts above represent a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN (%)
--------------------------------------------------------------------------------

                                                   INCEPTION    1        SINCE
AS OF OCTOBER 31, 2006                                DATE     YEAR    INCEPTION
--------------------------------------------------------------------------------
HSBC Investor Growth Fund Class A(1)                5/10/04     1.59     5.69
--------------------------------------------------------------------------------
HSBC Investor Growth Fund Class B(2)                5/10/04     2.16     6.35
--------------------------------------------------------------------------------
HSBC Investor Growth Fund Class C(3)                5/10/04     5.13     7.08
--------------------------------------------------------------------------------
HSBC Investor Growth Fund Class I                   5/10/04     7.21     8.15
--------------------------------------------------------------------------------
Russell 1000(R) Growth Index(4)                          --    10.84      N/A
--------------------------------------------------------------------------------
Standard & Poor's 500 Index(4)                           --    16.33      N/A
--------------------------------------------------------------------------------
Lipper Large-Cap Growth Funds Average(4)                 --     7.42      N/A
--------------------------------------------------------------------------------

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS AND DO NOT REFLECT THE TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-800-782-8183.

(1)   REFLECTS THE MAXIMUM SALES CHARGE OF 5.00%.

(2)   REFLECTS THE CONTINGENT DEFERRED SALES CHARGE MAXIMUM OF 4.00%.

(3)   REFLECTS THE CONTINGENT DEFERRED SALES CHARGE MAXIMUM OF 1.00%.

(4)   FOR ADDITIONAL INFORMATION, PLEASE REFER TO THE GLOSSARY OF TERMS.

The Fund is measured against the Russell 1000(R) Growth Index and the Standard & Poor's 500 Index. The Russell 1000(R) Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Standard & Poor's 500 Index is generally representative of the U.S. stock market as a whole. The indices are unmanaged and do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities. During the period shown, certain parties waived and/or reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance quoted would have been lower.

                                             HSBC INVESTOR FAMILY OF FUNDS    12

--------------------------------------------------------------------------------
PORTFOLIO REVIEWS
--------------------------------------------------------------------------------

HSBC INVESTOR GROWTH AND INCOME FUND
(CLASS A SHARES, B SHARES, C SHARES AND I SHARES)
BY GARY U. ROLLE, CFA, PRINCIPAL/CHIEF INVESTMENT OFFICER AND
EDWARD S. HAN, PRINCIPAL/PORTFOLIO MANAGER AND
TRANSAMERICA INVESTMENT MANAGEMENT, LLC

The HSBC Investor Growth and Income Fund (the "Fund") normally invests at least 65% of its total assets in common stocks, preferred stocks, and convertible securities. The Fund may invest the balance of its assets in various types of fixed income securities and in money market instruments. The Fund employs Transamerica Investment Management, LLC ("TIM") as the sub-adviser to the Fund.

INVESTMENT CONCERNS

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

MARKET COMMENTARY

The Fund returned 12.62% (without sales charge) for the Class A Shares and 12.88% for the Class I Shares for the 12-month period ended October 31, 2006. That compared to a 16.33% return for the Standard & Poor's 500 Index(1) and a 14.23% return for the Lipper Large-Cap Core Funds Average(1).

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

Stocks generally performed well during the fiscal year, despite uncertainty about the direction of interest rates and concerns about inflation. The stock market generated healthy gains during the first half of the 12-month period, endured a correction in the spring, and then rebounded during late summer and early fall. That environment helped this Fund post strong absolute returns for the period as a whole. Investments in energy and technology stocks generated the majority of the Fund's gain.*

The Fund held larger positions than the benchmark in shares of consumer discretionary and industrial firms. Stocks in the industrial sector performed well, boosting the Fund's returns relative to the index. Stocks in the consumer discretionary sector did not perform as well, ultimately detracting from relative performance.*

Stock selection in the energy sector provided the greatest contribution to relative returns during the 12-month period as a whole. The Fund also held an overweight stake in energy stocks. That position boosted returns versus the index when energy stocks surged early in the period, but weighed on relative performance during the second half of the fiscal year as falling oil and gas prices led investors to sell energy shares. Selection in the health care sector dragged on performance against the S&P 500, as particular biotechnology and pharmaceutical stocks lagged the broad market.*

*     Portfolio composition is subject to change.

(1)   For additional information, please refer to the Glossary of Terms.

13    HSBC INVESTOR FAMILY OF FUNDS

--------------------------------------------------------------------------------
                                                               PORTFOLIO REVIEWS
--------------------------------------------------------------------------------

HSBC INVESTOR GROWTH AND INCOME FUND - AS OF OCTOBER 31, 2006

--------------------------------------------------------------------------------
VALUE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

                                  [LINE GRAPH]

            HSBC Investor Growth and
               Income Fund Class I        Standard & Poor's 500 Stock Index
4/2/01               10000                              10000
                     10588                              10585
                      9019                               9032
12/31/01              9598                               9997
                      9436                              10024
                      8138                               8682
                      6675                               7183
12/31/02              7180                               7788
                      7067                               7543
                      8114                               8704
                      8227                               8934
12/31/03              9091                              10021
                      9174                              10191
                      9178                              10366
                      8940                              10172
12/31/04              9784                              11111
                      9492                              10872
                      9590                              11021
                     10355                              11418
12/31/05             10780                              11656
                     11357                              12146
                     11105                              11971
                     11126                              12649
10/31/06             11535                              13061

--------------------------------------------------------------------------------
VALUE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

                                  [LINE GRAPH]

                HSBC Investor Growth and
            Income Fund Class A (Investor)(1)  Standard & Poor's 500 Stock Index
4/2/01                    9498                               10000
                          9730                               10585
                          8277                                9032
12/31/01                  8811                                9997
                          8653                               10024
                          7459                                8682
                          6117                                7183
12/31/02                  6575                                7788
                          6462                                7543
                          7423                                8704
                          7517                                8934
12/31/03                  8299                               10021
                          8365                               10191
                          8377                               10366
                          8150                               10172
12/31/04                  8922                               11111
                          8646                               10872
                          8733                               11021
                          9419                               11418
12/31/05                  9801                               11656
                         10316                               12146
                         10077                               11971
                         10096                               12649
10/31/06                 10468                               13061

The charts above represent a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN (%)
--------------------------------------------------------------------------------

                                                  INCEPTION     1      5       SINCE
AS OF OCTOBER 31, 2006                              DATE      YEAR    YEAR   INCEPTION
--------------------------------------------------------------------------------------
HSBC Investor Growth and Income Fund Class A(1)    4/12/01     7.02   3.69     0.83
--------------------------------------------------------------------------------------
HSBC Investor Growth and Income Fund Class B(2)     4/5/01     7.76   3.98     1.52
--------------------------------------------------------------------------------------
HSBC Investor Growth and Income Fund Class C(3)    11/3/03    10.65     --     8.89
--------------------------------------------------------------------------------------
HSBC Investor Growth and Income Fund Class I        4/2/01    12.88   5.02     2.59
--------------------------------------------------------------------------------------
Standard & Poor's 500 Index(4)                          --    16.33   7.25      N/A
--------------------------------------------------------------------------------------
Lipper Large-Cap Core Funds Average(4)                  --    14.23   5.78      N/A
--------------------------------------------------------------------------------------

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS AND DO NOT REFLECT THE TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-800-782-8183.

(1)   REFLECTS THE MAXIMUM SALES CHARGE OF 5.00%.

(2)   REFLECTS THE CONTINGENT DEFERRED SALES CHARGE, MAXIMUM OF 4.00%.

(3)   REFLECTS THE CONTINGENT DEFERRED SALES CHARGE, MAXIMUM OF 1.00%.

(4)   FOR ADDITIONAL INFORMATION, PLEASE REFER TO THE GLOSSARY OF TERMS.

The Fund is measured against the Standard & Poor's 500 Index, an unmanaged index that is generally representative of the U.S. stock market as a whole. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities. During the period shown, certain parties waived and/or reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance quoted would have been lower.

                                             HSBC INVESTOR FAMILY OF FUNDS    14

--------------------------------------------------------------------------------
PORTFOLIO REVIEWS
--------------------------------------------------------------------------------

HSBC INVESTOR INTERNATIONAL EQUITY FUND
HSBC INVESTOR OVERSEAS EQUITY FUND (ADVISOR, CLASS A SHARES, B SHARES, AND C SHARES)
BY KEVIN F. SIMMS
CO-CIO INTERNATIONAL VALUE EQUITIES AND DIRECTOR OF RESEARCH - GLOBAL AND INTERNATIONAL VALUE EQUITIES ALLIANCEBERNSTEIN INVESTMENT RESEARCH AND MANAGEMENT

The HSBC Investor International Equity Fund and the HSBC Investor Overseas Equity Fund (the "Funds") seek to provide their shareholders with long-term growth of capital and future income by investing primarily in securities of non-U.S. issuers and securities of issuers whose principal markets are outside of the United States. The Funds employ a two-tier fund structure, known as "master-feeder," in which the Funds invest all of their investable assets in the HSBC Investor International Equity Portfolio (the "Portfolio"). The Portfolio employs AllianceBernstein Investment Research and Management ("AllianceBernstein"), a unit of AllianceBernstein Investment Research and Management as sub-investment adviser.

The Portfolio invests primarily in equity securities of companies organized and domiciled in developed nations outside the U.S., or for which the principal trading market is outside the U.S., including Europe, Canada, Australia and the Far East.

INVESTMENT CONCERNS

There are risks associated with investing in foreign companies, such as erratic market conditions, economic and political instability and fluctuations in currency and exchange rates.

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

MARKET COMMENTARY

For the 12-month period ended October 31, 2006, the Advisor shares of the HSBC Investor International Equity Fund produced a 32.70% return and the Class A Shares of the HSBC Investor Overseas Equity Fund returned 31.85% (without sales charge). That compared to a total return of 28.04% and 25.62% for the Funds' benchmarks, the MSCI EAFE Index(1) and the Lipper International Large-Cap Core Funds Average(1).

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

Robust global economic growth, strong corporate profits and modest inflation helped international stock markets perform well during the fiscal year. Foreign stocks posted strong gains during the first half of the period, declined in spring, and then rebounded as benign global economic data, lower oil prices and moderate interest rates fueled investor optimism. That environment helped this Fund post very strong absolute returns for the 12-month period as a whole.*

Stock selection drove the Fund's superior relative performance. The Fund's sub-advisor employs deep fundamental research to uncover value opportunities across a broad range of industries throughout global stock markets. The portfolio's holdings in the industrial commodities sector benefited from surging commodity prices and strong earnings, and significantly boosted returns relative to the benchmark. Security selection in the financial, consumer staples and utilities sectors also lifted the Fund's relative performance.*

An overweight position in the energy sector weighed on the Fund's relative gains. Energy stocks produced strong returns early in the period, but gave up much of that gain when crude-oil prices softened between July and October. That development led the energy sector to trail the broad market for the period as a whole. The energy stocks in the Fund's portfolio outperformed the energy stocks in the benchmark, but that positive selection effect did not fully offset the negative impact of the relatively large sector weighting. Likewise, an underweight stake in the construction and housing sector dragged on relative performance, despite strong security selection within that sector.*

*     Portfolio composition is subject to change.

(1)   For additional information, please refer to the Glossary of Terms.

15    HSBC INVESTOR FAMILY OF FUNDS

--------------------------------------------------------------------------------
                                                               PORTFOLIO REVIEWS
--------------------------------------------------------------------------------

HSBC INVESTOR INTERNATIONAL EQUITY FUND
HSBC INVESTOR OVERSEAS EQUITY FUND - AS OF OCTOBER 31, 2006

--------------------------------------------------------------------------------
VALUE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

                                  [LINE GRAPH]

            MSCI EAFE Index         HSBC Investor International Equity Fund
10/31/96         10000                               10000
12/31/96         10269                               10561
                 10116                               10925
                 11436                               12637
                 11363                               12874
12/31/97         10480                               11586
                 12030                               13428
                 12166                               13200
                 10444                               11112
12/31/98         12611                               13027
                 12796                               14153
                 13130                               15671
                 13715                               17026
12/31/99         16054                               22278
                 16046                               23092
                 15420                               21901
                 14185                               19275
12/31/00         13813                               17901
                 11927                               15830
                 11824                               15830
                 10174                               13168
12/31/01         10884                               14773
                 10997                               14884
                 10734                               14150
                  8621                               11071
12/31/02          9180                               12059
                  8434                               10894
                 10084                               12795
                 10909                               13519
12/31/03         12775                               15600
                 13338                               16229
                 13397                               16322
                 13366                               16887
12/31/04         15420                               19300
                 15405                               19430
                 15289                               19170
                 16885                               21583
12/31/05         17581                               22457
                 19246                               25272
                 19427                               25197
                 20202                               26393
10/31/06         20989                               27526

--------------------------------------------------------------------------------
VALUE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

                                  [LINE GRAPH]

            MSCI EAFE Index        HSBC Investor Overseas Equity Fund Class A(1)
10/31/96         10000                                  9504
12/31/96         10269                                  9989
                 10116                                 10242
                 11436                                 11760
                 11363                                 11938
12/31/97         10480                                 10779
                 12030                                 12450
                 12166                                 12213
                 10444                                 10247
12/31/98         12611                                 11917
                 12796                                 12906
                 13130                                 14257
                 13715                                 15436
12/31/99         16054                                 20106
                 16046                                 20760
                 15420                                 19711
                 14185                                 17314
12/31/00         13813                                 16047
                 11927                                 14164
                 11824                                 14132
                 10174                                 11743
12/31/01         10884                                 13151
                 10997                                 13239
                 10734                                 12596
                  8621                                  9972
12/31/02          9180                                 10858
                  8434                                  9725
                 10084                                 11265
                 10909                                 12091
12/31/03         12775                                 13939
                 13338                                 14480
                 13397                                 14546
                 13366                                 15021
12/31/04         15420                                 17131
                 15405                                 17225
                 15289                                 16955
                 16885                                 19054
12/31/05         17581                                 19781
                 19246                                 22236
                 19427                                 22121
                 20202                                 23131
10/31/06         20989                                 24103

The charts above represent a comparison of a hypothetical $10,000 investment in the indicated share classes versus a similar investment in the Funds' benchmark and represents the reinvestment of dividends and capital gains in the Funds.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN (%)
--------------------------------------------------------------------------------

                                                    INCEPTION    1        5      10       SINCE
AS OF OCTOBER 31, 2006                                DATE      YEAR     YEAR   YEAR    INCEPTION
-------------------------------------------------------------------------------------------------
HSBC Investor International Equity Fund (Advisor)     1/9/95    32.70   14.88   10.66    10.85
-------------------------------------------------------------------------------------------------
HSBC Investor Overseas Equity Fund Class A(1)        8/26/96    25.26   13.30    9.20     9.18
-------------------------------------------------------------------------------------------------
HSBC Investor Overseas Equity Fund Class B(2)         1/6/98    26.87   13.60      --     8.87
-------------------------------------------------------------------------------------------------
HSBC Investor Overseas Equity Fund Class C(3)        11/4/98    29.92   13.61      --     9.16
-------------------------------------------------------------------------------------------------
MSCI EAFE Index(4)                                        --    28.04   15.00    7.70      N/A
-------------------------------------------------------------------------------------------------
Lipper International Large-Cap Core Average(4)            --    25.62   12.10    7.10      N/A
-------------------------------------------------------------------------------------------------

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS AND DO NOT REFLECT THE TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-800-782-8183.

(1)   REFLECTS THE MAXIMUM SALES CHARGE OF 5.00%.

(2)   REFLECTS THE CONTINGENT DEFERRED SALES CHARGE, MAXIMUM OF 4.00%.

(3)   REFLECTS THE CONTINGENT DEFERRED SALES CHARGE, MAXIMUM OF 1.00%.

(4)   FOR ADDITIONAL INFORMATION, PLEASE REFER TO THE GLOSSARY OF TERMS.

The Funds are measured against the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index, which is an unmanaged index that measures performance of a diverse range of developed countries in the indicated regions. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Funds' performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities. During the period shown, certain parties waived and/or reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance quoted would have been lower.

                                             HSBC INVESTOR FAMILY OF FUNDS    16

--------------------------------------------------------------------------------
PORTFOLIO REVIEWS
--------------------------------------------------------------------------------

HSBC INVESTOR MID-CAP FUND
(CLASS A SHARES, B SHARES, C SHARES AND TRUST SHARES)
BY TONY Y. DONG, CFA, DIRECTOR, MID-CAP EQUITY AND SENIOR PORTFOLIO MANAGER AND BRIAN S. MATUSZAK, CFA, SENIOR EQUITY ANALYST AND
ANDY Y. MUI, CPA, SENIOR EQUITY ANALYST
MUNDER CAPITAL MANAGEMENT

The HSBC Investor Mid-Cap Fund (the "Fund") seeks to achieve its objective by investing in common or preferred stocks and convertible securities. The Fund will normally invest at least 80% of its assets in equity securities of mid-sized companies with market capitalizations falling within the range of the S&P MidCap 400 Index (between $270 million and $8.6 billion as of March 31,
2005) at the time of acquisition. Investments are primarily in domestic common stocks but also may include, to a limited degree, preferred stocks, and convertible securities. The Portfolio employs Munder Capital Management ("Munder") as sub-investment adviser.

INVESTMENT CONCERNS

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Mid capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure, and historically, their stocks have experienced a greater degree of market volatility than stocks on average.

MARKET COMMENTARY

The Fund's Class A Shares posted a return of 13.66% (without sales charge) and 13.97% for the Trust Shares for the 12-month period ended October 31, 2006. That compares to 13.43% and 11.51% for the Fund's benchmarks, the S&P MidCap 400 Index(1) and the Lipper Mid-Cap Growth Funds Average(1).

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

Medium-sized stocks posted strong gains for the fiscal year as a whole, despite a correction between May and July. That environment helped this Fund generate good absolute returns. Mid-cap stocks significantly out-gained larger shares during the first half of the period, as investors began to anticipate that the Federal Reserve would stop raising interest rates. The broad stock market slumped in spring, however, as investors worried about inflation and the potential for higher interest rates. That decline contributed to losses for this Fund during the second calendar quarter of 2006. Falling oil prices and lower equity market volatility led investors to adopt a more aggressive stance during the final months of the period, helping the Fund earn back much of its spring loss. For the 12-month period under review, the Fund's holdings in all ten economic sectors posted positive absolute returns.*

Strong stock selection allowed the Fund to outperform its benchmark. Security selection in the health care, industrials, materials, consumer discretionary and telecommunications sectors boosted relative returns. That said, selection within the energy sector was the largest single detractor to relative performance, due to weak performance by two energy stocks. We under-weighted utilities stocks, which generally do not possess the high-growth characteristics we demand. Utilities stocks performed well, so the Fund's relatively small stake in that sector weighed somewhat on returns against the benchmark.*

*     Portfolio composition is subject to change.

(1)   For additional information, please refer to the Glossary of Terms.

17    HSBC INVESTOR FAMILY OF FUNDS

--------------------------------------------------------------------------------
                                                               PORTFOLIO REVIEWS
--------------------------------------------------------------------------------

HSBC INVESTOR MID-CAP FUND - AS OF OCTOBER 31, 2006

--------------------------------------------------------------------------------
VALUE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

                                  [LINE GRAPH]

            Standard & Poor's     Russell MidCap(R)     HSBC Investor Mid-Cap     HSBC Investor Mid-Cap
             MidCap 400 Index       Growth Index           Fund Class A(1)              Fund Trust
10/31/96          10000                 10000                    9492                      10000
12/31/96          10575                 10411                    9691                      10235
                  10418                 10031                   10044                      10610
                  11949                 11508                   11611                      12254
                  13870                 13118                   12892                      13615
12/31/97          13986                 12758                   12671                      13404
                  15526                 14280                   13885                      14695
                  15193                 14271                   14194                      15023
                  12995                 11889                   11589                      12277
12/31/98          16659                 15037                   13841                      14671
                  15596                 15550                   14437                      15305
                  17804                 17170                   16159                      17160
                  16309                 16311                   15055                      15962
12/31/99          19111                 22749                   19117                      20305
                  21536                 27555                   22561                      23967
                  20826                 25514                   22075                      23474
                  23356                 26158                   23554                      25070
12/31/00          22457                 20076                   21198                      22565
                  20038                 15040                   19316                      20564
                  22674                 17474                   21355                      22732
                  18918                 12616                   17456                      18610
12/31/01          22321                 16031                   19204                      20468
                  23822                 15748                   19092                      20373
                  21605                 12872                   16403                      17514
                  18030                 10661                   13445                      14368
12/31/02          19082                 11638                   13983                      14940
                  18236                 11636                   13624                      14583
                  21450                 13818                   15686                      16799
                  22864                 14807                   16403                      17561
12/31/03          25879                 16608                   18420                      19730
                  27189                 17411                   19047                      20421
                  27453                 17594                   19338                      20730
                  26877                 16832                   18397                      19753
12/31/04          30144                 19179                   20997                      22541
                  30024                 18859                   20705                      22232
                  31305                 19506                   21960                      23590
                  32832                 20783                   23058                      24781
12/31/05          33929                 21499                   23157                      24911
                  36517                 23135                   25648                      27613
                  35369                 22049                   24601                      26472
                  34987                 22245                   24318                      26202
10/31/06          36441                 23099                   25139                      27102

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN (%)
--------------------------------------------------------------------------------

                                         INCEPTION    1       5       10       SINCE
AS OF OCTOBER 31, 2006                     DATE      YEAR    YEAR    YEAR    INCEPTION
--------------------------------------------------------------------------------------
HSBC Investor Mid-Cap Fund Class A(1)     7/1/93      7.98    6.16    9.66    10.75
--------------------------------------------------------------------------------------
HSBC Investor Mid-Cap Fund Class B(2)     7/1/93      9.25    6.46    9.40    10.37
--------------------------------------------------------------------------------------
HSBC Investor Mid-Cap Fund Class C(3)     7/1/93     12.04    6.62    9.48    10.41
--------------------------------------------------------------------------------------
HSBC Investor Mid-Cap Fund Trust          7/1/93     13.97    7.53   10.48    11.45
--------------------------------------------------------------------------------------
Standard & Poor's MidCap 400 Index(4)         --     13.43   13.03   13.80      N/A
--------------------------------------------------------------------------------------
Russell MidCap(R) Growth Index(4)             --     14.51   10.62    8.73      N/A
--------------------------------------------------------------------------------------
Lipper Mid-Cap Growth Funds Average(4)        --     11.51    7.79    7.33      N/A
--------------------------------------------------------------------------------------

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS AND DO NOT REFLECT THE TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-800-782-8183.

(1)   REFLECTS THE MAXIMUM SALES CHARGE OF 5.00%.

(2)   REFLECTS THE CONTINGENT DEFERRED SALES CHARGE, MAXIMUM OF 4.00%.

(3)   REFLECTS THE CONTINGENT DEFERRED SALES CHARGE, MAXIMUM OF 1.00%.

(4)   FOR ADDITIONAL INFORMATION, PLEASE REFER TO THE GLOSSARY OF TERMS.

+     For periods prior to July 1, 2000, the performance shown above includes the total return (adjusted for Fund expenses) generated by HSBC Investments
(USA) Inc's management of a pooled investment vehicle called a collective investment trust (CTF) with the same investment objective as the Fund. The assets from that CTF were converted into the HSBC Investor Mid-Cap Fund on July 1, 2000. The CTF was not registered with the Securities & Exchange Commission
(SEC) and thus was not subject to certain investment restrictions that are imposed on the Fund. If the CTF had been registered with the SEC, its performance might have been adversely affected. Performance assumes reinvestment of dividends and distributions.

The Fund has changed its standardized benchmark from the Russell MidCap(R) Growth Index to the Standard & Poor's MidCap 400 Index ("S&P MidCap 400") to provide a more appropriate market comparison. The S&P MidCap 400 Index is comprised of 400 domestic stocks chosen for market size (median market capitalization of $676 million), liquidity and industry group representation. The Russell MidCap(R) Growth Index tracks the performance of those Russell securities in the Russell Universe(4) with higher price-to-book ratios and higher forecasted growth values. The performance of the indices does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities. During the period shown, certain parties waived and/or reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance quoted would have been lower.

                                             HSBC INVESTOR FAMILY OF FUNDS    18

--------------------------------------------------------------------------------
PORTFOLIO REVIEWS
--------------------------------------------------------------------------------

HSBC INVESTOR SMALL CAP EQUITY FUND
HSBC INVESTOR OPPORTUNITY FUND (ADVISOR, CLASS A SHARES, B SHARES AND C SHARES) BY WILLIAM A. MUGGIA
PRESIDENT-CHIEF INVESTMENT OFFICER
WESTFIELD CAPITAL MANAGEMEN

The HSBC Investor Small Cap Equity Fund and the HSBC Investor Opportunity Fund ("the Funds") seek to provide their shareholders with long-term growth of capital by investing in equity securities of emerging small and medium-sized companies expected to deliver earnings growth well above the growth rate of the economy and the rate of inflation. The Funds employ a two-tier structure, commonly referred to as "master-feeder." The Funds invest all of their investable assets in the HSBC Investor Small Cap Equity Portfolio (the "Portfolio"). The Portfolio employs Westfield Capital Management Company, LLC as sub-investment adviser.

The Portfolio invests primarily in common stocks of small and medium-sized companies that may have the potential to become major enterprises.

INVESTMENT CONCERNS

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Small-capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure, and historically, their stocks have experienced a greater degree of market volatility than stocks on average.

MARKET COMMENTARY

For the 12-month period ended October 31, 2006, the Advisor shares of the HSBC Investor Small Cap Equity Fund produced a 19.40% return and the Class A Shares of the HSBC Investor Opportunity Fund produced a 18.81% return (without sales charge). The Funds' benchmarks, the Russell 2500(R) Growth Index(1) and the Lipper Mid-Cap Growth Funds Average(1), returned 15.56% and 11.51%, respectively.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

Small-cap stocks performed well, helping this Fund and its benchmark post strong returns. Technology and health care stocks provided the largest contributions to the Fund's gains.*

Stock selection in the health care sector boosted returns against the benchmark. The benchmark's health care allocation lagged the index as a whole, but strong performance by the Fund's holdings in various health care industries, including biotechnology, pharmaceuticals, health care equipment, health care facilities and life science tools & services, helped the Fund's heath care stake outperform the benchmark and add significantly to relative gains.*

Selection among technology stocks also boosted relative returns. The sub-advisor's selection of stocks in the communications equipment, applications software and data processing & outsourced services industries particularly lifted the Fund's return versus its benchmark.*

An underweight stake in the consumer discretionary sector helped the Fund out-perform its benchmark index as well. Consumer discretionary stocks trailed the index for the period as a whole, despite a surge late in the period. Stock selection in this sector also boosted relative returns.*

The Fund had no exposure to the telecommunications services or consumer staples sectors, and owned only one stock in the materials sector. Those three sectors led the benchmark for the 12-month period under review, so the Fund's underweight positions dragged on relative performance. An underweight stake in financials also weighed on relative returns, as did security selection in that sector. Selection among industrials weakened performance against the benchmark as well.*

*     Portfolio composition is subject to change.

(1)   For additional information, please refer to the Glossary of Terms.

19    HSBC INVESTOR FAMILY OF FUNDS

--------------------------------------------------------------------------------
                                                               PORTFOLIO REVIEWS
--------------------------------------------------------------------------------

HSBC INVESTOR SMALL CAP EQUITY FUND
HSBC INVESTOR OPPORTUNITY FUND - AS OF OCTOBER 31, 2006

--------------------------------------------------------------------------------
VALUE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

                                  [LINE GRAPH]

            Russell 2500(R) Growth Index     HSBC Investor Small Cap Equity Fund
10/31/96                10000                               10000
12/31/96                10417                               10220
                         9584                                9699
                        11141                               11772
                        12995                               13428
12/31/97                11955                               12546
                        13287                               14444
                        12639                               14444
                         9832                               11549
12/31/98                12325                               14231
                        12195                               13011
                        14245                               15209
                        13750                               14376
12/31/99                19163                               21089
                        22066                               23528
                        20541                               23555
                        19937                               24151
12/31/00                16080                               22152
                        12877                               19083
                        15616                               22633
                        11388                               17043
12/31/01                14338                               21862
                        13914                               21413
                        11600                               17477
                         9389                               14489
12/31/02                10166                               14618
                         9841                               14248
                        12077                               17268
                        13281                               18585
12/31/03                14875                               20336
                        15693                               21156
                        15714                               21188
                        14833                               20176
12/31/04                17045                               22762
                        16307                               22023
                        16888                               23099
                        17950                               25364
12/31/05                18438                               25718
                        20619                               28637
                        19356                               27609
                        19123                               27708
10/31/06                20065                               28653

--------------------------------------------------------------------------------
VALUE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

                                  [LINE GRAPH]

                                                  HSBC Investor Opportunity
            Russell 2500(R) Growth Index               Fund Class A(1)
10/31/96              10000                                  9496
12/31/96              10417                                  9695
                       9584                                  9190
                      11141                                 11129
                      12995                                 12651
12/31/97              11955                                 11814
                      13287                                 13588
                      12639                                 13588
                       9832                                 10846
12/31/98              12325                                 13347
                      12195                                 12177
                      14245                                 14216
                      13750                                 13411
12/31/99              19163                                 19629
                      22066                                 21857
                      20541                                 21904
                      19937                                 22417
12/31/00              16080                                 20471
                      12877                                 17601
                      15616                                 20836
                      11388                                 15670
12/31/01              14338                                 20071
                      13914                                 19636
                      11600                                 16001
                       9389                                 13270
12/31/02              10166                                 13375
                       9841                                 12992
                      12077                                 15705
                      13281                                 16888
12/31/03              14875                                 18436
                      15693                                 19166
                      15714                                 19184
                      14833                                 18244
12/31/04              17045                                 20540
                      16307                                 19844
                      16888                                 20784
                      17950                                 22801
12/31/05              18438                                 23076
                      20619                                 25674
                      19356                                 24707
                      19123                                 24760
10/31/06              20065                                 25602

The charts above represent a comparison of a hypothetical $10,000 investment in the indicated share classes versus a similar investment in the Funds' benchmark and represents the reinvestment of dividends and capital gains in the Funds.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN (%)
--------------------------------------------------------------------------------

                                                INCEPTION    1       5      10       SINCE
AS OF OCTOBER 31, 2006                            DATE      YEAR    YEAR   YEAR    INCEPTION
--------------------------------------------------------------------------------------------
HSBC Investor Small Cap Equity Fund (Advisor)     9/3/96    19.40   9.52   11.10     11.59
--------------------------------------------------------------------------------------------
HSBC Investor Opportunity Fund Class A(1)        9/23/96    12.89   7.80    9.86      9.53
--------------------------------------------------------------------------------------------
HSBC Investor Opportunity Fund Class B(2)         1/6/98    13.91   8.09      --      8.74
--------------------------------------------------------------------------------------------
HSBC Investor Opportunity Fund Class C(3)        11/4/98    16.92   8.11      --      9.58
--------------------------------------------------------------------------------------------
Russell 2500(R) Growth Index(4)                       --    15.56   9.91    7.21       N/A
--------------------------------------------------------------------------------------------
Lipper Mid-Cap Growth Funds Average(4)                --    11.51   7.79    7.33       N/A
--------------------------------------------------------------------------------------------

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS AND DO NOT REFLECT THE TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-800-782-8183.

(1)   REFLECTS THE MAXIMUM SALES CHARGE OF 5.00%.

(2)   REFLECTS THE CONTINGENT DEFERRED SALES CHARGE, MAXIMUM OF 4.00%.

(3)   REFLECTS THE CONTINGENT DEFERRED SALES CHARGE, MAXIMUM OF 1.00%.

(4)   FOR ADDITIONAL INFORMATION, PLEASE REFER TO THE GLOSSARY OF TERMS.

The Funds are measured against the Russell 2500(R) Growth Index, an unmanaged index that tracks the performance of 2500 securities found in the Russell Universe(4) with higher price-to-book and higher forecasted growth values. The performance for the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Funds' performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities. During the period shown, certain parties waived and/or reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance quoted would have been lower.

                                             HSBC INVESTOR FAMILY OF FUNDS    20

--------------------------------------------------------------------------------
PORTFOLIO REVIEWS
--------------------------------------------------------------------------------

HSBC INVESTOR VALUE FUND
(CLASS A SHARES, B SHARES, C SHARES AND I SHARES)
BY JON D. BOSSE, CFA
CHIEF INVESTMENT OFFICER
NWQ INVESTMENT MANAGEMENT CO., LLC

The HSBC Investor Value Fund (the "Fund") seeks long-term growth of capital and income by investing primarily in U.S. and foreign companies with large and medium capitalizations that possess hidden opportunities underpriced by the market. The Fund utilizes a two tier structure, commonly known as a "master-feeder" and invests all of its assets in the HSBC Investor Value Portfolio (the "Portfolio"), which acts as the master fund. The Portfolio employs NWQ Investment Management Company, LLC ("NWQ") as sub-adviser.

INVESTMENT CONCERNS

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this fund will fluctuate as the value of the securities in the Portfolio changes.

MARKET COMMENTARY

The Fund returned 21.70% (without sales charge) for the Class A Shares and 21.90% for the Class I Shares for the 12-month period ended October 31, 2006. That compared to a 21.46% return for the Russell 1000(R) Value Index(1) and a 17.77% return for the Lipper Multi-Cap Value Funds Average(1).

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

Value stocks rallied during the period as a whole, despite a stock-market correction in the spring. That environment helped the Fund and its benchmark generate strong returns.*

The Fund's sub-advisor held a significantly overweight position in stocks in the oil and natural gas exploration and production (E&P) industry. That stake had a substantial positive effect on returns against the benchmark, in part because the Fund's largest holding, an E&P firm, was acquired in an all-cash deal at a substantial premium to its market value. The Fund's relative returns also benefited from greater-than-benchmark weightings in defense, telephone, cable television and radio stocks.*

The sub-advisor found a number of attractively valued stocks in the information technology sector, which appeared poised to benefit from a rebound in capital spending. The Fund held an overweight position in technology as a result. Technology stocks in general generated strong performance, but poor earnings weighed on the returns of several technology stocks in the Fund's portfolio. Those company-specific issues caused the Fund's technology position to weaken the Fund's returns versus its benchmark.*

The Fund held a smaller position than the benchmark in financials stocks, because the sub-advisor expected a flat yield curve to hurt profit margins at financial companies. The financials sector generated strong gains, however, led by a rally in shares of large brokerage firms. The Fund's underweight stake therefore weighed on relative returns.*

*     Portfolio composition is subject to change.

(1)   For additional information, please refer to the Glossary of Terms.

21    HSBC INVESTOR FAMILY OF FUNDS

--------------------------------------------------------------------------------
                                                               PORTFOLIO REVIEWS
--------------------------------------------------------------------------------

HSBC INVESTOR VALUE FUND - AS OF OCTOBER 31, 2006

--------------------------------------------------------------------------------
VALUE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

                                  [LINE GRAPH]

            Russell 1000(R) Value Index      HSBC Investor Value Fund Class A(1)
5/10/04                10000                                10000
                       10341                                10774
                       10500                                10819
12/31/04               11590                                11697
                       11600                                11519
                       11794                                11894
                       12253                                12660
12/31/05               12408                                13026
                       13144                                13617
                       13221                                13856
                       14044                                14530
10/31/06               14504                                15016

--------------------------------------------------------------------------------
VALUE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

                                  [LINE GRAPH]

            Russell 1000(R) Value Index        HSBC Investor Value Fund Class I
5/10/04                10000                                 9501
                       10341                                10226
                       10500                                10262
12/31/04               11590                                11088
                       11600                                10911
                       11794                                11261
                       12253                                11985
12/31/05               12408                                12322
                       13144                                12871
                       13221                                13089
                       14044                                13716
10/31/06               14504                                14174

The charts above represent a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN (%)
--------------------------------------------------------------------------------

                                                   INCEPTION    1        SINCE
AS OF OCTOBER 31, 2006                               DATE      YEAR    INCEPTION
--------------------------------------------------------------------------------
HSBC Investor Value Fund Class A(1)                 5/10/04    15.59     15.12
--------------------------------------------------------------------------------
HSBC Investor Value Fund Class B(2)                 5/10/04    16.78     16.02
--------------------------------------------------------------------------------
HSBC Investor Value Fund Class C(3)                 5/10/04    19.72     16.64
--------------------------------------------------------------------------------
HSBC Investor Value Fund Class I                    5/10/04    21.90     17.84
--------------------------------------------------------------------------------
Russell 1000(R) Value Index(4)                           --    21.46       N/A
--------------------------------------------------------------------------------
Lipper Multi-Cap Value Funds Average(4)                  --    17.77       N/A
--------------------------------------------------------------------------------

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS AND DO NOT REFLECT THE TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-800-782-8183.

(1)   REFLECTS THE MAXIMUM SALES CHARGE OF 5.00%.

(2)   REFLECTS THE CONTINGENT DEFERRED SALES CHARGE, MAXIMUM OF 4.00%.

(3)   REFLECTS THE CONTINGENT DEFERRED SALES CHARGE, MAXIMUM OF 1.00%.

(4)   FOR ADDITIONAL INFORMATION, PLEASE REFER TO THE GLOSSARY OF TERMS.

The Fund is measured against the Russell 1000(R) Value Index, an unmanaged index comprised of the 1000 securities found in the Russell universe with a less-than-average growth orientation. Companies in this index generally have low price-to-book and price-to-earning ratios, higher dividend yields, and lower forecasted growth values. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities. During the period shown, certain parties waived and/or reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance quoted would have been lower.

                                             HSBC INVESTOR FAMILY OF FUNDS    22

--------------------------------------------------------------------------------
PORTFOLIO REVIEWS
--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION*
OCTOBER 31, 2006
(UNAUDITED)

--------------------------------------------------------------------------------
HSBC INVESTOR CORE PLUS FIXED INCOME PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT ALLOCATION                        PERCENTAGE OF INVESTMENTS AT VALUE
--------------------------------------------------------------------------------
Mortgage Backed Securities                                  23.3%
--------------------------------------------------------------------------------
Corporate Bonds                                             21.5%
--------------------------------------------------------------------------------
U.S. Treasury Securities                                    16.1%
--------------------------------------------------------------------------------
Asset Backed Securities                                     12.2%
--------------------------------------------------------------------------------
Commercial Mortgage
Backed Securities                                            9.3%
--------------------------------------------------------------------------------
Foreign Bonds                                                7.8%
--------------------------------------------------------------------------------
Collateralized Mortgage                                      7.4%
--------------------------------------------------------------------------------
Cash Equivalents                                             2.4%
--------------------------------------------------------------------------------
Total                                                      100.0%
================================================================================

--------------------------------------------------------------------------------
HSBC INVESTOR HIGH YIELD FIXED INCOME PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT ALLOCATION                        PERCENTAGE OF INVESTMENTS AT VALUE
--------------------------------------------------------------------------------
Corporate Bonds                                             97.8%
--------------------------------------------------------------------------------
Cash Equivalents                                             2.2%
--------------------------------------------------------------------------------
Total                                                      100.0%
================================================================================

--------------------------------------------------------------------------------
HSBC INVESTOR INTERMEDIATE DURATION
   FIXED INCOME PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT ALLOCATION                        PERCENTAGE OF INVESTMENTS AT VALUE
--------------------------------------------------------------------------------
Corporate Bonds                                             23.7%
--------------------------------------------------------------------------------
Mortgage Backed Securities                                  23.6%
--------------------------------------------------------------------------------
Asset Backed Securities                                     15.1%
--------------------------------------------------------------------------------
Collateralized Mortgage Obligations                          8.5%
--------------------------------------------------------------------------------
Commercial Mortgage
Backed Securities                                            9.8%
--------------------------------------------------------------------------------
U.S. Treasury Securities                                     9.2%
--------------------------------------------------------------------------------
Foreign Bonds                                                7.2%
--------------------------------------------------------------------------------
Cash Equivalents                                             2.9%
--------------------------------------------------------------------------------
Total                                                      100.0%
================================================================================

--------------------------------------------------------------------------------
HSBC INVESTOR NEW YORK TAX-FREE BOND FUND
--------------------------------------------------------------------------------

INVESTMENT ALLOCATION                        PERCENTAGE OF INVESTMENTS AT VALUE
--------------------------------------------------------------------------------
Municipal Bonds                                             94.8%
--------------------------------------------------------------------------------
Variable Rate Notes                                          3.3%
--------------------------------------------------------------------------------
Cash Equivalents                                             1.9%
--------------------------------------------------------------------------------
Total                                                      100.0%
================================================================================

--------------------------------------------------------------------------------
HSBC INVESTOR GROWTH PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT ALLOCATION                        PERCENTAGE OF INVESTMENTS AT VALUE
--------------------------------------------------------------------------------
Information Technology                                      27.3%
--------------------------------------------------------------------------------
Health Care                                                 19.4%
--------------------------------------------------------------------------------
Industrials                                                 14.4%
--------------------------------------------------------------------------------
Financials                                                  11.1%
--------------------------------------------------------------------------------
Consumer Discretionary                                      10.3%
--------------------------------------------------------------------------------
Consumer Staples                                             8.2%
--------------------------------------------------------------------------------
Energy                                                       5.8%
--------------------------------------------------------------------------------
Cash Equivalents                                             3.5%
--------------------------------------------------------------------------------
Total                                                      100.0%
================================================================================

--------------------------------------------------------------------------------
HSBC INVESTOR GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

INVESTMENT ALLOCATION                        PERCENTAGE OF INVESTMENTS AT VALUE
--------------------------------------------------------------------------------
Consumer Discretionary                                      21.9%
--------------------------------------------------------------------------------
Information Technology                                      18.0%
--------------------------------------------------------------------------------
Industrials                                                 16.8%
--------------------------------------------------------------------------------
Financials                                                  14.5%
--------------------------------------------------------------------------------
Energy                                                       7.3%
--------------------------------------------------------------------------------
Materials                                                    6.4%
--------------------------------------------------------------------------------
Transportation                                               5.2%
--------------------------------------------------------------------------------
Consumer Staples                                             5.1%
--------------------------------------------------------------------------------
Health Care                                                  4.7%
--------------------------------------------------------------------------------
Cash Equivalents                                             0.1%
--------------------------------------------------------------------------------
Total                                                      100.0%
================================================================================

--------------------------------------------------------------------------------
HSBC INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT ALLOCATION                        PERCENTAGE OF INVESTMENTS AT VALUE
--------------------------------------------------------------------------------
Europe                                                      61.4%
--------------------------------------------------------------------------------
Japan                                                       23.9%
--------------------------------------------------------------------------------
Australia & Far East                                         6.4%
--------------------------------------------------------------------------------
Canada                                                       3.6%
--------------------------------------------------------------------------------
Cash Equivalents                                             2.4%
--------------------------------------------------------------------------------
Other                                                        2.3%
--------------------------------------------------------------------------------
Total                                                      100.0%
================================================================================

*     Portfolio composition is subject to change.

23    HSBC INVESTOR FAMILY OF FUNDS

--------------------------------------------------------------------------------
                                                               PORTFOLIO REVIEWS
--------------------------------------------------------------------------------

                                                          PORTFOLIO COMPOSITION*
                                                                OCTOBER 31, 2006
                                                                     (UNAUDITED)

--------------------------------------------------------------------------------
HSBC INVESTOR MID-CAP FUND
--------------------------------------------------------------------------------

INVESTMENT ALLOCATION                        PERCENTAGE OF INVESTMENTS AT VALUE
--------------------------------------------------------------------------------

Industrials                                                 18.7%
--------------------------------------------------------------------------------
Financials                                                  16.2%
--------------------------------------------------------------------------------
Information Technology                                      15.7%
--------------------------------------------------------------------------------
Consumer Discretionary                                      15.2%
--------------------------------------------------------------------------------
Health Care                                                 11.0%
--------------------------------------------------------------------------------
Energy                                                       8.8%
--------------------------------------------------------------------------------
Utilities                                                    6.4%
--------------------------------------------------------------------------------
Materials                                                    5.0%
--------------------------------------------------------------------------------
Consumer Staples                                             3.0%
--------------------------------------------------------------------------------
Total                                                      100.0%
================================================================================

--------------------------------------------------------------------------------
HSBC INVESTOR SMALL CAP EQUITY PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT ALLOCATION                        PERCENTAGE OF INVESTMENTS AT VALUE
--------------------------------------------------------------------------------
HealthCare                                                  29.3%
--------------------------------------------------------------------------------
Information Technology                                      25.7%
--------------------------------------------------------------------------------
Consumer Discretionary                                      12.6%
--------------------------------------------------------------------------------
Industrials                                                 10.8%
--------------------------------------------------------------------------------
Energy                                                       8.9%
--------------------------------------------------------------------------------
Financial                                                    5.5%
--------------------------------------------------------------------------------
Cash Equivalents                                             5.4%
--------------------------------------------------------------------------------
Materials                                                    1.8%
--------------------------------------------------------------------------------
Total                                                      100.0%
================================================================================

--------------------------------------------------------------------------------
HSBC INVESTOR VALUE PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT ALLOCATION                        PERCENTAGE OF INVESTMENTS AT VALUE
--------------------------------------------------------------------------------
Financials                                                  28.3%
--------------------------------------------------------------------------------
Consumer Discretionary                                      11.3%
--------------------------------------------------------------------------------
Industrials                                                  9.3%
-------------------------------------------------------------------------------
Consumer Staples                                             7.7%
-------------------------------------------------------------------------------
Information Technology                                       7.7%
-------------------------------------------------------------------------------
Materials                                                    7.5%
-------------------------------------------------------------------------------
Energy                                                       7.4%
-------------------------------------------------------------------------------
Telecommunication Services                                   7.4%
-------------------------------------------------------------------------------
Cash Equivalents                                             6.7%
-------------------------------------------------------------------------------
Utilities                                                    2.0%
-------------------------------------------------------------------------------
Miscellaneous                                                1.9%
-------------------------------------------------------------------------------
Transportation                                               1.8%
-------------------------------------------------------------------------------
Health Care                                                  1.0%
-------------------------------------------------------------------------------
Total                                                      100.0%
================================================================================

*     Portfolio composition is subject to change.

                                             HSBC INVESTOR FAMILY OF FUNDS    24

                       This page intentionally left blank.

25    HSBC INVESTOR FAMILY OF FUNDS

--------------------------------------------------------------------------------
                                       HSBC INVESTOR NEW YORK TAX-FREE BOND FUND
--------------------------------------------------------------------------------

                             SCHEDULE OF PORTFOLIO INVESTMENTS--OCTOBER 31, 2006

--------------------------------------------------------------------------------
MUNICIPAL BONDS--93.4%
--------------------------------------------------------------------------------

                                                        SHARES OR
                                                        PRINCIPAL
                                                        AMOUNT($)     VALUE($)
                                                       ----------   -----------
NEW YORK - 84.2%
Buffalo, New York Fiscal Stability Authority
   (MBIA Insured),  5.25%, 8/15/13 .................      500,000       548,575
Corning City, New York School District GO
   (FSA Insured), 4.00%, 6/15/08 ...................      930,000       937,245
Corning City, New York School District GO
   (FSA Insured), 5.00%, 6/15/09 ...................      790,000       819,451
Metropolitan Transportation Authority of
   New York Revenue, 5.25%, 11/15/11 ...............    1,000,000     1,072,540
Metropolitan Transportation Authority of
   New York Revenue (FGIC Insured),
   5.25%, 7/1/17, Prerefunded 7/1/08 @ 100.5 .......    1,145,000     1,182,705
Metropolitan Transportation Authority of
   New York Revenue (FGIC Insured),
   5.50%, 11/15/19 .................................    1,000,000     1,164,530
Metropolitan Transportation Authority of
   New York Revenue (FSA Insured),
   5.00%, 11/15/32, Callable 11/15/12 @ 100 ........    1,625,000     1,698,092
Metropolitan Transportation Authority of
   New York Revenue (MBIA Insured),
   5.50%, 1/1/19, Callable 7/1/12 @ 100 ............      480,000       525,835
Metropolitan Transportation Authority of
   New York Revenue, Escrowed to
   Maturity, 5.75%, 7/1/13 .........................      285,000       307,962
Monroe County, New York, Airport
   Authority Revenue, AMT (MBIA
   Insured), 5.625%, 1/1/10 ........................    1,240,000     1,307,605
Monroe County, New York, Airport
   Authority Revenue, AMT (MBIA
   Insured), 5.75%, 1/1/14 .........................      750,000       832,020
New York City GO, 5.00%, 8/1/08 ....................      990,000     1,013,552
New York City GO, 5.00%, 8/1/14 ....................      200,000       216,108
New York City GO, 6.00%, 8/1/14, Callable
   8/1/07 @ 101 ....................................       55,000        56,421
New York City GO, 5.00%, 8/1/15 ....................      325,000       352,196
New York City GO (LOC UBS Financial
   Services), 5.00%, 12/1/13 .......................    1,000,000     1,076,580
New York City Housing Development Corp.
   Revenue, AMT, 5.60%, 11/1/19, Callable
   11/1/09 @ 101 ...................................      100,000       103,782
New York City Industrial Development
   Agency (FSA Insured), 5.00%, 11/15/19,
   Callable 5/1/13 @ 100 ...........................    1,000,000     1,070,080
New York City Industrial Development
   Agency, AMT, 5.00%, 1/1/09 ......................    1,000,000     1,023,010
New York City Municipal Water Finance
   Authority, 5.00%, 6/15/34, Callable
   6/15/13 @ 100 ...................................    1,250,000     1,306,500
New York City Municipal Water Finance
   Authority, 5.00%, 6/15/36, Callable
   12/15/14 @ 100 ..................................    1,000,000     1,051,720
New York City Transitional Finance
   Authority Revenue, 5.25%, 5/1/17,
   Callable 5/1/11 @ 100 ...........................      400,000       426,680
New York City Transitional Finance
   Authority Revenue, 5.25%, 2/1/29,
   Callable 2/1/11 @ 100 ...........................    1,540,000     1,637,852
New York State Dormitory Authority
   Revenue, Cooper Union (MBIA Insured),
   6.00%, 7/1/19, Callable 7/1/09 @ 101 ............      350,000       374,892

--------------------------------------------------------------------------------
MUNICIPAL BONDS, CONTINUED
--------------------------------------------------------------------------------

                                                        SHARES OR
                                                        PRINCIPAL
                                                        AMOUNT($)     VALUE($)
                                                       ----------   -----------
New York State Dormitory Authority
   Revenue, Department of Health, 5.25%,
   7/1/16, Callable 7/1/14 @ 100 ...................      500,000       544,850
New York State Dormitory Authority
   Revenue, Master Boces PG (FSA
   Insured), 5.25%, 8/15/19, Callable 8/15/12
   @ 100 ...........................................    1,000,000     1,081,670
New York State Dormitory Authority
   Revenue, Mental Health, 6.50%, 8/15/11 ..........      225,000       252,086
New York State Dormitory Authority
   Revenue, Mental Health, 5.50%, 8/15/17,
   Prerefunded 2/15/07 @ 102 .......................       15,000        15,381
New York State Dormitory Authority
   Revenue, Mental Health, 5.50%, 8/15/17,
   Partially Prerefunded 2/15/07 @ 102 .............      985,000     1,009,093
New York State Dormitory Authority
   Revenue, Mental Health (FGIC Insured),
   5.00%, 2/15/15 ..................................    1,245,000     1,359,379
New York State Dormitory Authority
   Revenue, New York Presbyterian Hospital
   (AMBAC Insured), 5.50%, 8/1/10 ..................      750,000       797,580
New York State Dormitory Authority
   Revenue, New York University (AMBAC
   Insured), 5.50%, 7/1/18 .........................      500,000       576,925
New York State Dormitory Authority
   Revenue, NYSARC (FSA Insured),
   5.25%, 7/1/18, Callable 7/1/12 @ 101 ............    1,460,000     1,588,860
New York State Dormitory Authority
   Revenue, Rockefeller University, 5.25%,
   7/1/13, Callable 7/1/08 @ 101 ...................      500,000       517,915
New York State Dormitory Authority
   Revenue, School District Board Financing,
   5.00%, 7/1/08 ...................................      595,000       608,816
New York State Dormitory Authority
   Revenue, Sloan Kettering Institute (MBIA
   Insured), 5.50%, 7/1/23 .........................    1,300,000     1,519,856
New York State Dormitory Authority,
   Personal Income Tax Revenue, 5.00%,
   3/15/23, Callable 3/15/15 @ 100 .................    1,000,000     1,068,300
New York State Environmental Facscorp.,
   5.70%, 1/15/14, Prerefunded 7/15/09
   @ 101 ...........................................       15,000        15,997
New York State Environmental Facscorp.,
    5.70%, 1/15/14, Callable 7/15/09 @ 101 .........      415,000       440,510
New York State Environmental Facscorp.,
   5.70%, 1/15/14, Prerefunded 7/15/09
   @ 101 ...........................................      570,000       607,871
New York State Mortgage Agency Revenue,
   AMT, 5.60%, 10/1/14, Callable 9/1/07
   @ 101.5 .........................................    1,000,000     1,023,890
New York State Municipal Bond Bank
   Revenue, 5.50%, 12/1/12 .........................      850,000       933,214
New York State Thruway Authority
   Revenue, Highway & Bridge (FGIC
   Insured), 5.50%, 4/1/17, Callable 4/1/11
   @ 101 ...........................................    1,000,000     1,090,590
New York State Thruway Authority
   Revenue, Highway & Bridge (MBIA
   Insured), 5.00%, 4/1/22, Callable 4/1/14
   @ 100 ...........................................    1,000,000     1,063,600
New York State Thruway Authority,
   Personal Income Tax Revenue, 5.50%,
   3/15/20, Prerefunded 3/15/12 @ 100 ..............      500,000       547,645

SEE NOTES TO FINANCIAL STATEMENTS.           HSBC INVESTOR FAMILY OF FUNDS    26

--------------------------------------------------------------------------------
HSBC INVESTOR NEW YORK TAX-FREE BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS--OCTOBER 31, 2006 (CONTINUED)

--------------------------------------------------------------------------------
MUNICIPAL BONDS, CONTINUED
--------------------------------------------------------------------------------

                                                        SHARES OR
                                                        PRINCIPAL
                                                        AMOUNT($)     VALUE($)
                                                       ----------   -----------
New York State Thruway Authority,
   Personal Income Tax Revenue (FSA
   Insured), 5.00%, 3/15/13 ........................      645,000       695,452
New York State Thruway Authority,
   Personal Income Tax Revenue (MBIA
   Insured), 5.00%, 3/15/19, Callable 3/15/13
   @ 100 ...........................................    1,400,000     1,497,496
New York State Thruway Authority,
   Personal Income Tax Revenue (MBIA
   Insured), 5.00%, 3/15/21, Callable 3/15/13
   @ 100 ...........................................      500,000       534,820
New York State Thruway Authority, Second
   General Highway & Bridge (AMBAC
   Insured), 5.00%, 4/1/16 .........................    1,000,000     1,098,790
New York State Thruway Authority, Service
   Contract Revenue, 5.50%, 4/1/11 .................    1,000,000     1,076,910
New York State Urban Development Corp.
   Revenue, 5.75%, 4/1/12 ..........................      500,000       549,360
New York State Urban Development Corp.
   Revenue, 5.125%, 1/1/22, Callable 7/1/14
   @ 100 ...........................................      885,000       943,507
New York State Urban Development Corp.
   Revenue, 5.125%, 1/1/25, Prerefunded
   1/1/11 @ 100 ....................................      175,000       185,929
New York State Urban Development Corp.
   Revenue, Series A (MBIA Insured),
   6.50%, 1/1/09 ...................................      500,000       530,575
New York State Urban Development Corp.
   Revenue, Series B (FSA Insured), 5.00%,
   3/15/21, Callable 3/15/15 @100 ..................    1,000,000     1,073,450
Onondaga County, New York Water
   Authority Revenue (FSA Insured), 5.00%,
   9/15/14, Callable 9/15/10 @ 101 .................      300,000       317,544
Onondaga County, New York Water
   Authority Revenue (FSA Insured), 5.00%,
   9/15/15, Callable 9/15/10 @ 101 .................      665,000       702,160
Port Authority of New York & New Jersey
   Revenue, 5.00%, 9/1/27, Callable 9/1/13
   @ 101 ...........................................      795,000       840,808
Port Authority of New York & New Jersey
   Revenue, 5.375%, 3/1/28 .........................    1,100,000     1,280,884
Port Authority of New York & New Jersey
   Special Obligation Revenue, AMT (MBIA
   Insured), 5.75%, 12/1/22, Callable 12/1/07
   @ 102 ...........................................      500,000       520,435
Suffolk County, New York (FSA Insured),
   5.25%, 5/1/12 ...................................      515,000       560,083
Suffolk County, New York (FSA Insured),
   5.25%, 5/1/15 ...................................      100,000       111,781
Tobacco Settlement Corp., 5.50%, 6/1/21,
   Callable 6/1/13 @ 100 ...........................    1,000,000     1,093,290
Webster, New York Central School District
   GO (FSA Insured), 5.00%, 6/15/14 ................      500,000       544,230
Yonkers New York, Series E (MBIA
   Insured), 5.00%, 12/1/14 ........................      750,000       813,848
                                                                    -----------
                                                                     51,741,313
                                                                    -----------
PUERTO RICO - 9.2%
Puerto Rico Commonwealth, Highway and
   Transportation (MBIA Insured), 5.00%,
   9/15/17, Callable 3/15/14 @ 100 .................    1,000,000     1,080,220
Puerto Rico Electric Power Authority
   Revenue (MBIA Insured), 5.25%, 7/1/22 ...........    1,000,000     1,146,940

--------------------------------------------------------------------------------
MUNICIPAL BONDS, CONTINUED
--------------------------------------------------------------------------------

                                                        SHARES OR
                                                        PRINCIPAL
                                                        AMOUNT($)     VALUE($)
                                                       ----------   -----------
Puerto Rico Municipal Finance Agency,
   5.00%, 8/1/12 ...................................      995,000     1,052,302
Puerto Rico Public Buildings Authority
   Revenue, 5.25%, 7/1/33, Callable 7/1/14
   @ 100 ...........................................      700,000       748,657
Puerto Rico Public Finance Corp. Revenue
   (MBIA Insured), 5.25%, 8/1/29, Callable
   2/1/12 @ 100 ....................................    1,000,000     1,074,270
Puerto Rico Publishing Finance Corp.
   Revenue (AMBAC Insured), 5.375%,
   6/1/18 ..........................................      500,000       570,700
                                                                    -----------
                                                                      5,673,089
                                                                    -----------
TOTAL MUNICIPAL BONDS
   (COST $54,927,573) ..............................                 57,414,402
                                                                    -----------

--------------------------------------------------------------------------------
VARIABLE RATE DEMAND NOTES* - 3.3%
--------------------------------------------------------------------------------

NEW YORK - 3.3%
New York City Housing Development Corp.
   Revenue, AMT (LOC Bank of America
   N.A.), 3.57%, 11/1/38 ...........................    1,000,000     1,000,000
New York State Housing Finance Agency,
   AMT (LOC FNMA), 3.56%, 5/15/33 ..................    1,000,000     1,000,000
                                                                    -----------
                                                                      2,000,000
                                                                    -----------
TOTAL VARIABLE RATE DEMAND
   NOTES* (COST $2,000,000) ........................                  2,000,000
                                                                    -----------

--------------------------------------------------------------------------------
INVESTMENT COMPANIES - 1.9%
--------------------------------------------------------------------------------

BlackRock Liquidity New York Money
   Fund Portfolio Institutional Shares,
   3.37%(a) ........................................    1,157,865     1,157,865
                                                                    -----------
TOTAL INVESTMENT COMPANIES
   (COST $1,157,865) ...............................                  1,157,865
                                                                    -----------
TOTAL INVESTMENTS
   (COST $58,085,438) - 98.6% ......................                 60,572,267
                                                                    ===========

----------
Percentages indicated are based on net assets of $61,453,319.

* Variable rate security. The interest rates on these securities are adjusted periodically to reflect then-current short-term interest rates. The rate presented represents the rate in effect on October 31, 2006. The maturity dates presented reflect the final maturity dates. However, some of these securities may contain put or demand features that allow the fund to require the issuer to repurchase the security from the fund within various time periods, including daily, weekly, monthly, or semi-annually.

(a) Variable rate security. The rates presented represent the annualized one day yield that was in effect on October 31, 2006.

AMBAC--American Municipal Bond Assurance Corporation

AMT  --Interest on security is subject to Federal Alternative Minimum Tax

FGIC --Federal Guaranty Insurance Corporation

FNMA --Federal National Mortgage Association

FSA  --Financial Security Assurance

GO   --General Obligation

LOC  --Letter of Credit

MBIA --Municipal Bond Insurance Association

27    HSBC INVESTOR FAMILY OF FUNDS           SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
                                            HSBC INVESTOR GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

                             SCHEDULE OF PORTFOLIO INVESTMENTS--OCTOBER 31, 2006

--------------------------------------------------------------------------------
COMMON STOCKS - 99.6%
--------------------------------------------------------------------------------

                                                         SHARES       VALUE($)
                                                       ----------   -----------
AEROSPACE & DEFENSE - 2.5%
United Technologies Corp. ..........................       18,100     1,189,532
                                                                    -----------
AUTOMOTIVE & TRANSPORT - 5.2%
BorgWarner, Inc. ...................................       10,650       612,375
FedEx Corp. ........................................        7,500       859,050
PACCAR, Inc. .......................................       16,000       947,360
                                                                    -----------
                                                                      2,418,785
                                                                    -----------
CHEMICALS - 4.1%
Ecolab, Inc. .......................................       25,000     1,133,750
Monsanto Co. .......................................       17,600       778,272
                                                                    -----------
                                                                      1,912,022
                                                                    -----------
COMPUTER SOFTWARE - 6.8%
Electronic Arts, Inc. (a) ..........................       22,000     1,163,580
Microsoft Corp. ....................................       50,000     1,435,500
SanDisk Corp. (a) ..................................       12,000       577,200
                                                                    -----------
                                                                      3,176,280
                                                                    -----------
COMPUTERS - 4.3%
Apple Computer, Inc. (a) ...........................       25,000     2,027,000
                                                                    -----------
CONSUMER PRODUCTS - 4.9%
Nike, Inc., Class B ................................        9,950       914,206
PepsiCo, Inc. ......................................       22,000     1,395,680
                                                                    -----------
                                                                      2,309,886
                                                                    -----------
DIVERSIFIED MANUFACTURING OPERATIONS - 17.5%
Caterpillar, Inc. ..................................       25,000     1,517,749
Donaldson Co., Inc. ................................       20,500       769,775
Fastenal Co. .......................................       12,500       503,000
Graco, Inc. ........................................       15,000       611,400
Jacobs Engineering Group, Inc. (a) .................       19,650     1,484,361
Kennametal, Inc. ...................................       18,000     1,110,780
Plum Creek Timber Co., Inc. ........................       30,000     1,078,200
W. W. Grainger, Inc. ...............................       15,000     1,091,700
                                                                    -----------
                                                                      8,166,965
                                                                    -----------
FINANCIAL SERVICES - 12.1%
American Express Co. ...............................       31,000     1,792,110
Ameriprise Financial, Inc. .........................       20,000     1,030,000
Blackrock, Inc., Class A ...........................        4,500       678,780
J.P. Morgan Chase & Co. ............................       17,500       830,200
The Chicago Mercantile Exchange
   Holdings, Inc. ..................................        2,700     1,352,700
                                                                    -----------
                                                                      5,683,790
                                                                    -----------
HEALTH CARE - 2.7%
WellPoint, Inc. (a) ................................        7,000       534,240
Zimmer Holdings, Inc. (a) ..........................       10,000       720,100
                                                                    -----------
                                                                      1,254,340
                                                                    -----------
HOTELS & LODGING - 4.8%
Hilton Hotels Corp. ................................       41,500     1,200,180
Las Vegas Sands Corp. (a) ..........................       14,000     1,066,800
                                                                    -----------
                                                                      2,266,980
                                                                    -----------

--------------------------------------------------------------------------------
COMMON STOCKS, CONTINUED
--------------------------------------------------------------------------------

                                                         SHARES       VALUE($)
                                                       ----------   -----------
INTERNET RELATED - 2.3%
Google, Inc., Class A (a) ..........................        2,250     1,071,878
                                                                    -----------
LEISURE - 1.0%
Carnival Corp. .....................................       10,000       488,200
                                                                    -----------
MEDIA - 5.7%
McGraw-Hill Cos., Inc. .............................       27,000     1,732,590
The Walt Disney Co. ................................       30,240       951,350
                                                                    -----------
                                                                      2,683,940
                                                                    -----------
MOTOR VEHICLES - 2.3%
Harley-Davidson, Inc. ..............................       15,400     1,056,902
                                                                    -----------
OIL & GAS - 7.2%
Anadarko Petroleum Corp. ...........................       10,300       478,126
Apache Corp. .......................................       10,000       653,200
Schlumberger Ltd. ..................................       19,600     1,236,368
Suncor Energy, Inc. ADR ............................       13,450     1,030,943
                                                                    -----------
                                                                      3,398,637
                                                                    -----------
PHARMACEUTICALS - 2.1%
Amgen, Inc. (a) ....................................       13,000       986,830
                                                                    -----------
RESTAURANTS - 2.1%
Starbucks Corp. (a) ................................       26,000       981,500
                                                                    -----------
RETAIL - 6.1%
Nordstrom, Inc. ....................................       18,500       875,975
Walgreen Co. .......................................       23,000     1,004,640
Whole Foods Market, Inc. ...........................       15,000       957,600
                                                                    -----------
                                                                      2,838,215
                                                                    -----------
TELECOMMUNICATIONS - 4.5%
QUALCOMM, Inc. .....................................       33,000     1,200,870
Verizon Communications, Inc. .......................       25,000       925,000
                                                                    -----------
                                                                      2,125,870
                                                                    -----------
TRANSPORTATION - 1.4%
Expeditors International of Washington, Inc. .......       14,100       668,481
                                                                    -----------
TOTAL COMMON STOCKS
   (COST $36,828,066) ..............................                 46,706,033
                                                                    -----------
--------------------------------------------------------------------------------
INVESTMENT COMPANIES - 0.1%
--------------------------------------------------------------------------------

HSBC Investor Money Market Fund Class I
   Shares, 5.23% (b) * .............................       28,459        28,459
                                                                    -----------
TOTAL INVESTMENT COMPANIES
   (COST $28,459) ..................................                     28,459
                                                                    -----------
TOTAL INVESTMENTS
   (COST $36,856,525) - 99.7% ......................                 46,734,492
                                                                    ===========

----------
Percentages indicated are based on net assets of $46,890,964.

(a)  Represents non-income producing security.

(b) Variable rate security. The rates presented represent the annualized one day yield that was in effect on October 31, 2006.

*    Investment in affiliate.

ADR--American Depository Receipt

SEE NOTES TO FINANCIAL STATEMENTS.           HSBC INVESTOR FAMILY OF FUNDS    28

--------------------------------------------------------------------------------
HSBC INVESTOR MID-CAP FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS--OCTOBER 31, 2006

--------------------------------------------------------------------------------
COMMON STOCKS - 98.0%
--------------------------------------------------------------------------------

                                                         SHARES       VALUE($)
                                                       ----------   -----------
AEROSPACE & DEFENSE - 2.4%
L-3 Communications Holdings, Inc. ..................        8,400       676,368
                                                                    -----------
AGRICULTURAL CHEMICALS - 0.7%
Syngenta AG ADR ....................................        6,100       196,603
                                                                    -----------
BANKING - 2.5%
Compass Bancshares, Inc. ...........................        6,000       337,560
HDFC Bank Ltd. ADR .................................        5,100       353,226
                                                                    -----------
                                                                        690,786
                                                                    -----------
BIOTECHNOLOGY - 0.5%
Vertex Pharmaceuticals, Inc. (a) ...................        3,550       144,130
                                                                    -----------
CHEMICALS - 2.4%
Airgas, Inc. .......................................        9,200       347,852
Praxair, Inc. ......................................        5,225       314,806
                                                                    -----------
                                                                        662,658
                                                                    -----------
COMMERCIAL SERVICES - 1.0%
Sotheby's Holdings, Inc. ...........................        7,500       285,000
                                                                    -----------
COMMUNICATIONS - 1.4%
CommScope, Inc. (a) ................................       12,300       392,493
                                                                    -----------
COMPUTER EQUIPMENT - 1.2%
Logitech International S.A. (a) ....................       13,050       345,173
                                                                    -----------
COMPUTER SERVICES - 5.5%
aQuantive, Inc. (a) ................................       13,400       364,212
Cognizant Technology Solutions Corp. (a) ...........        7,350       553,308
Euronet Worldwide, Inc. (a) ........................        7,575       225,129
Wright Express Corp. (a) ...........................       14,250       390,023
                                                                    -----------
                                                                      1,532,672
                                                                    -----------
COMPUTER SOFTWARE - 4.5%
Akamai Technologies, Inc. (a) ......................        6,400       299,904
Blackbaud, Inc. ....................................       17,150       428,750
NAVTEQ Corp. (a) ...................................        4,850       161,020
SRA International, Inc., Class A (a) ...............       10,775       345,339
                                                                    -----------
                                                                      1,235,013
                                                                    -----------
CONSTRUCTION & ENGINEERING - 1.8%
McDermott International, Inc. (a) ..................       11,275       503,993
                                                                    -----------
CONSUMER PRODUCTS -3.8%
Constellation Brands, Inc. (a) .....................       15,375       422,658
Jarden Corp. (a) ...................................        8,600       309,428
Thor Industries, Inc. ..............................        7,375       323,173
                                                                    -----------
                                                                      1,055,259
                                                                    -----------
DIVERSIFIED MANUFACTURING OPERATIONS - 3.4%
Emcor Group, Inc. (a) ..............................       10,975       649,171
Graco, Inc. ........................................        6,950       283,282
                                                                    -----------
                                                                        932,453
                                                                    -----------
ELECTRONIC COMPONENTS & SEMICONDUCTORS - 2.8%
FormFactor, Inc. (a) ...............................        7,300       278,714
Microchip Technology, Inc. .........................        8,275       272,496
Veeco Instruments, Inc. (a) ........................       11,725       219,140
                                                                    -----------
                                                                        770,350
                                                                    -----------
ENVIRONMENTAL SERVICES - 2.0%
Stericycle, Inc. (a) ...............................        7,900       558,609
                                                                    -----------
FINANCIAL SERVICES - 7.2%
Affiliated Managers Group, Inc. (a) ................        5,000       500,700
Blackrock, Inc., Class A ...........................        2,025       305,451
Global Signal, Inc. ................................        8,800       477,840
TD Ameritrade Holding Corp. (a) ....................       18,325       301,813
The Chicago Mercantile Exchange Holdings,
   Inc. ............................................          800       400,800
                                                                    -----------
                                                                      1,986,604
                                                                    -----------

--------------------------------------------------------------------------------
COMMON STOCKS, CONTINUED
--------------------------------------------------------------------------------

                                                         SHARES       VALUE($)
                                                       ----------   -----------
FOOD & BEVERAGE - 1.4%
Flowers Foods, Inc. ................................       13,950       379,022
                                                                    -----------
HEALTH CARE - 10.3%
Coventry Health Care, Inc. (a) .....................        5,775       271,136
CYTYC Corp. (a) ....................................        9,425       249,009
DaVita, Inc. (a) ...................................        4,700       261,461
Hologic, Inc. (a) ..................................        8,325       400,849
Laboratory Corp. of America Holdings (a) ...........        4,825       330,464
Psychiatric Solutions, Inc. (a) ....................        8,200       272,240
ResMed, Inc. (a) ...................................       11,500       505,884
Techne Corp. (a) ...................................        1,275        71,247
VCA Antech, Inc. (a) ...............................       15,000       485,550
                                                                    -----------
                                                                      2,847,840
                                                                    -----------
INDUSTRIAL MANUFACTURING - 1.5%
Ceradyne, Inc. (a) .................................        2,575       106,219
Mobile Mini, Inc. (a) ..............................        9,300       299,181
                                                                    -----------
                                                                        405,400
                                                                    -----------
INSURANCE - 1.4%
Proassurance Corp. (a) .............................        7,300       355,510
StanCorp Financial Group, Inc. .....................          900        41,121
                                                                    -----------
                                                                        396,631
                                                                    -----------
LEISURE - 1.9%
Penn National Gaming, Inc. (a) .....................       14,400       526,608
                                                                    -----------
LIFE SCIENCES TOOLS AND SERVICES - 0.2%
Nektar Therapeutics (a) ............................        3,625        52,309
                                                                    -----------
MACHINERY - 1.8%
Oshkosh Truck Corp. ................................       10,825       489,398
                                                                    -----------
METALS & MINING - 1.8%
Phelps Dodge Corp. .................................        5,100       511,938
                                                                    -----------
MORTGAGE - 2.6%
American Home Mortgage Investment
   Corp. ...........................................        9,875       337,429
The PMI Group, Inc. ................................        9,225       393,446
                                                                    -----------
                                                                        730,875
                                                                    -----------
OIL & GAS - 8.8%
Chesapeake Energy Corp. ............................       11,325       367,383
Helmerich & Payne, Inc. ............................        7,550       180,823
National-Oilwell, Inc. (a) .........................        7,550       456,019
Noble Corp. ........................................        2,675       187,518
Oil States International, Inc. (a) .................        5,775       167,706
Precision Drilling Trust ...........................        9,900       283,734
Superior Energy Services, Inc. (a) .................        4,050       126,765
Weatherford International Ltd. (a) .................        5,134       210,905
XTO Energy, Inc. ...................................        9,808       457,640
                                                                    -----------
                                                                      2,438,493
                                                                    -----------
REAL ESTATE - 1.0%
Jones Lang LaSalle, Inc. ...........................        3,000       276,000
                                                                    -----------
RESIDENTIAL BUILDING CONSTRUCTION - 2.0%
KB Home, Inc. ......................................        5,475       246,047
Pulte Homes, Inc. ..................................        9,625       298,278
                                                                    -----------
                                                                        544,325
                                                                    -----------
RETAIL - 5.7%
Dick's Sporting Goods, Inc. (a) ....................        9,325       464,012
GameStop Corp., Class A (a) ........................       10,275       524,642
Jos. A. Bank Clothiers, Inc. (a) ...................        9,587       284,638
Tractor Supply Co. (a) .............................        6,400       309,888
                                                                    -----------
                                                                      1,583,180
                                                                    -----------

29    HSBC INVESTOR FAMILY OF FUNDS           SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
                                                      HSBC INVESTOR MID-CAP FUND
--------------------------------------------------------------------------------

                 SCHEDULE OF PORTFOLIO INVESTMENTS--OCTOBER 31, 2006 (CONTINUED)

--------------------------------------------------------------------------------
COMMON STOCKS, CONTINUED
--------------------------------------------------------------------------------

                                                         SHARES       VALUE($)
                                                       ----------   -----------
SPECIALTY RETAIL - 2.2%
Tiffany & Co. ......................................        8,075       288,439
United Auto Group, Inc. ............................       14,450       332,061
                                                                    -----------
                                                                        620,500
                                                                    -----------
TELECOMMUNICATIONS - 2.4%
j2 Global Communications, Inc. (a) .................       16,175       443,842
NII Holdings, Inc. Class B (a) .....................        3,575       232,482
                                                                    -----------
                                                                        676,324
                                                                    -----------
TRANSPORTATION - 3.5%
American Commercial Lines, Inc. (a) ................        7,200       461,880
Old Dominion Freight Line, Inc. (a) ................       18,437       509,967
                                                                    -----------
                                                                        971,847
                                                                    -----------
UTILITIES - 6.4%
Entergy Corp. ......................................        2,850       244,616
Equitable Resources, Inc. ..........................       13,425       543,980
ITC Holdings Corp. .................................        9,500       337,440
New Jersey Resources Corp. .........................        6,500       337,090
Northeast Utilities ................................       12,050       301,371
                                                                    -----------
                                                                      1,764,497
                                                                    -----------
TOTAL COMMON STOCKS
   (COST $21,413,420) ..............................                 27,183,351
                                                                    -----------

--------------------------------------------------------------------------------
INVESTMENT COMPANIES - 1.4%
--------------------------------------------------------------------------------

                                                         SHARES       VALUE($)
                                                       ----------   -----------
MidCap S&P Depositary Receipt Trust
   Series 1 ........................................        2,700       386,937
                                                                    -----------
TOTAL INVESTMENT COMPANIES
   (COST $365,097) .................................                    386,937
                                                                    -----------
TOTAL INVESTMENTS
   (COST $21,778,517) - 99.4% ......................                 27,570,288
                                                                    ===========

----------
Percentages indicated are based on net assets of $27,733,752.

(a)  Represents non-income producing security.

ADR--American Depository Receipt

SEE NOTES TO FINANCIAL STATEMENTS.           HSBC INVESTOR FAMILY OF FUNDS    30

HSBC INVESTOR FAMILY OF FUNDS

STATEMENTS OF ASSETS AND LIABILITIES--OCTOBER 31, 2006

                                                                                                  INTERMEDIATE
                                                      CORE PLUS       CORE PLUS     HIGH YIELD      DURATION       NEW YORK
                                                    FIXED INCOME    FIXED INCOME   FIXED INCOME   FIXED INCOME     TAX-FREE
                                                   FUND (ADVISOR)       FUND           FUND           FUND         BOND FUND
------------------------------------------------------------------------------------------------------------------------------
ASSETS:
      Investments in Portfolio                     $   81,041,088   $ 16,773,643   $  9,673,038   $ 18,252,279   $         --
      Investments, at value (non-affiliated)                   --             --             --             --     60,572,267
      Cash                                                     --             --             --             --        165,465
      Interest and dividends receivable                        --             --             --             --        798,031
      Receivable for capital shares issued                    979         14,469          2,500            550        106,942
      Receivable from Investment Adviser                       --             --             --             --             --
      Receivable from Sub-Administrator                    78,120         21,147         62,551         51,318             --
      Prepaid expenses and other assets                     6,548          3,958          3,775          2,187          7,134
                                                   --------------   ------------   ------------   ------------   ------------
      TOTAL ASSETS                                     81,126,735     16,813,217      9,741,864     18,306,334     61,649,839
                                                   --------------   ------------   ------------   ------------   ------------
LIABILITIES:
      Dividends payable                                   117,929          4,329          6,818         16,851         54,452
      Payable for capital shares redeemed                   4,813         39,684         68,019         57,828         87,283
      Accrued expenses and other liabilities:
         Investment management                                 --             --             --             --         12,888
         Administration                                     4,648            723            315          1,211          5,151
         Distribution                                          --          6,131          1,426          4,363          9,934
         Shareholder servicing                                 --          3,515          1,481          1,121         10,021
         Accounting                                            --             --             --             --            204
         Transfer Agent                                     5,884          4,741          5,355          5,123          6,058
         Trustee                                              122             28             14             32            201
         Other                                             17,184          2,231          1,198          2,537         10,328
                                                   --------------   ------------   ------------   ------------   ------------
      TOTAL LIABILITIES                                   150,580         61,382         84,626         89,066        196,520
                                                   --------------   ------------   ------------   ------------   ------------
NET ASSETS                                         $   80,976,155   $ 16,751,835   $  9,657,238   $ 18,217,268   $ 61,453,319
                                                   ==============   ============   ============   ============   ============

------------------------------------------------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS:
      Capital                                      $   81,845,247   $ 17,608,066   $  9,549,568   $ 18,848,928   $ 58,950,157
      Accumulated net investment income (loss)             29,636          5,120          6,484          7,071         (5,389)
      Accumulated net realized gains (losses)
         from investments and foreign currency
         transactions                                  (1,557,785)      (997,648)        31,454       (729,614)        21,722
      Unrealized appreciation/depreciation from
         investments and foreign currencies               659,057        136,297         69,732         90,883      2,486,829
                                                   --------------   ------------   ------------   ------------   ------------
NET ASSETS                                         $   80,976,155   $ 16,751,835   $  9,657,238   $ 18,217,268   $ 61,453,319
                                                   ==============   ============   ============   ============   ============

------------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
      Class A Shares                               $           --   $ 12,248,378   $  4,742,071   $    976,318   $ 32,726,890
      Class B Shares                               $           --   $  4,267,300   $  2,106,101   $  3,738,101   $ 13,735,224
      Class C Shares                               $           --   $    236,157   $    240,745   $    502,657   $  1,245,534
      Class I Shares                               $           --   $         --   $  2,568,321   $ 13,000,192   $ 13,745,671
      Advisor Shares                               $   80,976,155   $         --   $         --   $         --   $         --
                                                   --------------   ------------   ------------   ------------   ------------
                                                   $   80,976,155   $ 16,751,835   $  9,657,238   $ 18,217,268   $ 61,453,319
                                                   ==============   ============   ============   ============   ============

------------------------------------------------------------------------------------------------------------------------------
SHARES OUTSTANDING
   ($0.001 par value; unlimited number of shares
      authorized):
      Class A Shares                                           --      1,188,994        467,913        100,492      2,927,514
      Class B Shares                                           --        413,799        207,743        384,072      1,229,925
      Class C Shares                                           --         22,939         23,696         51,671        111,100
      Class I Shares                                           --             --        253,399      1,336,348      1,229,421
      Advisor Shares                                    7,990,577             --             --             --             --

------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION
   PRICE PER SHARE:
      Class A Shares                               $           --   $      10.30   $      10.13   $       9.72   $      11.18
      Class B Shares*                              $           --   $      10.31   $      10.14   $       9.73   $      11.17
      Class C Shares*                              $           --   $      10.30   $      10.16   $       9.73   $      11.21
      Class I Shares                               $           --   $         --   $      10.14   $       9.73   $      11.18
      Advisor Shares                               $        10.13   $         --   $         --   $         --   $         --
      Maximum sales charge--Class A Shares                     --           4.75%          4.75%          4.75%          4.75%
                                                   ==============   ============   ============   ============   ============
      Maximum Offering Price per share (Net Asset
         Value/(100%--maximum sales charge))       $           --   $      10.82   $      10.64   $      10.20   $      11.74
                                                   ==============   ============   ============   ============   ============
      Total Investments, at cost                                                                                 $ 58,085,438
                                                                                                                 ============

----------
*     Redemption price per share varies by length of time shares are held.

31    HSBC INVESTOR FAMILY OF FUNDS           SEE NOTES TO FINANCIAL STATEMENTS.

                                                   HSBC INVESTOR FAMILY OF FUNDS

                                                             GROWTH       GROWTH AND    INTERNATIONAL      MID-CAP      OPPORTUNITY
                                                              FUND        INCOME FUND    EQUITY FUND        FUND            FUND
------------------------------------------------------------------------------------------------------------------------------------
ASSETS:
      Investments in Portfolio                           $  38,824,353   $         --   $ 283,223,082   $         --   $ 29,644,202
      Investments, at value (non-affiliated)                        --     46,706,033              --     27,570,288             --
      Investment in affiliates, at value                            --         28,459              --             --             --
      Interest and dividends receivable                             --         30,625              --          5,354             --
      Receivable for capital shares issued                       9,582            645         304,883          1,877         16,793
      Receivable for investments sold                               --        500,470              --        692,262             --
      Receivable from Investment Adviser                            --         24,552              --          7,164             --
      Receivable from Sub-Administrator                         34,731             --              --         17,780         14,702
      Tax reclaim receivable                                        --             --         282,581             --             --
      Prepaid expenses and other assets                          5,534         11,874          14,850          3,522          5,186
                                                         -------------   ------------   -------------   ------------   ------------
      TOTAL ASSETS                                          38,874,200     47,302,658     283,825,396     28,298,247     29,680,883
                                                         -------------   ------------   -------------   ------------   ------------
LIABILITIES:
      Cash overdraft                                                --             --              --        197,764             --
      Payable for investments purchased                             --        123,636              --        309,230             --
      Payable for capital shares redeemed                      110,785        236,000           3,981         13,801        129,677
      Accrued expenses and other liabilities:
         Investment management                                      --         23,990              --         17,910             --
         Administration                                          1,269         10,370          11,377          4,826          1,182
         Distribution                                            1,103          2,972              --          4,930          2,408
         Shareholder servicing                                   4,989          1,262              --          2,267          6,239
         Accounting                                                 --            139              --             42             --
         Transfer Agent                                          8,169          5,973           2,788          7,308          7,549
         Printing                                                3,162          3,810          24,825          2,278          2,377
         Trustee                                                    56            134             393             81             42
         Other                                                   1,769          3,408          33,427          4,058          1,330
                                                         -------------   ------------   -------------   ------------   ------------
      TOTAL LIABILITIES                                        131,302        411,694          76,791        564,495        150,804
                                                         -------------   ------------   -------------   ------------   ------------
NET ASSETS                                               $  38,742,898   $ 46,890,964   $ 283,748,605   $ 27,733,752   $ 29,530,079
                                                         =============   ============   =============   ============   ============

------------------------------------------------------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS:
      Capital                                            $  31,811,847   $ 47,154,412   $ 191,671,263   $ 20,006,524   $ 21,418,219
      Accumulated net investment income (loss)                      --             --       4,473,624             --             --
      Accumulated net realized gains (losses) from
         investments and foreign currency transactions       2,947,973    (10,141,415)     23,884,676      1,935,457      3,547,264
      Unrealized appreciation/depreciation from
         investments and foreign currencies                  3,983,078      9,877,967      63,719,042      5,791,771      4,564,596
                                                         -------------   ------------   -------------   ------------   ------------
NET ASSETS                                               $  38,742,898   $ 46,890,964   $ 283,748,605   $ 27,733,752   $ 29,530,079
                                                         =============   ============   =============   ============   ============

------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
      Class A Shares                                     $  21,985,130   $  1,393,800   $          --   $  3,184,782   $ 24,462,811
      Class B Shares                                     $   1,446,084   $  4,537,077   $          --   $  7,424,814   $  4,768,367
      Class C Shares                                     $     269,832   $     34,890   $          --   $     94,714   $    298,901
      Class I Shares                                     $  15,041,852   $ 40,925,197   $          --   $         --   $         --
      Advisor Shares                                     $          --   $         --   $ 283,748,605   $         --   $         --
      Trust Shares                                       $          --   $         --   $          --   $ 17,029,442   $         --
                                                         -------------   ------------   -------------   ------------   ------------
                                                         $  38,742,898   $ 46,890,964   $ 283,748,605   $ 27,733,752   $ 29,530,079
                                                         =============   ============   =============   ============   ============

------------------------------------------------------------------------------------------------------------------------------------
SHARES OUTSTANDING
   ($0.001 par value; unlimited number of shares
      authorized):
      Class A Shares                                         1,479,163        126,937              --        358,460      1,711,980
      Class B Shares                                           102,068        422,426              --        886,580        359,790
      Class C Shares                                            18,942          3,221              --         11,212         22,342
      Class I Shares                                         1,009,421      3,719,872              --             --             --
      Advisor Shares                                                --             --      12,838,892             --             --
      Trust Shares                                                  --             --              --      1,885,709             --

------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION
   PRICE PER SHARE:
      Class A Shares                                     $       14.86   $      10.98   $          --   $       8.88   $      14.29
      Class B Shares*                                    $       14.17   $      10.74   $          --   $       8.37   $      13.25
      Class C Shares*                                    $       14.24** $      10.83   $          --   $       8.45   $      13.38
      Class I Shares                                     $       14.90   $      11.00   $          --   $         --   $         --
      Advisor Shares                                     $          --   $         --   $       22.10   $         --   $         --
      Trust Shares                                       $          --   $         --   $          --   $       9.03   $         --
      Maximum sales charge--Class A Shares                        5.00%          5.00%             --           5.00%          5.00%
                                                         =============   ============   =============   ============   ============
      Maximum Offering Price per share (Net Asset
         Value/(100%--maximum sales charge))             $       15.65   $      11.56   $          --   $       9.35   $      15.04
                                                         =============   ============   =============   ============   ============
      Total Investments, at cost                                         $ 36,856,525                   $ 21,778,517
                                                                         ============                   ============

----------
 *    Redemption price per share varies by length of time shares are held.

** Due to rounding, net assets divided by shares outstanding does not equal the NAV.

SEE NOTES TO FINANCIAL STATEMENTS.           HSBC INVESTOR FAMILY OF FUNDS    32

HSBC INVESTOR FAMILY OF FUNDS

                                                                    OVERSEAS       SMALL CAP         VALUE
                                                                   EQUITY FUND    EQUITY FUND        FUND
--------------------------------------------------------------------------------------------------------------
ASSETS:
      Investments in Portfolio                                    $ 26,236,606   $ 192,129,492   $ 44,929,433
      Receivable for capital shares issued                              15,837          82,838          9,053
      Receivable from Sub Administrator                                     --              --         32,570
      Tax reclaims receivable                                           54,200              --             --
      Prepaid expenses and other assets                                  4,958           8,566          5,587
                                                                  ------------   -------------   ------------
      TOTAL ASSETS                                                  26,311,601     192,220,896     44,976,643
                                                                  ------------   -------------   ------------
LIABILITIES:
      Payable for capital shares redeemed                              134,912          41,200        135,962
      Accrued expenses and other liabilities:
         Administration                                                    971           9,149          1,447
         Distribution                                                    2,427              --          1,357
         Shareholder servicing                                           5,451              --          5,636
         Compliance service                                                 --              --              1
         Trustee                                                            41             263             66
         Transfer agent                                                  5,963           3,819          7,896
         Printing                                                        2,153          22,827          3,206
         Other                                                           1,194          19,866          2,085
                                                                  ------------   -------------   ------------
      TOTAL LIABILITIES                                                153,112          97,124        157,656
                                                                  ------------   -------------   ------------
NET ASSETS                                                        $ 26,158,489   $ 192,123,772   $ 44,818,987
                                                                  ============   =============   ============

--------------------------------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS:
      Capital                                                     $ 15,686,277   $ 130,339,368   $ 31,086,077
      Accumulated net investment income (loss)                         294,103              --         94,489
      Accumulated net realized gains (losses) from
         investments and foreign currency transactions               2,915,409      29,236,841      4,492,522
      Unrealized appreciation/depreciation from
         investments and foreign currencies                          7,262,700      32,547,563      9,145,899
                                                                  ------------   -------------   ------------
NET ASSETS                                                        $ 26,158,489   $ 192,123,772   $ 44,818,987
                                                                  ============   =============   ============

--------------------------------------------------------------------------------------------------------------
NET ASSETS:
      Class A Shares                                              $ 22,761,061              --   $ 24,687,571
      Class B Shares                                                 3,234,056              --      1,938,662
      Class C Shares                                                   163,372              --        156,818
      Class I Shares                                                        --              --     18,035,936
      Advisor Shares                                                        --     192,123,772             --
                                                                  ------------   -------------   ------------
                                                                  $ 26,158,489   $ 192,123,772   $ 44,818,987
                                                                  ============   =============   ============

--------------------------------------------------------------------------------------------------------------
SHARES OUTSTANDING
   ($0.001 par value; unlimited number of shares authorized):
      Class A Shares                                                 1,207,322              --      1,476,764
      Class B Shares                                                   179,656              --        120,587
      Class C Shares                                                     8,895              --          9,692
      Class I Shares                                                        --              --      1,079,826
      Advisor Shares                                                        --      11,116,806             --

--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE
   PER SHARE:
      Class A Shares                                              $      18.85   $          --   $      16.72
      Class B Shares*                                             $      18.00   $          --   $      16.08
      Class C Shares*                                             $      18.37   $          --   $      16.18
      Class I Shares                                              $         --   $          --   $      16.70
      Advisor Shares                                              $         --   $       17.28   $         --
      Maximum sales charge--Class A Shares                                5.00%             --           5.00%
                                                                  ============   =============   ============
      Maximum Offering Price per share (Net Asset Value/(100%--
         maximum sales charge))                                   $      19.84   $          --   $      17.60
                                                                  ============   =============   ============

----------
*     Redemption price per share varies by length of time shares are held.

33    HSBC INVESTOR FAMILY OF FUNDS           SEE NOTES TO FINANCIAL STATEMENTS.

                                                   HSBC INVESTOR FAMILY OF FUNDS

                   STATEMENTS OF OPERATIONS--FOR THE YEAR ENDED OCTOBER 31, 2006

                                                     CORE PLUS                                  INTERMEDIATE
                                                   FIXED INCOME     CORE PLUS     HIGH YIELD      DURATION       NEW YORK
                                                       FUND       FIXED INCOME   FIXED INCOME   FIXED INCOME     TAX-FREE
                                                    (ADVISOR)         FUND         FUND (a)         FUND        BOND FUND
---------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
      Interest                                     $         --   $         --   $         --   $         --   $ 2,731,640
      Dividends                                              --             --             --             --        45,681
      Investment income from Portfolio (b)            4,562,210      1,030,455        644,323      1,162,377            --
      Expenses from Portfolio (b)                      (517,613)      (116,995)      (146,438)      (168,352)           --
                                                   ------------   ------------   ------------   ------------   -----------
      TOTAL INVESTMENT INCOME                         4,044,597        913,460        497,885        994,025     2,777,321
                                                   ------------   ------------   ------------   ------------   -----------

---------------------------------------------------------------------------------------------------------------------------
EXPENSES:
      Investment management                                  --             --             --             --       163,986
      Administration                                     30,499          6,891          2,971          8,130        49,147
      Distribution:
         Class B Shares                                      --         39,241          9,615         32,055       113,266
         Class C Shares                                      --          1,884            993          3,823        11,010
      Shareholder servicing:
         Class A Shares                                      --         32,266         10,462          2,513        83,204
         Class B Shares                                      --         13,080          3,205         10,685        37,755
         Class C Shares                                      --            628            331          1,274         3,670
      Accounting                                          9,000         27,000         34,300         35,250        74,567
      Compliance service                                  1,171            270            113            322         8,303
      Custodian                                              --             --             --             --        21,995
      Registration                                        6,248          3,346          7,696          2,584         1,491
      Printing                                           31,255         14,359          4,953         21,995        39,337
      Transfer agent                                     40,886         44,437         61,628         57,094        61,630
      Trustee                                             2,285            540            181            654         4,279
      Other                                              11,823          3,877          2,640          5,445        21,185
                                                   ------------   ------------   ------------   ------------   -----------
         Total expenses before fee reductions           133,167        187,819        139,088        181,824       694,825
         Fees reduced by Investment Adviser            (115,915)       (97,063)      (154,511)      (123,803)           --
         Expenses waived or reimbursed by
            Sub-Administrator                           (78,120)       (21,147)       (62,551)       (51,318)           --
                                                   ------------   ------------   ------------   ------------   -----------
         NET EXPENSES                                   (60,868)        69,609        (77,974)         6,703       694,825
                                                   ------------   ------------   ------------   ------------   -----------

---------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                 4,105,465        843,851        575,859        987,322     2,082,496
                                                   ------------   ------------   ------------   ------------   -----------

---------------------------------------------------------------------------------------------------------------------------
NET REALIZED/UNREALIZED GAINS (LOSSES) FROM
   INVESTMENTS AND FOREIGN CURRENCIES: (b)
Net realized gains (losses) from investments and
   foreign currency transactions                     (1,501,702)      (377,777)        31,454       (420,155)       21,722
Change in unrealized appreciation/depreciation
   from investments and foreign currencies            1,816,915        452,867         69,732        480,307       641,574
                                                   ------------   ------------   ------------   ------------   -----------

---------------------------------------------------------------------------------------------------------------------------
Net realized/unrealized gains from investments
   and foreign currency transactions                    315,213         75,090        101,186         60,152       663,296
                                                   ------------   ------------   ------------   ------------   -----------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS     $  4,420,678   $    918,941   $    677,045   $  1,047,474   $ 2,745,792
                                                   ============   ============   ============   ============   ===========

----------
(a)   High Yield Fixed Income Fund commenced operations on November 18, 2005.

(b) With the exception of New York Tax-Free Bond Fund, represents amounts allocated from the respective Portfolios.

SEE NOTES TO FINANCIAL STATEMENTS.           HSBC INVESTOR FAMILY OF FUNDS    34

HSBC INVESTOR FAMILY OF FUNDS

                                                                     GROWTH AND   INTERNATIONAL
                                                        GROWTH         INCOME         EQUITY        MID-CAP     OPPORTUNITY
                                                         FUND           FUND           FUND           FUND          FUND
----------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
      Dividends                                      $         --   $   466,125   $          --   $   417,619   $        --
      Dividends from affiliated investments                    --        31,842              --        16,502            --
      Foreign tax withholding                                  --          (188)             --            --            --
      Income from securities lending                           --           106              --         1,800            --
      Investment income from Portfolio (a)                411,559            --       7,772,188            --       150,865
      Tax reclaims                                             --            --         243,780            --            --
      Foreign tax withholding from Portfolio (a)               --            --        (825,983)           --            --
      Expenses from Portfolio (a)                        (266,940)           --      (2,059,473)           --      (268,617)
                                                     ------------   -----------   -------------   -----------   -----------
      TOTAL INVESTMENT INCOME (LOSS)                      144,619       497,885       5,130,512       435,921      (117,752)
                                                     ------------   -----------   -------------   -----------   -----------

----------------------------------------------------------------------------------------------------------------------------
EXPENSES:
      Investment management                                    --       283,995              --       213,550            --
      Administration                                       14,472        35,462          89,784        21,333        10,988
      Distribution:
         Class B Shares                                    10,548        33,712              --        57,769        36,314
         Class C Shares                                     2,477           444              --           878         2,461
      Shareholder servicing:
         Class A Shares                                    55,621         3,405              --         6,215        60,393
         Class B Shares                                     3,516        11,237              --        19,256        12,105
         Class C Shares                                       826           148              --           293           820
      Accounting                                           36,000        64,255           9,000        64,054        27,000
      Compliance service                                      553         1,286           3,319           787           416
      Custodian                                                --        18,724              --        16,025            --
      Interest                                                 --        14,008              --         5,082            --
      Legal                                                 2,210         7,100          12,638         3,615         1,660
      Printing                                             31,265        56,666          96,308        30,178        19,622
      Transfer agent                                       94,310        67,687          30,720        85,428        86,904
      Trustee                                               1,038         2,637           6,309         1,499           797
      Other                                                12,056        26,691          27,443        13,402         9,049
                                                     ------------   -----------   -------------   -----------   -----------
         Total expenses before fee reductions             264,892       627,457         275,521       539,364       268,529
         Fees reduced by Investment Advisor               (57,108)      (99,275)             --       (80,765)      (29,007)
         Expenses waived or reimbursed by
            Sub-Administrator                             (34,731)           --              --       (17,780)      (14,702)
                                                     ------------   -----------   -------------   -----------   -----------
         NET EXPENSES                                     173,053       528,182         275,521       440,819       224,820
                                                     ------------   -----------   -------------   -----------   -----------

----------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                              (28,434)      (30,297)      4,854,991        (4,898)     (342,572)
                                                     ------------   -----------   -------------   -----------   -----------

----------------------------------------------------------------------------------------------------------------------------
NET REALIZED/UNREALIZED GAINS (LOSSES) FROM
   INVESTMENTS AND FOREIGN CURRENCIES: (a)
Net realized gains (losses) from investments and
   foreign currency transactions (b)                    3,103,028     3,592,585      24,717,984     1,957,696     3,994,994
Change in unrealized appreciation/depreciation
   from investments and foreign currencies               (525,374)    2,346,553      35,300,745     1,800,748     1,342,022
                                                     ------------   -----------   -------------   -----------   -----------

----------------------------------------------------------------------------------------------------------------------------
Net realized/unrealized gains from investments and
   foreign currency transactions                        2,577,654     5,939,138      60,018,729     3,758,444     5,337,016
                                                     ------------   -----------   -------------   -----------   -----------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS       $  2,549,220   $ 5,908,841   $  64,873,720   $ 3,753,546   $ 4,994,444
                                                     ============   ===========   =============   ===========   ===========

----------
(a) With the exception of the Growth and Income Fund and Mid-Cap Fund, represents amounts allocated from the respective Portfolios.

(b) Growth Fund includes $1,200 related to the reimbursement of losses realized from the disposal of an investment that violated certain investment policies and limitations.

35    HSBC INVESTOR FAMILY OF FUNDS           SEE NOTES TO FINANCIAL STATEMENTS.

                                                   HSBC INVESTOR FAMILY OF FUNDS

                                                        OVERSEAS        SMALL CAP
                                                         EQUITY          EQUITY          VALUE
                                                          FUND            FUND            FUND
---------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
   Investment income from Portfolio (a)               $    788,547    $    963,201    $    819,606
   Tax reclaims                                             21,979              --              --
   Foreign tax withholding from Portfolio (a)              (83,153)             --              (1)
   Expenses from Portfolio (a)                            (214,239)     (1,715,706)       (298,741)
                                                      ------------    ------------    ------------
   TOTAL INVESTMENT INCOME                                 513,134        (752,505)        520,864
                                                      ------------    ------------    ------------

---------------------------------------------------------------------------------------------------
EXPENSES:
   Administration                                            9,341          70,230          15,824
   Distribution:
      Class B Shares                                        21,919              --          13,926
      Class C Shares                                         1,403              --           2,196
   Shareholder servicing:
      Class A Shares                                        54,551              --          59,773
      Class B Shares                                         7,306              --           4,642
      Class C Shares                                           468              --             732
   Accounting                                               27,000           9,000          36,000
   Compliance service                                          354           2,648             601
   Legal                                                     1,398          10,834           2,432
   Printing                                                 15,872          57,210          38,606
   Transfer agent                                           71,342          30,941          92,699
   Trustee                                                     677           5,062           1,139
   Other                                                    12,714          21,897          12,553
                                                      ------------    ------------    ------------
      Total expenses before fee reductions                 224,345         207,822         281,123
      Fees reduced by Investment Advisor                        --              --         (64,670)
      Expenses waived or reimbursed by
         Sub-Administrator                                      --              --         (32,570)
                                                      ------------    ------------    ------------
      NET EXPENSES                                         224,345         207,822         183,883
                                                      ------------    ------------    ------------

---------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                               288,789        (960,327)        336,981
                                                      ------------    ------------    ------------

---------------------------------------------------------------------------------------------------
NET REALIZED/UNREALIZED GAINS (LOSSES) FROM
   INVESTMENTS AND FOREIGN CURRENCIES: (a)
Net realized gains (losses) from investments and
   foreign currency transactions                         3,038,364      31,062,646       4,265,780
Change in unrealized appreciation/depreciation from
   investments and foreign currencies                    3,516,165       2,986,040       3,709,021
                                                      ------------    ------------    ------------

---------------------------------------------------------------------------------------------------
Net realized/unrealized gains from investments and
   foreign currency transactions                         6,554,529      34,048,686       7,974,801
                                                      ------------    ------------    ------------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS        $  6,843,318    $ 33,088,359    $  8,311,782
                                                      ============    ============    ============

----------
(a) Represents amounts allocated from the respective Portfolios.

SEE NOTES TO FINANCIAL STATEMENTS.           HSBC INVESTOR FAMILY OF FUNDS    36

HSBC INVESTOR FAMILY OF FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

                                                         CORE PLUS                         CORE PLUS FIXED
                                                FIXED INCOME FUND (ADVISOR)                  INCOME FUND
--------------------------------------------------------------------------------------------------------------------
                                                FOR THE            FOR THE            FOR THE            FOR THE
                                              YEAR ENDED         YEAR ENDED         YEAR ENDED         YEAR ENDED
                                           OCTOBER 31, 2006   OCTOBER 31, 2005   OCTOBER 31, 2006   OCTOBER 31, 2005
--------------------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
OPERATIONS:
   Net investment income (loss)             $   4,105,465      $   4,410,508      $     843,851      $     917,047
   Net realized gains (losses) from
      investments and foreign currency
      transactions                             (1,501,702)         5,419,977           (377,777)           357,536
   Change in unrealized
      appreciation/depreciation from
      investments and foreign currencies        1,816,915         (7,924,615)           452,867         (1,010,611)
                                            -------------      -------------      -------------      -------------
CHANGE IN NET ASSETS RESULTING FROM
   OPERATIONS                                   4,420,678          1,905,870            918,941            263,972
                                            -------------      -------------      -------------      -------------

--------------------------------------------------------------------------------------------------------------------
DIVIDENDS:
NET INVESTMENT INCOME:
   Class A Shares                                      --                 --           (622,411)          (736,448)
   Class B Shares                                      --                 --           (212,869)          (217,164)
   Class C Shares                                      --                 --            (10,246)           (12,298)
   Advisor Shares                              (4,104,585)        (4,620,609)                --                 --
NET REALIZED GAINS:
   Class A Shares                                      --                 --            (73,046)                --
   Class B Shares                                      --                 --            (29,921)                --
   Class C Shares                                      --                 --             (1,351)                --
   Advisor Shares                              (3,712,469)                --                 --                 --
                                            -------------      -------------      -------------      -------------
CHANGE IN NET ASSETS FROM SHAREHOLDER
   DIVIDENDS                                   (7,817,054)        (4,620,609)          (949,844)          (965,910)
                                            -------------      -------------      -------------      -------------
CHANGE IN NET ASSETS FROM CAPITAL
   TRANSACTIONS                                (5,370,906)       (17,060,133)        (7,315,720)           158,293
                                            -------------      -------------      -------------      -------------
CHANGE IN NET ASSETS                           (8,767,282)       (19,774,872)        (7,346,623)          (543,645)
--------------------------------------------------------------------------------------------------------------------
NET ASSETS:
   Beginning of period                         89,743,437        109,518,309         24,098,458         24,642,103
                                            -------------      -------------      -------------      -------------
   End of period                            $  80,976,155      $  89,743,437      $  16,751,835      $  24,098,458
                                            =============      =============      =============      =============
   Accumulated net investment income
      (loss)                                $      29,636      $   1,400,871      $       5,120      $     108,687
                                            =============      =============      =============      =============

37    HSBC INVESTOR FAMILY OF FUNDS           SEE NOTES TO FINANCIAL STATEMENTS.

                                                   HSBC INVESTOR FAMILY OF FUNDS

                                                         CORE PLUS                         CORE PLUS FIXED
                                                FIXED INCOME FUND (ADVISOR)                  INCOME FUND
--------------------------------------------------------------------------------------------------------------------
                                                FOR THE            FOR THE            FOR THE            FOR THE
                                              YEAR ENDED         YEAR ENDED         YEAR ENDED         YEAR ENDED
                                           OCTOBER 31, 2006   OCTOBER 31, 2005   OCTOBER 31, 2006   OCTOBER 31, 2005
--------------------------------------------------------------------------------------------------------------------
CAPITAL TRANSACTIONS:
CLASS A SHARES:
   Proceeds from shares issued               $         --       $         --       $  1,922,955       $  5,377,389
   Dividends reinvested                                --                 --            683,474            686,992
   Cost of shares redeemed                             --                 --         (7,996,165)        (5,153,657)
                                             ------------       ------------       ------------       ------------
Class A Shares capital transactions                    --                 --         (5,389,736)           910,724
                                             ------------       ------------       ------------       ------------

--------------------------------------------------------------------------------------------------------------------
CLASS B SHARES:
   Proceeds from shares issued                         --                 --            107,919            276,141
   Dividends reinvested                                --                 --            219,337            182,474
   Cost of shares redeemed                             --                 --         (2,205,242)        (1,128,034)
                                             ------------       ------------       ------------       ------------
Class B Shares capital transactions                    --                 --         (1,877,986)          (669,419)
                                             ------------       ------------       ------------       ------------

--------------------------------------------------------------------------------------------------------------------
CLASS C SHARES:
   Proceeds from shares issued                         --                 --                  5             41,252
   Dividends reinvested                                --                 --             11,807             12,108
   Cost of shares redeemed                             --                 --            (59,810)          (136,372)
                                             ------------       ------------       ------------       ------------
Class C Shares capital transactions                    --                 --            (47,998)           (83,012)
                                             ------------       ------------       ------------       ------------

--------------------------------------------------------------------------------------------------------------------
ADVISOR SHARES:
   Proceeds from shares issued                 18,068,509         19,120,519                 --                 --
   Dividends reinvested                         5,415,411          2,839,680                 --                 --
   Cost of shares redeemed                    (28,854,826)       (39,020,332)                --                 --
                                             ------------       ------------       ------------       ------------
Advisor Shares capital transactions            (5,370,906)       (17,060,133)                --                 --
                                             ------------       ------------       ------------       ------------
CHANGE IN NET ASSETS FROM CAPITAL
   TRANSACTIONS                              $ (5,370,906)      $(17,060,133)      $ (7,315,720)      $    158,293
                                             ============       ============       ============       ============

--------------------------------------------------------------------------------------------------------------------
SHARE TRANSACTIONS:
CLASS A SHARES:
   Issued                                              --                 --            188,221            510,841
   Reinvested                                          --                 --             66,942             65,729
   Redeemed                                            --                 --           (779,053)          (491,249)
                                             ------------       ------------       ------------       ------------
Change in Class A Shares                               --                 --           (523,890)            85,321
                                             ------------       ------------       ------------       ------------

--------------------------------------------------------------------------------------------------------------------
CLASS B SHARES:
   Issued                                              --                 --             10,598             26,263
   Reinvested                                          --                 --             21,472             17,068
   Redeemed                                            --                 --           (216,292)          (107,440)
                                             ------------       ------------       ------------       ------------
Change in Class B Shares                               --                 --           (184,222)           (64,109)
                                             ------------       ------------       ------------       ------------

--------------------------------------------------------------------------------------------------------------------
CLASS C SHARES:
   Issued                                              --                 --                 --              3,914
   Reinvested                                          --                 --              1,158              1,153
   Redeemed                                            --                 --             (5,866)           (13,005)
                                             ------------       ------------       ------------       ------------
Change in Class C Shares                               --                 --             (4,708)            (7,938)
                                             ------------       ------------       ------------       ------------

--------------------------------------------------------------------------------------------------------------------
ADVISOR SHARES:
   Issued                                       1,788,443          1,776,405                 --                 --
   Reinvested                                     536,720            264,105                 --                 --
   Redeemed                                    (2,843,745)        (3,627,137)                --                 --
                                             ------------       ------------       ------------       ------------
Change in Advisor Shares                         (518,582)        (1,586,627)                --                 --
                                             ------------       ------------       ------------       ------------

SEE NOTES TO FINANCIAL STATEMENTS.           HSBC INVESTOR FAMILY OF FUNDS    38

HSBC INVESTOR FAMILY OF FUNDS

                                                                         HIGH YIELD FIXED          INTERMEDIATE DURATION
                                                                           INCOME FUND               FIXED INCOME FUND
-------------------------------------------------------------------------------------------------------------------------------
                                                                              FOR THE            FOR THE           FOR THE
                                                                           PERIOD ENDED         YEAR ENDED        YEAR ENDED
                                                                       OCTOBER 31, 2006 (a)  OCTOBER 31, 2006  OCTOBER 31, 2005
-------------------------------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
OPERATIONS:
   Net investment income (loss)                                            $    575,859        $    987,322      $  1,217,650
   Net realized gains (losses) from investments and foreign currency
      transactions                                                               31,454            (420,155)         (164,652)
   Change in unrealized appreciation/depreciation from investments
      and foreign currencies                                                     69,732             480,307          (909,347)
                                                                           ------------        ------------      ------------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS                                  677,045           1,047,474           143,651
                                                                           ------------        ------------      ------------

-------------------------------------------------------------------------------------------------------------------------------
DIVIDENDS:
NET INVESTMENT INCOME:
   Class A Shares                                                              (301,928)            (46,821)          (46,585)
   Class B Shares                                                               (84,509)           (166,109)         (167,671)
   Class C Shares                                                                (8,755)            (19,885)          (17,702)
   Class I Shares                                                              (174,183)           (767,823)       (1,107,840)
-------------------------------------------------------------------------------------------------------------------------------
NET REALIZED GAINS:
   Class A Shares                                                                    --                  --            (8,294)
   Class B Shares                                                                    --                  --           (34,076)
   Class C Shares                                                                    --                  --            (3,623)
   Class I Shares                                                                    --                  --          (168,256)
                                                                           ------------        ------------      ------------
CHANGE IN NET ASSETS FROM SHAREHOLDER DIVIDENDS                                (569,375)         (1,000,638)       (1,554,047)
                                                                           ------------        ------------      ------------
CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS                                9,549,568         (13,008,376)       (7,184,938)
                                                                           ------------        ------------      ------------
CHANGE IN NET ASSETS                                                          9,657,238         (12,961,540)       (8,595,334)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSETS:

   Beginning of period                                                               --          31,178,808        39,774,142
                                                                           ------------        ------------      ------------
   End of period                                                           $  9,657,238        $ 18,217,268      $ 31,178,808
                                                                           ============        ============      ============

   Accumulated net investment income (loss)                                $      6,484        $      7,071      $     14,682
                                                                           ============        ============      ============

----------
(a) The High Yield Fixed Income Fund commenced operation on November 18, 2005.

39    HSBC INVESTOR FAMILY OF FUNDS           SEE NOTES TO FINANCIAL STATEMENTS.

                                                   HSBC INVESTOR FAMILY OF FUNDS

                                                   HIGH YIELD FIXED          INTERMEDIATE DURATION
                                                     INCOME FUND               FIXED INCOME FUND
---------------------------------------------------------------------------------------------------------
                                                       FOR THE              FOR THE           FOR THE
                                                     PERIOD ENDED         YEAR ENDED        YEAR ENDED
                                                 OCTOBER 31, 2006 (a)  OCTOBER 31, 2006  OCTOBER 31, 2005
---------------------------------------------------------------------------------------------------------
CAPITAL TRANSACTIONS:
CLASS A SHARES:
   Proceeds from shares issued                       $  5,577,211        $     25,306      $     34,242
   Dividends reinvested                                   287,526              43,347            50,200
   Cost of shares redeemed                             (1,183,299)           (151,593)         (535,335)
                                                     ------------        ------------      ------------
Class A Shares capital transactions                     4,681,438             (82,940)         (450,893)
                                                     ------------        ------------      ------------

---------------------------------------------------------------------------------------------------------
CLASS B SHARES:
   Proceeds from shares issued                          2,078,468              75,008           321,814
   Dividends reinvested                                    56,791             141,353           167,106
   Cost of shares redeemed                                (45,574)         (1,343,632)       (1,732,661)
                                                     ------------        ------------      ------------
Class B Shares capital transactions                     2,089,685          (1,127,271)       (1,243,741)
                                                     ------------        ------------      ------------

---------------------------------------------------------------------------------------------------------
CLASS C SHARES:
   Proceeds from shares issued                            230,344               1,800            73,800
   Dividends reinvested                                     8,113              20,272            20,896
   Cost of shares redeemed                                   (110)            (49,000)         (222,961)
                                                     ------------        ------------      ------------
Class C Shares capital transactions                       238,347             (26,928)         (128,265)
                                                     ------------        ------------      ------------

---------------------------------------------------------------------------------------------------------
CLASS I SHARES:
   Proceeds from shares issued                          2,775,374             908,462         3,589,138
   Dividends reinvested                                   173,189             613,135           949,314
   Cost of shares redeemed                               (408,465)        (13,292,834)       (9,900,491)
                                                     ------------        ------------      ------------
Class I Shares capital transactions                     2,540,098         (11,771,237)       (5,362,039)
                                                     ------------        ------------      ------------
CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS       $  9,549,568        $(13,008,376)     $ (7,184,938)
                                                     ============        ============      ============

---------------------------------------------------------------------------------------------------------
SHARE TRANSACTIONS:
CLASS A SHARES:
   Issued                                                 557,001               2,635             3,469
   Reinvested                                              28,555               4,508             5,075
   Redeemed                                              (117,643)            (15,783)          (54,165)
                                                     ------------        ------------      ------------
Change in Class A Shares                                  467,913              (8,640)          (45,621)
                                                     ------------        ------------      ------------

---------------------------------------------------------------------------------------------------------
CLASS B SHARES:
   Issued                                                 206,587               7,820            32,423
   Reinvested                                               5,627              14,681            16,867
   Redeemed                                                (4,471)           (139,306)         (175,199)
                                                     ------------        ------------      ------------
Change in Class B Shares                                  207,743            (116,805)         (125,909)
                                                     ------------        ------------      ------------

---------------------------------------------------------------------------------------------------------
CLASS C SHARES:
   Issued                                                  22,902                 187             7,375
   Reinvested                                                 804               2,107             2,111
   Redeemed                                                   (10)             (5,095)          (22,459)
                                                     ------------        ------------      ------------
Change in Class C Shares                                   23,696              (2,801)          (12,973)
                                                     ------------        ------------      ------------

---------------------------------------------------------------------------------------------------------
CLASS I SHARES:
   Issued                                                 276,989              94,210           362,553
   Reinvested                                              17,198              63,673            95,902
   Redeemed                                               (40,788)         (1,377,269)       (1,000,441)
                                                     ------------        ------------      ------------
Change in Class I Shares                                  253,399          (1,219,386)         (541,986)
                                                     ------------        ------------      ------------

----------
(a) The High Yield Fixed Income Fund commenced operations on November 18, 2005.

SEE NOTES TO FINANCIAL STATEMENTS.           HSBC INVESTOR FAMILY OF FUNDS    40

HSBC INVESTOR FAMILY OF FUNDS

                                                                  NEW YORK TAX-FREE
                                                                      BOND FUND
--------------------------------------------------------------------------------------------
                                                             FOR THE            FOR THE
                                                            YEAR ENDED         YEAR ENDED
                                                         OCTOBER 31, 2006   OCTOBER 31, 2005
--------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
OPERATIONS:
   Net investment income (loss)                            $  2,082,496       $  2,050,916
   Net realized gains (losses) from investment
      transactions                                               21,722            100,731
   Change in unrealized appreciation/depreciation from
      investments                                               641,574         (1,531,859)
                                                           ------------       ------------
CHANGE IN NET ASSETS FROM OPERATIONS                          2,745,792            619,788
                                                           ------------       ------------

--------------------------------------------------------------------------------------------
DIVIDENDS:
NET INVESTMENT INCOME:
   Class A Shares                                            (1,102,509)        (1,025,066)
   Class B Shares                                              (387,661)          (381,218)
   Class C Shares                                               (37,439)           (46,591)
   Class I Shares                                              (560,276)          (598,043)
NET REALIZED GAINS:
   Class A Shares                                               (50,865)           (52,912)
   Class B Shares                                               (23,139)           (26,947)
   Class C Shares                                                (2,487)            (3,247)
   Class I Shares                                               (24,240)           (30,806)
                                                           ------------       ------------
CHANGE IN NET ASSETS FROM SHAREHOLDER DIVIDENDS              (2,188,616)        (2,164,830)
                                                           ------------       ------------
CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS               (8,565,736)        (1,586,390)
                                                           ------------       ------------
CHANGE IN NET ASSETS                                         (8,008,560)        (3,131,432)
--------------------------------------------------------------------------------------------
NET ASSETS:
   Beginning of period                                       69,461,879         72,593,311
                                                           ------------       ------------
   End of period                                           $ 61,453,319       $ 69,461,879
                                                           ============       ============
   Accumulated net investment income (loss)                $     (5,389)      $         --
                                                           ============       ============

41    HSBC INVESTOR FAMILY OF FUNDS           SEE NOTES TO FINANCIAL STATEMENTS.

                                                   HSBC INVESTOR FAMILY OF FUNDS

                                                          NEW YORK TAX-FREE
                                                              BOND FUND
------------------------------------------------------------------------------------
                                                     FOR THE            FOR THE
                                                    YEAR ENDED         YEAR ENDED
                                                 OCTOBER 31, 2006   OCTOBER 31, 2005
------------------------------------------------------------------------------------
CAPITAL TRANSACTIONS:
CLASS A SHARES:
   Proceeds from shares issued                     $  8,315,770       $ 11,178,427
   Dividends reinvested                               1,100,289            997,193
   Cost of shares redeemed                          (11,409,207)        (9,874,970)
                                                   ------------       ------------
Class A Shares capital transactions                  (1,993,148)         2,300,650
                                                   ------------       ------------

------------------------------------------------------------------------------------
CLASS B SHARES:
   Proceeds from shares issued                          724,932          1,160,530
   Dividends reinvested                                 316,025            300,525
   Cost of shares redeemed                           (3,683,709)        (2,294,196)
                                                   ------------       ------------
Class B Shares capital transactions                  (2,642,752)          (833,141)
                                                   ------------       ------------

------------------------------------------------------------------------------------
CLASS C SHARES:
   Proceeds from shares issued                            3,537            168,099
   Dividends reinvested                                  24,112             31,499
   Cost of shares redeemed                             (575,373)          (712,746)
                                                   ------------       ------------
Class C Shares capital transactions                    (547,724)          (513,148)
                                                   ------------       ------------

------------------------------------------------------------------------------------
CLASS I SHARES:
   Proceeds from shares issued                        1,615,824          3,878,812
   Dividends reinvested                                  51,571             88,333
   Cost of shares redeemed                           (5,049,507)        (6,507,896)
                                                   ------------       ------------
Class I Shares capital transactions                  (3,382,112)        (2,540,751)
                                                   ------------       ------------
CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS     $ (8,565,736)      $ (1,586,390)
                                                   ============       ============

------------------------------------------------------------------------------------
SHARE TRANSACTIONS:
CLASS A SHARES:
   Issued                                               750,787            994,246
   Reinvested                                            99,371             88,791
   Redeemed                                          (1,031,733)          (879,250)
                                                   ------------       ------------
Change in Class A Shares                               (181,575)           203,787
                                                   ------------       ------------

------------------------------------------------------------------------------------
CLASS B SHARES:
   Issued                                                65,596            103,036
   Reinvested                                            28,569             26,746
   Redeemed                                            (333,344)          (204,345)
                                                   ------------       ------------
Change in Class B Shares                               (239,179)           (74,563)
                                                   ------------       ------------

------------------------------------------------------------------------------------
CLASS C SHARES:
   Issued                                                   318             14,856
   Reinvested                                             2,171              2,794
   Redeemed                                             (51,822)           (63,317)
                                                   ------------       ------------
Change in Class C Shares                                (49,333)           (45,667)
                                                   ------------       ------------

------------------------------------------------------------------------------------
CLASS I SHARES:
   Issued                                               145,686            345,617
   Reinvested                                             4,650              7,844
   Redeemed                                            (453,581)          (579,080)
                                                   ------------       ------------
Change in Class I Shares                               (303,245)          (225,619)
                                                   ------------       ------------

SEE NOTES TO FINANCIAL STATEMENTS.           HSBC INVESTOR FAMILY OF FUNDS    42

HSBC INVESTOR FAMILY OF FUNDS

                                                                GROWTH FUND                   GROWTH AND INCOME FUND
--------------------------------------------------------------------------------------------------------------------------
                                                         FOR THE           FOR THE           FOR THE           FOR THE
                                                       YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED
                                                    OCTOBER 31, 2006  OCTOBER 31, 2005  OCTOBER 31, 2006  OCTOBER 31, 2005
--------------------------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
OPERATIONS:
   Net investment income (loss)                      $     (28,434)    $     133,116     $     (30,297)    $   1,924,523
   Net realized gains (losses) from investment
      transactions                                       3,103,028         1,569,705         3,592,585        42,217,628
   Change in unrealized appreciation/depreciation
      from investments                                    (525,374)        3,355,369         2,346,553       (22,761,234)
                                                     -------------     -------------     -------------     -------------
CHANGE IN NET ASSETS FROM OPERATIONS                     2,549,220         5,058,190         5,908,841        21,380,917
                                                     -------------     -------------     -------------     -------------

--------------------------------------------------------------------------------------------------------------------------
DIVIDENDS:
NET INVESTMENT INCOME:
   Class A Shares                                               --           (71,973)               --           (13,734)
   Class B Shares                                               --                --                --           (14,001)
   Class C Shares                                               --                --                --              (192)
   Class I Shares                                               --          (120,143)          (25,548)       (2,477,542)
NET REALIZED GAINS:
   Class A Shares                                         (357,021)               --                --                --
   Class B Shares                                          (22,246)               --                --                --
   Class C Shares                                           (5,635)               --                --                --
   Class I Shares                                         (219,862)               --                --                --
                                                     -------------     -------------     -------------     -------------
CHANGE IN NET ASSETS FROM SHAREHOLDER
   DIVIDENDS                                              (604,764)         (192,116)          (25,548)       (2,505,469)
                                                     -------------     -------------     -------------     -------------
CHANGE IN NET ASSETS FROM CAPITAL
   TRANSACTIONS                                            164,248        (6,429,843)      (11,382,983)     (168,065,613)
                                                     -------------     -------------     -------------     -------------
CHANGE IN NET ASSETS                                     2,108,704        (1,563,769)       (5,499,690)     (149,190,165)
--------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
   Beginning of period                                  36,634,194        38,197,963        52,390,654       201,580,819
                                                     -------------     -------------     -------------     -------------
   End of period                                     $  38,742,898     $  36,634,194     $  46,890,964     $  52,390,654
                                                     =============     =============     =============     =============
   Accumulated net investment income (loss)          $          --     $          --     $          --     $          --
                                                     =============     =============     =============     =============

43    HSBC INVESTOR FAMILY OF FUNDS           SEE NOTES TO FINANCIAL STATEMENTS.

                                                   HSBC INVESTOR FAMILY OF FUNDS

                                                                GROWTH FUND                   GROWTH AND INCOME FUND
--------------------------------------------------------------------------------------------------------------------------
                                                         FOR THE           FOR THE           FOR THE           FOR THE
                                                       YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED
                                                    OCTOBER 31, 2006  OCTOBER 31, 2005  OCTOBER 31, 2006  OCTOBER 31, 2005
--------------------------------------------------------------------------------------------------------------------------
CAPITAL TRANSACTIONS:
CLASS A SHARES:
   Proceeds from shares issued                       $   4,530,725     $   7,190,005     $     112,013     $     137,722
   Dividends reinvested                                    354,352            71,637                --            13,438
   Cost of shares redeemed                              (5,905,203)       (5,124,260)         (135,477)         (534,595)
                                                     -------------     -------------     -------------     -------------
Class A Shares capital transactions                     (1,020,126)        2,137,382           (23,464)         (383,435)
                                                     -------------     -------------     -------------     -------------

--------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES:
   Proceeds from shares issued                             233,048           179,753           398,426           527,760
   Dividends reinvested                                     21,697                --                --            13,755
   Cost of shares redeemed                                (181,902)         (421,388)         (543,576)         (592,341)
                                                     -------------     -------------     -------------     -------------
Class B Shares capital transactions                         72,843          (241,635)         (145,150)          (50,826)
                                                     -------------     -------------     -------------     -------------

--------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES:
   Proceeds from shares issued                               1,004             1,916            19,650             2,599
   Dividends reinvested                                      5,623                --                --               183
   Cost of shares redeemed                                 (94,166)           (4,610)          (38,887)              (20)
                                                     -------------     -------------     -------------     -------------
Class C Shares capital transactions                        (87,539)           (2,694)          (19,237)            2,762
                                                     -------------     -------------     -------------     -------------

--------------------------------------------------------------------------------------------------------------------------
CLASS I SHARES:
   Proceeds from shares issued                           4,081,210         3,674,487         4,960,323         8,479,032
   Dividends reinvested                                    213,190            95,917             1,654           622,998
   Cost of shares redeemed                              (3,095,330)      (12,093,300)      (16,157,109)     (131,458,444)
   Redemption In-Kind                                           --                --                --       (45,277,700)
                                                     -------------     -------------     -------------     -------------
Class I Shares capital transactions                      1,199,070        (8,322,896)      (11,195,132)     (167,634,114)
                                                     -------------     -------------     -------------     -------------
CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS       $     164,248     $  (6,429,843)    $ (11,382,983)    $(168,065,613)
                                                     =============     =============     =============     =============

--------------------------------------------------------------------------------------------------------------------------
SHARE TRANSACTIONS:
CLASS A SHARES:
   Issued                                                  306,676           543,733            10,618            14,916
   Reinvested                                               24,254             5,380                --             1,443
   Redeemed                                               (400,591)         (385,043)          (12,870)          (58,381)
                                                     -------------     -------------     -------------     -------------
Change in Class A Shares                                   (69,661)          164,070            (2,252)          (42,022)
                                                     -------------     -------------     -------------     -------------

--------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES:
   Issued                                                   16,381            13,881            38,279            57,646
   Reinvested                                                1,549                --                --             1,492
   Redeemed                                                (12,915)          (32,632)          (52,090)          (64,860)
                                                     -------------     -------------     -------------     -------------
Change in Class B Shares                                     5,015           (18,751)          (13,811)           (5,722)
                                                     -------------     -------------     -------------     -------------

--------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES:
   Issued                                                       70               169             1,938               287
   Reinvested                                                  399                --                --                20
   Redeemed                                                 (6,716)             (357)           (3,743)               (2)
                                                     -------------     -------------     -------------     -------------
Change in Class C Shares                                    (6,247)             (188)           (1,805)              305
                                                     -------------     -------------     -------------     -------------

--------------------------------------------------------------------------------------------------------------------------
CLASS I SHARES:
   Issued                                                  276,028           278,002           465,603           917,280
   Reinvested                                               14,592             7,226               160            66,974
   Redeemed                                               (209,584)         (880,050)       (1,552,705)      (13,877,205)
   Redemption In-Kind                                           --                --                --        (4,672,621)
                                                     -------------     -------------     -------------     -------------
Change in Class I Shares                                    81,036          (594,822)       (1,086,942)      (17,565,572)
                                                     -------------     -------------     -------------     -------------

SEE NOTES TO FINANCIAL STATEMENTS.           HSBC INVESTOR FAMILY OF FUNDS    44

HSBC INVESTOR FAMILY OF FUNDS

                                                              INTERNATIONAL EQUITY FUND                 MID-CAP FUND
-------------------------------------------------------------------------------------------------------------------------------
                                                              FOR THE           FOR THE           FOR THE           FOR THE
                                                            YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED
                                                         OCTOBER 31, 2006  OCTOBER 31, 2005  OCTOBER 31, 2006  OCTOBER 31, 2005
-------------------------------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
OPERATIONS:
   Net investment income (loss)                           $   4,854,991     $   3,493,764     $      (4,898)    $    (258,037)
   Net realized gains (losses) from investment and
      foreign currency transactions                          24,717,984        12,653,084         1,957,696        30,598,634
   Change in unrealized appreciation/depreciation from
      investments and foreign currencies                     35,300,745        14,319,665         1,800,748       (13,661,163)
                                                          -------------     -------------     -------------     -------------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS               64,873,720        30,466,513         3,753,546        16,679,434
                                                          -------------     -------------     -------------     -------------

-------------------------------------------------------------------------------------------------------------------------------
DIVIDENDS:
NET INVESTMENT INCOME:
   Advisor Shares                                            (4,030,977)       (2,396,450)               --                --
NET REALIZED GAINS:
   Class A Shares                                                    --                --          (464,228)               --
   Class B Shares                                                    --                --        (1,688,238)               --
   Class C Shares                                                    --                --           (25,282)               --
   Advisor Shares                                            (6,656,885)               --                --                --
   Trust Shares                                                      --                --        (4,269,467)               --
                                                          -------------     -------------     -------------     -------------
CHANGE IN NET ASSETS FROM SHAREHOLDER DIVIDENDS             (10,687,862)       (2,396,450)       (6,447,215)               --
                                                          -------------     -------------     -------------     -------------
CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS               36,418,624        16,757,285         1,132,987      (113,747,380)
                                                          -------------     -------------     -------------     -------------
CHANGE IN NET ASSETS                                         90,604,482        44,827,348        (1,560,682)      (97,067,946)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
   Beginning of period                                      193,144,123       148,316,775        29,294,434       126,362,380
                                                          -------------     -------------     -------------     -------------
   End of period                                          $ 283,748,605     $ 193,144,123     $  27,733,752     $  29,294,434
                                                          =============     =============     =============     =============
   Accumulated net investment income (loss)               $   4,473,624     $   3,030,485     $          --     $          --
                                                          =============     =============     =============     =============

45    HSBC INVESTOR FAMILY OF FUNDS           SEE NOTES TO FINANCIAL STATEMENTS.

                                                   HSBC INVESTOR FAMILY OF FUNDS

                                                      INTERNATIONAL EQUITY FUND                    MID-CAP FUND
---------------------------------------------------------------------------------------------------------------------------
                                                     FOR THE            FOR THE            FOR THE            FOR THE
                                                    YEAR ENDED         YEAR ENDED         YEAR ENDED         YEAR ENDED
                                                 OCTOBER 31, 2006   OCTOBER 31, 2005   OCTOBER 31, 2006   OCTOBER 31, 2005
---------------------------------------------------------------------------------------------------------------------------
CAPITAL TRANSACTIONS:
CLASS A SHARES:
   Proceeds from shares issued                     $         --       $         --       $ 1,084,845       $     364,447
   Dividends reinvested                                      --                 --           455,929                  --
   Cost of shares redeemed                                   --                 --          (371,463)           (405,751)
                                                   ------------       ------------       -----------       -------------
Class A Shares capital transactions                          --                 --         1,169,311             (41,304)
                                                   ------------       ------------       -----------       -------------

---------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES:
   Proceeds from shares issued                               --                 --           437,454             496,846
   Dividends reinvested                                      --                 --         1,661,260                  --
   Cost of shares redeemed                                   --                 --        (1,317,254)         (1,227,997)
                                                   ------------       ------------       -----------       -------------
Class B Shares capital transactions                          --                 --           781,460            (731,151)
                                                   ------------       ------------       -----------       -------------

---------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES:
   Proceeds from shares issued                               --                 --             4,002               1,800
   Dividends reinvested                                      --                 --            25,282                  --
   Cost of shares redeemed                                   --                 --           (32,766)                (25)
                                                   ------------       ------------       -----------       -------------
Class C Shares capital transactions                          --                 --            (3,482)              1,775
                                                   ------------       ------------       -----------       -------------

---------------------------------------------------------------------------------------------------------------------------
ADVISOR SHARES:
   Proceeds from shares issued                       58,467,386         58,275,702                --                  --
   Dividend reinvested                                7,069,762          1,241,344                --                  --
   Cost of shares redeemed                          (29,118,524)       (42,759,761)               --                  --
                                                   ------------       ------------       -----------       -------------
Advisor Shares capital transactions                  36,418,624         16,757,285                --                  --
                                                   ------------       ------------       -----------       -------------

---------------------------------------------------------------------------------------------------------------------------
TRUST SHARES:
   Proceeds from shares issued                               --                 --         2,741,624           5,350,460
   Dividends reinvested                                      --                 --         1,566,969                  --
   Cost of shares redeemed                                   --                 --        (5,122,895)        (69,769,880)
   Redemption In-Kind                                        --                 --                --         (48,557,280)
                                                   ------------       ------------       -----------       -------------
Trust Shares capital transactions                            --                 --          (814,302)       (112,976,700)
                                                   ------------       ------------       -----------       -------------
CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS     $ 36,418,624       $ 16,757,285       $ 1,132,987       $(113,747,380)
                                                   ============       ============       ===========       =============
SHARE TRANSACTIONS:
CLASS A SHARES:
   Issued                                                    --                 --           126,901              38,102
   Reinvested                                                --                 --            54,997                  --
   Redeemed                                                  --                 --           (41,265)            (42,829)
                                                   ------------       ------------       -----------       -------------
Change in Class A Shares                                     --                 --           140,633              (4,727)
                                                   ------------       ------------       -----------       -------------

---------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES:
   Issued                                                    --                 --            52,031              55,019
   Reinvested                                                --                 --           211,250                  --
   Redeemed                                                  --                 --          (158,683)           (134,933)
                                                   ------------       ------------       -----------       -------------
Change in Class B Shares                                     --                 --           104,598             (79,914)
                                                   ------------       ------------       -----------       -------------

---------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES:
   Issued                                                    --                 --               462                 201
   Reinvested                                                --                 --             3,184                  --
   Redeemed                                                  --                 --            (4,014)                 (3)
                                                   ------------       ------------       -----------       -------------
Change in Class C Shares                                     --                 --              (368)                198
                                                   ------------       ------------       -----------       -------------

---------------------------------------------------------------------------------------------------------------------------
ADVISOR SHARES:
   Issued                                             2,922,941          3,503,991                --                  --
   Reinvested                                           390,377             77,827                --                  --
   Redeemed                                          (1,488,865)        (2,539,074)               --                  --
                                                   ------------       ------------       -----------       -------------
Change in Advisor Shares                              1,824,453          1,042,744                --                  --
                                                   ------------       ------------       -----------       -------------

---------------------------------------------------------------------------------------------------------------------------
TRUST SHARES:
   Issued                                                    --                 --           305,751             561,225
   Reinvested                                                --                 --           186,322                  --
   Redeemed                                                  --                 --          (572,059)         (7,160,908)
   Redemption In-Kind                                        --                 --                --          (5,215,605)
                                                   ------------       ------------       -----------       -------------
Change in Trust Shares                                       --                 --           (79,986)        (11,815,288)
                                                   ------------       ------------       -----------       -------------

SEE NOTES TO FINANCIAL STATEMENTS.           HSBC INVESTOR FAMILY OF FUNDS    46

HSBC INVESTOR FAMILY OF FUNDS

                                                              OPPORTUNITY FUND                    OVERSEAS EQUITY FUND
-------------------------------------------------------------------------------------------------------------------------------
                                                          FOR THE           FOR THE            FOR THE            FOR THE
                                                         YEAR ENDED        YEAR ENDED         YEAR ENDED         YEAR ENDED
                                                     OCTOBER 31, 2006   OCTOBER 31, 2005   OCTOBER 31, 2006   OCTOBER 31, 2005
-------------------------------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
OPERATIONS:
   Net investment income (loss)                        $   (342,572)      $   (346,828)      $   288,789        $    261,810
   Net realized gains (losses) from investment and
      foreign currency transactions                       3,994,994          4,141,172         3,038,364           1,709,313
   Change in unrealized appreciation/depreciation
      from investments and foreign currencies             1,342,022           (361,730)        3,516,165           1,850,263
                                                       ------------       ------------       -----------        ------------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS            4,994,444          3,432,614         6,843,318           3,821,386
                                                       ------------       ------------       -----------        ------------

-------------------------------------------------------------------------------------------------------------------------------
DIVIDENDS:
NET INVESTMENT INCOME:
   Class A Shares                                                --                 --          (326,916)            (86,962)
   Class B Shares                                                --                 --           (23,264)                 --
   Class C Shares                                                --                 --            (1,601)                 --
NET REALIZED GAINS:
   Class A Shares                                          (711,320)                --        (1,507,747)         (1,064,452)
   Class B Shares                                          (150,813)                --          (185,747)           (122,864)
   Class C Shares                                           (10,198)                --           (12,624)             (7,702)
                                                       ------------       ------------       -----------        ------------
CHANGE IN NET ASSETS FROM SHAREHOLDER DIVIDENDS            (872,331)                --        (2,057,899)         (1,281,980)
                                                       ------------       ------------       -----------        ------------
CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS           (2,312,697)        (1,568,177)       (1,874,669)            789,114
                                                       ------------       ------------       -----------        ------------
CHANGE IN NET ASSETS                                      1,809,416          1,864,437         2,910,750           3,328,520

-------------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
   Beginning of period                                   27,720,663         25,856,226        23,247,739          19,919,219
                                                       ------------       ------------       -----------        ------------
   End of period                                       $ 29,530,079       $ 27,720,663       $26,158,489        $ 23,247,739
                                                       ============       ============       ===========        ============
   Accumulated net investment income (loss)            $         --       $         --       $   294,103        $    247,876
                                                       ============       ============       ===========        ============

47    HSBC INVESTOR FAMILY OF FUNDS           SEE NOTES TO FINANCIAL STATEMENTS.

                                                   HSBC INVESTOR FAMILY OF FUNDS

                                                            OPPORTUNITY FUND                  OVERSEAS EQUITY FUND
----------------------------------------------------------------------------------------------------------------------------
                                                      FOR THE            FOR THE           FOR THE            FOR THE
                                                    YEAR ENDED         YEAR ENDED         YEAR ENDED         YEAR ENDED
                                                 OCTOBER 31, 2006   OCTOBER 31, 2005   OCTOBER 31, 2006    OCTOBER 31, 2005
----------------------------------------------------------------------------------------------------------------------------
CAPITAL TRANSACTIONS:
CLASS A SHARES:
   Proceeds from shares issued                     $  3,495,715       $  4,837,326       $ 3,898,094        $  5,532,757
   Dividends reinvested                                 703,432                 --         1,818,046           1,138,107
   Cost of shares redeemed                           (6,056,187)        (5,698,960)       (7,848,982)         (5,992,575)
                                                   ------------       ------------       -----------        ------------
Class A Shares capital transactions                  (1,857,040)          (861,634)       (2,132,842)            678,289
                                                   ------------       ------------       -----------        ------------

----------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES:
   Proceeds from shares issued                          253,088            244,211           426,797             342,387
   Dividends reinvested                                 147,234                 --           204,672             119,012
   Cost of shares redeemed                             (805,798)          (877,468)         (338,565)           (360,874)
                                                   ------------       ------------       -----------        ------------
Class B Shares capital transactions                    (405,476)          (633,257)          292,904             100,525
                                                   ------------       ------------       -----------        ------------

----------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES:
   Proceeds from shares issued                            2,010             16,069             4,254              11,807
   Dividends reinvested                                  10,101                 --            14,125               7,641
   Cost of shares redeemed                              (62,292)           (89,355)          (53,110)             (9,148)
                                                   ------------       ------------       -----------        ------------
Class C Shares capital transactions                     (50,181)           (73,286)          (34,731)             10,300
                                                   ------------       ------------       -----------        ------------
CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS     $ (2,312,697)      $ (1,568,177)      $(1,874,669)       $    789,114
                                                   ============       ============       ===========        ============

----------------------------------------------------------------------------------------------------------------------------
SHARE TRANSACTIONS:
CLASS A SHARES:
   Issued                                               255,030            411,566           228,774             375,295
   Reinvested                                            54,419                 --           116,471              79,895
   Redeemed                                            (443,567)          (481,625)         (464,081)           (400,918)
                                                   ------------       ------------       -----------        ------------
Change in Class A Shares                               (134,118)           (70,059)         (118,836)             54,272
                                                   ------------       ------------       -----------        ------------

----------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES:
   Issued                                                19,744             22,382            25,997              24,056
   Reinvested                                            12,202                 --            13,637               8,435
   Redeemed                                             (63,328)           (79,084)          (20,687)            (25,222)
                                                   ------------       ------------       -----------        ------------
Change in Class B Shares                                (31,382)           (56,702)           18,947               7,269
                                                   ------------       ------------       -----------        ------------

----------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES:
   Issued                                                   148              1,413               249                 831
   Reinvested                                               829                 --               922                 544
   Redeemed                                              (4,807)            (8,351)           (3,034)               (609)
                                                   ------------       ------------       -----------        ------------
Change in Class C Shares                                 (3,830)            (6,938)           (1,863)                766
                                                   ------------       ------------       -----------        ------------

SEE NOTES TO FINANCIAL STATEMENTS.           HSBC INVESTOR FAMILY OF FUNDS    48

HSBC INVESTOR FAMILY OF FUNDS

                                                            SMALL CAP EQUITY FUND                      VALUE FUND
-------------------------------------------------------------------------------------------------------------------------------
                                                          FOR THE           FOR THE            FOR THE            FOR THE
                                                        YEAR ENDED         YEAR ENDED         YEAR ENDED         YEAR ENDED
                                                     OCTOBER 31, 2006   OCTOBER 31, 2005   OCTOBER 31, 2006   OCTOBER 31, 2005
-------------------------------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
OPERATIONS:
   Net investment income (loss)                        $   (960,327)      $ (1,207,469)      $   336,981        $    360,402
   Net realized gains (losses) from investment and
      foreign currency transactions                      31,062,646         47,977,577         4,265,780           3,260,840
   Change in unrealized appreciation/depreciation
      from investments and foreign currencies             2,986,040        (11,295,639)        3,709,021           3,423,080
                                                       ------------       ------------       -----------        ------------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS           33,088,359         35,474,469         8,311,782           7,044,322
                                                       ------------       ------------       -----------        ------------

-------------------------------------------------------------------------------------------------------------------------------
DIVIDENDS:
NET INVESTMENT INCOME:
   Class A Shares                                                --                 --          (284,513)           (125,206)
   Class B Shares                                                --                 --            (8,626)                 --
   Class C Shares                                                --                 --            (1,160)               (294)
   Class I Shares                                                --                 --          (229,486)           (201,076)
NET REALIZED GAINS:
   Class A Shares                                                --                 --        (1,923,289)           (208,943)
   Class B Shares                                                --                 --          (154,501)            (18,614)
   Class C Shares                                                --                 --           (29,129)             (3,904)
   Class I Shares                                                --                 --        (1,220,351)           (241,526)
   Advisor Shares                                        (5,803,618)                --                --                  --
                                                       ------------       ------------       -----------        ------------
CHANGE IN NET ASSETS FROM SHAREHOLDER DIVIDENDS          (5,803,618)                --        (3,851,055)           (799,563)
                                                       ------------       ------------       -----------        ------------
CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS          (12,679,647)      (137,624,740)         (155,652)        (14,599,343)
                                                       ------------       ------------       -----------        ------------
CHANGE IN NET ASSETS                                     14,605,094       (102,150,271)        4,305,075          (8,354,584)

-------------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
   Beginning of period                                  177,518,678        279,668,949        40,513,912          48,868,496
                                                       ------------       ------------       -----------        ------------
   End of period                                       $192,123,772       $177,518,678       $44,818,987        $ 40,513,912
                                                       ============       ============       ===========        ============
   Accumulated net investment income (loss)            $         --       $         --       $    94,489        $    294,913
                                                       ============       ============       ===========        ============

49    HSBC INVESTOR FAMILY OF FUNDS           SEE NOTES TO FINANCIAL STATEMENTS.

                                                   HSBC INVESTOR FAMILY OF FUNDS

                                                        SMALL CAP EQUITY FUND                      VALUE FUND
----------------------------------------------------------------------------------------------------------------------------
                                                       FOR THE           FOR THE          FOR THE            FOR THE
                                                    YEAR ENDED         YEAR ENDED        YEAR ENDED         YEAR ENDED
                                                 OCTOBER 31, 2006   OCTOBER 31, 2005   OCTOBER 31, 2006   OCTOBER 31, 2005
----------------------------------------------------------------------------------------------------------------------------
CAPITAL TRANSACTIONS:
CLASS A SHARES:
   Proceeds from shares issued                     $         --      $          --         3,803,760       $   6,244,508
   Dividends reinvested                                      --                 --         2,187,527             332,959
   Cost of shares redeemed                                   --                 --        (7,101,747)         (6,994,075)
                                                   ------------      -------------       -----------       -------------
Class A Shares capital transactions                          --                 --        (1,110,460)           (416,608)
                                                   ------------      -------------       -----------       -------------

----------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES:
   Proceeds from shares issued                               --                 --           108,230             221,506
   Dividends reinvested                                      --                 --           158,811              18,074
   Cost of shares redeemed                                   --                 --          (281,760)           (645,696)
                                                   ------------      -------------       -----------       -------------
Class B Shares capital transactions                          --                 --           (14,719)           (406,116)
                                                   ------------      -------------       -----------       -------------

----------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES:
   Proceeds from shares issued                               --                 --             1,051               1,918
   Dividends reinvested                                      --                 --            30,205               4,190
   Cost of shares redeemed                                   --                 --          (287,134)            (66,676)
                                                   ------------      -------------       -----------       -------------
Class C Shares capital transactions                          --                 --          (255,878)            (60,568)
                                                   ------------      -------------       -----------       -------------

----------------------------------------------------------------------------------------------------------------------------
CLASS I SHARES:
   Proceeds from shares issued                               --                 --         2,983,526           3,422,732
   Dividends reinvested                                      --                 --         1,363,115             388,870
   Cost of shares redeemed                                   --                 --        (3,121,236)        (17,527,653)
                                                   ------------      -------------       -----------       -------------
Class I Shares capital transactions                          --                 --         1,225,405         (13,716,051)
                                                   ------------      -------------       -----------       -------------

----------------------------------------------------------------------------------------------------------------------------
ADVISOR SHARES:
   Proceeds from shares issued                       15,925,063         14,466,184                --                  --
   Dividends reinvested                               4,071,601                 --                --                  --
   Cost of shares redeemed                          (32,676,311)       (90,280,738)               --                  --
   Redemption In-Kind                                        --        (61,810,186)               --                  --
                                                   ------------      -------------       -----------       -------------
Advisor Shares capital transactions                 (12,679,647)      (137,624,740)               --                  --
                                                   ------------      -------------       -----------       -------------
CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS     $(12,679,647)     $(137,624,740)      $  (155,652)      $ (14,599,343)
                                                   ============      =============       ===========       =============

----------------------------------------------------------------------------------------------------------------------------
SHARE TRANSACTIONS:
CLASS A SHARES:
   Issued                                                    --                 --           245,996             432,340
   Reinvested                                                --                 --           149,309              23,041
   Redeemed                                                  --                 --          (459,025)           (479,115)
                                                   ------------      -------------       -----------       -------------
Change in Class A Shares                                     --                 --           (63,720)            (23,734)
                                                   ------------      -------------       -----------       -------------

----------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES:
   Issued                                                    --                 --             7,211              15,903
   Reinvested                                                --                 --            11,270               1,182
   Redeemed                                                  --                 --           (18,887)            (45,745)
                                                   ------------      -------------       -----------       -------------
Change in Class B Shares                                     --                 --              (406)            (28,660)
                                                   ------------      -------------       -----------       -------------

----------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES:
   Issued                                                    --                 --                69                 131
   Reinvested                                                --                 --             2,131                 299
   Redeemed                                                  --                 --           (18,964)             (4,608)
                                                   ------------      -------------       -----------       -------------
Change in Class C Shares                                     --                 --           (16,764)             (4,178)
                                                   ------------      -------------       -----------       -------------

----------------------------------------------------------------------------------------------------------------------------
CLASS I SHARES:
   Issued                                                    --                 --           193,483             237,945
   Reinvested                                                --                 --            93,166              26,943
   Redeemed                                                  --                 --          (201,427)         (1,184,279)
                                                   ------------      -------------       -----------       -------------
Change in Class I Shares                                     --                 --            85,222            (919,391)
                                                   ------------      -------------       -----------       -------------

----------------------------------------------------------------------------------------------------------------------------
ADVISOR SHARES:
   Issued                                               962,234          1,031,358                --                  --
   Reinvested                                           262,486                 --                --                  --
   Redeemed                                          (1,990,135)        (6,178,289)               --                  --
   Redemption In-Kind                                        --         (4,362,046)               --                  --
                                                   ------------      -------------       -----------       -------------
Change in Advisor Shares                               (765,415)        (9,508,977)               --                  --
                                                   ------------      -------------       -----------       -------------

SEE NOTES TO FINANCIAL STATEMENTS.           HSBC INVESTOR FAMILY OF FUNDS    50

--------------------------------------------------------------------------------
HSBC ADVISOR FUNDS TRUST--CORE PLUS FIXED INCOME FUND (ADVISOR)
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED. (a)

                                                        INVESTMENT ACTIVITIES                           DIVIDENDS
                                             ------------------------------------------   -------------------------------------
                                                                                                           NET
                                                                                                         REALIZED
                                                          NET REALIZED AND                                GAINS
                                                          UNREALIZED GAINS                                 FROM
                               NET ASSET        NET        (LOSSES) FROM                               INVESTMENTS
                                 VALUE,      INVESTMENT    INVESTMENT AND    TOTAL FROM      NET           AND
                              BEGINNING OF     INCOME         FUTURES        INVESTMENT   INVESTMENT     FUTURES        TOTAL
                                 PERIOD        (LOSS)       TRANSACTIONS     ACTIVITIES     INCOME     TRANSACTIONS   DIVIDENDS
-------------------------------------------------------------------------------------------------------------------------------
ADVISOR SHARES
Year ended October 31, 2002      $10.81         0.55            (0.14)          0.41        (0.59)           --         (0.59)
Year ended October 31, 2003       10.63         0.41             0.19           0.60        (0.50)           --         (0.50)
Year ended October 31, 2004       10.73         0.45             0.12           0.57        (0.45)           --         (0.45)
Year ended October 31, 2005       10.85         0.44            (0.27)          0.17        (0.47)           --         (0.47)
Year ended October 31, 2006       10.55         0.53             0.02           0.55        (0.51)        (0.46)        (0.97)
-------------------------------------------------------------------------------------------------------------------------------

                                                                              RATIOS/SUPPLEMENTARY DATA
                                                       -----------------------------------------------------------------------
                                                                                    RATIO OF NET
                                                       NET ASSETS     RATIO OF       INVESTMENT       RATIO OF
                               NET ASSET                AT END OF    EXPENSES TO      INCOME TO      EXPENSES TO
                              VALUE, END     TOTAL       PERIOD        AVERAGE         AVERAGE       AVERAGE NET    PORTFOLIO
                               OF PERIOD   RETURN(b)     (000'S)    NET ASSETS(c)   NET ASSETS(c)   ASSETS(c)(d)   TURNOVER(e)
------------------------------------------------------------------------------------------------------------------------------
ADVISOR SHARES
Year ended October 31, 2002     $10.63        3.94%    $  284,841      0.56%           5.06%           0.56%          77.82%
Year ended October 31, 2003      10.73        5.71%       110,968      0.56%           4.30%           0.56%          70.91%
Year ended October 31, 2004      10.85        5.46%       109,518      0.64%           4.20%           0.64%          34.88%
Year ended October 31, 2005      10.55        1.55%(f)     89,743      0.52%(f)        4.15%(f)        0.52%(f)      176.60%
Year ended October 31, 2006      10.13        5.56%        80,976      0.56%           5.05%           0.80%         273.91%
------------------------------------------------------------------------------------------------------------------------------

(a) The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the HSBC Investor Core Plus Fixed Income Portfolio.

(b) Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.

(c)   Annualized for periods less than one year.

(d) During the period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

(e) Portfolio turnover is calculated on the basis of the respective Portfolio in which the Fund invests all of its investable assets.

(f) During the year ended October 31, 2005, HSBC reimbursed certain amounts to the respective Portfolio in which the Fund invests related to violation of certain investment policies and limitations. The corresponding impact to the net expense ratio, net income ratio, gross expense ratio and total return were 0.11% for the Advisor Shares.

SEE NOTES TO FINANCIAL STATEMENTS.

51    HSBC INVESTOR FAMILY OF FUNDS

--------------------------------------------------------------------------------
HSBC INVESTOR FUNDS--CORE PLUS FIXED INCOME FUND
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED. (a)

                                                      INVESTMENT ACTIVITIES                             DIVIDENDS
                                             ------------------------------------------   -------------------------------------
                                                          NET REALIZED AND                                  NET
                                                          UNREALIZED GAINS                               REALIZED
                                NET ASSET        NET       (LOSSES) FROM                                GAINS FROM
                                 VALUE,      INVESTMENT    INVESTMENT AND    TOTAL FROM       NET       INVESTMENT
                              BEGINNING OF     INCOME         FUTURES        INVESTMENT   INVESTMENT    AND FUTURES     TOTAL
                                 PERIOD        (LOSS)       TRANSACTIONS     ACTIVITIES     INCOME     TRANSACTIONS   DIVIDENDS
-------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year ended October 31, 2002      $10.55          0.49          (0.14)           0.35         (0.52)           --        (0.52)
Year ended October 31, 2003       10.38          0.40           0.13            0.53         (0.43)           --        (0.43)
Year ended October 31, 2004       10.48          0.40           0.12            0.52         (0.40)           --        (0.40)
Year ended October 31, 2005       10.60          0.39          (0.27)           0.12         (0.42)           --        (0.42)
Year ended October 31, 2006       10.30          0.49*          0.05            0.54         (0.49)        (0.05)       (0.54)
-------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Year ended October 31, 2002      $10.55          0.41          (0.13)           0.28         (0.44)           --        (0.44)
Year ended October 31, 2003       10.39          0.32           0.13            0.45         (0.35)           --        (0.35)
Year ended October 31, 2004       10.49          0.32           0.11            0.43         (0.32)           --        (0.32)
Year ended October 31, 2005       10.60          0.32          (0.27)           0.05         (0.34)           --        (0.34)
Year ended October 31, 2006       10.31          0.41*          0.06            0.47         (0.42)        (0.05)       (0.47)
-------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Year ended October 31, 2002      $10.54          0.41          (0.13)           0.28         (0.44)           --        (0.44)
Year ended October 31, 2003       10.38          0.32           0.13            0.45         (0.35)           --        (0.35)
Year ended October 31, 2004       10.48          0.32           0.11            0.43         (0.32)           --        (0.32)
Year ended October 31, 2005       10.59          0.32          (0.27)           0.05         (0.34)           --        (0.34)
Year ended October 31, 2006       10.30          0.41*          0.06            0.47         (0.42)        (0.05)       (0.47)
-------------------------------------------------------------------------------------------------------------------------------

                                                                         RATIOS/SUPPLEMENTARY DATA
                                                       -------------------------------------------------------------
                                                                                     RATIO OF NET
                               NET ASSET               NET ASSETS      RATIO OF       INVESTMENT        RATIO OF
                                VALUE,                  AT END OF    EXPENSES TO      INCOME TO        EXPENSES TO
                                END OF       TOTAL       PERIOD        AVERAGE         AVERAGE           AVERAGE        PORTFOLIO
                                PERIOD     RETURN(b)     (000'S)    NET ASSETS(c)   NET ASSETS(c)   NET ASSETS(c)(d)   TURNOVER(e)
----------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year ended October 31, 2002      $10.38      3.44%       $12,053          1.10%          4.52%            1.47%           77.82%
Year ended October 31, 2003       10.48      5.17%        14,143          1.10%          3.76%            1.21%           70.91%
Year ended October 31, 2004       10.60      5.07%        17,248          1.04%          3.78%            1.26%           34.88%
Year ended October 31, 2005       10.30      1.16%(f)     17,646          0.84%(f)       3.82%(f)         1.15%(f)       176.60%
Year ended October 31, 2006       10.30      5.45%        12,248          0.79%          4.82%            1.43%          273.91%
----------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Year ended October 31, 2002      $10.39      2.76%       $ 6,124          1.85%          3.66%            2.18%           77.82%
Year ended October 31, 2003       10.49      4.38%         7,430          1.85%          3.01%            1.96%           70.91%
Year ended October 31, 2004       10.60      4.19%         7,017          1.79%          3.05%            2.01%           34.88%
Year ended October 31, 2005       10.31      0.50%(f)      6,168          1.59%(f)       3.08%(f)         1.90%(f)       176.60%
Year ended October 31, 2006       10.31      4.67%         4,267          1.54%          4.06%            2.19%          273.91%
----------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Year ended October 31, 2002      $10.38      2.77%       $   983          1.85%          3.75%            2.21%           77.82%
Year ended October 31, 2003       10.48      4.39%           606          1.85%          3.06%            1.97%           70.91%
Year ended October 31, 2004       10.59      4.20%           377          1.80%          3.07%            2.02%           34.88%
Year ended October 31, 2005       10.30      0.51%(f)        285          1.58%(f)       3.14%(f)         1.89%(f)       176.60%
Year ended October 31, 2006       10.30      4.67%           236          1.54%          4.07%            2.19%          273.91%
----------------------------------------------------------------------------------------------------------------------------------

*     Calculated based on average shares outstanding.

(a) The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the HSBC Investor Core Plus Fixed Income Portfolio.

(b) Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.

(c)   Annualized for periods less than one year.

(d) During the period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

(e) Portfolio turnover is calculated on the basis of the respective Portfolio in which the Fund invests all of its investable assets.

(f) During the year ended October 31, 2005, HSBC reimbursed certain amounts to the respective Portfolio in which the Fund invests related to violation of certain investment policies and limitations. The corresponding impact to the net expense ratio, net income ratio, gross expense ratio and total return were 0.11%, 0.11% and 0.12% for Class A Shares, Class B Shares and Class C Shares, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

                                             HSBC INVESTOR FAMILY OF FUNDS    52

--------------------------------------------------------------------------------
HSBC INVESTOR FUNDS--HIGH YIELD FIXED INCOME FUND
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED. (a)

                                                   INVESTMENT ACTIVITIES                   DIVIDENDS
                                        ------------------------------------------   ----------------------
                                                     NET REALIZED AND
                            NET ASSET      NET       UNREALIZED GAINS
                             VALUE,     INVESTMENT     (LOSSES) FROM    TOTAL FROM       NET                   NET ASSET
                          BEGINNING OF    INCOME        INVESTMENT      INVESTMENT   INVESTMENT     TOTAL     VALUE, END     TOTAL
                             PERIOD       (LOSS)       TRANSACTIONS     ACTIVITIES     INCOME     DIVIDENDS    OF PERIOD   RETURN(b)
------------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Period ended October 31,
   2006 (f)                   $10.00        0.69           0.12            0.81         (0.68)      (0.68)      $10.13       8.38%
------------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period ended October 31,
   2006 (g)                   $10.00        0.62           0.13            0.75         (0.61)      (0.61)      $10.14       7.68%
------------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period ended October 31,
   2006 (h)                   $10.01        0.58           0.15            0.73         (0.58)      (0.58)      $10.16       7.42%
------------------------------------------------------------------------------------------------------------------------------------
CLASS I SHARES
Period ended October 31,
   2006 (i)                   $10.00        0.71           0.14            0.85         (0.71)      (0.71)      $10.14       8.73%
------------------------------------------------------------------------------------------------------------------------------------

                                                     RATIOS/SUPPLEMENTARY DATA
                           -----------------------------------------------------------------------------
                                                           RATIO OF NET
                           NET ASSETS AT      RATIO OF      INVESTMENT        RATIO OF
                              END OF        EXPENSES TO      INCOME TO      EXPENSES TO
                              PERIOD          AVERAGE       AVERAGE NET       AVERAGE         PORTFOLIO
                              (000'S)      NET ASSETS(c)     ASSETS(c)    NET ASSETS(c)(d)   TURNOVER(e)
--------------------------------------------------------------------------------------------------------
CLASS A SHARES
Period ended October 31,
   2006 (f)                    $4,742           0.80%          7.27%            3.53%           13.61%
--------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period ended October 31,
   2006 (g)                    $2,106           1.55%          6.65%            4.26%           13.61%
--------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period ended October 31,
   2006 (h)                    $  241           1.55%          6.65%            4.29%           13.61%
--------------------------------------------------------------------------------------------------------
CLASS I SHARES
Period ended October 31,
   2006 (i)                    $2,568           0.55%          7.53%            3.29%           13.61%
--------------------------------------------------------------------------------------------------------

(a) The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the HSBC Investor High Yield Fixed Income Portfolio.

(b) Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.

(c)   Annualized for periods less than one year.

(d) During the period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

(e) Portfolio turnover is calculated on the basis of the respective Portfolio in which the Fund invests all its investable assets.

(f)   Class A Shares commenced operations on November 18, 2005.

(g)   Class B Shares commenced operations on November 21, 2005.

(h)   Class C Shares commenced operations on December 14, 2005.

(i)   Class I Shares commenced operations on November 18, 2005.

SEE NOTES TO FINANCIAL STATEMENTS.

53    HSBC INVESTOR FAMILY OF FUNDS

--------------------------------------------------------------------------------
HSBC INVESTOR FUNDS--INTERMEDIATE DURATION FIXED INCOME FUND
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED. (a)

                                                INVESTMENT ACTIVITIES                       DIVIDENDS
                                         ------------------------------------  -----------------------------------
                                                          NET
                                                       REALIZED
                                                          AND
                                                      UNREALIZED
                                                         GAINS                                  NET
                              NET ASSET      NET       (LOSSES)      TOTAL                   REALIZED
                                VALUE,   INVESTMENT      FROM         FROM         NET      GAINS FROM
                              BEGINNING    INCOME     INVESTMENT   INVESTMENT  INVESTMENT   INVESTMENT     TOTAL
                              OF PERIOD    (LOSS)    TRANSACTIONS  ACTIVITIES    INCOME    TRANSACTIONS  DIVIDENDS
------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year ended October 31, 2002   $   10.58     0.44        (0.10)        0.34       (0.44)       (0.05)       (0.49)
Year ended October 31, 2003       10.43     0.33         0.08         0.41       (0.37)          --        (0.37)
Year ended October 31, 2004       10.47     0.32*        0.06         0.38       (0.33)       (0.46)       (0.79)
Year ended October 31, 2005       10.06     0.33        (0.29)        0.04       (0.37)       (0.06)       (0.43)
Year ended October 31, 2006        9.67     0.45         0.05         0.50       (0.45)          --        (0.45)
------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Year ended October 31, 2002   $   10.59     0.36        (0.09)        0.27       (0.36)       (0.05)       (0.41)
Year ended October 31, 2003       10.45     0.25         0.08         0.33       (0.29)          --        (0.29)
Year ended October 31, 2004       10.49     0.23         0.08         0.31       (0.26)       (0.46)       (0.72)
Year ended October 31, 2005       10.08     0.25        (0.29)       (0.04)      (0.29)       (0.06)       (0.35)
Year ended October 31, 2006        9.69     0.38         0.04         0.42       (0.38)          --        (0.38)
------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Year ended October 31, 2002   $   10.58     0.36        (0.09)        0.27       (0.36)       (0.05)       (0.41)
Year ended October 31, 2003       10.44     0.25         0.09         0.34       (0.29)          --        (0.29)
Year ended October 31, 2004       10.49     0.22*        0.08         0.30       (0.26)       (0.46)       (0.72)
Year ended October 31, 2005       10.07     0.25        (0.29)       (0.04)      (0.29)       (0.06)       (0.35)
Year ended October 31, 2006        9.68     0.38         0.05         0.43       (0.38)          --        (0.38)
------------------------------------------------------------------------------------------------------------------
CLASS I SHARES
Year ended October 31, 2002   $   10.59     0.46        (0.09)        0.37       (0.46)       (0.05)       (0.51)
Year ended October 31, 2003       10.45     0.33         0.10         0.43       (0.40)          --        (0.40)
Year ended October 31, 2004       10.48     0.33         0.09         0.42       (0.36)       (0.46)       (0.82)
Year ended October 31, 2005       10.08     0.35        (0.30)        0.05       (0.39)       (0.06)       (0.45)
Year ended October 31, 2006        9.68     0.47         0.05         0.52       (0.47)          --        (0.47)
------------------------------------------------------------------------------------------------------------------

                                                                        RATIOS/SUPPLEMENTARY DATA
                                                        ----------------------------------------------------------
                                                                              RATIO OF
                                                           NET    RATIO OF      NET
                                     NET                 ASSETS   EXPENSES   INVESTMENT
                                    ASSET                AT END      TO       INCOME TO    RATIO OF
                                   VALUE,                  OF      AVERAGE    AVERAGE    EXPENSES TO
                                   END OF     TOTAL      PERIOD      NET        NET      AVERAGE NET    PORTFOLIO
                                   PERIOD   RETURN(b)    (000'S)  ASSETS(c)  ASSETS(c)   ASSETS(c)(d)  TURNOVER(e)
------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year ended October 31, 2002        $ 10.43    3.34%     $  1,608   0.96%      4.14%        0.96%          44.04%
Year ended October 31, 2003          10.47    3.97%        3,309   1.01%      2.99%        1.01%          98.42%
Year ended October 31, 2004          10.06    3.90%        1,558   1.10%      3.01%        1.21%          50.06%
Year ended October 31, 2005           9.67    0.31%(f)     1,055   1.01%(f)   3.37%(f)     1.10%(f)      107.26%
Year ended October 31, 2006           9.72    5.30%          976   0.80%      4.61%        1.65%         236.51%
------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Year ended October 31, 2002        $ 10.45    2.65%     $  4,178   1.70%      3.30%        1.70%          44.04%
Year ended October 31, 2003          10.49    3.19%        6,443   1.73%      2.30%        1.73%          98.42%
Year ended October 31, 2004          10.08    3.11%        6,321   1.85%      2.28%        1.96%          50.06%
Year ended October 31, 2005           9.69   (0.44)%(f)    4,852   1.76%(f)   2.60%(f)     1.85%(f)      107.26%
Year ended October 31, 2006           9.73    4.40%        3,738   1.56%      3.84%        2.40%         236.51%
------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Year ended October 31, 2002        $ 10.44    2.65%     $  1,759   1.70%      3.26%        1.70%          44.04%
Year ended October 31, 2003          10.49    3.29%        2,544   1.73%      2.31%        1.73%          98.42%
Year ended October 31, 2004          10.07    3.03%          679   1.85%      2.25%        1.96%          50.06%
Year ended October 31, 2005           9.68   (0.44)%(f)      527   1.77%(f)   2.60%(f)     1.86%(f)      107.26%
Year ended October 31, 2006           9.73    4.51%          503   1.55%      3.86%        2.40%         236.51%
------------------------------------------------------------------------------------------------------------------
CLASS I SHARES
Year ended October 31, 2002        $ 10.45    3.69%     $ 94,886   0.71%      4.42%        0.71%          44.04%
Year ended October 31, 2003          10.48    4.12%       31,368   0.69%      3.62%        0.69%          98.42%
Year ended October 31, 2004          10.08    4.25%       31,217   0.85%      3.28%        0.96%          50.06%
Year ended October 31, 2005           9.68    0.45%(f)    24,744   0.76%(f)   3.60%(f)     0.85%(f)      107.26%
Year ended October 31, 2006           9.73    5.56%       13,000   0.58%      4.77%        1.38%         236.51%
------------------------------------------------------------------------------------------------------------------

  *   Calculated based on average shares outstanding

(a) The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the HSBC Investor Intermediate Duration Fixed Income Portfolio.

(b) Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.

(c)   Annualized for periods less than one year.

(d) During the period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

(e) Portfolio turnover is calculated on the basis of the respective Portfolio in which the Fund invests all of its investable assets.

(f) During the year ended October 31, 2005, HSBC reimbursed certain amounts to the respective Portfolio in which the Fund invests related to violation of certain investment policies and limitations. The corresponding impact to the net expense ratio, net income ratio, gross expense ratio and total return were 0.09%, 0.09%, 0.09% and 0.08% for Class A Shares, Class B Shares, Class C Shares and Class I Shares, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

                                             HSBC INVESTOR FAMILY OF FUNDS    54

--------------------------------------------------------------------------------
HSBC INVESTOR FUNDS--NEW YORK TAX-FREE BOND FUND
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                INVESTMENT ACTIVITIES                       DIVIDENDS
                                         ------------------------------------  -----------------------------------
                                                          NET
                                                       REALIZED
                                                          AND
                                                      UNREALIZED
                                                         GAINS                                 NET
                                                       (LOSSES)                              REALIZED
                              NET ASSET      NET         FROM         TOTAL                 GAINS FROM
                                VALUE,   INVESTMENT   INVESTMENT      FROM         NET      INVESTMENT
                              BEGINNING    INCOME    AND FUTURES   INVESTMENT  INVESTMENT   AND FUTURES    TOTAL
                              OF PERIOD    (LOSS)    TRANSACTIONS  ACTIVITIES    INCOME    TRANSACTIONS  DIVIDENDS
------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year ended October 31, 2002   $   10.93     0.38        0.16          0.54        (0.38)         --       (0.38)
Year ended October 31, 2003       11.09     0.38        0.12          0.50        (0.38)         --       (0.38)
Year ended October 31, 2004       11.21     0.34        0.17          0.51        (0.34)      (0.06)      (0.40)
Year ended October 31, 2005       11.32     0.34       (0.22)         0.12        (0.34)      (0.02)      (0.36)
Year ended October 31, 2006       11.08     0.37        0.12          0.49        (0.37)      (0.02)      (0.39)
------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Year ended October 31, 2002   $   10.92     0.30        0.16          0.46        (0.30)         --       (0.30)
Year ended October 31, 2003       11.08     0.30        0.12          0.42        (0.30)         --       (0.30)
Year ended October 31, 2004       11.20     0.25        0.17          0.42        (0.25)      (0.06)      (0.31)
Year ended October 31, 2005       11.31     0.25       (0.22)         0.03        (0.25)      (0.02)      (0.27)
Year ended October 31, 2006       11.07     0.28        0.12          0.40        (0.28)      (0.02)      (0.30)
------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Year ended October 31, 2002   $   10.96     0.30        0.16          0.46        (0.30)         --       (0.30)
Year ended October 31, 2003       11.12     0.30        0.13          0.43        (0.30)         --       (0.30)
Year ended October 31, 2004       11.25     0.25        0.16          0.41        (0.25)      (0.06)      (0.31)
Year ended October 31, 2005       11.35     0.25       (0.22)         0.03        (0.25)      (0.02)      (0.27)
Year ended October 31, 2006       11.11     0.28        0.12          0.40        (0.28)      (0.02)      (0.30)
------------------------------------------------------------------------------------------------------------------
CLASS I SHARES
Year ended October 31, 2002   $   10.93     0.41        0.16          0.57        (0.41)         --       (0.41)
Year ended October 31, 2003       11.09     0.41        0.12          0.53        (0.41)         --       (0.41)
Year ended October 31, 2004       11.21     0.37        0.17          0.54        (0.37)      (0.06)      (0.43)
Year ended October 31, 2005       11.32     0.37       (0.22)         0.15        (0.37)      (0.02)      (0.39)
Year ended October 31, 2006       11.08     0.39        0.12          0.51        (0.39)      (0.02)      (0.41)
------------------------------------------------------------------------------------------------------------------

                                                                         RATIOS/SUPPLEMENTARY DATA
                                                        ----------------------------------------------------------
                                                                              RATIO OF
                                                           NET     RATIO OF     NET
                                      NET                ASSETS    EXPENSES  INVESTMENT
                                     ASSET               AT END       TO      INCOME TO    RATIO OF
                                     VALUE,                OF      AVERAGE     AVERAGE    EXPENSES TO
                                     END OF    TOTAL     PERIOD      NET         NET      AVERAGE NET   PORTFOLIO
                                     PERIOD  RETURN(a)   (000'S)  ASSETS(b)  ASSETS(b)   ASSETS(b)(c)  TURNOVER(d)
------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year ended October 31, 2002         $ 11.09   5.08%     $ 16,341   0.95%       3.52%        0.95%        30.70%
Year ended October 31, 2003           11.21   4.57%       22,326   0.91%       3.39%        0.91%        29.79%
Year ended October 31, 2004           11.32   4.57%       32,889   0.87%       3.01%        0.87%        26.96%
Year ended October 31, 2005           11.08   1.03%(e)    34,441   0.88%(e)    3.02%(e)     0.89%        13.87%
Year ended October 31, 2006           11.18   4.45%       32,727   0.93%       3.30%        0.93%        12.69%
------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Year ended October 31, 2002         $ 11.08   4.30%     $ 12,699   1.70%       2.74%        1.70%        30.70%
Year ended October 31, 2003           11.20   3.80%       18,352   1.66%       2.64%        1.66%        29.79%
Year ended October 31, 2004           11.31   3.80%       17,457   1.62%       2.27%        1.62%        26.96%
Year ended October 31, 2005           11.07   0.28%(e)    16,258   1.63%(e)    2.27%(e)     1.64%        13.87%
Year ended October 31, 2006           11.17   3.67%       13,735   1.68%       2.56%        1.68%        12.69%
------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Year ended October 31, 2002         $ 11.12   4.28%     $  2,608   1.70%       2.74%        1.70%        30.70%
Year ended October 31, 2003           11.25   3.87%        3,252   1.66%       2.64%        1.66%        29.79%
Year ended October 31, 2004           11.35   3.69%        2,340   1.62%       2.26%        1.62%        26.96%
Year ended October 31, 2005           11.11   0.28%(e)     1,782   1.63%(e)    2.26%(e)     1.64%        13.87%
Year ended October 31, 2006           11.21   3.66%        1,246   1.68%       2.55%        1.68%        12.69%
------------------------------------------------------------------------------------------------------------------
CLASS I SHARES
Year ended October 31, 2002         $ 11.09   5.34%     $ 19,753   0.70%       3.76%        0.70%        30.70%
Year ended October 31, 2003           11.21   4.84%       20,290   0.67%       3.67%        0.67%        29.79%
Year ended October 31, 2004           11.32   4.83%       19,908   0.62%       3.27%        0.62%        26.96%
Year ended October 31, 2005           11.08   1.28%(e)    16,981   0.63%(e)    3.27%(e)     0.64%        13.87%
Year ended October 31, 2006           11.18   4.71%       13,746   0.68%       3.55%        0.68%        12.69%
------------------------------------------------------------------------------------------------------------------

(a) Not Annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.

(b)   Annualized for periods less than one year.

(c) During the period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

(d) Portfolio turnover is calculated on the basis of the Fund as a whole, without the distinguishing between the classes of shares issued.

(e) During the year ended October 31, 2005, HSBC reimbursed certain amounts to the Fund related to violation of certain investment policies and limitations. The corresponding impact to the net expense ratio, net income ratio and total return were 0.01%, 0.01%, 0.01% and 0.01% for Class A Shares, Class B Shares, Class C Shares and Class I Shares, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

55    HSBC INVESTOR FAMILY OF FUNDS

--------------------------------------------------------------------------------
HSBC INVESTOR FUNDS--GROWTH FUND
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED. (a)

                                                        INVESTMENT ACTIVITIES                          DIVIDENDS
                                                --------------------------------------   -------------------------------------
                                                             NET REALIZED
                                                                 AND
                                                              UNREALIZED
                                                                GAINS                                      NET
                                    NET ASSET      NET         (LOSSES)        TOTAL                    REALIZED
                                     VALUE,     INVESTMENT       FROM          FROM          NET       GAINS FROM
                                    BEGINNING     INCOME      INVESTMENT    INVESTMENT   INVESTMENT    INVESTMENT      TOTAL
                                    OF PERIOD     (LOSS)     TRANSACTIONS   ACTIVITIES     INCOME     TRANSACTIONS   DIVIDENDS
------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Period ended October 31, 2004 (f)    $ 12.68      (0.02)        (0.11)        (0.13)          --            --           --
Year ended October 31, 2005            12.55       0.03          1.59          1.62        (0.05)           --        (0.05)
Year ended October 31, 2006            14.12      (0.02)*        0.99          0.97           --         (0.23)       (0.23)
------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period ended October 31, 2004 (f)    $ 12.28      (0.07)        (0.10)        (0.17)          --            --           --
Year ended October 31, 2005            12.11      (0.07)         1.53          1.46           --            --           --
Year ended October 31, 2006            13.57      (0.12)*        0.95          0.83           --         (0.23)       (0.23)
------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period ended October 31, 2004 (f)    $ 12.35      (0.06)        (0.12)        (0.18)          --            --           --
Year ended October 31, 2005            12.17      (0.07)         1.54          1.47           --            --           --
Year ended October 31, 2006            13.64      (0.13)*        0.96          0.83           --         (0.23)       (0.23)
------------------------------------------------------------------------------------------------------------------------------
CLASS I SHARES
Period ended October 31, 2004 (f)    $ 12.67      (0.01)        (0.11)        (0.12)          --            --           --
Year ended October 31, 2005            12.55       0.06          1.59          1.65        (0.08)           --        (0.08)
Year ended October 31, 2006            14.12       0.02*         0.99          1.01           --         (0.23)       (0.23)
------------------------------------------------------------------------------------------------------------------------------

                                                                                 RATIOS/SUPPLEMENTARY DATA
                                                             ------------------------------------------------------------------
                                                                                         RATIO OF
                                                                                           NET
                                                                                        INVESTMENT
                                                                                          INCOME       RATIO OF
                                                             NET ASSETS     RATIO OF    (LOSS) TO      EXPENSES
                                    NET ASSET                AT END OF    EXPENSES TO    AVERAGE      TO AVERAGE
                                    VALUE, END     TOTAL       PERIOD     AVERAGE NET      NET           NET         PORTFOLIO
                                    OF PERIOD    RETURN(b)    (000'S)      ASSETS(c)    ASSETS(c)    ASSETS(c)(d)   TURNOVER(e)
-------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Period ended October 31, 2004 (f)    $  12.55    (1.03)%      $ 17,372      1.20%       (0.42)%        1.31%          53.08%
Year ended October 31, 2005             14.12    12.91%(g)      21,866      1.15%(g)     0.19%(g)      1.35%(g)       79.54%
Year ended October 31, 2006             14.86     6.92%         21,985      1.20%       (0.14)%        1.44%          75.06%
-------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period ended October 31, 2004 (f)    $  12.11    (1.38)%      $  1,402      1.95%       (1.17)%        2.06%          53.08%
Year ended October 31, 2005             13.57    12.06%(g)       1,317      1.90%(g)    (0.48)%(g)     2.09%(g)       79.54%
Year ended October 31, 2006             14.17     6.16%          1,446      1.95%       (0.88)%        2.19%          75.06%
-------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period ended October 31, 2004 (f)    $  12.17    (1.46)%      $    309      1.95%       (1.18)%        2.06%          53.08%
Year ended October 31, 2005             13.64    12.08%(g)         344      1.90%(g)    (0.51)%(g)     2.10%(g)       79.54%
Year ended October 31, 2006             14.24     6.13%            270      1.95%       (0.89)%        2.18%          75.06%
-------------------------------------------------------------------------------------------------------------------------------
CLASS I SHARES
Period ended October 31, 2004 (f)    $  12.55     0.95%       $ 19,115      0.95%       (0.17)%        1.06%          53.08%
Year ended October 31, 2005             14.12    13.17%(g)      13,107      0.90%(g)     0.56%(g)      1.07%(g)       79.54%
Year ended October 31, 2006             14.90     7.21%         15,042      0.95%        0.12%         1.19%          75.06%
-------------------------------------------------------------------------------------------------------------------------------

*     Calculated based on average shares outstanding.

(a) The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the HSBC Investor Growth Portfolio.

(b) Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.

(c)   Annualized for periods less than one year.

(d) During the period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

(e) Portfolio turnover is calculated on the basis of the respective Portfolio in which the Fund invests all its investable assets.

(f) Class A Shares, Class B Shares, Class C Shares and Class I Shares commenced operations on May 7, 2004.

(g) During the year ended October 31, 2005, HSBC reimbursed certain amounts to the respective Portfolio in which the Fund invests related to violation of certain investment policies and limitations. The corresponding impact to the net expense ratio, net income ratio, gross expense ratio and total return were 0.05%, 0.05%, 0.05% and 0.05% for Class A Shares, Class B Shares, Class C Shares and Class I Shares, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

                                             HSBC INVESTOR FAMILY OF FUNDS    56

--------------------------------------------------------------------------------
HSBC INVESTOR FUNDS--GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                        INVESTMENT ACTIVITIES                    DIVIDENDS
                                                --------------------------------------   ----------------------
                                                             NET REALIZED
                                                                 AND
                                                              UNREALIZED
                                                                GAINS
                                    NET ASSET      NET         (LOSSES)        TOTAL
                                     VALUE,     INVESTMENT       FROM          FROM          NET
                                    BEGINNING     INCOME      INVESTMENT    INVESTMENT   INVESTMENT     TOTAL
                                    OF PERIOD     (LOSS)     TRANSACTIONS   ACTIVITIES     INCOME     DIVIDENDS
---------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year ended October 31, 2002          $  8.91        0.04        (1.73)        (1.69)       (0.01)      (0.01)
Year ended October 31, 2003             7.21        0.06         1.18          1.24        (0.06)      (0.06)
Year ended October 31, 2004             8.39        0.05         0.36          0.41        (0.04)      (0.04)
Year ended October 31, 2005             8.76        0.07         1.01          1.08        (0.09)      (0.09)
Year ended October 31, 2006             9.75       (0.02)*       1.25          1.23           --          --
---------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Year ended October 31, 2002          $  8.88       (0.00)>      (1.74)        (1.74)          --          --
Year ended October 31, 2003             7.14       (0.01)        1.18          1.17        (0.01)      (0.01)
Year ended October 31, 2004             8.30       (0.02)*       0.36          0.34        (0.00)>     (0.00)>
Year ended October 31, 2005             8.64       (0.01)        1.01          1.00        (0.03)      (0.03)
Year ended October 31, 2006             9.61       (0.10)*       1.23          1.13           --          --
---------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period ended October 31, 2004 (f)    $  8.40       (0.02)*       0.38          0.36        (0.03)      (0.03)
Year ended October 31, 2005             8.73       (0.01)        1.02          1.01        (0.04)      (0.04)
Year ended October 31, 2006             9.70       (0.09)*       1.22          1.13           --          --
---------------------------------------------------------------------------------------------------------------
CLASS I SHARES
Year ended October 31, 2002          $  8.92        0.06        (1.73)        (1.67)       (0.03)      (0.03)
Year ended October 31, 2003             7.22        0.07         1.19          1.26        (0.08)      (0.08)
Year ended October 31, 2004             8.40        0.07         0.36          0.43        (0.06)      (0.06)
Year ended October 31, 2005             8.77        0.10         0.99          1.10        (0.12)      (0.12)
Year ended October 31, 2006             9.75        0.01*        1.25          1.26        (0.01)      (0.01)
---------------------------------------------------------------------------------------------------------------

                                                                                 RATIOS/SUPPLEMENTARY DATA
                                                             -----------------------------------------------------------------
                                                                                         RATIO OF
                                                                                           NET
                                                                                        INVESTMENT
                                                                                          INCOME       RATIO OF
                                                             NET ASSETS     RATIO OF    (LOSS) TO      EXPENSES
                                    NET ASSET                AT END OF    EXPENSES TO    AVERAGE      TO AVERAGE
                                    VALUE, END     TOTAL       PERIOD     AVERAGE NET      NET           NET         PORTFOLIO
                                    OF PERIOD    RETURN(a)    (000'S)      ASSETS(b)    ASSETS(b)    ASSETS(b)(c)   TURNOVER(d)
-------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year ended October 31, 2002          $   7.21    (18.97)%     $  1,306      1.01%          0.39%         1.01%         59.85%
Year ended October 31, 2003              8.39     17.26%         1,827      1.04%          0.70%         1.04%         64.52%
Year ended October 31, 2004              8.76      4.94%         1,500      1.02%          0.50%         1.02%         73.68%
Year ended October 31, 2005              9.75     12.36%(e)      1,260      1.11%(e)       0.73%(e)      1.16%        106.49%
Year ended October 31, 2006             10.98     12.62%         1,394      1.26%         (0.22)%        1.47%         34.85%
-------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Year ended October 31, 2002          $   7.14    (19.59)%     $  1,154      1.76%         (0.30)%        1.76%         59.85%
Year ended October 31, 2003              8.30     16.40%         2,235      1.79%         (0.07)%        1.79%         64.52%
Year ended October 31, 2004              8.64      4.13%         3,820      1.77%         (0.25)%        1.77%         73.68%
Year ended October 31, 2005              9.61     11.61%(e)      4,194      1.87%(e)      (0.10)%(e)     1.93%        106.49%
Year ended October 31, 2006             10.74     11.76%         4,537      2.01%         (0.97)%        2.22%         34.85%
-------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period ended October 31, 2004 (f)    $   8.73      3.57%      $     41      1.77%         (0.28)%        1.77%         73.68%
Year ended October 31, 2005              9.70     11.59%(e)         49      1.88%(e)      (0.13)%(e)     1.93%        106.49%
Year ended October 31, 2006             10.83     11.65%            35      2.01%         (0.90)%        2.22%         34.85%
-------------------------------------------------------------------------------------------------------------------------------
CLASS I SHARES
Year ended October 31, 2002          $   7.22    (18.76)%     $168,812      0.76%          0.66%         0.76%         59.85%
Year ended October 31, 2003              8.40     17.63%       203,458      0.79%          0.96%         0.79%         64.52%
Year ended October 31, 2004              8.77      5.18%       196,219      0.77%          0.77%         0.77%         73.68%
Year ended October 31, 2005              9.75     12.61%(e)     46,888      0.80%(e)       1.20%(e)      0.86%        106.49%
Year ended October 31, 2006             11.00     12.88%        40,925      1.01%          0.04%         1.22%         34.85%
-------------------------------------------------------------------------------------------------------------------------------

>     Less than $0.005 per share.

*     Calculated based on average shares outstanding.

(a) Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.

(b)   Annualized for periods less than one year.

(c) During the period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been indicated.

(d) Portfolio turnover is calculated on the basis of the Fund as a whole, without the distinguishing between the classes of shares issued.

(e) During the year ended October 31, 2005, HSBC reimbursed certain amounts to the Fund related to violation of certain investment policies and limitations. The corresponding impact to the net expense ratio, net income ratio and total return were 0.02%, 0.02%, 0.02% and 0.03% for Class A Shares, Class B Shares, Class C Shares and Class I Shares, respectively.

(f)   Class C Shares commenced operations on November 3, 2003.

SEE NOTES TO FINANCIAL STATEMENTS.

57    HSBC INVESTOR FAMILY OF FUNDS

HSBC ADVISOR FUNDS TRUST--INTERNATIONAL EQUITY FUND

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED. (a)

                                                          INVESTMENT ACTIVITIES                         DIVIDENDS
                                                  --------------------------------------   -------------------------------------
                                                                  NET
                                                                REALIZED
                                                                  AND
                                                               UNREALIZED
                                                                 GAINS                                      NET
                                                                (LOSSES)                                  REALIZED
                                                                  FROM                                   GAINS FROM
                                      NET ASSET      NET       INVESTMENT        TOTAL                   INVESTMENT
                                        VALUE,    INVESTMENT   AND FOREIGN       FROM          NET      AND FOREIGN
                                      BEGINNING     INCOME       CURRENCY     INVESTMENT   INVESTMENT     CURRENCY       TOTAL
                                      OF PERIOD     (LOSS)     TRANSACTIONS   ACTIVITIES     INCOME     TRANSACTIONS   DIVIDENDS
--------------------------------------------------------------------------------------------------------------------------------
ADVISOR SHARES
Year ended October 31, 2002            $ 12.56       0.09         (1.73)        (1.64)       (0.19)           --         (0.19)
Year ended October 31, 2003              10.73       0.20          2.02          2.22        (0.19)           --         (0.19)
Year ended October 31, 2004              12.76       0.18          2.32          2.50        (0.39)           --         (0.39)
Year ended October 31, 2005              14.87       0.31          2.59          2.90        (0.23)           --         (0.23)
Year ended October 31, 2006              17.54       0.38          5.14          5.52        (0.36)        (0.60)        (0.96)
--------------------------------------------------------------------------------------------------------------------------------

                                                                                   RATIOS/SUPPLEMENTARY DATA
                                                              ----------------------------------------------------------------
                                                                                       RATIO OF
                                                                           RATIO OF       NET
                                         NET                     NET       EXPENSES   INVESTMENT
                                        ASSET                 ASSETS AT       TO       INCOME TO     RATIO OF
                                        VALUE,                  END OF     AVERAGE      AVERAGE     EXPENSES TO
                                         END        TOTAL       PERIOD       NET          NET       AVERAGE NET    PORTFOLIO
                                      OF PERIOD   RETURN(b)    (000'S)    ASSETS(c)    ASSETS(c)   ASSETS(c)(d)   TURNOVER(e)
-----------------------------------------------------------------------------------------------------------------------------
ADVISOR SHARES
Year ended October 31, 2002            $ 10.73     (13.32)%   $ 194,704     0.99%        0.70%         0.99%         31.63%
Year ended October 31, 2003              12.76      21.03%      123,658     1.07%        1.16%         1.07%         68.51%
Year ended October 31, 2004              14.87      20.06%      148,317     1.05%        1.39%         1.05%        106.11%
Year ended October 31, 2005              17.54      19.69%      193,144     0.92%        2.01%         0.92%         31.32%
Year ended October 31, 2006              22.10      32.70%      283,749     0.97%        2.02%         0.97%         33.39%
-----------------------------------------------------------------------------------------------------------------------------

(a) The per share amounts and percentages reflect income and expense assuming inclusion of the Fund's proportionate share of the income and expenses of the HSBC Investor International Portfolio.

(b) Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.

(c)   Annualized for periods less than one year.

(d) During the period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

(e) Portfolio turnover is calculated on the basis of the respective Portfolio in which the Fund invests all of its inevitable assets.

SEE NOTES TO FINANCIAL STATEMENTS.

                                             HSBC INVESTOR FAMILY OF FUNDS    58

HSBC INVESTOR FUNDS--MID-CAP FUND

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                          INVESTMENT ACTIVITIES                  DIVIDENDS
                                                  -------------------------------------   -----------------------
                                                               NET REALIZED
                                                                    AND
                                                                UNREALIZED
                                                                   GAINS                       NET
                                                                 (LOSSES)                   REALIZED
                                      NET ASSET      NET           FROM                    GAINS FROM
                                        VALUE,    INVESTMENT   INVESTMENTS   TOTAL FROM   INVESTMENTS
                                      BEGINNING     INCOME     AND OPTIONS   INVESTMENT   AND OPTIONS     TOTAL
                                      OF PERIOD     (LOSS)     TRANSACTIONS  ACTIVITIES   TRANSACTIONS  DIVIDENDS
-----------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year ended October 31, 2002            $ 7.90      (0.03)         (1.57)       (1.60)          --            --
Year ended October 31, 2003              6.30      (0.03)*         1.68         1.65           --            --
Year ended October 31, 2004              7.95      (0.04)*         0.53         0.49           --            --
Year ended October 31, 2005              8.44      (0.06)*         1.49         1.43           --            --
Year ended October 31, 2006              9.87      (0.00)*>        1.19         1.19        (2.18)        (2.18)
-----------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Year ended October 31, 2002            $ 7.82      (0.08)         (1.55)       (1.63)          --            --
Year ended October 31, 2003              6.19      (0.08)          1.64         1.56           --            --
Year ended October 31, 2004              7.75      (0.10)*         0.51         0.41           --            --
Year ended October 31, 2005              8.16      (0.13)*         1.45         1.32           --            --
Year ended October 31, 2006              9.48      (0.06)*         1.13         1.07        (2.18)        (2.18)
-----------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Year ended October 31, 2002            $ 7.82      (0.08)         (1.54)       (1.62)          --            --
Year ended October 31, 2003              6.20      (0.08)          1.68         1.60           --            --
Year ended October 31, 2004              7.80      (0.10)*         0.52         0.42           --            --
Year ended October 31, 2005              8.22      (0.13)*         1.45         1.32           --            --
Year ended October 31, 2006              9.54      (0.06)*         1.15         1.09        (2.18)        (2.18)
-----------------------------------------------------------------------------------------------------------------
TRUST SHARES
Year ended October 31, 2002            $ 7.91      (0.02)         (1.56)       (1.58)          --            --
Year ended October 31, 2003              6.33      (0.01)          1.69         1.68           --            --
Year ended October 31, 2004              8.01      (0.02)*         0.53         0.51           --            --
Year ended October 31, 2005              8.52      (0.02)*         1.48         1.46           --            --
Year ended October 31, 2006              9.98       0.03 *         1.20         1.23        (2.18)        (2.18)
-----------------------------------------------------------------------------------------------------------------

                                                                                   RATIOS/SUPPLEMENTARY DATA
                                                              ---------------------------------------------------------------
                                                                                       RATIO OF
                                                                           RATIO OF       NET
                                         NET                     NET       EXPENSES   INVESTMENT
                                        ASSET                 ASSETS AT       TO       (LOSS) TO     RATIO OF
                                        VALUE,                  END OF     AVERAGE      AVERAGE     EXPENSES TO
                                         END        TOTAL       PERIOD       NET          NET       AVERAGE NET    PORTFOLIO
                                      OF PERIOD   RETURN(a)    (000'S)    ASSETS(b)    ASSETS(b)   ASSETS(b)(c)   TURNOVER(d)
-----------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year ended October 31, 2002            $ 6.30     (20.25)%    $   1,010     1.08%     (0.46)%          1.08%        140.23%
Year ended October 31, 2003              7.95      26.19%         1,539     1.10%     (0.43)%          1.10%        100.86%
Year ended October 31, 2004              8.44       6.16%         1,878     1.09%     (0.54)%          1.09%        106.72%
Year ended October 31, 2005              9.87      16.94%(e)      2,151     1.38%(e)  (0.65)%(e)       1.53%        169.62%
Year ended October 31, 2006              8.88      13.66%         3,185     1.48%     (0.01)%          1.85%         53.16%
-----------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Year ended October 31, 2002            $ 6.19     (20.84)%    $   4,391     1.83%     (1.21)%          1.83%        140.23%
Year ended October 31, 2003              7.75      25.20%         6,009     1.85%     (1.16)%          1.85%        100.86%
Year ended October 31, 2004              8.16       5.29%         7,037     1.84%     (1.29)%          1.84%        106.72%
Year ended October 31, 2005              9.48      16.18%(e)      7,415     2.11%(e)  (1.38)%(e)       2.27%        169.62%
Year ended October 31, 2006              8.37      12.78%         7,425     2.25%     (0.72)%          2.60%         53.16%
-----------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Year ended October 31, 2002            $ 6.20     (20.72)%    $      20     1.83%     (1.20)%          1.83%        140.23%
Year ended October 31, 2003              7.80      25.81%            54     1.85%     (1.23)%          1.85%        100.86%
Year ended October 31, 2004              8.22       5.38%            94     1.84%     (1.29)%          1.84%        106.72%
Year ended October 31, 2005              9.54      16.06%(e)        111     2.13%(e)  (1.40)%(e)       2.28%        169.62%
Year ended October 31, 2006              8.45      12.93%            95     2.25%     (0.72)%          2.60%         53.16%
-----------------------------------------------------------------------------------------------------------------------------
TRUST SHARES
Year ended October 31, 2002            $ 6.33     (19.97)%    $  98,059     0.82%     (0.18)%          0.82%        140.23%
Year ended October 31, 2003              8.01      26.54%       160,621     0.85%     (0.17)%          0.85%        100.86%
Year ended October 31, 2004              8.52       6.37%       117,354     0.84%     (0.28)%          0.84%        106.72%
Year ended October 31, 2005              9.98      17.14%(e)     19,618     0.89%(e)  (0.19)%(e)       1.02%        169.62%
Year ended October 31, 2006              9.03      13.97%        17,029     1.26%      0.29 %          1.60%         53.16%
-----------------------------------------------------------------------------------------------------------------------------

*     Calculated based on average shares outstanding.

>     Less than $0.005 per share.

(a) Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.

(b)   Annualized for periods less than one year.

(c) During the period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been indicated.

(d) Portfolio turnover is calculated on the basis of the Fund as a whole, without the distinguishing between the classes of shares issued.

(e) During the year ended October 31, 2005, HSBC reimbursed certain amounts to the Fund related to violation of certain investment policies and limitations. The corresponding impact to the net expense ratio and net income ratio were 0.10%, 0.10%, 0.10% and 0.09% for Class A Shares, Class B Shares, Class C Shares and Trust Shares, respectively. The corresponding impact to the total return was 0.57%, 0.57%, 0.57% and 0.56% for Class A Shares, Class B Shares, Class C Shares and Trust Shares, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

59    HSBC INVESTOR FAMILY OF FUNDS

--------------------------------------------------------------------------------
HSBC INVESTOR FUNDS--OPPORTUNITY FUND
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED. (a)

                                               INVESTMENT ACTIVITIES                 DIVIDENDS
                                        ------------------------------------  -----------------------
                                                         NET
                                                      REALIZED
                                                         AND                       NET
                                                     UNREALIZED                 REALIZED
                                                        GAINS                     GAINS
                             NET ASSET      NET       (LOSSES)       TOTAL      (LOSSES)
                               VALUE,   INVESTMENT      FROM         FROM         FROM
                             BEGINNING    INCOME     INVESTMENT   INVESTMENT   INVESTMENT     TOTAL
                             OF PERIOD    (LOSS)    TRANSACTIONS  ACTIVITIES  TRANSACTIONS  DIVIDENDS
-----------------------------------------------------------------------------------------------------
CLASS A SHARES
Year ended October 31, 2002   $  9.60     (0.13)       (1.64)       (1.77)          --          --
Year ended October 31, 2003      7.83     (0.10)        2.63         2.53           --          --
Year ended October 31, 2004     10.36     (0.13)        0.68         0.55           --          --
Year ended October 31, 2005     10.91     (0.14)        1.62         1.48           --          --
Year ended October 31, 2006     12.39     (0.14)*       2.43         2.29        (0.39)      (0.39)
-----------------------------------------------------------------------------------------------------
CLASS B SHARES
Year ended October 31, 2002   $  9.27     (0.20)*      (1.56)       (1.76)          --          --
Year ended October 31, 2003      7.51     (0.18)*       2.52         2.34           --          --
Year ended October 31, 2004      9.85     (0.20)        0.64         0.44           --          --
Year ended October 31, 2005     10.29     (0.22)        1.53         1.31           --          --
Year ended October 31, 2006     11.60     (0.23)*       2.27         2.04        (0.39)      (0.39)
-----------------------------------------------------------------------------------------------------
CLASS C SHARES
Year ended October 31, 2002   $  9.35     (0.21)*      (1.57)       (1.78)          --          --
Year ended October 31, 2003      7.57     (0.18)        2.55         2.37           --          --
Year ended October 31, 2004      9.94     (0.22)        0.67         0.45           --          --
Year ended October 31, 2005     10.39     (0.21)        1.53         1.32           --          --
Year ended October 31, 2006     11.71     (0.23)*       2.29         2.06        (0.39)      (0.39)
-----------------------------------------------------------------------------------------------------

                                                           RATIOS/SUPPLEMENTARY DATA
                                                   ---------------------------------------------
                                                                          RATIO OF
                                                     NET                     NET
                                NET                 ASSETS               INVESTMENT
                               ASSET                AT END   RATIO OF     (LOSS) TO     RATIO OF
                               VALUE,                 OF    EXPENSES TO    AVERAGE     EXPENSES TO
                               END OF    TOTAL      PERIOD  AVERAGE NET      NET       AVERAGE NET   PORTFOLIO
                               PERIOD  RETURN(b)   (000'S)   ASSETS(c)    ASSETS(c)    ASSETS(c)(d)  TURNOVER(e)
----------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year ended October 31, 2002   $  7.83  (18.44)%    $11,384    1.65%        (1.45)%       2.08%         103.90%
Year ended October 31, 2003     10.36   32.31%      16,695    1.65%        (1.36)%       2.09%         152.05%
Year ended October 31, 2004     10.91    5.31%      20,902    1.61%        (1.24)%       1.72%          81.75%
Year ended October 31, 2005     12.39   13.57%(f)   22,875    1.51%(f)     (1.11)%(f)    1.69%(f)       63.95%
Year ended October 31, 2006     14.29   18.81%      24,463    1.55%        (1.04)%       1.70%          60.83%
----------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Year ended October 31, 2002   $  7.51  (18.99)%    $ 2,374    2.40%        (2.18)%       2.86%         103.90%
Year ended October 31, 2003      9.85   31.16%       3,952    2.40%        (2.11)%       2.83%         152.05%
Year ended October 31, 2004     10.29    4.47%       4,611    2.36%        (2.00)%       2.47%          81.75%
Year ended October 31, 2005     11.60   12.73%(f)    4,539    2.26%(f)     (1.86)%(f)    2.44%(f)       63.95%
Year ended October 31, 2006     13.25   17.91%       4,768    2.30%        (1.79)%       2.45%          60.83%
----------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Year ended October 31, 2002   $  7.57  (19.04)%    $   329    2.40%        (2.20)%       2.83%         103.90%
Year ended October 31, 2003      9.94   31.31%         395    2.40%        (2.11)%       2.84%         152.05%
Year ended October 31, 2004     10.39    4.53%         344    2.37%        (2.00)%       2.48%          81.75%
Year ended October 31, 2005     11.71   12.70%(f)      306    2.26%(f)     (1.86)%(f)    2.44%(f)       63.95%
Year ended October 31, 2006     13.38   17.92%         299    2.30%        (1.78)%       2.45%          60.83%
----------------------------------------------------------------------------------------------------------------

*     Calculated using average shares.

(a) The per share amounts and percentages reflect income and expense assuming inclusion of the Fund's proportionate share of the income and expenses of the HSBC Investor Small Cap Portfolio.

(b) Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.

(c)   Annualized for periods less than one year.

(d) During the period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

(e) Portfolio turnover is calculated on the basis of the respective Portfolio in which the Fund invests all of its investable assets.

(f) During the year ended October 31, 2005, HSBC reimbursed certain amounts to the respective Portfolio in which the Fund invests related to violation of certain investment policies and limitations. The corresponding impact to the net expense ratio, net income ratio, gross expense ratio and total return were 0.04%, 0.04% and 0.04% for Class A Shares, Class B Shares and Class C Shares, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

                                             HSBC INVESTOR FAMILY OF FUNDS    60

--------------------------------------------------------------------------------
HSBC INVESTOR FUNDS--OVERSEAS EQUITY FUND
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED. (a)

                                                   INVESTMENT ACTIVITIES                      DIVIDENDS
                                           ------------------------------------  -----------------------------------
                                                           NET
                                                         REALIZED
                                                           AND
                                                        UNREALIZED
                                                          GAINS                                   NET
                                                         (LOSSES)                              REALIZED
                                                           FROM                               GAINS FROM
                                                        INVESTMENT                            INVESTMENT
                              NET ASSET        NET         AND          TOTAL                     AND
                                VALUE,     INVESTMENT    FOREIGN        FROM        NET        FOREIGN
                             BEGINNING OF    INCOME      CURRENCY    INVESTMENT  INVESTMENT    CURRENCY      TOTAL
                                PERIOD       (LOSS)    TRANSACTIONS  ACTIVITIES    INCOME    TRANSACTIONS  DIVIDENDS
--------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year ended October 31, 2002    $ 11.66       (0.04)       (1.34)       (1.38)      (0.12)       (0.29)       (0.41)
Year ended October 31, 2003       9.87        0.01         1.95         1.96       (0.10)          --        (0.10)
Year ended October 31, 2004      11.73        0.08         2.19         2.27       (0.07)          --        (0.07)
Year ended October 31, 2005      13.93        0.18         2.33         2.51       (0.06)       (0.79)       (0.85)
Year ended October 31, 2006      15.59        0.22         4.45         4.67       (0.25)       (1.16)       (1.41)
--------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Year ended October 31, 2002    $ 11.30       (0.08)       (1.34)       (1.42)      (0.03)       (0.29)       (0.32)
Year ended October 31, 2003       9.56       (0.06)        1.89         1.83       (0.05)          --        (0.05)
Year ended October 31, 2004      11.34        0.01*        2.08         2.09          --           --           --
Year ended October 31, 2005      13.43        0.07         2.24         2.31          --        (0.79)       (0.79)
Year ended October 31, 2006      14.95        0.09         4.26         4.35       (0.14)       (1.16)       (1.30)
--------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Year ended October 31, 2002    $ 11.41       (0.08)       (1.36)       (1.44)         --        (0.29)       (0.29)
Year ended October 31, 2003       9.68       (0.06)        1.93         1.87       (0.01)          --        (0.01)
Year ended October 31, 2004      11.54       (0.01)        2.14         2.13          --           --           --
Year ended October 31, 2005      13.67        0.06         2.29         2.35          --        (0.79)       (0.79)
Year ended October 31, 2006      15.23        0.11         4.33         4.44       (0.14)       (1.16)       (1.30)
--------------------------------------------------------------------------------------------------------------------

                                                                    RATIOS/SUPPLEMENTARY DATA
                                                    ---------------------------------------------------------
                                                                         RATIO OF
                                                                           NET
                                                      NET    RATIO OF   INVESTMENT
                                 NET                ASSETS   EXPENSES    INCOME
                                ASSET                 AT        TO      (LOSS) TO     RATIO OF
                                VALUE,              END OF    AVERAGE    AVERAGE     EXPENSES TO
                                 END       TOTAL    PERIOD      NET        NET       AVERAGE NET   PORTFOLIO
                              OF PERIOD  RETURN(b)  (000's)  ASSETS(c)  ASSETS(c)   ASSETS(c)(d)  TURNOVER(e)
-------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year ended October 31, 2002    $  9.87    (12.42)%  $ 7,203    1.85%     (0.18)%        2.28%        31.63%
Year ended October 31, 2003      11.73     20.09%    10,096    1.85%      0.07%         2.34%        68.51%
Year ended October 31, 2004      13.93     19.40%    17,721    1.78%      0.79%         1.88%       106.11%
Year ended October 31, 2005      15.59     18.64%    20,680    1.66%      1.21%         1.66%        31.32%
Year ended October 31, 2006      18.85     31.85%    22,761    1.67%      1.24%         1.67%        33.39%
-------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Year ended October 31, 2002    $  9.56    (13.07)%  $   588    2.60%     (0.87)%        3.04%        31.63%
Year ended October 31, 2003      11.34     19.26%     1,076    2.60%     (0.62)%        3.16%        68.51%
Year ended October 31, 2004      13.43     18.43%     2,061    2.53%      0.05%         2.63%       106.11%
Year ended October 31, 2005      14.95     17.72%     2,403    2.41%      0.47%         2.41%        31.32%
Year ended October 31, 2006      18.00     30.87%     3,234    2.42%      0.58%         2.42%        33.39%
-------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Year ended October 31, 2002    $  9.68    (13.08)%  $    96    2.60%     (1.00)%        3.04%        31.63%
Year ended October 31, 2003      11.54     19.28%       121    2.60%     (0.64)%        3.17%        68.51%
Year ended October 31, 2004      13.67     18.46%       137    2.54%     (0.10)%        2.66%       106.11%
Year ended October 31, 2005      15.23     17.70%       164    2.41%      0.48%         2.41%        31.32%
Year ended October 31, 2006      18.37     30.92%       163    2.41%      0.58%         2.41%        33.39%
-------------------------------------------------------------------------------------------------------------

*     Calculated based on average shares outstanding.

(a) The per share amounts and percentages reflect income and expense assuming inclusion of the Fund's proportionate share of the income and expenses of the HSBC Investor International Portfolio.

(b) Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.

(c)   Annualized for periods less than one year.

(d) During the period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

(e) Portfolio turnover is calculated on the basis of the respective Portfolio in which the Fund invests all of its investable assets.

SEE NOTES TO FINANCIAL STATEMENTS.

61    HSBC INVESTOR FAMILY OF FUNDS

--------------------------------------------------------------------------------
HSBC ADVISOR FUNDS TRUST--SMALL CAP EQUITY FUND
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED. (a)

                                                            INVESTMENT ACTIVITIES                    DIVIDENDS
                                                    --------------------------------------   ------------------------
                                                                     NET
                                                                   REALIZED
                                                                     AND
                                                                  UNREALIZED
                                                                    GAINS                        NET
                                        NET ASSET       NET        (LOSSES)       TOTAL        REALIZED
                                          VALUE,    INVESTMENT       FROM          FROM       GAINS FROM
                                        BEGINNING     INCOME      INVESTMENT    INVESTMENT    INVESTMENT      TOTAL
                                        OF PERIOD     (LOSS)     TRANSACTIONS   ACTIVITIES   TRANSACTIONS   DIVIDENDS
---------------------------------------------------------------------------------------------------------------------
ADVISOR SHARES
Year ended October 31, 2002              $11.32       (0.09)        (1.96)        (2.05)           --            --
Year ended October 31, 2003                9.27       (0.06)         3.15          3.09            --            --
Year ended October 31, 2004               12.36       (0.08)         0.79          0.71            --            --
Year ended October 31, 2005               13.07       (0.10)         1.97          1.87            --            --
Year ended October 31, 2006               14.94       (0.09)         2.93          2.84         (0.50)        (0.50)
---------------------------------------------------------------------------------------------------------------------

                                                                         RATIOS/SUPPLEMENTARY DATA
                                                     ----------------------------------------------------------------
                                                                              RATIO OF
                                                                  RATIO OF      NET
                                NET                     NET       EXPENSES   INVESTMENT
                               ASSET                 ASSETS AT       TO       (LOSS) TO      RATIO OF
                              VALUE,                   END OF     AVERAGE      AVERAGE      EXPENSES TO
                              END OF      TOTAL        PERIOD       NET          NET        AVERAGE NET    PORTFOLIO
                              PERIOD    RETURN(b)     (000'S)    ASSETS(c)    ASSETS(c)    ASSETS(c)(d)   TURNOVER(e)
---------------------------------------------------------------------------------------------------------------------
ADVISOR SHARES
Year ended October 31, 2002   $ 9.27   (18.11)%       $190,686     1.07%       (0.87)%         1.07%        103.90%
Year ended October 31, 2003    12.36    33.33 %        326,072     1.01%       (0.72)%         1.01%        152.05%
Year ended October 31, 2004    13.07     5.74 %        279,669     0.98%       (0.62)%         0.98%         81.75%
Year ended October 31, 2005    14.94    14.31 %(f)     177,519     0.94%(f)    (0.54)%(f)      0.94%(f)      63.95%
Year ended October 31, 2006    17.28    19.40 %        192,124     1.03%       (0.51)%         1.03%         60.83%
---------------------------------------------------------------------------------------------------------------------

(a) The per share amounts and percentages reflect income and expense assuming inclusion of the Fund's proportionate share of the income and expenses of the HSBC Investor Small Cap Equity Portfolio.

(b) Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.

(c)   Annualized for periods less than one year.

(d) During the period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

(e) Portfolio turnover is calculated on the basis of the respective Portfolio in which the Fund invests all of its investable assets.

(f) During the year ended October 31, 2005, HSBC reimbursed certain amounts to the respective Portfolio in which the Fund invests related to violation of certain investment policies and limitations. The corresponding impact to the net expense ratio, net income ratio, gross expense ratio and total return was 0.04% for the Advisor Shares.

SEE NOTES TO FINANCIAL STATEMENTS.

                                             HSBC INVESTOR FAMILY OF FUNDS    62

--------------------------------------------------------------------------------
HSBC INVESTOR FUNDS--VALUE FUND
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED. (a)

                                                         INVESTMENT ACTIVITIES                         DIVIDENDS
                                                --------------------------------------   -------------------------------------
                                                             NET REALIZED
                                                                 AND
                                                              UNREALIZED
                                                                GAINS                                      NET
                                    NET ASSET       NET        (LOSSES)                                 REALIZED
                                      VALUE,    INVESTMENT       FROM       TOTAL FROM       NET       GAINS FROM
                                    BEGINNING     INCOME      INVESTMENT    INVESTMENT   INVESTMENT    INVESTMENT      TOTAL
                                    OF PERIOD     (LOSS)     TRANSACTIONS   ACTIVITIES     INCOME     TRANSACTIONS   DIVIDENDS
------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Period ended October 31, 2004 (f)    $12.68        0.05          0.69          0.74        (0.04)           --         (0.04)
Year ended October 31, 2005           13.38        0.10          1.86          1.96        (0.08)        (0.13)        (0.21)
Year ended October 31, 2006           15.13        0.12 *        2.95          3.07        (0.19)        (1.29)        (1.48)
------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period ended October 31, 2004 (f)    $12.28          --          0.68          0.68        (0.01)           --         (0.01)
Year ended October 31, 2005           12.95       (0.02)         1.80          1.78           --         (0.13)        (0.13)
Year ended October 31, 2006           14.60       (0.00)>*       2.84          2.84        (0.07)        (1.29)        (1.36)
------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period ended October 31, 2004 (f)    $12.35        0.01          0.67          0.68        (0.02)           --         (0.02)
Year ended October 31, 2005           13.01       (0.02)         1.82          1.80        (0.01)        (0.13)        (0.14)
Year ended October 31, 2006           14.67        0.00 >*       2.85          2.85        (0.05)        (1.29)        (1.34)
------------------------------------------------------------------------------------------------------------------------------
CLASS I SHARES
Period ended October 31, 2004 (f)    $12.67        0.07          0.70          0.77        (0.06)           --         (0.06)
Year ended October 31, 2005           13.38        0.13          1.86          1.99        (0.11)        (0.13)        (0.24)
Year ended October 31, 2006           15.13        0.15 *        2.94          3.09        (0.23)        (1.29)        (1.52)
------------------------------------------------------------------------------------------------------------------------------

                                                                                  RATIOS/SUPPLEMENTARY DATA
                                                              ----------------------------------------------------------------
                                                                                       RATIO OF
                                                                                          NET
                                                                NET                   INVESTMENT
                                          NET                  ASSETS                   INCOME
                                         ASSET                 AT END     RATIO OF     (LOSS) TO     RATIO OF
                                        VALUE,                   OF     EXPENSES TO     AVERAGE     EXPENSES TO
                                        END OF     TOTAL       PERIOD   AVERAGE NET       NET       AVERAGE NET     PORTFOLIO
                                        PERIOD   RETURN(b)    (000'S)    ASSETS(c)     ASSETS(c)    ASSETS(c)(d)   TURNOVER(e)
------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Period ended October 31, 2004 (f)       $13.38      7.79%     $20,933      1.20%         0.81%          1.25%         10.33%
Year ended October 31, 2005              15.13     14.69%(g)   23,315      1.15%(g)      0.64%(g)       1.30%(g)      16.45%
Year ended October 31, 2006              16.72     21.70%      24,688      1.20%         0.74%          1.43%         20.63%
------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period ended October 31, 2004 (f)       $12.95      9.06%     $ 1,938      1.95%         0.05%          2.00%         10.33%
Year ended October 31, 2005              14.60     13.78%(g)    1,767      1.90%(g)     (0.10)%(g)      2.04%(g)      16.45%
Year ended October 31, 2006              16.08     20.78%       1,939      1.95%        (0.01)%         2.18%         20.63%
------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period ended October 31, 2004 (f)       $13.01      8.47%     $   399      1.95%         0.04%          2.00%         10.33%
Year ended October 31, 2005              14.67     13.86%(g)      388      1.90%(g)     (0.12)%(g)      2.05%(g)      16.45%
Year ended October 31, 2006              16.18     20.72%         157      1.95%         0.01%          2.17%         20.63%
------------------------------------------------------------------------------------------------------------------------------
CLASS I SHARES
Period ended October 31, 2004 (f)       $13.38      6.05%     $25,600      0.95%         1.05%          1.00%         10.33%
Year ended October 31, 2005              15.13     14.96%(g)   15,044      0.90%(g)      0.91%(g)       1.02%(g)      16.45%
Year ended October 31, 2006              16.70     21.90%      18,036      0.95%         0.99%          1.18%         20.63%
------------------------------------------------------------------------------------------------------------------------------

*     Calculated based on average shares outstanding.

>     Less than $0.005 per share.

(a) The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the HSBC Investor Value Portfolio.

(b) Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.

(c)   Annualized for periods less than one year.

(d) During the period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

(e) Portfolio turnover is calculated on the basis of the respective Portfolio in which the Fund invests all its investable assets.

(f) Class A Shares, Class B Shares, Class C Shares and Class I Shares commenced operations on May 7, 2004.

(g) During the year ended October 31, 2005, HSBC reimbursed certain amounts to the respective Portfolio in which the Fund invests related to violation of certain investment policies and limitations. The corresponding impact to the net expense ratio, net income ratio, gross expense ratio and total return were 0.05%, 0.05%, 0.05% and 0.05% for Class A Shares, Class B Shares, Class C Shares and Class I Shares, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

63    HSBC INVESTOR FAMILY OF FUNDS

--------------------------------------------------------------------------------
                                                   HSBC INVESTOR FAMILY OF FUNDS
--------------------------------------------------------------------------------

                                 NOTES TO FINANCIAL STATEMENTS--OCTOBER 31, 2006

1.    ORGANIZATION:

            The HSBC Investor Funds (the "Trust"), a Massachusetts business trust organized on April 22, 1987, and the HSBC Advisor Funds Trust (the "Advisor Trust"), a Massachusetts business trust organized on April 5, 1996, are registered under the Investment Company Act of 1940, as amended (the "Act"), as open-end management investment companies. As of October 31, 2006, the Trust is comprised of 24 separate funds and the Advisor Trust is comprised of 3 separate funds, each a diversified series of the HSBC Investor Family of Funds. The accompanying financial statements are presented for the following 13 funds (individually a "Fund", collectively the "Funds") of the Trust and Advisor Trust (collectively the "Trusts"):

FUND                                             SHORT NAME             TRUST
----                                             ----------             -----
HSBC Investor Core Plus Fixed Income Fund        Core Plus Fixed
   (Advisor) (formerly the HSBC Investor Fixed   Income Fund
   Income Fund)                                  (Advisor)              Advisor Trust
HSBC Investor Core Plus Fixed Income Fund        Core Plus Fixed
   (formerly the HSBC Investor Bond Fund)        Income Fund            Trust
HSBC Investor High Yield Fixed Income Fund       High Yield Fixed
                                                 Income Fund            Trust
HSBC Investor Intermediate Duration Fixed        Intermediate
   Income Fund (formerly the HSBC Investor       Duration Fixed
   Limited Maturity Fund)                        Income Fund            Trust
HSBC Investor New York Tax-Free Bond Fund        New York Tax-Free
                                                 Bond Fund              Trust
HSBC Investor Growth Fund                        Growth Fund            Trust
HSBC Investor Growth and Income Fund             Growth and Income
                                                 Fund                   Trust
HSBC Investor International Equity Fund          International Equity
                                                 Fund                   Advisor Trust
HSBC Investor Mid-Cap Fund                       Mid-Cap Fund           Trust
HSBC Investor Opportunity Fund                   Opportunity Fund       Trust
HSBC Investor Overseas Equity Fund               Overseas Equity
                                                 Fund                   Trust
HSBC Investor Small Cap Equity Fund              Small Cap Equity
                                                 Fund                   Advisor Trust
HSBC Investor Value Fund                         Value Fund             Trust

            Financial statements for all other funds of the HSBC Investor Family of Funds are published separately. The Core Plus Fixed Income Fund (Advisor), Core Plus Fixed Income Fund, High Yield Fixed Income Fund, Intermediate Duration Fixed Income Fund, Growth Fund, International Equity Fund, Opportunity Fund, Overseas Equity Fund, Small Cap Equity Fund, and the Value Fund (individually a "Feeder Fund", collectively the "Feeder Funds") utilize the master feeder fund structure and seek to achieve their investment objectives by investing all of their investable assets in their respective Portfolios (as defined below).

                                             HSBC INVESTOR FAMILY OF FUNDS    64

--------------------------------------------------------------------------------
HSBC INVESTOR FAMILY OF FUNDS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS--OCTOBER 31, 2006 (CONTINUED)

                                                                             PROPORTIONATE
                                                                              INTEREST ON
FUND                        RESPECTIVE PORTFOLIO                           OCTOBER 31, 2006
----                        --------------------                           ----------------
Core Plus Fixed Income      HSBC Investor Core Plus Fixed Income
   Fund (Advisor)           Portfolio                                           72.9%
Core Plus Fixed Income      HSBC Investor Core Plus Fixed Income
   Fund                     Portfolio                                           15.1%
High Yield Fixed Income     HSBC Investor High Yield Fixed Income
   Fund                     Portfolio                                           76.1%
Intermediate Duration       HSBC Investor Intermediate Duration Fixed
   Fixed Income Fund        Income Portfolio                                    93.5%
Growth Fund                 HSBC Investor Growth Portfolio                      64.9%
International Equity Fund   HSBC Investor International Equity Portfolio        84.9%
Opportunity Fund            HSBC Investor Small Cap Equity Portfolio            12.3%
Overseas Equity Fund        HSBC Investor International Equity Portfolio         7.9%
Small Cap Equity Fund       HSBC Investor Small Cap Equity Portfolio            79.6%
Value Fund                  HSBC Investor Value Portfolio                       66.6%

            Financial statements for all other funds of the HSBC Investor Family of Funds are published separately. The HSBC Investor Core Plus Fixed Income Portfolio (formerly the HSBC Investor Fixed Income Portfolio), HSBC Investor High Yield Fixed Income Portfolio, HSBC Investor Intermediate Duration Fixed Income Portfolio (formerly the HSBC Investor Limited Maturity Portfolio), HSBC Investor Growth Portfolio, HSBC Investor International Equity Portfolio, HSBC Investor Small Cap Equity Portfolio and the HSBC Investor Value Portfolio (individually a "Portfolio", collectively the "Portfolios") are diversified series of the HSBC Investor Portfolios (the "Portfolio Trust"). The Portfolios operate as master funds in master-feeder arrangements.

            The financial statements of the Portfolios, including the Schedules of Portfolio Investments, are included elsewhere in this report. The financial statements of the Portfolios should be read in conjunction with the financial statements of the Feeder Funds.

            The Funds are authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.001 per share. The High Yield Fixed Income Fund, Intermediate Duration Fixed Income Fund, New York Tax-Free Bond Fund, Growth Fund, Growth and Income Fund, and the Value Fund each offers four classes of shares: Class A Shares, Class B Shares, Class C Shares and Class I Shares. The Mid-Cap Fund offers four classes of shares: Class A Shares, Class B Shares, Class C Shares, and Trust Shares. The Core Plus Fixed Income Fund (Advisor), International Equity Fund, and the Small Cap Equity Fund each offers one class of shares: Advisor Shares. The Core Plus Fixed Income Fund, Opportunity Fund, and the Overseas Equity Fund each offers three classes of shares: Class A Shares, Class B Shares and Class C Shares. Class A Shares of the Growth Fund, Growth and Income Fund, Mid-Cap Fund, Opportunity Fund, Overseas Fund and Value Fund have a maximum sales charge of 5.00% as a percentage of the original purchase price while Class A Shares of the Core Plus Fixed Income Fund, High Yield Fixed Income Fund, Intermediate Duration Fixed Income Fund, and New York Tax-Free Bond Fund have a maximum sales charge of 4.75% as a percentage of the original purchase price. The Class B Shares of the Funds are offered without any front-end sales charge but will be subject to a contingent deferred sales charge ("CDSC") ranging from a maximum of 4.00% if redeemed less than one year after purchase to 0.00% if redeemed more than four years after purchase. Class C Shares of the Funds are offered without any front-end sales charge but will be subject to a maximum CDSC of 1.00% if redeemed less than one year after purchase. No sales charges are assessed with respect to Advisor, Trust, Class I or Class Y Shares of the Funds. Each class of shares in the Funds has identical rights and privileges except with respect to arrangements pertaining to shareholder servicing or distribution, class-related expenses, voting rights on matters affecting a single class of shares, and the exchange privilege of each class of shares.

            Under the Trusts' organizational documents, the Funds' officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with service providers, which also provide for indemnifications by the Funds. The Funds' maximum exposure under these arrangements is unknown, as this would involve any future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.

65    HSBC INVESTOR FAMILY OF FUNDS

--------------------------------------------------------------------------------
                                                   HSBC INVESTOR FAMILY OF FUNDS
--------------------------------------------------------------------------------

                     NOTES TO FINANCIAL STATEMENTS--OCTOBER 31, 2006 (CONTINUED)

2.    SIGNIFICANT ACCOUNTING POLICIES:

            The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

      SECURITIES VALUATION:

      A. NEW YORK TAX-FREE BOND FUND, GROWTH AND INCOME FUND, AND MID-CAP FUND

            Bonds and other fixed income securities (other than short-term obligations but including listed issues) are valued on the basis of valuations furnished by a pricing service, the use of which has been approved by the Funds' Board of Trustees. In making such valuations, the pricing service utilizes both dealer-supplied valuations and the use of matrix techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics other than market data and without exclusive reliance upon quoted prices or exchanges or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. All debt portfolio securities with a remaining maturity of 60 days or less are valued at amortized cost. Under the amortized cost method, premium or discount, if any, is amortized or accreted, respectively, on a constant (straight-line) basis to the maturity of the security.

            The value of each equity security is based either on the last sale price on a national securities exchange, or in the absence of recorded sales, at the closing bid prices on such exchanges, or at the quoted bid price in the over-the-counter market. Securities or other assets for which market quotations are not readily available, or are deemed unreliable due to a significant event or otherwise, are valued by or at the direction of the Funds' Board of Trustees. In addition, specific securities may need to be valued by or at the direction of the Funds' Board of Trustees due to potentially significant events. Examples of potentially significant events that could affect the value of an individual security include corporate actions by the issuer, announcements by the issuer relating to its earnings or products, regulatory news, natural disasters and litigation. Examples of potentially significant events that could affect multiple securities held by a Fund include governmental actions, natural disasters and armed conflicts.

      B. FEEDER FUNDS

            The Feeder Funds record their investments in their respective Portfolios at fair value. Securities of the Portfolios are recorded at fair value as more fully discussed in the notes to those financial statements.

      SECURITIES TRANSACTIONS AND RELATED INCOME:

      A. NEW YORK TAX-FREE BOND FUND, GROWTH AND INCOME FUND, AND MID-CAP FUND

            During the fiscal year, security transactions are accounted for no later than one business day following trade date. For financial reporting purposes, however, changes in holdings are accounted for on trade date on the last business day of the reporting period. Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

      B. FEEDER FUNDS

            The Feeder Funds record daily their pro-rata income, expenses, changes in unrealized appreciation and depreciation and realized gains and losses derived from their respective Portfolios. In addition, the Feeder Funds accrue their own expenses daily as incurred.

                                             HSBC INVESTOR FAMILY OF FUNDS    66

--------------------------------------------------------------------------------
HSBC INVESTOR FAMILY OF FUNDS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS--OCTOBER 31, 2006 (CONTINUED)

      FUTURES CONTRACTS:

            The New York Tax-Free Bond Fund, Growth and Income Fund and Mid-Cap Fund may invest in futures contracts for the purpose of hedging existing portfolio securities or securities it intends to purchase against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a futures contract, a Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as "variation margin," are made each day, depending on the daily fluctuations in the fair value of the underlying security. A gain or loss equal to the daily variation margin is recognized on a daily basis.

            Should market conditions move unexpectedly, a Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

      OPTIONS:

            The Growth and Income Fund and the Mid-Cap Fund may write covered call options against some of the securities in their portfolios provided the securities are listed on a national securities exchange. A call option is "covered" if the Fund owns the underlying securities covered by the call. The premium received is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain or loss. If the call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining a realized gain or loss. For the year ended October 31, 2006, the funds did not write any covered call options.

      SECURITIES LOANS:

            To generate additional income, the Funds may lend portfolio securities, in amounts up to 33 1/3% of their respective assets pursuant to agreements requiring that the loan be collateralized by cash, U.S. Government or U.S. Government agency securities, equal at all times to at least 100% of the fair value of the loaned securities. HSBC Bank USA ("HSBC Bank"), an affiliate of the Investment Adviser (defined below), acted as the securities lending agent for this activity through March 30, 2006. The Funds receive payments from borrowers equivalent to the dividends and interest that would have been earned on securities loaned while simultaneously seeking to earn income on the investment of collateral. Collateral is marked to market daily and adjusted, if needed, to provide the required level of collateral. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by HSBC Bank to be of good standing and creditworthy under guidelines approved by the Board of Trustees and when, in the judgement of HSBC Bank, the amounts that can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Funds or the borrower at any time and are, therefore, not considered to be illiquid investments. As of October 31, 2006, the Funds had no securities on loan.

      LINE OF CREDIT:

            The New York Tax-Free Bond Fund, Growth and Income Fund and Mid-Cap Fund participate in a short-term, demand note agreement with HSBC Bank USA, an affiliate of the Investment Adviser (defined below). Under the agreement, these Funds may borrow up to $50 million. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities.

            During the year ended October 31, 2006, the details of the borrowing were as follows (based on the actual number of days in which the respective Fund borrowed monies):

67    HSBC INVESTOR FAMILY OF FUNDS

--------------------------------------------------------------------------------
                                                   HSBC INVESTOR FAMILY OF FUNDS
--------------------------------------------------------------------------------

                     NOTES TO FINANCIAL STATEMENTS--OCTOBER 31, 2006 (CONTINUED)

                                                             AVERAGE    AVERAGE
                                                              AMOUNT    INTEREST
                               FUND                        OUTSTANDING    RATE
                               ----                        -----------  --------
            Growth and Income Fund .....................   $   675,204   4.65%
            Mid-Cap Fund ...............................     1,546,571   5.13%

      ALLOCATIONS:

            Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among various or all Funds within the HSBC Investor Family of Funds in relation to the net assets of each Fund or on another reasonable basis. Expenses specific to a class are charged to that class. In addition, income, expenses (other than class specific expenses), and unrealized/realized gains and losses are allocated to each class based on relative net assets on a daily basis.

      DIVIDENDS TO SHAREHOLDERS:

            The Core Plus Fixed Income Fund (Advisor), Core Plus Fixed Income Fund, High Yield Fixed Income, Intermediate Duration Fixed Income Fund, and the New York Tax-Free Bond Fund declare all net investment income daily as dividends to their shareholders and distribute such dividends monthly. Dividends from net investment income, if any, are declared and distributed semi-annually in the case of the Growth Fund, Growth and Income Fund, Opportunity Fund, Small Cap Equity Fund, and the Value Fund, and annually in the case of the International Equity Fund, Mid-Cap Fund, and Overseas Fund.

            The Funds' net realized gains, if any, are distributed to shareholders at least annually. Additional distributions are also made to the Funds' shareholders to the extent necessary to avoid the federal excise tax on certain undistributed income and net capital gains of regulated investment companies.

            The amount and character of net investment income and net realized gains distributions are determined in accordance with federal income tax regulations which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., reclassification of market discounts, certain gain/loss, paydowns, and certain distributions), such amounts are reclassified within the components of net assets; temporary differences (e.g., wash losses and post-october loss deferrals) do not require reclassification. The Funds may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as a part of the dividends paid deduction for income tax purposes.

      REDEMPTION FEE:

            A redemption fee of 2.00% is charged and recorded as paid-in-capital for any shares redeemed or exchanged after holding them for less than 30 days. This fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. For the year ended October 31, 2006, the following Funds collected redemption fees as follows:

                                             HSBC INVESTOR FAMILY OF FUNDS    68

--------------------------------------------------------------------------------
HSBC INVESTOR FAMILY OF FUNDS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS--OCTOBER 31, 2006 (CONTINUED)

                                   FUND                           FEES COLLECTED
                                   ----                          ---------------
            Core Plus Fixed Income Fund (Advisor) ............       $  164
            Core Plus Fixed Income Fund ......................       $  684
            High Yield Fixed Income Fund .....................       $1,869
            Intermediate Duration Fixed Income Fund ..........       $    7
            New York Tax-Free Bond Fund ......................       $  493
            Growth Fund ......................................       $  896
            Growth and Income Fund ...........................       $    2
            International Equity Fund ........................       $  808
            Mid-Cap Fund .....................................       $   10
            Opportunity Fund .................................       $  540
            Overseas Equity Fund .............................       $  548
            Small Cap Equity Fund ............................       $  469
            Value Fund .......................................       $  613

      FEDERAL INCOME TAXES:

            Each Fund is a separate taxable entity for federal income tax purposes. Each Fund has qualified and intends to continue to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended and to distribute substantially all of their taxable net investment income and net realized gains, if any, to their shareholders. Accordingly, no provision for federal income or excise tax is required.

      NEW ACCOUNTING PRONOUNCEMENTS:

            In September 2006 the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current GAAP from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of October 31, 2006, the Funds do not believe the adoption of SFAS No. 157 will impact the financial statement amounts, however, additional disclosures will be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

            On July 13, 2006, the FASB released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds' tax return to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more likely-than-not threshold would be recorded as a tax benefit or expense in the year of determination. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Management is in the process of completing their analysis on whether the adoption of FIN 48 will have an impact to the financial statements upon adoption.

3.    RELATED PARTY TRANSACTIONS:

      INVESTMENT MANAGEMENT:

            HSBC Investments (USA) Inc. ("HSBC" or the "Investment Adviser"), a wholly owned subsidiary of HSBC Bank USA, a New York State chartered bank, acts as Investment Adviser to the New York Tax-Free Bond Fund, Growth and Income Fund, and the Mid-Cap Fund. As Investment Adviser, HSBC manages the investments of the Funds and continuously reviews, supervises and administers the Funds' investments. Sub-Investment Adviser services

69    HSBC INVESTOR FAMILY OF FUNDS

--------------------------------------------------------------------------------
                                                   HSBC INVESTOR FAMILY OF FUNDS
--------------------------------------------------------------------------------

                     NOTES TO FINANCIAL STATEMENTS--OCTOBER 31, 2006 (CONTINUED)

      are provided by Transamerica Investment Management, LLC ("Transamerica") and Munder Capital Management ("Munder") for the Growth and Income Fund and Mid-Cap Fund, respectively.

            For its services as Investment Adviser, HSBC is entitled to receive a fee, accrued daily and paid monthly, at an annual rate of 0.25% of the average daily net assets of the New York Tax-Free Bond Fund.

            For its services as Investment Adviser and Sub-Investment Adviser, respectively, HSBC and Transamerica receive, in the aggregate, a fee accrued daily and paid monthly at an annual rate of 0.60% of the Growth and Income Fund's average daily net assets.

            For its services as Investment Adviser and Sub-Investment Adviser, respectively, HSBC and Munder receive, in the aggregate, a fee accrued daily and paid monthly at an annual rate of 0.75% of the Mid-Cap Fund's average daily net assets.

            Feeder Funds are not directly charged any investment management fees.

      ADMINISTRATION:

            HSBC serves the Funds as Administrator. Under the terms of the administration agreement, HSBC receives from the Funds a fee, accrued daily and paid monthly, at an annual rate of:

                  BASED ON AVERAGE DAILY NET ASSETS                                FEE RATE
                  ---------------------------------                                --------
Up to $8 billion ..............................................................       0.075%
In excess of $8 billion but not exceeding $9.25 billion .......................       0.070%
In excess of $9.25 billion but not exceeding $12 billion ......................       0.050%
In excess of $12 billion ......................................................       0.030%

            The fee breakpoints are determined on the basis of the aggregate average daily net assets of the HSBC Investor Family of Funds. The fee is allocated to each series of the HSBC Investor Family of Funds based upon its pro-rata share of net assets for each class. For assets invested in the underlying Portfolios by the Feeder Funds, the Portfolios pay half of the administration fee and the Feeder Funds pay half, for a combination of the total fee rate above.

            The administration fees accrued for each class by fund, of which 50% of such fees are deemed to be class specific since June 1, 2006 (100% was deemed class specific prior to that date), are as follows:

                                                                         INTERMEDIATE
                                 CORE PLUS                                 DURATION
                                FIXED INCOME    CORE PLUS   HIGH YIELD       FIXED     NEW YORK
                                   FUND       FIXED INCOME     FIXED        INCOME     TAX-FREE    GROWTH  GROWTH AND
                                 (ADVISOR)        FUND      INCOME FUND      FUND      BOND FUND    FUND   INCOME FUND
                               -------------  ------------  -----------  ------------  ---------  -------  -----------
Class A ....................   $          --  $      4,836  $     1,570  $        377  $  24,934  $ 8,335  $     1,021
Class B ....................              --         1,961          476         1,605     11,331      527        3,371
Class C ....................              --            94           49           191      1,098      124           44
Advisor ....................          30,499            --           --            --         --       --           --
Class I ....................              --            --          876         5,957     11,784    5,486       31,026
                               -------------  ------------  -----------  ------------  ---------  -------  -----------
   Total ...................   $      30,499  $      6,891  $     2,971  $      8,130  $  49,147  $14,472  $    35,462
                               =============  ============  ===========  ============  =========  =======  ===========

                                                INTERNATIONAL  MID-CAP  OPPORTUNITY    OVERSEAS    SMALL CAP    VALUE
                                                 EQUITY FUND     FUND       FUND     EQUITY FUND  EQUITY FUND   FUND
                                                -------------  -------  -----------  -----------  -----------  -------
Class A .....................................   $          --  $ 1,864  $     9,051  $     8,175  $        --  $ 8,957
Class B .....................................              --    5,772        1,814        1,096           --      696
Class C .....................................              --       88          123           70           --      109
Advisor .....................................          89,784       --           --           --       70,230       --
Class I .....................................              --       --           --           --           --    6,062
Trust .......................................              --   13,609           --           --           --       --
                                                -------------  -------  -----------  -----------  -----------  -------
   Total ....................................   $      89,784  $21,333  $    10,988  $     9,341  $    70,230  $15,824
                                                =============  =======  ===========  ===========  ===========  =======

            Pursuant to a Sub-Administration Agreement with HSBC, BISYS Fund Services Ohio, Inc. ("BISYS Ohio"), a wholly-owned subsidiary of The BISYS Group, Inc, serves as sub-administrator to each Fund subject to the general

                                             HSBC INVESTOR FAMILY OF FUNDS    70

--------------------------------------------------------------------------------
HSBC INVESTOR FAMILY OF FUNDS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS--OCTOBER 31, 2006 (CONTINUED)

      supervision of the Funds' Board of Trustees and HSBC. For these services, BISYS Ohio is entitled to a fee, payable by HSBC, at an annual rate equivalent to the fee rates set forth above, minus 0.02% (2 basis points) which is retained by HSBC.

            Under a Compliance Services Agreement between the Funds' and BISYS Ohio (the "CCO Agreement"), BISYS Ohio makes an employee available to serve as the Funds' Chief Compliance Officer (the "CCO"). Under the CCO Agreement, BISYS Ohio also provides infrastructure and support in implementing the written policies and procedures comprising the Funds' compliance program, including support services to the CCO. For the services provided under the CCO Agreement, the HSBC Investor Family of Funds paid BISYS Ohio $240,000 for the year ended October 31, 2006, plus reimbursement of certain expenses. Expenses incurred by each Fund are reflected on the Statements of Operations as "Compliance service". BISYS Ohio pays the salary and other compensation earned by any such individuals as employees of BISYS Ohio.

      DISTRIBUTION PLAN:

            BISYS Fund Services Limited Partnership ("BISYS"), a wholly-owned subsidiary of BISYS Fund Services, Inc., serves the Funds as Distributor (the "Distributor"). The Trusts have adopted a non-compensatory Distribution Plan and Agreement (the "Plan") pursuant to Rule 12b-1 of the Act. The Plan provides for reimbursement of expenses incurred by the Distributor related to distribution and marketing, at a rate not to exceed 0.25%, 1.00% and 1.00% of the average daily net assets of Class A Shares (currently not being charged), Class B Shares (currently charging 0.75%) and Class C Shares (currently charging 0.75%) of the Funds, respectively. BISYS, as Distributor, also received $1,248,150, $797,394 and $18,602 in commissions from sales of HSBC Investor Family of Funds, for Class A Shares, Class B Shares and Class C Shares, respectively of which $1,247,785, $797,194 and $18,602, was reallowed to HSBC affiliated brokers and dealers, for Class A Shares, Class B Shares and Class C Shares, respectively.

      SHAREHOLDER SERVICING:

            The Trusts have adopted an Administrative Services Plan which provides for payments to shareholder servicing agents (which currently consists of HSBC and its affiliates) for providing various shareholder services. For performing these services, the shareholder servicing agents receive a fee up to 0.25%, 0.25%, and 0.25% that is computed daily and paid monthly equal to a percentage of average daily net assets of Class A Shares, Class B Shares and Class C Shares of the Funds, respectively. The aggregate fees paid to the Distributor pursuant to the Distribution Plan and to shareholder servicing agents pursuant to the Administrative Services Plan currently are not intended to exceed 0.25% of the average daily net assets of Class A Shares, and 1.00% of the average daily net assets of Class B Shares and Class C Shares.

      FUND ACCOUNTING, TRANSFER AGENCY, CUSTODIAN AND TRUSTEE:

            BISYS Ohio provides fund accounting and transfer agency services for each Fund. In addition, HSBC serves as custodian for the New York Tax-Free Bond Fund, Mid-Cap Fund and Growth and Income Fund. As transfer agent for the Funds, BISYS receives a fee based on the number of Funds and shareholder accounts, subject to certain minimums and reimbursement of certain expenses. As fund accountant for the Funds, BISYS receives an annual fee per Fund and share class, subject to certain minimums and reimbursement of certain expenses. As custodian for the Funds, HSBC Bank receives a fee based on average daily net assets, number of transactions and reimbursement of certain expenses. Compensation to HSBC for services to the Funds as custodian is presented in the Statement of Operations as custodian fees.

            Effective May 18, 2006 each of the six non-interested Trustees are compensated with a $35,000 annual Board retainer, as well as a $3,000 annual retainer for each Committee of the Board. Each non-interested Trustee also receives a $5,000 and $3,000 meeting fee for each regular in-person Board meeting and Committee meeting, respectively. Furthermore, each non-interested Trustee receives compensation for attending special meetings and/or functioning as a Committee Chairperson or Lead Trustee. In addition, the non-interested Trustees are reimbursed for certain expenses incurred in connection with their Board membership.

71    HSBC INVESTOR FAMILY OF FUNDS

--------------------------------------------------------------------------------
                                                   HSBC INVESTOR FAMILY OF FUNDS
--------------------------------------------------------------------------------

                     NOTES TO FINANCIAL STATEMENTS--OCTOBER 31, 2006 (CONTINUED)

            Prior to May 18, 2006 each of the six non-interested Trustees were compensated with a $24,000 annual Board retainer, as well as a $1,000 annual retainer for each Committee of the Board. Each non-interested Trustee also received a $4,000 and $2,000 meeting fee for each regular in-person Board meeting and Committee meeting, respectively.

      FEE REDUCTIONS:

            The Investment Adviser has agreed to contractually waive 0.05% of its management fee, computed daily and paid monthly, and based on the average daily net assets of the Growth and Income Fund and the Mid-Cap Fund.

            The Investment Adviser has also agreed to contractually limit, through March 1, 2007, the total expenses, exclusive of interest, taxes, brokerage commissions and extraordinary expenses, of certain Funds. Each affected Fund Class has its own expense limitations based on the average daily net assets for any full fiscal year as follows:

                                                                            CONTRACTUAL
                                                              PRE 2/28/06     CURRENT
                                                                EXPENSE       EXPENSE
                        FUND                         CLASS    LIMITATION    LIMITATION
                        ----                        -------   -----------   -----------
Core Plus Fixed Income Fund .....................      A         1.10%         0.70%
Core Plus Fixed Income Fund .....................      B         1.85%         1.45%
Core Plus Fixed Income Fund .....................      C         1.85%         1.45%
Core Plus Fixed Income Fund (Advisor) ...........   Advisor       N/A          0.45%
High Yield Fixed Income Fund ....................      A         0.80%         0.80%
High Yield Fixed Income Fund ....................      B         1.55%         1.55%
High Yield Fixed Income Fund ....................      C         1.55%         1.55%
High Yield Fixed Income Fund ....................      I         0.55%         0.55%
Intermediate Duration Fixed Income Fund .........      A          N/A          0.65%
Intermediate Duration Fixed Income Fund .........      B          N/A          1.40%
Intermediate Duration Fixed Income Fund .........      C          N/A          1.40%
Intermediate Duration Fixed Income Fund .........      I          N/A          0.40%
Growth Fund .....................................      A         1.20%         1.20%
Growth Fund .....................................      B         1.95%         1.95%
Growth Fund .....................................      C         1.95%         1.95%
Growth Fund .....................................      I         0.95%         0.95%
Growth and Income Fund ..........................      A          N/A          1.20%
Growth and Income Fund ..........................      B          N/A          1.95%
Growth and Income Fund ..........................      C          N/A          1.95%
Growth and Income Fund ..........................      I          N/A          0.95%
Mid-Cap Fund ....................................      A          N/A          1.35%
Mid-Cap Fund ....................................      B          N/A          2.10%
Mid-Cap Fund ....................................      C          N/A          2.10%
Mid-Cap Fund ....................................    Trust        N/A          1.10%
Opportunity Fund ................................      A         1.65%         1.65%
Opportunity Fund ................................      B         2.40%         2.40%
Opportunity Fund ................................      C         2.40%         2.40%
Overseas Equity Fund ............................      A         1.85%         1.85%
Overseas Equity Fund ............................      B         2.60%         2.60%
Overseas Equity Fund ............................      C         2.60%         2.60%
Value Fund ......................................      A         1.20%         1.20%
Value Fund ......................................      B         1.95%         1.95%
Value Fund ......................................      C         1.95%         1.95%
Value Fund ......................................      I         0.95%         0.95%

            The Administrator and BISYS Ohio may voluntarily waive/reimburse fees to help support the expense limits of the Funds. In addition, the Investment Adviser may waive/reimburse additional fees at their discretion. Amounts waived/reimbursed by the Investment Adviser, Administrator and BISYS Ohio are reported separately on the

                                             HSBC INVESTOR FAMILY OF FUNDS    72

--------------------------------------------------------------------------------
HSBC INVESTOR FAMILY OF FUNDS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS--OCTOBER 31, 2006 (CONTINUED)

      Statements of Operations. All contractual and any voluntary fee waivers/reimbursements are not subject to recoupment in subsequent fiscal periods. Voluntary waivers/reimbursements may be stopped at any time.

      OTHER:

            For its services as securities lending agent, HSBC Bank (see note 2--Security Loans), received a fee equal to 0.06% of the average dollar value of the loans outstanding from the Funds. Income from securities lending, net of related expenses, is recorded as earned by the Funds. The fees collected by HSBC Bank for the year ended October 31, 2006 were:

                               FUND                       FEE
                               ----                      -----
            Growth and Income Fund ...................   $  94
            Mid-Cap Fund .............................     398

            The HSBC Investor Family of Funds may use affiliated broker/dealers for the execution of portfolio investment trades. For the year ended October 31, 2006, affiliated broker/dealers received $31 in commissions on the execution of trades related to the HSBC Investor Family of Funds.

4.    INVESTMENT TRANSACTIONS:

            Purchases of and proceeds from sales, excluding short-term securities, for the Funds for the year ended October 31, 2006 totaled:

                   FUND                        PURCHASES        SALES
                   ----                      -------------   ------------
New York Tax-Free Bond Fund ..............   $   7,974,526   $ 12,440,659
Growth and Income Fund ...................      16,447,903     31,209,681
Mid-Cap Fund .............................      15,042,782     20,323,957

            There were no long-term U.S. Government securities held during the year ended October 31, 2006.

            Contributions and withdrawals of the respective Portfolios for the year ended October 31, 2006 totaled:

                   FUND                      CONTRIBUTIONS    WITHDRAWALS
                   ----                      -------------   ------------
Core Plus Fixed Income Fund (Advisor) ....   $  13,174,524   $ 26,441,644
Core Plus Fixed Income Fund ..............       1,294,485      9,649,269
High Yield Fixed Income Fund .............      10,083,096      1,009,129
Intermediate Duration Fixed Income Fund ..         836,649     14,891,228
Growth Fund ..............................       5,430,793      5,947,158
International Equity Fund ................      49,518,732     24,194,191
Opportunity Fund .........................       3,684,560      6,990,010
Overseas Equity Fund .....................       3,947,831      7,984,486
Small Cap Equity Fund ....................      10,428,101     29,180,838
Value Fund ...............................       4,373,863      8,465,831

5.    CONCENTRATION OF CREDIT RISK:

            The New York Tax-Free Bond Fund invests primarily in debt obligations issued by the State of New York and its respective political subdivisions, agencies and public authorities. The Fund is more susceptible to economic and political factors adversely affecting issuers of New York specific municipal securities than are municipal bond funds that are not concentrated in these issuers to the same extent.

6.    LEGAL AND REGULATORY MATTERS:

            On September 26, 2006 BISYS Fund Services, Inc. ("BISYS"), an affiliate of BISYS Fund Services Ohio, Inc. which provides various services to the Funds as described in footnote 3, reached a settlement with the Securities and Exchange Commission ("SEC") regarding the SEC's investigation related to BISYS' past payment of certain marketing and other expenses with respect to certain of its mutual fund clients. Although BISYS has reached a settlement with the

73    HSBC INVESTOR FAMILY OF FUNDS

--------------------------------------------------------------------------------
                                                   HSBC INVESTOR FAMILY OF FUNDS
--------------------------------------------------------------------------------

                     NOTES TO FINANCIAL STATEMENTS--OCTOBER 31, 2006 (CONTINUED)

      SEC, the Funds' management is not aware that any determination has been made as to how the BISYS settlement monies will be distributed. The SEC's examination of BISYS' mutual fund clients and their advisers, including HSBC, has not been completed. While the Funds' management is currently unable to determine the impact, if any, of such matters on the Funds or the Funds' financial statements, management does not anticipate a material, adverse impact to the Funds or the Funds' financial statements.

7.    FEDERAL INCOME TAX INFORMATION:

            At October 31, 2006, the cost, unrealized appreciation and unrealized depreciation of securities, for federal income tax purposes, were as follows:

                                                       GROSS            GROSS       NET UNREALIZED
                                                   TAX UNREALIZED  TAX UNREALIZED    APPRECIATION
          PORTFOLIO NAME              TAX COST      APPRECIATION    DEPRECIATION    (DEPRECIATION)
          --------------            ------------   --------------   -------------   --------------
New York Tax-Free Bond Fund .....   $ 58,085,438    $  2,508,349     $  (21,520)     $ 2,486,829
Growth and Income Fund ..........     36,955,600      10,158,966       (380,074)       9,778,892
Mid-Cap Fund ....................     21,790,933       5,791,771        (12,416)       5,779,355

            The tax characteristics of dividends paid by the Funds during the fiscal year ended October 31, 2006 were as follows:

                                   DIVIDENDS PAID FROM
                               ---------------------------
                                ORDINARY     NET LONG TERM   TOTAL TAXABLE    TAX  EXEMPT    TOTAL DIVIDENDS
            FUND                 INCOME      CAPITAL GAINS     DIVIDENDS     DISTRIBUTIONS       PAID(1)
            ----               -----------   -------------   -------------   -------------   ---------------
Core Plus Fixed Income
   Fund (Advisor) ..........   $ 5,304,945    $ 2,329,061     $ 7,634,006     $       --       $ 7,634,006
Core Plus Fixed Income
   Fund ....................       922,409             --         922,409             --           922,409
High Yield Fixed Income
   Fund ....................       508,987             --         508,987             --           508,987
Intermediate Duration
   Fixed Income Fund .......       973,678             --         973,678             --           973,678
New York Tax-Free Bond
   Fund ....................         4,399        100,731         105,130      2,003,584         2,108,714
Growth Fund ................            --        604,764         604,764             --           604,764
Growth and Income Fund .....        25,548             --          25,548             --            25,548
International Equity Fund ..     4,030,977      6,656,885      10,687,862             --        10,687,862
Mid-Cap Fund ...............            --      6,447,215       6,447,215             --         6,447,215
Opportunity Fund ...........            --        872,331         872,331             --           872,331
Overseas Equity Fund .......       754,636      1,303,263       2,057,899             --         2,057,899
Small Cap Equity Fund ......            --      5,803,618       5,803,618             --         5,803,618
Value Fund .................       523,785      3,327,270       3,851,055             --         3,851,055

            The tax characteristics of dividends paid by the Funds during the fiscal year ended October 31, 2005 were as follows:

                                             HSBC INVESTOR FAMILY OF FUNDS    74

--------------------------------------------------------------------------------
HSBC INVESTOR FAMILY OF FUNDS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS--OCTOBER 31, 2006 (CONTINUED)

                                   DIVIDENDS PAID FROM
                               ---------------------------
                                ORDINARY     NET LONG TERM   TOTAL TAXABLE    TAX  EXEMPT    TOTAL DIVIDENDS
            FUND                 INCOME      CAPITAL GAINS     DIVIDENDS     DISTRIBUTIONS       PAID(1)
            ----               -----------   -------------   -------------   -------------   ---------------
Core Plus Fixed Income
   Fund (Advisor) ..........   $ 4,616,716     $     --       $ 4,616,716     $        --      $ 4,616,716
Core Plus Fixed Income
   Fund ....................       959,222           --           959,222              --          959,222
Intermediate Duration
   Fixed Income Fund .......     1,354,679      201,978         1,556,657              --        1,556,657
New York Tax-Free Bond
   Fund ....................         3,990      113,912           117,902       2,040,705        2,158,607
Growth Fund ................       133,116       59,000           192,116              --          192,116
Growth and Income Fund .....     2,505,469           --         2,505,469              --        2,505,469
International Equity Fund ..     2,396,450           --         2,396,450              --        2,396,450
Overseas Equity Fund .......     1,082,546      199,434         1,281,980              --        1,281,980
Value Fund .................       542,918      256,645           799,563              --          799,563

            As of October 31, 2006, the components of accumulated earnings/(deficit) on a tax basis for the Funds were as follows:

                                                 UNDISTRIBUTED
                                  UNDISTRIBUTED      LONG                                 ACCUMULATED                     TOTAL
                   UNDISTRIBUTED      TAX            TERM                                 CAPITAL AND    UNREALIZED     ACCUMULATED
                     ORDINARY        EXEMPT         CAPITAL     ACCUMULATED   DIVIDENDS      OTHER      APPRECIATION/    EARNINGS/
      FUND            INCOME         INCOME          GAINS       EARNINGS     PAYABLE(2)     LOSSES    DEPRECIATION(3)   (DEFICIT)
      ----         -------------  -------------  -------------  -----------  -----------  -----------  ---------------  ------------
Core Plus Fixed
   Income Fund
   (Advisor) ....   $  388,161       $    --      $       --    $   388,161  $ (358,525)  $(1,470,345)  $    571,618    $  (869,091)
Core Plus Fixed
   Income Fund ..       73,067            --              --         73,067     (67,947)     (977,088)       115,737       (856,231)
High Yield Fixed
   Income Fund ..       98,326            --              --         98,326     (60,388)           --         69,732        107,670
Intermediate
   Duration Fixed
   Income Fund ..       84,936            --              --         84,936     (77,865)     (723,084)        84,354       (631,659)
New York Tax-Free
   Bond Fund ....       12,628       157,955           9,094        179,677    (163,344)           --      2,486,829      2,503,162
Growth Fund .....           --            --       2,996,693      2,996,693          --            --      3,934,358      6,931,051
Growth and
   Income Fund ..           --            --              --             --          --   (10,042,340)     9,778,892       (263,448)
International
   Equity Fund ..    8,126,375            --      22,931,569     31,057,944          --            --     61,019,398     92,077,342
Mid-Cap Fund ....      647,121            --       1,300,752      1,947,873          --            --      5,779,355      7,727,228
Opportunity
   Fund .........       75,818            --       3,560,218      3,636,036          --            --      4,475,824      8,111,860
Overseas Equity
   Fund .........      667,589            --       2,786,165      3,453,754          --            --      7,018,458     10,472,212
Small Cap
   Equity Fund ..    3,149,480            --      26,789,336     29,938,816          --            --     31,845,588     61,784,404
Value Fund ......      315,357            --       4,064,790      4,380,147          --            --      9,352,763     13,732,910

----------

(1) Total dividends paid may differ from the amount reported in the Statement of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

(2) Dividends payable may differ from the amount reported in the Statements of Assets and Liabilities because dividends reinvested on October 31, 2006 are booked as capital for financial reporting purposes but are reflected as a payable for tax purposes.

(3) The differences between book-basis and tax-basis unrealized appreciation/deprecation are attributable primarily to: tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains/losses on certain derivative instruments, the difference between book and tax amortization methods for premium and market discount, the realization for tax purposes of unrealized gains/losses on investments in passive foreign investment companies, and the return of capital adjustments from real estate investment trusts.

            As of October 31, 2006, the following Funds have net capital loss carryforwards, which are available to offset future realized gains.

75    HSBC INVESTOR FAMILY OF FUNDS

--------------------------------------------------------------------------------
                                                   HSBC INVESTOR FAMILY OF FUNDS
--------------------------------------------------------------------------------

                     NOTES TO FINANCIAL STATEMENTS--OCTOBER 31, 2006 (CONTINUED)

                         FUND                          AMOUNT      EXPIRES
                         ----                        -----------   -------
      Core Plus Fixed Income Fund (Advisor) ......   $ 1,470,345     2014
      Core Plus Fixed Income Fund ................        28,334     2008
                                                         185,518     2010
                                                         182,320     2011
                                                         208,391     2012
                                                         372,525     2014
      Intermediate Duration Fixed Income Fund ....       288,779     2013
                                                         434,305     2014
      Growth and Income Fund .....................       445,319     2010
                                                       9,597,021     2011

                                             HSBC INVESTOR FAMILY OF FUNDS    76

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and
Board of Trustees of
HSBC Investor Funds
HSBC Investor Advisor Funds Trust:

      We have audited the accompanying statements of assets and liabilities of HSBC Investor Core Plus Fixed Income Fund (Advisor), HSBC Investor Core Plus Fixed Income Fund, HSBC Investor High Yield Fixed Income Fund, HSBC Investor Intermediate Duration Fixed Income Fund, HSBC Investor New York Tax-Free Bond Fund, HSBC Investor Growth Fund, HSBC Investor Growth and Income Fund, HSBC Investor International Equity Fund, HSBC Investor Mid-Cap Fund, HSBC Investor Opportunity Fund, HSBC Investor Overseas Equity Fund, HSBC Investor Small Cap Equity Fund and HSBC Investor Value Fund (the Funds), including the schedules of portfolio investments of HSBC Investor New York Tax-Free Bond Fund, HSBC Investor Growth and Income Fund and HSBC Investor Mid-Cap Fund, as of October 31, 2006, and the related statements of operations for the year or period then ended, the statements of changes in net assets for each period in the two-year period then ended and the financial highlights for each period in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2006, by correspondence with the custodians and brokers; or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of October 31, 2006, and the results of their operations for the year or period then ended, the changes in their net assets for each period in the two-year period then ended, and the financial highlights for each period in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Columbus, Ohio
December 22, 2006

77    HSBC INVESTOR FAMILY OF FUNDS

--------------------------------------------------------------------------------
                                                   HSBC INVESTOR FAMILY OF FUNDS
--------------------------------------------------------------------------------

      OTHER FEDERAL INCOME TAX INFORMATION (UNAUDITED):

            For the year ended October 31, 2006, the following percentage of the total ordinary income dividends paid by the Funds qualify for the corporate dividends received deduction available to corporate shareholders.

                                                                 DIVIDENDS
                                                                  RECEIVED
                                 FUND                            DEDUCTION
                                 ----                            ---------
      Value Fund .............................................      100%

            The International Equity Fund and the Overseas Equity Fund intend to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. Foreign source income and foreign tax expense per outstanding share on October 31, 2006 are as follows:

                                                FOREIGN SOURCE  FOREIGN TAX
                                 FUND              INCOME         EXPENSE
                                 ----           --------------  -----------
      International Equity Fund .............       $0.53           $0.04
      Overseas Equity Fund ..................       $0.50            0.04

            The pass-through of the foreign tax credit will only affect those persons who are shareholders on the dividend record date in December 2006. These shareholders will receive more detailed information along with their 2006 Form 1099-DIV.

            For the year ended October 31, 2006, dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2006 Form 1099-DIV.

                                                                 QUALIFIED
                                                                  DIVIDEND
                                 FUND                              INCOME
                                 ----                            ---------
      International Equity Fund .............................        96%
      Overseas Equity Fund ..................................        81%
      Value Fund ............................................       100%

            The New York Tax-Free Bond Fund designated 96.0% of its income dividends as exempt-interest dividends for the year ended October 31, 2006.

            During the year ended October 31, 2006, the following Funds declared tax-exempt income distributions:

                                                                AMOUNT
                                                              ----------
      New York Tax-Free Bond Fund ........................    $2,003,584

      During the year ended October 31, 2006, the following Funds declared net long term capital gain distributions:

                                                                AMOUNT
                                                              ----------
      Core Plus Fixed Income Fund (Advisor) ..............    $2,329,061
      New York Tax-Free Bond Fund ........................       100,731
      Growth Fund ........................................       604,764
      International Equity Fund ..........................     6,656,885
      Mid-Cap Fund .......................................     6,447,215
      Opportunity Fund ...................................       872,331
      Overseas Equity Fund ...............................     1,303,263
      Small Cap Equity Fund ..............................     5,803,618
      Value Fund .........................................     3,327,270

                                             HSBC INVESTOR FAMILY OF FUNDS    78

--------------------------------------------------------------------------------
HSBC INVESTOR FAMILY OF FUNDS
--------------------------------------------------------------------------------

TABLE OF SHAREHOLDER EXPENSES (UNAUDITED)--OCTOBER 31, 2006

            As a shareholder of the HSBC Investor Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and shareholder servicing fees; and other fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the HSBC Investor Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

            These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2006 through October 31, 2006.

      ACTUAL EXPENSES

            The table on the following page provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

                                                                                                     ANNUALIZED
                                                  BEGINNING        ENDING        EXPENSE PAID      EXPENSE RATIO
                                                ACCOUNT VALUE   ACCOUNT VALUE   DURING PERIOD*     DURING PERIOD
                                                    5/1/06        10/31/06      5/1/06-10/31/06   5/1/06-10/31/06
                                                -------------   -------------   ---------------   ---------------
Core Plus Fixed Income
   Fund (Advisor)              Advisor Shares     $1,000.00       $1,046.40         $ 2.32             0.45%
Core Plus Fixed Income Fund    Class A             1,000.00        1,045.80           3.61             0.70%
                               Class B             1,000.00        1,041.90           7.46             1.45%
                               Class C             1,000.00        1,042.90           7.47             1.45%
High Yield Fixed Income Fund   Class A             1,000.00        1,031.20           4.10             0.80%
                               Class I             1,000.00        1,033.50           2.82             0.55%
                               Class B             1,000.00        1,027.30           7.92             1.55%
                               Class C             1,000.00        1,027.20           7.92             1.55%
Intermediate Duration
   Fixed Income Fund           Class A             1,000.00        1,044.60           3.35             0.65%
                               Class I             1,000.00        1,045.80           2.06             0.40%
                               Class B             1,000.00        1,039.50           7.20             1.40%
                               Class C             1,000.00        1,040.60           7.20             1.40%
New York Tax-Free Bond Fund    Class A             1,000.00        1,035.60           4.82             0.94%
                               Class I             1,000.00        1,035.90           3.49             0.68%
                               Class B             1,000.00        1,031.70           8.65             1.69%
                               Class C             1,000.00        1,031.60           8.65             1.69%
Growth Fund                    Class A             1,000.00          989.30           6.02             1.20%
                               Class I             1,000.00          990.70           4.77             0.95%
                               Class B             1,000.00          986.10           9.76             1.95%
                               Class C             1,000.00          985.50           9.76             1.95%
Growth & Income Fund           Class A             1,000.00        1,003.70           6.06             1.20%
                               Class I             1,000.00        1,004.60           4.80             0.95%
                               Class B             1,000.00        1,000.00           9.83             1.95%
                               Class C             1,000.00        1,000.00           9.83             1.95%
International Equity Fund      Advisor Shares      1,000.00        1,036.60           5.03             0.98%
Mid-Cap Fund                   Class A             1,000.00          982.30           6.75             1.35%
                               Trust Shares        1,000.00          983.70           5.50             1.10%
                               Class B             1,000.00          977.80          10.47             2.10%
                               Class C             1,000.00          979.10          10.48             2.10%
Opportunity Fund               Class A             1,000.00          984.20           7.75             1.55%
                               Class B             1,000.00          980.00          11.48             2.30%
                               Class C             1,000.00          980.20          11.48             2.30%
Overseas Fund                  Class A             1,000.00        1,032.30           8.66             1.69%
                               Class B             1,000.00        1,028.60          12.48             2.44%
                               Class C             1,000.00        1,028.60          12.48             2.44%

79    HSBC INVESTOR FAMILY OF FUNDS

--------------------------------------------------------------------------------
                                                   HSBC INVESTOR FAMILY OF FUNDS
--------------------------------------------------------------------------------

         TABLE OF SHAREHOLDER EXPENSES (UNAUDITED)--OCTOBER 31, 2006 (CONTINUED)

                                                                                                    ANNUALIZED
                                                  BEGINNING         ENDING       EXPENSE PAID      EXPENSE RATIO
                                                ACCOUNT VALUE   ACCOUNT VALUE    DURING PERIOD*    DURING PERIOD
                                                   5/1/06          10/31/06     5/1/06-10/31/06   5/1/06-10/31/06
                                                -------------   -------------   ---------------   ---------------
Small Cap Equity Fund          Advisor Shares      1,000.00          986.90           5.16              1.03%
Value Fund                     Class A             1,000.00        1,073.10           6.27              1.20%
                               Class I             1,000.00        1,073.80           4.97              0.95%
                               Class B             1,000.00        1,069.30          10.17              1.95%
                               Class C             1,000.00        1,068.70          10.17              1.95%

----------
* Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

                                             HSBC INVESTOR FAMILY OF FUNDS    80

--------------------------------------------------------------------------------
HSBC INVESTOR FAMILY OF FUNDS
--------------------------------------------------------------------------------

TABLE OF SHAREHOLDER EXPENSES (UNAUDITED)--OCTOBER 31, 2006 (CONTINUED)

      HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

            The table below provides information about hypothetical account values and hypothetical expenses based on each HSBC Investor Funds's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

            Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                                    ANNUALIZED
                                                  BEGINNING        ENDING        EXPENSE PAID     EXPENSE RATIO
                                                ACCOUNT VALUE   ACCOUNT VALUE    DURING PERIOD*   DURING PERIOD
                                                    5/1/06         10/31/06     5/1/06-10/31/06   5/1/06-10/31/06
                                                -------------   -------------   ---------------   ---------------
Core Plus Fixed Income
   Fund (Advisor)              Advisor Shares      $1,000.00      $1,022.94          $ 2.29            0.45%
Core Plus Fixed Income
   Fund                        Class A              1,000.00       1,021.68            3.57            0.70%
                               Class B              1,000.00       1,017.90            7.37            1.45%
                               Class C              1,000.00       1,017.90            7.37            1.45%
High Yield Fixed Income Fund   Class A              1,000.00       1,020.77            4.08            0.80%
                               Class I              1,000.00       1,022.13            2.80            0.55%
                               Class B              1,000.00       1,016.38            7.88            1.55%
                               Class C              1,000.00       1,015.02            7.88            1.55%
Intermediate Duration
   Fixed Income Fund           Class A              1,000.00       1,021.93            3.31            0.65%
                               Class I              1,000.00       1,023.19            2.04            0.40%
                               Class B              1,000.00       1,018.15            7.12            1.40%
                               Class C              1,000.00       1,018.15            7.12            1.40%
New York Tax-Free Bond Fund    Class A              1,000.00       1,020.47            4.79            0.94%
                               Class I              1,000.00       1,021.78            3.47            0.68%
                               Class B              1,000.00       1,016.69            8.59            1.69%
                               Class C              1,000.00       1,016.69            8.59            1.69%
Growth Fund                    Class A              1,000.00       1,019.16            6.11            1.20%
                               Class I              1,000.00       1,020.42            4.84            0.95%
                               Class B              1,000.00       1,015.38            9.91            1.95%
                               Class C              1,000.00       1,015.38            9.91            1.95%
Growth & Income Fund           Class A              1,000.00       1,019.16            6.11            1.20%
                               Class I              1,000.00       1,020.42            4.84            0.95%
                               Class B              1,000.00       1,015.38            9.91            1.95%
                               Class C              1,000.00       1,015.38            9.91            1.95%
International Equity Fund      Advisor Shares       1,000.00       1,020.27            4.99            0.98%
Mid-Cap Fund                   Class A              1,000.00       1,018.40            6.87            1.35%
                               Trust Shares         1,000.00       1,019.66            5.60            1.10%
                               Class B              1,000.00       1,014.62           10.66            2.10%
                               Class C              1,000.00       1,014.62           10.66            2.10%
Opportunity Fund               Class A              1,000.00       1,017.39            7.88            1.55%
                               Class B              1,000.00       1,013.61           11.67            2.30%
                               Class C              1,000.00       1,013.61           11.67            2.30%

81    HSBC INVESTOR FAMILY OF FUNDS

--------------------------------------------------------------------------------
                                                   HSBC INVESTOR FAMILY OF FUNDS
--------------------------------------------------------------------------------

         TABLE OF SHAREHOLDER EXPENSES (UNAUDITED)--OCTOBER 31, 2006 (CONTINUED)

                                                                                                    ANNUALIZED
                                                  BEGINNING        ENDING        EXPENSE PAID      EXPENSE RATIO
                                                ACCOUNT VALUE   ACCOUNT VALUE   DURING PERIOD*     DURING PERIOD
                                                    5/1/06         10/31/06     5/1/06-10/31/06   5/1/06-10/31/06
                                                -------------   -------------   ---------------   ---------------
Overseas Fund                  Class A             1,000.00        1,016.69           8.59             1.69%
                               Class B             1,000.00        1,012.91          12.38             2.44%
                               Class C             1,000.00        1,012.91          12.38             2.44%
Small Cap Equity Fund          Advisor Shares      1,000.00        1,020.01           5.24             1.03%
Value Fund                     Class A             1,000.00        1,019.16           6.11             1.20%
                               Class I             1,000.00        1,020.42           4.84             0.95%
                               Class B             1,000.00        1,015.38           9.91             1.95%
                               Class C             1,000.00        1,015.38           9.91             1.95%

----------
* Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

                                             HSBC INVESTOR FAMILY OF FUNDS    82

--------------------------------------------------------------------------------
HSBC INVESTOR CORE PLUS FIXED INCOME PORTFOLIO
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS--OCTOBER 31, 2006

--------------------------------------------------------------------------------
U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS - 44.7%
--------------------------------------------------------------------------------

                                                       SHARES OR
                                                       PRINCIPAL
                                                        AMOUNT($)     VALUE($)
                                                       ----------   -----------
FEDERAL HOME LOAN MORTGAGE CORP. - 4.3%
Pool #1B2655, 4.14%, 12/1/34 (a) ...................    1,559,661     1,545,870
Pool #1J1313, 6.58%, 6/1/36 ........................    2,055,189     2,085,555
Pool #C00368, 8.50%, 10/1/24 .......................       33,810        36,238
Pool #C00922, 8.00%, 2/1/30 ........................      218,412       229,944
Pool #C54447, 7.00%, 7/1/31 ........................       39,406        40,662
Pool #C60712, 6.50%, 11/1/31 .......................      625,614       641,534
Pool #C80387, 6.50%, 4/1/26 ........................       33,745        34,679
Pool #D62926, 6.50%, 8/1/25 ........................       20,404        20,940
Pool #G01317, 7.00%, 10/1/31 .......................      175,627       181,224
                                                                    -----------
                                                                      4,816,646
                                                                    -----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION - 20.7%
Pool #253438, 8.50%, 9/1/30 ........................       55,696        59,891
Pool #255770, 5.50%, 7/1/35 ........................    4,358,875     4,310,043
Pool #329530, 7.00%, 12/1/25 .......................      101,168       104,672
Pool #329655, 7.00%, 11/1/25 .......................       44,889        46,444
Pool #356905, 7.06%, 10/1/36 (a) ...................      261,927       264,909
Pool #398958, 6.50%, 10/1/12 .......................       79,173        80,745
Pool #535332, 8.50%, 4/1/30 ........................       50,442        54,216
Pool #535440, 8.50%, 8/1/30 ........................       59,918        64,430
Pool #548965, 8.50%, 7/1/30 ........................       55,685        59,879
Pool #568486, 7.00%, 1/1/31 ........................       39,878        41,204
Pool #573752, 8.50%, 2/1/31 ........................       46,926        50,460
Pool #575328, 6.50%, 4/1/31 ........................       57,635        59,079
TBA December, 5.00%, 12/1/35 .......................    7,370,000     7,112,050
TBA December, 6.50%, 12/1/35 .......................    1,910,000     1,946,894
TBA December, 6.00%, 12/15/35 ......................    2,900,000     2,915,405
TBA November, 5.50%, 11/15/36 ......................    5,950,000     5,879,344
                                                                    -----------
                                                                     23,049,665
                                                                    -----------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 1.3%
Pool #346406, 7.50%, 2/15/23 .......................       70,219        73,232
Pool #412530, 7.50%, 12/15/25 ......................       92,567        96,644
Pool #781300, 7.00%, 6/15/31 .......................      166,934       172,709
TBA November, 6.00%, 11/15/36 ......................    1,080,000     1,094,514
                                                                    -----------
                                                                      1,437,099
                                                                    -----------
U.S. TREASURY BONDS - 3.4%
4.50%, 2/15/36 .....................................    3,890,000     3,754,457
                                                                    -----------
U.S. TREASURY INFLATION PROTECTED BONDS - 1.0%
2.50%, 7/15/16 .....................................    1,050,000     1,075,372
                                                                    -----------
U.S. TREASURY NOTES - 14.0%
4.875%, 4/30/08 ....................................    1,398,000     1,399,911
4.875%, 5/31/08 ....................................    5,850,000     5,859,829
5.125%, 6/30/08 ....................................      350,000       352,078
4.875%, 10/31/08 ...................................      800,000       802,687
4.50%, 2/15/09 .....................................    2,350,000     2,342,015
4.875%, 5/15/09 ....................................      450,000       452,566
4.75%, 3/31/11 .....................................      470,000       473,176
4.50%, 9/30/11 .....................................      950,000       946,697
4.875%, 8/15/16 ....................................    2,830,000     2,888,810
                                                                    -----------
                                                                     15,517,769
                                                                    -----------
TOTAL U.S. GOVERNMENT AND
   GOVERNMENT AGENCY
   OBLIGATIONS (COST $49,270,548) ..................                $49,651,008
                                                                    -----------

--------------------------------------------------------------------------------
CORPORATE OBLIGATIONS - 24.4%
--------------------------------------------------------------------------------

                                                       SHARES OR
                                                       PRINCIPAL
                                                        AMOUNT($)     VALUE($)
                                                       ----------   -----------
AUTO MANUFACTURERS - 0.3%
General Motors Corp., 7.125%, 7/15/13 ..............      400,000       358,000
                                                                    -----------
BANKS - 0.3%
JP Morgan Chase Bank NA, 2.53%,
   1/3/12 (b)** ....................................      845,000       356,763
                                                                    -----------
BUILDING PRODUCTS - 1.1%
Masco Corp., 6.125%, 10/3/16 .......................    1,200,000     1,204,788
                                                                    -----------
CABLE - 0.6%
Comcast Corp., 6.50%, 1/15/15 ......................      650,000       680,237
                                                                    -----------
CHEMICALS - 0.4%
Lyondell Chemical Co., 8.25%, 9/15/16,
   Callable 9/15/11 @ 104.125 ......................      400,000       412,000
                                                                    -----------
COLLEGES & UNIVERSITIES - 1.5%
Tulane University of Louisiana, 6.21%,
   11/15/12 (a) (c) ................................    1,700,000     1,705,100
                                                                    -----------
ELECTRIC - 2.4%
General Electric Co., 5.00%, 2/1/13 ................    1,700,000     1,685,023
Progress Energy, Inc., 5.80%, 11/14/08,
   Callable 11/14/06 @ 100 (a) .....................    1,000,000     1,001,631
                                                                    -----------
                                                                      2,686,654
                                                                    -----------
FINANCE - 4.0%
Ford Motor Credit Corp., 5.80%, 1/12/09 ............    1,250,000     1,193,950
General Motors Acceptance Corp., 4.375%,
   12/10/07 ........................................    2,250,000     2,207,196
International Lease Finance Corp., 5.70%,
   7/1/11 (a) ......................................    1,000,000     1,004,873
                                                                    -----------
                                                                      4,406,019
                                                                    -----------
HOTELS & LODGING - 0.7%
MGM Mirage, Inc., 6.00%, 10/1/09 ...................      800,000       790,000
                                                                    -----------
OFFICE EQUIPMENT & SERVICES - 1.4%
Xerox Corp., 6.16%, 12/18/09 (a) ...................      550,000       552,750
Xerox Corp., 6.875%, 8/15/11 .......................      950,000       973,750
                                                                    -----------
                                                                      1,526,500
                                                                    -----------
OIL & GAS - 0.4%
Williams Partners LP, 7.50%, 6/15/11 (c) ...........      400,000       410,000
                                                                    -----------
REAL ESTATE - 1.1%
Realogy, Corp., 6.50%, 10/15/16 (c) ................    1,150,000     1,178,743
                                                                    -----------
RETAIL - 0.7%
Federated Department Stores, 6.90%,
   4/1/29 ..........................................      750,000       774,291
                                                                    -----------
TELECOMMUNICATIONS - 7.0%
AOL Time Warner, Inc., 7.70%, 5/1/32 ...............    1,000,000     1,138,892
AT&T, Inc., 5.10%, 9/15/14 .........................    1,150,000     1,120,293
Bell Atlantic Virginia, 7.625%, 12/1/12 ............    1,000,000     1,083,364
Bell Telephone Co. Pennsylvania, 8.75%,
   8/15/31 .........................................      850,000     1,027,181
Sprint Capital Corp., 8.75%, 3/15/32 ...............    1,600,000     1,976,730
Time Warner Entertainment Co., 8.375%,
   3/15/23 .........................................    1,300,000     1,534,449
                                                                    -----------
                                                                      7,880,909
                                                                    -----------

83    HSBC INVESTOR PORTFOLIOS                SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
                                  HSBC INVESTOR CORE PLUS FIXED INCOME PORTFOLIO
--------------------------------------------------------------------------------

                 SCHEDULE OF PORTFOLIO INVESTMENTS--OCTOBER 31, 2006 (CONTINUED)

--------------------------------------------------------------------------------
CORPORATE OBLIGATIONS, CONTINUED
--------------------------------------------------------------------------------

                                                       SHARES OR
                                                       PRINCIPAL
                                                        AMOUNT($)     VALUE($)
                                                       ----------   -----------

TRANSPORTATION - 1.5%
Burlington Northern Santa Fe Railway Co.,
   7.57%, 1/2/21 ...................................      309,623       349,673
Union Pacific Corp., 6.85%, 1/2/19 .................    1,218,585     1,308,711
                                                                    -----------
                                                                      1,658,384
                                                                    -----------
WASTE DISPOSAL - 1.0%
Allied Waste North America, 7.125%,
   5/15/16, Callable 5/15/11 @ 103.563 .............    1,150,000     1,138,500
                                                                    -----------
TOTAL CORPORATE OBLIGATIONS
   (COST $26,889,337) ..............................                 27,166,888
                                                                    -----------

--------------------------------------------------------------------------------
ASSET BACKED SECURITIES - 13.8%
--------------------------------------------------------------------------------

Americredit Auto Receivables Trust
   Series 2004-DF, Class A3, 2.98%,
   7/6/09 ..........................................      610,420       605,432
Asset Backed Funding Certificates
   Series 2003-AHL1, Class A1, 3.68%,
   3/25/33 .........................................      738,743       722,079
Capital Auto Receivables Asset Trust
   Series 2006-1, Class A2A, 5.03%,
   9/15/08 .........................................    1,447,890     1,445,442
Capital One Auto Finance Trust
   Series 2006-B, Class A2, 5.53%,
   5/15/09 .........................................      600,000       601,508
Citigroup Mortgage Loan Trust, Inc.
   Series 2005-WF2, Class AF2, 4.92%,
   8/25/35 .........................................      694,366       687,133
Countrywide Asset-Backed Certificates
   Series 2006-S4, Class A3, 5.80%,
   10/25/36 ........................................    1,060,000     1,057,875
DB Master Finance LLC Series 2006-1,
   Class A2, 5.78%, 6/20/31, (c) ...................      650,000       660,930
GMAC Mortgage Corp. Loan Trust
   Series 2006-HE3, Class A3, 5.805%,
   10/25/36 ........................................      900,000       903,622
GSAA Home Equity Trust Series 2006-15,
   Class AF3A, 5.88%, 9/25/36 ......................      870,000       872,071
MBNA Credit Card Master Note Trust
   Series 2006-A4, Class A4, 5.31%,
   9/15/11 (a) .....................................    2,000,000     2,000,452
Nomura Asset Acceptance Corp.
   Series 2006-AP1, Class A2, 5.515%,
   2/25/36 .........................................      750,000       745,483
SLM Student Loan Trust Series 2003-12,
   Class A3, 5.51%, 12/15/15 (a) ...................    1,838,989     1,843,552
Target Credit Card Master Trust
   Series 2002-1, Class A, 5.515%,
   6/27/11 (a) .....................................    3,200,000     3,202,795
                                                                    -----------
TOTAL ASSET BACKED SECURITIES
   (COST $15,333,281) ..............................                 15,348,374
                                                                    -----------

--------------------------------------------------------------------------------
COMMERCIAL MORTGAGE BACKED SECURITIES - 10.6%
--------------------------------------------------------------------------------

Banc of America Commercial Mortgage,
   Inc. Series 2006-3, Class A4, 5.89%,
   7/10/44 .........................................      760,000       792,415
Bear Stearns Commercial Mortgage
   Securities Series 2006-T24, Class A4,
   5.54%, 10/12/41 .................................    1,100,000     1,119,422
Citigroup Commercial Mortgage Trust
   Series 2006-C4, Class A3, 5.72%,
   3/15/49 (a) .....................................    1,000,000     1,035,973

--------------------------------------------------------------------------------
COMMERCIAL MORTGAGE BACKED SECURITIES, CONTINUED
--------------------------------------------------------------------------------

                                                       SHARES OR
                                                       PRINCIPAL
                                                        AMOUNT($)     VALUE($)
                                                       ----------   -----------
Citigroup/Deutsche Bank Commercial
   Mortgage Series 2006-CD3, Class A2,
   5.56%, 10/15/48 .................................    1,100,000     1,114,007
Commercial Mortgage Pass-Through
   Certificate Series 2005-FL11, Class A1,
   5.47%, 11/15/17 (a) (c) .........................      569,916       569,990
DLJ Mortgage Acceptance Corp. IO
   Series 1997-CF1, Class S, 0.90%,
   5/15/30 (c) (d) .................................      275,857         2,151
GMAC Commercial Mortgage Securities,
   Inc. IO Series 1996-C1, Class X2,
   2.89%, 10/15/28 (d) .............................       42,404             3
GMAC Commercial Mortgage Securities,
   Inc. Series 1999-C3, Class A2, 7.18%,
   8/15/36 .........................................    1,340,049     1,396,306
Greenwich Capital Commercial Funding
   Corp. Series 2005-GG3, Class A2,
   4.305%, 8/10/42 .................................    1,260,000     1,230,874
Greenwich Capital Commercial Funding
   Corp. Series 2006-GG7, Class A4,
   5.91%, 7/10/38 (a) ..............................    1,000,000     1,050,190
GS Mortgage Securities Corp. IO
   Series 1997-GL, Class X2, 0.82%,
   7/13/30 (d) .....................................      360,933         2,135
LB-UBS Commercial Mortgage Trust
   Series 2000-C3, Class A1, 7.95%,
   7/15/09 .........................................       45,349        45,564
LB-UBS Commercial Mortgage Trust
   Series 2006-C1, Class A4, 5.16%,
   2/15/31 .........................................    1,300,000     1,288,178
LB-UBS Commercial Mortgage Trust
   Series 2006-C6, Class A4, 5.37%,
   9/15/39 .........................................    1,100,000     1,105,918
Morgan Stanley Capital I
   Series 2006-IQ11, Class AM, 5.95%,
   10/15/42 (a) ....................................    1,000,000     1,035,638
                                                                    -----------
TOTAL COMMERCIAL MORTGAGE
   BACKED SECURITIES
   (COST $11,632,494) ..............................                 11,788,764
                                                                    -----------

--------------------------------------------------------------------------------
FOREIGN BONDS - 8.8%
--------------------------------------------------------------------------------

CANADA - 1.9%
Conocophilips Canada, 5.625%, 10/15/16 .............    1,000,000     1,014,030
Nova Chemicals Corp., 6.50%, 1/15/12 ...............    1,200,000     1,128,000
                                                                    -----------
                                                                      2,142,030
                                                                    -----------
CAYMAN ISLANDS - 1.0%
Preferred Term Securities XXII, 5.73%,
   9/22/36, Callable 6/22/11 @ 100
   (a) (c) .........................................    1,100,000     1,102,750
                                                                    -----------
DOMINICAN REPUBLIC - 0.2%
Dominican Republic Treasury Bill, 13.00%,
   10/22/07 (b) (c) ................................      300,000       261,790
                                                                    -----------
ICELAND - 2.5%
Kaupthing Bank, 6.07%, 1/15/10 (a) (c) .............      500,000       499,745
Kaupthing Bank, 7.125%, 5/19/16 (c) ................      500,000       532,627
Kaupthing Bank, 6.125%, 10/4/16 (c) ................      500,000       508,027
Landsbanki Islands HF, 6.10%,
   8/25/09 (a) (c) .................................    1,250,000     1,250,262
                                                                    -----------
                                                                      2,790,661
                                                                    -----------

SEE NOTES TO FINANCIAL STATEMENTS.                HSBC INVESTOR PORTFOLIOS    84

--------------------------------------------------------------------------------
HSBC INVESTOR CORE PLUS FIXED INCOME PORTFOLIO
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS--OCTOBER 31, 2006 (CONTINUED)

--------------------------------------------------------------------------------
FOREIGN BONDS, CONTINUED
--------------------------------------------------------------------------------

                                                       SHARES OR
                                                       PRINCIPAL
                                                        AMOUNT($)     VALUE($)
                                                       ----------   -----------
KOREA - 1.3%
Citibank Korea Inc., 4.68%, 6/18/13,
   Callable 6/18/08 @ 100 (a) ......................    1,400,000     1,402,759
                                                                    -----------
UNITED KINGDOM - 1.9%
Barclays Bank plc, 5.93%, 12/15/16 (c) .............      700,000       706,734
Granite Master Issuer plc Series 2005-4,
   Class A3, 5.46%, 12/20/54 (a) ...................    1,400,000     1,400,154
                                                                    -----------
                                                                      2,106,888
                                                                    -----------
TOTAL FOREIGN BONDS
   (COST $9,707,560) ...............................                  9,806,878
                                                                    -----------

--------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS - 8.4%
--------------------------------------------------------------------------------

Countrywide Home Loans
   Series 2005-HYB8, Class 2A1, 5.34%,
   12/20/35 (a) ....................................    1,520,345     1,520,676
Fannie Mae IO Series 2000-16, Class PS,
   3.28%, 10/25/29 (d) .............................       65,854         3,870
Fannie Mae IO Series 2000-32, Class SV,
   3.28%, 3/18/30 (d) ..............................       14,957           248
Fannie Mae IO Series 2001-4, Class SA,
   2.23%, 2/17/31 (d) ..............................      271,370        17,121
Fannie Mae IO Series 270, Class 2,
   8.50%, 9/1/23 (d) ...............................       56,363        12,295
Fannie Mae IO Series 296, Class 2,
   8.00%, 4/1/24 (d) ...............................       66,174        15,577
Fannie Mae IO Series 306, Class IO,
   8.00%, 5/1/30 (d) ...............................       80,259        18,792
FHA Weyerhauser, 7.43%, 1/1/24 (e) (f) .............       33,926        33,926
Freddie Mac IO Series 1534, Class K,
   2.025%, 6/15/23 (d) .............................      175,172         7,814
Freddie Mac IO Series 2141, Class SD,
   2.83%, 4/15/29 (d) ..............................      136,110        12,717
Freddie Mac IO Series 2247, Class SC,
   2.18%, 8/15/30 (d) ..............................       90,779         3,361
Freddie Mac Reference Remic
   Series R009, Class AJ, 5.75%, 12/15/18 ..........    1,350,000     1,357,863
Freddie Mac Series 2962, Class CJ, 5.50%,
   11/15/23 ........................................    1,926,276     1,927,686
Government National Mortgage Association
   IO Series 1999-30, Class S, 3.28%,
   8/16/29 (d) .....................................       75,200         5,169
Government National Mortgage Association
   IO Series 1999-30, Class SA, 2.68%,
   4/16/29 (d) .....................................      101,630         5,587
Government National Mortgage Association
   IO Series 1999-32, Class SB, 2.68%,
   7/16/27 (d) .....................................       16,710           225
J.P. Morgan Alternative Loan Trust
   Series 2005-S1, Class 2A9, 6.00%,
   12/25/35 ........................................    2,169,565     2,165,861
Morgan Stanley Mortgage Loan Trust
   Series 2006-3AR, Class 2A3, 5.90%,
   3/25/36 (a) .....................................    1,515,739     1,530,967
Residential Asset Securitization Trust
   Series 2006-A1, Class 1A3, 6.00%,
   4/25/36 .........................................      687,899       694,193
                                                                    -----------

--------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS, CONTINUED
--------------------------------------------------------------------------------

                                                       SHARES OR
                                                       PRINCIPAL
                                                        AMOUNT($)     VALUE($)
                                                       ----------   -----------
TOTAL COLLATERALIZED
   MORTGAGE OBLIGATIONS
   (COST $9,350,400) ...............................                  9,333,948
                                                                    -----------

--------------------------------------------------------------------------------
INVESTMENT COMPANIES - 2.7%
--------------------------------------------------------------------------------

INVESTMENT COMPANIES - 2.7%
HSBC Investor Money Market Fund
   Class I Shares, 5.23% (g) * .....................    2,998,076     2,998,076
                                                                    -----------
TOTAL INVESTMENT COMPANIES
   (COST $2,998,076) ...............................                  2,998,076
                                                                    -----------
TOTAL INVESTMENTS
   (COST $125,181,696) - 113.4% ....................                126,093,936
                                                                    ===========

----------
Percentages indicated are based on net assets of $111,191,931.

(a) Variable rate security. The interest rates on these securities are adjusted periodically to reflect then-current short-term interest rates. The rates presented represent the rates in effect on October 31, 2006. The maturity dates presented reflect the final maturity date. However, some of these securities may contain put or demand features that allow the fund to require the issuer to repurchase the security from the fund within various time periods, including daily, weekly, monthly, or semi-annually.

(b) Discount note. Rate presented represents the effective yield at time of purchase.

(c) Security exempt from registration under Rule 144a of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been deemed liquid by the Investment Adviser based on procedures approved by the Board of Trustees.

(d) Interest-Only represents securities that entitle holders to receive only interest payments on the underlying mortgages. The yield to maturity of an Interest-Only is extremely sensitive to the rate of principal payments on the underlying mortgage assets. A rapid (slow) rate of principal repayments may have an adverse (positive) effect on yield to maturity. Interest rate adjusts periodically based on the pay off of the underlying mortgage. The interest rate presented represents the rates in effect on October 31, 2006. The principal amount shown is the notional amount of the underlying mortgages.

(e) Rule 144a, section 4(2) or other security which is restricted as to resale to institutional investors. The Investment Adviser, using Board approved procedures, has deemed these securities to be illiquid. Represents 0.03% of net assets.

(f) Security was fair valued as of October 31, 2006. Represents 0.03% of net assets.

(g) Variable rate security. The rates presented represent the annualized one day yield that was in effect on October 31, 2006.

  *   Investment in affiliate.

 **   The principal amount of the security is denominated in Brazilian Real.

IO -  Interest-only security. Represents 0.10% of net assets.

TBA - Security was traded on a "to be announced" basis. Represents 17.04% of net assets.

85    HSBC INVESTOR PORTFOLIOS                SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
                                  HSBC INVESTOR CORE PLUS FIXED INCOME PORTFOLIO
--------------------------------------------------------------------------------

                 SCHEDULE OF PORTFOLIO INVESTMENTS--OCTOBER 31, 2006 (CONTINUED)

At October 31, 2006, the Portfolio's open forward currency contracts were as follows:

                                                        CONTRACT          CONTRACT                  UNREALIZED
                                         DELIVERY        AMOUNT            VALUE                   APPRECIATION/
CURRENCY                                   DATE     (LOCAL CURRENCY)   (U.S. DOLLAR)     VALUE    (DEPRECIATION)
--------                                ---------   ----------------   -------------   --------   --------------
SHORT CONTRACTS
Icelandic Krona vs. U.S. Dollar .....   11/2/2006      18,643,438      $   273,436     $275,668   $       (2,232)
Mexican Nuevo Peso vs. U.S. Dollar ..   11/1/2006       6,143,733          573,966      571,494            2,472
                                                                       -------------   --------   --------------
TOTAL SHORT CONTRACTS ..............................................   $   847,402     $847,162   $          240
                                                                       =============   ========   ==============

SEE NOTES TO FINANCIAL STATEMENTS.                HSBC INVESTOR PORTFOLIOS    86

--------------------------------------------------------------------------------
HSBC INVESTOR HIGH YIELD FIXED INCOME PORTFOLIO
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS--OCTOBER 31, 2006

--------------------------------------------------------------------------------
CORPORATE OBLIGATIONS - 96.7%
--------------------------------------------------------------------------------

                                                      SHARES OR
                                                      PRINCIPAL
                                                      AMOUNT($)        VALUE($)
                                                      ----------     ----------
ADVERTISING SERVICES - 3.4%
Iron Mountain, Inc., 8.625%, 4/1/13,
   Callable 4/1/06 @ 104.313 ......................     250,000         257,500
R.H. Donnelley Corp., 6.875%, 1/15/13,
   Callable 1/15/09 @ 103.438 .....................     100,000          94,125
R.H. Donnelley Corp., 6.875%, 1/15/13,
   Callable 1/15/09 @ 103.438 .....................      90,000          84,713
                                                                     ----------
                                                                        436,338
                                                                     ----------
AEROSPACE & DEFENCE - 0.8%
DRS Technologies, Inc., 7.625%, 2/1/18,
   Callable 2/1/11 @ 103.813 ......................     100,000         102,250
                                                                     ----------
APPAREL MANUFACTURERS - 1.5%
Levi Strauss & Co., 8.875%, 4/1/16,
   Callable 4/1/11 @ 104.44 .......................      50,000          51,375
Quiksilver, Inc., 6.875%, 4/15/15, Callable
   04/15/10 @ 103.44 ..............................     150,000         144,375
                                                                     ----------
                                                                        195,750
                                                                     ----------
AUTO MANUFACTURERS - 1.1%
General Motors Corp., 7.125%, 7/15/13 .............     150,000         134,250
                                                                     ----------
BUILDING & CONSTRUCTION PRODUCTS -2.3%
Ainsworth Lumber Co. Ltd., 7.25%,
   10/1/12, Callable 10/1/08 @ 103.63 .............     150,000         111,375
Interline Brands, Inc., 8.125%, 6/15/14,
   Callable 6/15/10 @ 104.06 ......................      50,000          51,125
Ply Gem Industries, Inc., 9.00%, 2/15/12,
   Callable 2/15/08 @ 104.50 ......................     150,000         125,250
                                                                     ----------
                                                                        287,750
                                                                     ----------
CABLE TELEVISION - 3.9%
Cablevision Systems Corp., 8.00%, 4/15/12 .........     250,000         242,813
Mediacom LLC, 7.875%, 2/15/11, Callable
   2/15/06 @ 103.938 ..............................     250,000         248,750
                                                                     ----------
                                                                        491,563
                                                                     ----------
CHEMICALS - 4.6%
Georgia Gulf Corp., 9.50%, 10/15/14,
   Callable 10/15/10 @ 104.75 (a) .................      75,000          73,875
Huntsman International LLC, 7.875%,
   11/15/14, Callable 11/15/10 @103.94(a) .........      35,000          35,219
JohnsonDiversey, Inc., 9.625%, 5/15/12,
   Callable 5/15/07 @ 104.813 .....................     250,000         255,312
Lyondell Chemical Co., 8.00%, 9/15/14,
   Callable 9/15/10 @ 104 .........................      25,000          25,563
Lyondell Chemical Co., 8.25%, 9/15/16,
   Callable 9/15/11 @ 104.125 .....................      25,000          25,750
Millennium America, Inc., 9.25%, 6/15/08 ..........      25,000          25,750
PQ Corp., 7.50%, 2/15/13, Callable
   02/15/09 @ 103.75 ..............................     150,000         143,624
                                                                     ----------
                                                                        585,093
                                                                     ----------
COMPUTER SERVICES - 0.2%
Compucom Systems, Inc., 12.00%, 11/1/14,
   Callable 11/1/10 @ 106 (a) .....................      25,000          25,156
                                                                     ----------
COMPUTER SOFTWARE - 0.4%
Activant Solutions Holdings, Inc., 9.50%,
   5/1/16, Callable 5/1/11 @ 104.75 (a) ...........      50,000          46,500
                                                                     ----------

--------------------------------------------------------------------------------
CORPORATE OBLIGATIONS, CONTINUED
--------------------------------------------------------------------------------

                                                      SHARES OR
                                                      PRINCIPAL
                                                      AMOUNT($)        VALUE($)
                                                      ----------     ----------
CONTAINERS-PAPER AND PLASTIC - 3.5%
Solo Cup Co., 8.50%, 2/15/14, Callable
   2/15/09 @ 104.25 ...............................     250,000         211,250
Stone Container Finance Co. of Canada,
   7.375%, 7/15/14, Callable 7/15/09
   @ 103.688 ......................................     250,000         229,688
                                                                     ----------
                                                                        440,938
                                                                     ----------
DISTRIBUTION & WHOLESALE - 0.8%
Baker & Taylor, Inc., 11.50%, 7/1/13,
   Callable 7/1/10 @ 105.75 (a) ...................     100,000         100,000
                                                                     ----------
DIVERSIFIED OPERATIONS - 0.6%
Stripes Acquisition LLC/Susser Finance
   Corp., 10.625%, 12/15/13, Callable
   12/15/09 @ 105.313 (a) .........................      72,000          78,120
                                                                     ----------
EDUCATION - 0.4%
Education Management LLC, 8.75%,
   6/1/14, Callable 6/1/10 @104.38 (a) ............      25,000          25,625
Education Management LLC, 10.25%,
   6/1/16, Callable 6/1/11 @ 105.13 (a) ...........      25,000          25,938
                                                                     ----------
                                                                         51,563
                                                                     ----------
ELECTRIC - 1.3%
AES Corp., 7.75%, 3/1/14 ..........................      60,000          62,850
CMS Energy Corp., 6.875%, 12/15/15 ................     100,000         101,750
                                                                     ----------
                                                                        164,600
                                                                     ----------
ENERGY - 3.7%
Copano Energy LLC, 8.125%, 3/1/16,
   Callable 3/1/11 @ 104.06 .......................      80,000          81,400
Massey Energy, Co., 6.875%, 12/15/13,
   Callable 12/15/09 @ 103.44 .....................     100,000          93,750
Mirant North America LLC, 7.375%,
   12/31/13, Callable 12/31/09 @ 103.688 ..........      50,000          50,563
Williams Cos., 6.375%, 10/1/10 (a) ................     250,000         248,750
                                                                     ----------
                                                                        474,463
                                                                     ----------
FINANCE - 10.6%
Basell AF SCA, 8.375%, 8/15/15, Callable
   8/15/10 @ 104.188 (a) ..........................     250,000         253,750
CCM Merger, Inc., 8.00%, 8/1/13, Callable
   8/1/09 @ 104 (a) ...............................     250,000         240,938
Crystal U.S. Holdings Corp., 0.00%,
   10/1/14, Rate set to step up to 10.5%
   on 10/1/09, Callable 10/1/09 @
   105.25 (b) (c) .................................     250,000         210,000
Ford Motor Credit Co., 7.375%, 10/28/09 ...........     250,000         243,343
Ford Motor Credit Co., 7.375%, 2/1/11 .............      50,000          47,774
General Motors Accept Corp., 6.875%,
   8/28/12 ........................................     300,000         300,804
Nalco Finance Holdings, Inc., 0.00%,
   2/1/14, Rate set to step to 9.0% on
   2/1/09, Callable 2/1/09 @ 104.5 (b)(c) .........      75,000          60,750
                                                                     ----------
                                                                      1,357,359
                                                                     ----------
GAMBLING - 6.5%
Choctaw Resort Development
   Entertainment, 7.25%, 11/15/19, Callable
   11/15/11 @ 103.63 (b) ..........................      50,000          49,750
Greektown Holdings, Inc., 10.75%, 12/1/13,
   Callable 12/1/10 @ 105.375 (b) .................     100,000         105,749
Inn of the Mountain Gods, 12.00%,
   11/15/10, Callable 11/15/07 @ 106 ..............      50,000          53,500

87    HSBC INVESTOR PORTFOLIOS                SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
                                 HSBC INVESTOR HIGH YIELD FIXED INCOME PORTFOLIO
--------------------------------------------------------------------------------

                 SCHEDULE OF PORTFOLIO INVESTMENTS--OCTOBER 31, 2006 (CONTINUED)

--------------------------------------------------------------------------------
CORPORATE OBLIGATIONS, CONTINUED
--------------------------------------------------------------------------------

                                                      SHARES OR
                                                      PRINCIPAL
                                                      AMOUNT($)        VALUE($)
                                                      ----------     ----------
Isle of Capri Casinos, Inc., 7.00%, 3/1/14,
   Callable 3/1/09 @ 103.50 .......................     250,000         239,999
MGM MIRAGE, Inc., 6.75%, 4/1/13 ...................     100,000          97,000
MTR Gaming Group, Inc., 9.00%, 6/1/12,
   Callable 6/1/09 @ 104.50 (a) ...................     100,000         101,375
Pokagon Gaming Authority, 10.375%,
   6/15/14, Callable 6/15/10 @ 105.19 (a) .........      75,000          80,438
San Pasqual Casino, 8.00%, 9/15/13,
   Callable 9/15/09 @ 104 (b) .....................      25,000          25,500
Turning Stone Resort Casino, 9.125%,
   9/15/14, Callable 9/15/10 @ 104.563 (a) ........      75,000          76,313
                                                                     ----------
                                                                        829,624
                                                                     ----------
INTERNET SERVICES - 0.4%
Atlantic Broadband Finance LLC, 9.375%,
   1/15/14, Callable 01/15/09 @ 104.69 ............      50,000          49,750
                                                                     ----------
LEISURE - 2.9%
AMC Entertainment, Inc., 11.00%, 2/1/16,
   Callable 2/1/11 @ 105.5 ........................     100,000         110,625

K2, Inc., 7.375%, 7/1/14, Callable 7/1/09
   @ 103.688 ......................................     258,000         255,420
                                                                     ----------
                                                                        366,045
                                                                     ----------
MACHINERY--FARM - 0.4%
Case New Holland, Inc., 7.125%, 3/1/14,
   Callable 3/1/10 @ 103.563 ......................      50,000          50,375
                                                                     ----------
MANUFACTURING - 0.8%
AGY Holding Corp., 11.00%, 11/15/14,
   Callable 11/15/10 @ 105.50 (a) .................      50,000          50,250

Libbey Glass, Inc., 12.435%, 6/1/11,
   Callable 6/1/08 @ 107.50 (a) ...................      25,000          26,500

Nutro Products, Inc., 10.75%, 4/15/14,
   Callable 4/15/09 @ 108.063 (a) .................      25,000          26,875
                                                                     ----------
                                                                        103,625
                                                                     ----------
MEDICAL - 1.6%
MultiPlan, Inc., 10.375%, 4/15/16, Callable
   4/15/11 @ 105.188 (a) ..........................     100,000         100,000
Omnicare, Inc., 6.75%, 12/15/13, Callable
   12/15/09 @ 103.375 .............................     100,000          98,000
                                                                     ----------
                                                                        198,000
                                                                     ----------
METAL PROCESSORS & FABRICATION - 1.1%
PNA Group, Inc., 10.75%, 9/1/16, Callable
   9/1/11 @ 105.375 (a) ...........................      50,000          51,500
TriMas Corp., 9.875%, 6/15/12, Callable
   6/15/07 @ 104.938 ..............................     100,000          94,250
                                                                     ----------
                                                                        145,750
                                                                     ----------
METALS & MINING - 3.1%
AK Steel Corp., 7.75%, 6/15/12, Callable
   6/15/07 @ 103.875 ..............................     200,000         200,000
Gibraltar Industries, Inc., 8.00%, 12/1/15,
   Callable 12/1/10 @ 104 .........................     150,000         148,500
International Coal Group, Inc., 10.25%,
   7/15/14, Callable 7/15/10 @ 105.13 (a) .........      50,000          48,625
                                                                     ----------
                                                                        397,125
                                                                     ----------
OIL & GAS - 10.5%
Chaparral Energy, Inc., 8.50%, 12/1/15,
   Callable 12/1/10 @ 104.25 ......................     100,000          99,750
Chesapeake Energy Corp., 6.875%,
   1/15/16, Callable 1/15/09 @ 103.438 ............     250,000         248,124

--------------------------------------------------------------------------------
CORPORATE OBLIGATIONS, CONTINUED
--------------------------------------------------------------------------------

                                                      SHARES OR
                                                      PRINCIPAL
                                                      AMOUNT($)        VALUE($)
                                                      ----------     ----------
Clayton Williams Energy, Inc., 7.75%,
   8/1/13, Callable 8/1/09 @ 103.875 ..............     200,000         184,500
Colorado Interstate Gas Co., 6.80%,
   11/15/15 .......................................     150,000         152,440
Compton Petroleum Finance Corp.,
   7.625%, 12/1/13, Callable 12/1/09 @
   103.813 ........................................     250,000         236,875
El Paso Production Holdings, 7.75%,
   6/1/13, Callable 6/1/08 @ 103.875 ..............     150,000         153,750
Inergy LP/Inergy Finance, 8.25%, 3/1/16,
   Callable 3/1/11 @ 104.13 .......................     100,000         103,750
Pogo Producing Co., 7.875%, 5/1/13,
   Callable 5/1/10 @ 103.94 (a) ...................     100,000         101,750
Swift Energy Co., 7.625%, 7/15/11,
   Callable 7/15/08 @ 103.81 ......................      50,000          50,125
                                                                     ----------
                                                                      1,331,064
                                                                     ----------
PAPER & RELATED PRODUCTS - 4.1%
Abitibi-Consolidated Co. of Canada,
   8.375%, 4/1/15 .................................     250,000         217,813
Exopack Holding Corp., 11.25%,  2/1/14,
   Callable 2/1/10 @ 105.625 (a) ..................      50,000          52,375
Georgia-Pacific Corp., 7.70%, 6/15/15 .............     150,000         152,250
Norampac, Inc., 6.75%, 6/1/13, Callable
   6/1/08 @ 103.38 ................................     100,000          96,250
                                                                     ----------
                                                                        518,688
                                                                     ----------
PIPELINES - 1.6%
Dynegy Holdings, Inc., 8.375%,5/1/16 ..............     150,000         154,125
Semgroup LP, 8.75%, 11/15/15, Callable
   11/15/10 @ 104.375 (a) .........................      50,000          50,375
                                                                     ----------
                                                                        204,500
                                                                     ----------
PRINTING - 0.8%
Sheridan Group, Inc., 10.25%, 8/15/11,
   Callable 08/15/07 @ 105.12 .....................     100,000         102,000
                                                                     ----------
PUBLISHING - 2.3%
Block Communications, Inc., 8.25%,
   12/15/15, Callable 12/15/10 @
   104.125 (a) ....................................      50,000          49,250
Morris Publishing, 7.00%, 8/1/13, Callable
   8/1/08 @ 103.50 ................................     250,000         237,813
                                                                     ----------
                                                                        287,063
                                                                     ----------
RENTAL--AUTO AND EQUIPMENT - 1.6%
Avis Budget Car Rental, Inc., 7.625%,
   5/15/14, Callable 5/15/10 @ 103.81 (a) .........     100,000          97,750
Hertz Corp., 8.875%, 1/1/14, Callable
   1/1/10 @ 104.44 (b) ............................     100,000         104,500
                                                                     ----------
                                                                        202,250
                                                                     ----------
RESEARCH AND TESTING SERVICES - 0.4%
Sensata Technologies BV, 8.00%, 5/1/14,
   Callable 5/1/10 @ 104 (a) ......................      50,000          48,250
                                                                     ----------
RESTAURANTS - 2.7%
Buffets, Inc., 12.50%, 11/1/14, Callable
   11/1/10 @ 106.25 (a) ...........................      50,000          50,250
Dave & Busters, Inc., 11.25%, 3/15/14,
   Callable 3/15/10 @ 105.62 ......................      50,000          48,500
Landry's Restaurants, Inc., 7.50%,
   12/15/14, Callable 12/15/09 @103.75 ............     200,000         191,000

SEE NOTES TO FINANCIAL  STATEMENTS.               HSBC INVESTOR PORTFOLIOS    88

--------------------------------------------------------------------------------
HSBC INVESTOR HIGH YIELD FIXED INCOME PORTFOLIO
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS--OCTOBER 31, 2006 (CONTINUED)

--------------------------------------------------------------------------------
CORPORATE OBLIGATIONS, CONTINUED
--------------------------------------------------------------------------------

                                                      SHARES OR
                                                      PRINCIPAL
                                                      AMOUNT($)        VALUE($)
                                                      ----------     ----------
NPC International, Inc., 9.50%, 5/1/14,
   Callable 5/1/10 @ 104.75 (a) ...................      50,000          50,625
                                                                     ----------
                                                                        340,375
                                                                     ----------
RETAIL - 2.3%
Linens 'N Things, Inc., 11.00%, 1/15/14,
   Callable 1/15/08 @ 102 (b) .....................      50,000          49,000
The Jean Coutu Group PJC, Inc., 8.50%,
   8/1/14, Callable 8/1/09 @ 104.25 ...............     250,000         245,313
                                                                     ----------
                                                                        294,313
                                                                     ----------
SEISMIC DATA COLLECTION - 0.4%
CIE Gener de Geophysique, 7.50%,
   5/15/15, Callable 5/15/10 @ 103.75 .............      50,000          49,375
                                                                     ----------
SPECIAL PURPOSE ENTITY - 0.4%
TFS Acquisition Corp., 12.90%, 8/1/14,
   Callable 8/1/10 @ 106.50 (a) (b) ...............      50,000          49,438
                                                                     ----------
TELECOMMUNICATIONS - 11.7%
Centennial Communications Corp., 10.00%,
   1/1/13, Callable 1/1/09 @ 107.50 ...............     100,000         103,750
Cincinnati Bell, Inc., 8.375%, 1/15/14,
   Callable 1/15/09 @ 104.1885 ....................     250,000         254,999
Cricket Communications I, 9.375%,
   11/1/14, Callable 11/1/10 @ 104.69 (a) .........      50,000          51,000
Insight Midwest L.P., 9.75%, 10/1/09,
   Callable 10/1/07 @ 100 .........................     250,000         254,374
Level 3 Financing, Inc., 9.25%, 11/1/14,
   Callable 11/1/10 @ 104.63 (a) ..................      50,000          50,313
Metropcs Wireless, Inc., 9.25%, 11/1/14,
   Callable 11/1/10 @ 104.625 (a) .................      50,000          50,438
Nordic Telephone Co. Holdings, 8.875%,
   5/1/16, Callable 5/1/11 @ 104.438 (a) ..........      50,000          52,375
NTL Cable plc, 9.125%, 8/15/16, Callable
   8/15/11 @ 104.56 ...............................     125,000         131,406
Panamsat Corp., 9.00%, 6/15/16, Callable
   6/15/11 @ 104.50 (a) ...........................      50,000          52,250
Qwest Corp., 5.625%, 11/15/08 .....................     150,000         149,437
Rural Cellular Corp., 9.75%, 1/15/10,
   Callable 1/15/07 @ 103.25 ......................      50,000          50,625
Suncom Wireless Holdings, Inc., 8.50%,
   6/1/13, Callable 6/1/08 @ 104.25 ...............     150,000         142,500

--------------------------------------------------------------------------------
CORPORATE OBLIGATIONS, CONTINUED
--------------------------------------------------------------------------------

                                                      SHARES OR
                                                      PRINCIPAL
                                                      AMOUNT($)        VALUE($)
                                                      ---------       ----------
West Corp., 11.00%, 10/15/16, Callable
   10/15/11 @ 105.50 (b) ..........................      25,000          25,063
Wind Acquisition Financial SA, 10.75%,
   12/1/15, Callable 12/1/10 @ 105.375 (a) ........     100,000         111,125
Windstream Corp., 8.625%, 8/1/16,
   Callable 8/1/11 @ 104.31 (a) ...................      25,000          26,969
                                                                     ----------
                                                                      1,506,624
                                                                     ----------
WASTE DISPOSAL - 2.0%
   Allied Waste North America, Inc., 7.375%,
   4/15/14, Callable 4/15/09 @ 103.688 ............     250,000         248,750
                                                                     ----------
TOTAL CORPORATE OBLIGATIONS
   (COST $12,228,088) .............................                  12,294,677
                                                                     ----------

--------------------------------------------------------------------------------
INVESTMENT COMPANIES - 2.2%
--------------------------------------------------------------------------------

Investors Bank Trust Cash Reserve,
   3.65% (d) ......................................     281,588         281,588
                                                                     ----------
TOTAL INVESTMENT COMPANIES
   (COST $281,588) ................................                     281,588
                                                                     ----------
TOTAL INVESTMENTS
(COST $12,509,676) - 98.9% ........................                  12,576,265
                                                                     ==========

----------
Percentages indicated are based on net assets of $12,718,765.

(a) Variable rate security. The interest rates on these securities are adjusted periodically to reflect then-current short-term interest rates. The rates presented represent the rates in effect on October 31, 2006. The maturity dates presented reflect the final maturity date. However, some of these securities may contain put or demand features that allow the fund to require the issuer to repurchase the security from the fund within various time periods, including daily, weekly, monthly, or semi-annually.

(b) Security exempt from registration under Rule 144a of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been deemed liquid by the Investment Adviser based on procedures approved by the Board of Trustees.

(c)   Step Bond. Income recognition is on the effective yield method for Step
      Bonds.

(d) Variable rate security. The rates presented represent the annualized one day yield that was in effect on October 31, 2006.

89    HSBC INVESTOR PORTFOLIOS                SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
                      HSBC INVESTOR INTERMEDIATE DURATION FIXED INCOME PORTFOLIO
--------------------------------------------------------------------------------

                             SCHEDULE OF PORTFOLIO INVESTMENTS--OCTOBER 31, 2006

--------------------------------------------------------------------------------
U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS - 36.9%
--------------------------------------------------------------------------------

                                                      SHARES OR
                                                      PRINCIPAL
                                                      AMOUNT($)       VALUE($)
                                                      ----------     ----------
FEDERAL HOME LOAN MORTGAGE CORP. - 3.5%
Pool #1B2655, 4.14%, 12/1/34(a) ...................     288,826         286,272
Pool #1J1313, 6.58%, 6/1/36 .......................     382,361         388,010
                                                                     ----------
                                                                        674,282
                                                                     ----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION - 22.0%
Pool #255770, 5.50%, 7/1/35 .......................     888,703         878,747
Pool #740686, 6.50%, 10/1/33 ......................     539,712         552,694
TBA December, 5.00%, 12/1/35 ......................   1,300,000       1,254,500
TBA December, 6.00%, 12/15/35 .....................     600,000         603,187
TBA November, 5.50%, 11/15/36 .....................   1,000,000         988,125
                                                                     ----------
                                                                      4,277,253
                                                                     ----------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -1.0%
TBA November, 6.00%, 11/15/36 .....................     200,000         202,688
                                                                     ----------
U.S. TREASURY INFLATION PROTECTED BONDS -1.0%
2.50%, 7/15/16 ....................................     200,000         204,833
                                                                     ----------
U.S. TREASURY NOTES - 9.4%
5.125%, 6/30/08 ...................................      50,000          50,297
4.625%, 9/30/08 ...................................   1,200,000       1,198,077
4.875%, 10/31/08 ..................................     150,000         150,504
4.50%, 9/30/11 ....................................     265,000         264,079
4.875%, 8/15/16 ...................................     150,000         153,117
                                                                     ----------
                                                                      1,816,074
                                                                     ----------
TOTAL U.S. GOVERNMENT AND
   GOVERNMENT AGENCY
   OBLIGATIONS (COST $7,153,629) ..................                   7,175,130
                                                                     ----------

--------------------------------------------------------------------------------
CORPORATE OBLIGATIONS -26.6%
--------------------------------------------------------------------------------

AUTO MANUFACTURERS - 0.2%
General Motors Corp., 7.125%, 7/15/13 .............      50,000          44,750
                                                                     ----------
BUILDING PRODUCTS - 1.0%
Masco Corp., 6.125%, 10/3/16 ......................     200,000         200,798
                                                                     ----------
CABLE - 1.6%
Comcast Corp., 6.50%, 1/15/15 .....................     300,000         313,956
                                                                     ----------
CHEMICALS - 0.4%
Lyondell Chemical Co., 8.25%, 9/15/16,
   Callable 9/15/11 @ 104.125 .....................      75,000          77,250
                                                                     ----------
COLLEGES & UNIVERSITIES - 2.1%
Tulane University of Louisiana, 6.21%,
   11/15/12 (a) (b) ...............................     400,000         401,200
                                                                     ----------
ELECTRIC - 2.8%
General Electric Co., 5.00%, 2/1/13 ...............     300,000         297,357
Progress Energy, Inc., 5.80%, 11/14/08,
   Callable 11/14/06 @ 100 (a) ....................     250,000         250,408
                                                                     ----------
                                                                        547,765
                                                                     ----------
FINANCE - 4.9%
Ford Motor Credit Corp., 5.80%, 1/12/09 ...........     275,000         262,669
General Motors Acceptance Corp., 4.375%,
   12/10/07 .......................................     500,000         490,488
International Lease Finance Corp., 5.70%,
   7/1/11 (a) .....................................     200,000         200,975
                                                                     ----------
                                                                        954,132
                                                                     ----------
HOTELS & LODGING - 0.5%
MGM Mirage, Inc., 6.00%, 10/1/09 ..................     100,000          98,750
                                                                     ----------
MEDIA - 2.1%
Time Warner Entertainment, 8.875%, 10/1/12 ........     350,000         403,788
                                                                     ----------

--------------------------------------------------------------------------------
CORPORATE OBLIGATIONS, CONTINUED
--------------------------------------------------------------------------------

                                                      SHARES OR
                                                      PRINCIPAL
                                                      AMOUNT($)       VALUE($)
                                                      ----------     ----------

OFFICE EQUIPMENT & SERVICES - 1.6%
Xerox Corp., 6.16%, 12/18/09 (a) ..................     100,000         100,500
Xerox Corp., 6.875%, 8/15/11 ......................     200,000         205,000
                                                                     ----------
                                                                        305,500
                                                                     ----------
OIL & GAS - 0.4%
Williams Partners LP, 7.50%, 6/15/11, (b) .........      75,000          76,875
                                                                     ----------
TELECOMMUNICATIONS - 5.0%
AT&T, Inc., 5.10%, 9/15/14 ........................     300,000         292,250
Bell Atlantic Virginia, 7.625%, 12/1/12 ...........     200,000         216,673
Sprint Capital Corp., 8.75%, 3/15/32 ..............     150,000         185,318
Verizon Pennsylvania, Inc., 5.65%, 11/15/11 .......     275,000         276,690
                                                                     ----------
                                                                        970,931
                                                                     ----------

TRANSPORTATION - 2.9%
Burlington Northern Santa Fe Railway Co.,
   4.83%, 1/15/23 .................................     279,656         279,326
Union Pacific Railroad, 5.08%, 1/2/29 .............     299,958         290,887
                                                                     ----------
                                                                        570,213
                                                                     ----------
WASTE DISPOSAL - 1.1%
Allied Waste North America, 7.125%,
   5/15/16, Callable 5/15/11 @ 103.563 ............     225,000         222,750
                                                                     ----------
TOTAL CORPORATE OBLIGATIONS
   (COST $5,160,758) ..............................                   5,188,658
                                                                     ----------

--------------------------------------------------------------------------------
ASSET BACKED SECURITIES - 16.9%
--------------------------------------------------------------------------------

Americredit Auto Receivables Trust Series
   2004-DF, Class A3, 2.98%, 7/6/09 ...............     122,084         121,086

Asset Backed Funding Certificates Series
   2003-AHL1, Class A1, 3.68%, 3/25/33 ............     210,318         205,574

Capital One Auto Finance Trust Series
   2006-B, Class A2, 5.53%, 5/15/09 ...............     110,000         110,277

Citigroup Mortgage Loan Trust, Inc. Series
   2005-WF2, Class AF2, 4.92%, 8/25/35 ............     121,819         120,550

Countrywide Asset-Backed Certificates Series
   2006-S4, Class A3, 5.80%, 7/25/34 ..............     210,000         209,579

DB Master Finance LLC Series 2006-1,
   Class A2, 5.78%, 6/20/31 (b) ...................     130,000         132,186

GMAC Mortgage Corp. Loan Trust Series
   2006-HE3, Class A3, 5.805%, 10/25/36 ...........     170,000         170,684

GSAA Home Equity Trust Series 2006-15,
   Class AF3A, 5.88%, 9/25/36 .....................     160,000         160,381

MBNA Credit Card Master Note Trust Series
   2003-A3, Class A3, 5.44%, 8/16/10 (a) ..........     500,000         500,804

MBNA Credit Card Master Note Trust Series
   2006-A4, Class A4, 5.31%, 9/15/11 (a) ..........     500,000         500,113

Nomura Asset Acceptance Corp. Series
   2006-AP1, Class A2, 5.515%, 2/25/36 ............     150,000         149,097

SLM Student Loan Trust Series 2003-12,
   Class A3, 5.51%, 12/15/15 (a) ..................     367,798         368,710

Target Credit Card Master Trust Series
   2002-1, Class A, 5.515%, 6/27/11 (a) ...........     550,000         550,479
                                                                     ----------
TOTAL ASSET BACKED SECURITIES
   (COST $3,297,802) ..............................                   3,299,520
                                                                     ----------

SEE NOTES TO FINANCIAL STATEMENTS.                HSBC INVESTOR PORTFOLIOS    90

--------------------------------------------------------------------------------
HSBC INVESTOR INTERMEDIATE DURATION FIXED INCOME PORTFOLIO
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS--OCTOBER 31, 2006 (CONTINUED)

--------------------------------------------------------------------------------
COMMERCIAL MORTGAGE BACKED SECURITIES - 10.9%
--------------------------------------------------------------------------------

                                                      SHARES OR
                                                      PRINCIPAL
                                                      AMOUNT($)        VALUE($)
                                                      ----------     ----------

Banc of America Commercial Mortgage, Inc.
   Series 2006-3, Class A4, 5.89%, 7/10/44 ........     140,000         145,971

Bear Stearns Commercial Mortgage Securities
   Series 2006-T24, Class A4, 5.54%,
   10/12/41 .......................................     200,000         203,531

Citigroup Commercial Mortgage Trust Series
   2006-C4, Class A3, 5.72%, 3/15/49 (a) ..........     180,000         186,475

Citigroup/Deutsche Bank Commercial
   Mortgage Series 2006-CD3, Class A2,
   5.56%, 10/15/48 ................................     200,000         202,547

Commercial Mortgage Pass-Through
   Certificate Series 2005-FL11, Class A1,
   5.47%, 11/15/17 (a) (b) ........................     140,143         140,161

GMAC Commercial Mortgage Securities, Inc.
   Series 1999-C3, Class A2, 7.18%, 8/15/36........     211,587         220,470

Greenwich Capital Commercial Funding
   Corp. Series 2005-GG3, Class A2, 4.305%,
   8/10/42 ........................................     225,000         219,799

Greenwich Capital Commercial Funding
   Corp. Series 2006-GG7, Class A4, 6.11%,
   6/10/16 (a) ....................................     200,000         210,038

LB-UBS Commercial Mortgage Trust Series
   2006-C1, Class A4, 5.16%, 2/15/31 ..............     200,000         198,181

LB-UBS Commercial Mortgage Trust Series
   2006-C6, Class A4, 5.37%, 9/15/39 ..............     200,000         201,076

Morgan Stanley Capital I Series 2006-IQ11,
   Class AM, 5.95%, 10/15/42 (a) ..................     200,000         207,128
                                                                     ----------
TOTAL COMMERCIAL MORTGAGE
   BACKED SECURITIES
   (COST $2,104,723) ..............................                   2,135,377
                                                                     ----------

--------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS - 9.5%
--------------------------------------------------------------------------------

Countrywide Home Loans Series
   2005-HYB8, Class 2A1, 5.34%,
   12/20/35 (a) ...................................     382,035         382,119

Freddie Mac Reference Remic Series R009,
   Class AJ, 5.75%, 12/15/18 ......................     250,000         251,456

Freddie Mac Series 2962, Class CJ, 5.50%,
   11/15/23 .......................................     308,204         308,430

J.P. Morgan Alternative Loan Trust Series
   2005-S1, Class 2A9, 6.00%, 12/25/35 ............     467,945         467,146

Morgan Stanley Mortgage Loan Trust Series
   2006-3AR, Class 2A3, 5.90%, 3/25/36 (a) ........     324,801         328,064

Residential Asset Securitization Trust Series
   2006-A1, Class 1A3, 6.00%, 4/25/36 .............     122,503         123,623
                                                                     ----------
TOTAL COLLATERALIZED
   MORTGAGE OBLIGATIONS
   (COST $1,863,431) ..............................                   1,860,838
                                                                     ----------

--------------------------------------------------------------------------------
FOREIGN BONDS - 8.0%
--------------------------------------------------------------------------------

CANADA - 1.7%

Conocophilips Canada, 5.625%, 10/15/16 ............     150,000         152,105

Nova Chemicals Corp., 6.50%, 1/15/12 ..............     200,000         188,000
                                                                     ----------
                                                                        340,105
                                                                     ----------

--------------------------------------------------------------------------------
FOREIGN BONDS, CONTINUED
--------------------------------------------------------------------------------

                                                      SHARES OR
                                                      PRINCIPAL
                                                      AMOUNT($)       VALUE($)
                                                      ----------     ----------

CAYMAN ISLANDS - 1.0%

Preferred Term Securities XXII, 5.73%,
   9/22/36, Callable 6/22/11 @ 100 (a) (b) ........     200,000         200,500
                                                                     ----------
DOMINICAN REPUBLIC - 0.2%

Dominican Republic Treasury Bill, 13.00%,
   10/22/07 (c) ...................................      50,000          43,632
                                                                     ----------
ICELAND - 2.8%

Kaupthing Bank, 6.07%, 1/15/10 (a) (b) ............     100,000          99,949
Kaupthing Bank, 7.125%, 5/19/16 (b) ...............     100,000         106,525
Kaupthing Bank, 6.125%, 10/4/16 (b) ...............     100,000         101,605
Landsbanki Islands HF, 6.10%, 8/25/09 (a)(b) ......     225,000         225,047
                                                                     ----------
                                                                        533,126
                                                                     ----------
KOREA - 1.3%

Citibank Korea Inc., 4.68%, 6/18/13,
   Callable 6/18/08 @ 100 (a) .....................     250,000         250,493
                                                                     ----------
UNITED KINGDOM - 1.0%

Granite Master Issuer plc Series 2005-4,
   Class A3, 5.46%, 12/20/54 (a) ..................     200,000         200,022
                                                                     ----------
TOTAL FOREIGN BONDS
   (COST $1,549,956) ..............................                   1,567,878
                                                                     ----------

--------------------------------------------------------------------------------
INVESTMENT COMPANIES -3.2%
--------------------------------------------------------------------------------

HSBC Investor Money Market Fund Class I
   Shares, 5.23% (d) * ............................     634,275         634,275
                                                                     ----------
TOTAL INVESTMENT COMPANIES
   (COST $634,275) ................................                     634,275
                                                                     ----------
TOTAL INVESTMENTS
   (COST $21,764,574) -- 112.0% ...................                  21,861,676
                                                                     ==========

----------
Percentages indicated are based on net assets of $19,516,568.

(a) Variable rate security. The interest rates on these securities are adjusted periodically to reflect then-current short-term interest rates. The rates presented represent the rates in effect on October 31, 2006. The maturity dates presented reflect the final maturity date. However, some of these securities may contain put or demand features that allow the fund to require the issuer to repurchase the security from the fund within various time periods, including daily, weekly, monthly, or semi-annually.

(b) Security exempt from registration under Rule 144a of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been deemed liquid by the Investment Adviser based on procedures approved by the Board of Trustees.

(c) Discount note. Rate presented represents the effective yield at time of purchase.

(d) Variable rate security. The rates presented represent the annualized one day yield that was in effect on October 31, 2006.

*     Investment in affiliate.

TBA--Security was traded on a "to be announced" basis. Represents 15.62% of net assets.

91    HSBC INVESTOR PORTFOLIOS                SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
                      HSBC INVESTOR INTERMEDIATE DURATION FIXED INCOME PORTFOLIO
--------------------------------------------------------------------------------

                 SCHEDULE OF PORTFOLIO INVESTMENTS--OCTOBER 31, 2006 (CONTINUED)

At October 31, 2006, the Portfolio's open forward currency contracts were as follows:

                                                                CURRENCY         CONTRACT                 UNREALIZED
                                                   DELIVERY      AMOUNT           VALUE                  APPRECIATION/
CURRENCY                                             DATE    (LOCAL CURRENCY)  (U.S. DOLLAR)    VALUE   (DEPRECIATION)
--------                                          ---------  ----------------  -------------  --------  --------------
SHORT CONTRACTS

Icelandic Krona vs. U.S. Dollar ................  11/2/2006     3,699,858        $ 54,264     $ 54,707      $(443)
Mexican Nuevo Peso vs. U.S. Dollar .............  11/1/2006     1,165,191         108,856      108,387        469
                                                                                 --------     --------      -----
TOTAL SHORT CONTRACTS ..........................                                 $163,120     $163,094       $ 26
                                                                                 ========     ========       ====

SEE NOTES TO FINANCIAL STATEMENTS.                HSBC INVESTOR PORTFOLIOS    92

--------------------------------------------------------------------------------
HSBC INVESTOR GROWTH PORTFOLIO
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS--OCTOBER 31, 2006

--------------------------------------------------------------------------------
COMMON STOCKS - 97.0%
--------------------------------------------------------------------------------

                                                         SHARES       VALUE($)
                                                       ----------   -----------
AEROSPACE & DEFENSE - 3.4%
General Dynamics Corp. .............................       15,700     1,116,270
The Boeing Co. .....................................       11,250       898,425
                                                                    -----------
                                                                      2,014,695
                                                                    -----------
BIOTECHNOLOGY - 3.5%
Gilead Sciences, Inc. (a) ..........................       30,600     2,108,340
                                                                    -----------
BUSINESS SERVICES - 2.9%
Paychex, Inc. ......................................       43,700     1,725,276
                                                                    -----------
CHEMICALS - 2.9%
Monsanto Co. .......................................       39,250     1,735,635
                                                                    -----------
COMPUTER SOFTWARE - 10.3%
Adobe Systems, Inc. (a) ............................       32,600     1,246,950
Automatic Data Processing, Inc. ....................       12,800       632,832
CheckFree Corp. (a) ................................       24,100       951,468
Electronic Arts, Inc. (a) ..........................       18,250       965,243
Microsoft Corp. ....................................       61,500     1,765,665
SAP AG-ADR .........................................       11,900       590,716
                                                                    -----------
                                                                      6,152,874
                                                                    -----------
COMPUTERS - 5.0%
Apple Computer, Inc. (a) ...........................       21,400     1,735,112
Research In Motion Ltd. (a) ........................       10,700     1,257,036
                                                                    -----------
                                                                      2,992,148
                                                                    -----------
CONSUMER PRODUCTS - 11.6%
Colgate-Palmolive Co. ..............................       37,700     2,411,668
Harman International Industries, Inc. ..............        4,100       419,635
PepsiCo, Inc. ......................................       31,700     2,011,048
The Procter & Gamble Co. ...........................       31,900     2,022,141
                                                                    -----------
                                                                      6,864,492
                                                                    -----------
DIVERSIFIED MANUFACTURING OPERATIONS - 3.2%
General Electric Co. ...............................       54,562     1,915,672
                                                                    -----------
ELECTRONIC COMPONENTS &
   SEMICONDUCTORS - 4.0%
Broadcom Corp., Class A (a) ........................        9,850       298,160
Emerson Electric Co. ...............................       10,200       860,880
Microchip Technology, Inc. .........................       38,000     1,251,340
                                                                    -----------
                                                                      2,410,380
                                                                    -----------
FINANCIAL SERVICES - 10.6%
Goldman Sachs Group, Inc. ..........................        7,250     1,375,978
SLM Corp. ..........................................       30,050     1,462,834
The Chicago Mercantile Exchange
   Holdings, Inc. ..................................        4,000     2,003,999
UBS AG-ADR .........................................       25,050     1,498,992
                                                                    -----------
                                                                      6,341,803
                                                                    -----------
GAMING - 1.4%
International Game Technology ......................       20,300       862,953
                                                                    -----------
HEALTH CARE - 4.2%
Baxter International, Inc. .........................       18,850       866,535
DENTSPLY International, Inc. .......................       18,050       564,604
Medtronic, Inc. ....................................       22,250     1,083,130
                                                                    -----------
                                                                      2,514,269
                                                                    -----------

--------------------------------------------------------------------------------
COMMON STOCKS, CONTINUED
--------------------------------------------------------------------------------

                                                         SHARES       VALUE($)
                                                       ----------   -----------
HOTELS & LODGING - 2.2%
Las Vegas Sands Corp. (a) ..........................       17,500     1,333,500
                                                                    -----------
INSURANCE - 0.5%
   AFLAC, Inc. .....................................        6,900       309,948
                                                                    -----------
INTERNET RELATED - 3.0%
Google, Inc., Class A (a) ..........................        3,800     1,810,282
                                                                    -----------
MOTOR VEHICLES - 0.5%
Harley-Davidson, Inc. ..............................        4,200       288,246
                                                                    -----------
OIL & GAS - 5.9%
Schlumberger Ltd. ..................................       26,450     1,668,466
Smith International, Inc. ..........................       46,450     1,833,846
                                                                    -----------
                                                                      3,502,312
                                                                    -----------
PHARMACEUTICALS - 11.8%
Abbott Laboratories ................................       11,750       558,243
Alcon, Inc.-ADR ....................................        6,050       641,784
Allergan, Inc. .....................................        8,700     1,004,850
Genentech, Inc. (a) ................................       21,229     1,768,375
Johnson & Johnson ..................................       28,150     1,897,309
Roche Holdings Ltd.-ADR ............................        6,300       551,317
Schering-Plough Corp. ..............................       27,050       598,887
                                                                    -----------
                                                                      7,020,765
                                                                    -----------
RETAIL - 2.9%
Kohl's Corp. (a) ...................................        6,000       423,600
Target Corp. .......................................        7,850       464,563
Walgreen Co. .......................................       19,867       867,791
                                                                    -----------
                                                                      1,755,954
                                                                    -----------
TELECOMMUNICATIONS - 5.2%
Cisco Systems, Inc. (a) ............................      106,950     2,580,703
QUALCOMM, Inc. .....................................       15,350       558,587
                                                                    -----------
                                                                      3,139,290
                                                                    -----------
TRANSPORTATION - 2.0%
Expeditors International of Washington, Inc. .......       25,450     1,206,585
                                                                    -----------
TOTAL COMMON STOCKS
   (COST $52,398,200) ..............................                 58,005,419
                                                                    -----------

--------------------------------------------------------------------------------
INVESTMENT COMPANIES - 3.5%
--------------------------------------------------------------------------------
HSBC Investor Money Market Fund
   Class I Shares, 5.23% (b)* ......................    2,114,763     2,114,763
                                                                    -----------
TOTAL INVESTMENT COMPANIES
   (COST $2,114,763) ...............................                  2,114,763
                                                                    -----------
TOTAL INVESTMENTS
   (COST $54,512,963) - 100.5% .....................                 60,120,182
                                                                    ===========

----------
Percentages indicated are based on net assets of $59,827,764.

(a)   Represents non-income producing security.

(b) Variable rate security. The rates presented represent the annualized one day yield that was in effect on October 31, 2006.

  *   Investment in affiliate.

ADR --American Depositary Receipt

93    HSBC INVESTOR PORTFOLIOS                SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
                                    HSBC INVESTOR INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------

                             SCHEDULE OF PORTFOLIO INVESTMENTS--OCTOBER 31, 2006

--------------------------------------------------------------------------------
COMMON STOCKS - 96.1%
--------------------------------------------------------------------------------

                                                         SHARES       VALUE($)
                                                       ----------   -----------

AUSTRALIA - 1.2%
Coles Myer, Ltd. ...................................      148,900     1,565,282
Macquarie Airports .................................      966,900     2,402,617
                                                                    -----------
                                                                      3,967,899
                                                                    -----------
AUSTRIA - 1.6%
Omv AG .............................................       49,300     2,679,403
Voestalpine AG .....................................       59,600     2,810,244
                                                                    -----------
                                                                      5,489,647
                                                                    -----------
BELGIUM - 1.7%
Fortis .............................................      106,100     4,453,102
KBC Bankverzekeringsholding ........................       11,300     1,234,342
                                                                    -----------
                                                                      5,687,444
                                                                    -----------
BRAZIL - 1.5%
Gerdau SA ADR ......................................       75,150     1,109,966
Petroleo Brasileiro SA ADR .........................       27,700     2,242,591
Unibanco ADR .......................................        8,100       637,875
Usinas Siderurgicas de Minas Gerais SA .............       30,200     1,027,125
                                                                    -----------
                                                                      5,017,557
                                                                    -----------
CANADA - 3.5%
Canadian Natural Resources Ltd. ....................       40,300     2,098,098
EnCana Corp. .......................................       30,000     1,425,047
Gerdau Ameristeel Corp. ............................      102,700     1,047,399
ING Canada, Inc. ...................................       43,693     2,302,755
IPSCO, Inc. ........................................       16,449     1,511,757
Nexen, Inc. ........................................       20,018     1,068,057
Teck Cominco, Ltd., B shares .......................       32,300     2,378,123
                                                                    -----------
                                                                     11,831,236
                                                                    -----------
CHINA - 0.3%
China Petroleum & Chemical Corp. ...................      592,000       411,074
China Telecom Corp., Ltd. ..........................    1,264,000       476,233
                                                                    -----------
                                                                        887,307
                                                                    -----------
FRANCE - 12.1%
Air France-KLM .....................................        6,400       227,941
BNP Paribas SA .....................................       57,980     6,374,071
Credit Agricole SA .................................       89,990     3,825,184
France Telecom SA ..................................      107,200     2,783,829
Michelin, B Shares .................................       20,900     1,704,239
Renault SA .........................................       62,300     7,286,248
Sanofi-Aventis .....................................       57,800     4,912,307
Societe Generale ...................................       35,385     5,879,137
Total SA ...........................................      110,600     7,487,277
                                                                    -----------
                                                                     40,480,233
                                                                    -----------
GERMANY - 9.6%
Allianz AG .........................................        9,300     1,720,104
Continental AG .....................................       51,400     5,745,145
DaimlerChrysler AG .................................       23,300     1,322,823
Deutsche Lufthansa AG ..............................      162,600     3,741,103
E.ON AG (a) ........................................       41,000     4,900,809
Fresenius Medical Care AG ..........................       11,800     1,570,543
Muenchener Rueckversicherungs-Gesellschaft
   AG ..............................................       43,400     7,021,402
RWE AG .............................................       44,500     4,385,037
TUI AG .............................................       75,300     1,643,140
                                                                    -----------
                                                                     32,050,106
                                                                    -----------
GREECE - 0.5%
Public Power Corp. .................................       61,000     1,556,837
                                                                    -----------
HONG KONG - 0.5%
China Netcom Group Corp., Ltd. .....................      462,000       821,022
Sino Land Co., Ltd. ................................      406,695       708,096
                                                                    -----------
                                                                      1,529,118
                                                                    -----------
HUNGARY - 0.3%
MOL Magyar Olaj-es Gazipari Rt. GDR ................        9,600       955,200
                                                                    -----------

--------------------------------------------------------------------------------
COMMON STOCKS, CONTINUED
--------------------------------------------------------------------------------

                                                         SHARES       VALUE($)
                                                       ----------   -----------
INDIA - 0.3%
State Bank of India GDR ............................       17,600     1,105,280
                                                                    -----------
ISRAEL - 0.4%
Bank Hapoalim BM ...................................      286,600     1,428,975
                                                                    -----------
ITALY - 3.7%
Buzzi Unicem SpA ...................................       91,400     2,408,517
ENI SpA ............................................      166,500     5,020,666
Fondiaria-SAI SpA ..................................       45,600     2,029,667
Fondiaria-SAI SpA-RNC ..............................       18,700       621,392
Italcementi SpA ....................................       91,700     2,428,124
                                                                    -----------
                                                                     12,508,366
                                                                    -----------
JAPAN - 23.6%
Alps Electric Co., Ltd. ............................       55,000       550,753
Canon, Inc. ........................................       32,250     1,729,156
East Japan Railway Co. .............................          195     1,364,033
EDION Corp. ........................................       67,800       976,937
Hitachi, Ltd. ......................................      144,000       831,195
Honda Motor Co., Ltd. ..............................       47,000     1,663,930
Isuzu Motors, Ltd. .................................      342,000     1,184,454
ITOCHU Corp. .......................................      167,000     1,330,973
Japan Tobacco, Inc. ................................        1,200     5,233,453
JFE Holdings, Inc. .................................      140,100     5,630,836
Kobe Steel, Ltd. ...................................      958,000     2,932,820
Leopalace21 Corp. ..................................       24,900       936,891
Mitsubishi Corp. ...................................      129,000     2,493,073
Mitsubishi UFJ Financial Group, Inc. ...............          172     2,162,134
Mitsui & Co., Ltd. .................................      171,000     2,335,275
Mitsui Chemicals, Inc. .............................      417,000     2,863,443
Mitsui O.S.K. Lines, Ltd. ..........................      451,000     3,760,262
Nippon Mining Holdings, Inc. .......................      360,000     2,690,611
Nippon Telegraph & Telephone Corp. .................          728     3,666,769
Nissan Motor Co., Ltd. .............................      225,100     2,696,811
ORIX Corp. .........................................       19,300     5,438,131
Sharp Corp. ........................................      216,000     3,851,206
Sony Corp. .........................................       12,510       518,843
Sumitomo Heavy Industries, Ltd. ....................      163,000     1,396,665
Sumitomo Metal Industries, Ltd. ....................      294,000     1,106,208
Sumitomo Mitsui Financial Group, Inc. ..............          598     6,545,579
The Tokyo Electric Power Co., Inc. .................       90,600     2,634,171
Tokyo Gas Co., Ltd. ................................      293,000     1,495,818
Toyota Motor Corp. .................................      123,900     7,342,459
UNY Co., Ltd. ......................................       90,000     1,130,580
                                                                    -----------
                                                                     78,493,469
                                                                    -----------
NETHERLANDS - 8.1%
ABN AMRO Holding NV ................................       97,283     2,836,655
European Aeronautic Defence and Space Co. ..........      125,160     3,393,969
ING Groep NV .......................................      190,468     8,436,457
Koninklijke Philips Electronics NV .................       52,120     1,820,382
Mittal Steel Co. NV ................................      107,652     4,622,645
Royal Dutch Shell plc, A Shares ....................       98,400     3,409,167
Wolters Kluwer NV ..................................       89,700     2,465,594
                                                                    -----------
                                                                     26,984,869
                                                                    -----------
SINGAPORE - 0.6%
Flextronics International, Ltd. (a) ................      162,400     1,883,840
                                                                    -----------

SEE NOTES TO FINANCIAL STATEMENTS.                HSBC INVESTOR PORTFOLIOS    94

--------------------------------------------------------------------------------
HSBC INVESTOR INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS--OCTOBER 31, 2006 (CONTINUED)

--------------------------------------------------------------------------------
COMMON STOCKS, CONTINUED
--------------------------------------------------------------------------------

                                                         SHARES       VALUE($)
                                                       ----------   -----------
SOUTH AFRICA - 0.7%
Sanlam, Ltd. .......................................      554,040     1,318,031
Standard Bank Group, Ltd. ..........................       59,000       693,769
Tiger Brands, Ltd. .................................       20,800       432,586
                                                                    -----------
                                                                      2,444,386
                                                                    -----------
SOUTH KOREA - 1.9%
Honam Petrochemical Corp. ..........................        8,100       507,379
Hyundai Motors Co., Second Preferred ...............       15,950       753,557
Industrial Bank of Korea GDR .......................       88,300     1,546,133
Kookmin Bank ADR ...................................       14,600     1,158,656
LG.Philips LCD Co., Ltd. (a) .......................       13,600       433,167
POSCO ADR ..........................................       29,000     2,045,079
                                                                    -----------
                                                                      6,443,971
                                                                    -----------
SPAIN - 1.7%
Endesa SA ..........................................       22,200       984,161
Repsol YPF SA ......................................      141,100     4,681,486
                                                                    -----------
                                                                      5,665,647
                                                                    -----------
SWEDEN - 0.6%
Svenska Cellusoa AB, B Shares ......................       44,800     2,057,038
                                                                    -----------
SWITZERLAND - 1.9%
Credit Suisse Group ................................       81,100     4,890,649
Novartis AG ........................................       24,830     1,507,329
                                                                    -----------
                                                                      6,397,978
                                                                    -----------
TAIWAN - 1.4%
China Steel Corp. GDR ..............................       37,746       666,217
Compal Electronics, Inc. GDR .......................      229,388     1,000,131
Gigabyte Technology Co., Ltd. ......................      261,112       189,394
Siliconware Precision Industries Co. ...............      694,000       881,442
Taiwan Semiconductor Manufacturing Co.,
   Ltd. ............................................      505,870       928,733
United Microelectronics Corp. ......................    1,570,000       876,527
                                                                    -----------
                                                                      4,542,444
                                                                    -----------
THAILAND - 0.2%
PTT Public Company Ltd. plc ........................      121,400       728,234
                                                                    -----------
UNITED KINGDOM - 18.2%
AstraZeneca plc ....................................       61,200     3,616,204
Aviva plc ..........................................      346,270     5,118,429
Barclays plc .......................................      410,200     5,535,314
BHP Billiton plc ...................................       47,100       908,222

--------------------------------------------------------------------------------
COMMON STOCKS, CONTINUED
--------------------------------------------------------------------------------

                                                         SHARES       VALUE($)
                                                       ----------   -----------
UNITED KINGDOM, CONTINUED
BP Amoco plc .......................................      125,000     1,389,949
British Aerospace plc ..............................      485,500     3,884,556
British American Tobacco plc .......................       75,900     2,068,684
Friends Provident plc ..............................      782,500     3,089,405
George Wimpey plc ..................................      167,400     1,679,428
HBOS plc ...........................................      260,121     5,392,934
Mitchells & Butlers plc ............................       99,346     1,129,323
Punch Taverns plc ..................................       91,000     1,785,981
Royal & Sun Alliance Insurance Group plc ...........      752,249     2,116,283
Royal Bank of Scotland Group plc ...................      169,100     6,024,772
Royal Dutch Shell plc, B Shares ....................       45,973     1,646,716
Sainsbury plc ......................................      410,062     3,063,929
Taylor Woodrow plc .................................      235,300     1,632,469
Vodafone Group plc .................................    2,512,958     6,470,520
Whitbread plc ......................................        1,220        32,600
Xstrata plc ........................................       96,000     4,101,469
                                                                    -----------
                                                                     60,687,187
                                                                    -----------
TOTAL COMMON STOCKS
   (COST $241,761,903) .............................                320,824,268
                                                                    -----------
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS - 2.4%
--------------------------------------------------------------------------------

Investors Bank & Trust, 3.52%, purchased on
   10/31/06, due 11/1/06 with a maturity
   value of $7,901,801 (Collateralized
   fully by various U.S. Government
   Obligations) ....................................    7,901,028     7,901,028
                                                                    -----------
TOTAL REPURCHASE AGREEMENTS
   (COST $7,901,028) ...............................                  7,901,028
                                                                    -----------
--------------------------------------------------------------------------------
RIGHTS & WARRANTS - 0.0%
--------------------------------------------------------------------------------

UNITED KINGDOM
TI Automotive Ltd., Class A (b) ....................      190,000             0
                                                                    -----------
TOTAL RIGHTS & WARRANTS
   (COST $0) .......................................                          0
                                                                    -----------
TOTAL INVESTMENTS
   (COST $249,662,931) - 98.5% .....................                328,725,296
                                                                    ===========

----------
Percentages indicated are based on net assets of $333,754,693.

(a)   Represents non-income producing security.

(b)   Illiquid security, representing 0.00% of net assets.

ADR-American Depositary Receipt

GDR-Global Depositary Receipt

95    HSBC INVESTOR PORTFOLIOS                SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
                                    HSBC INVESTOR INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------

                 SCHEDULE OF PORTFOLIO INVESTMENTS--OCTOBER 31, 2006 (CONTINUED)

                                                                     PERCENT OF
INDUSTRY                                                             NET ASSETS
--------                                                             ----------

Aerospace & Defense ..............................................       2.2%
Automotive .......................................................       8.9%
Banking & Financial Services .....................................      22.7%
Building & Construction ..........................................       3.3%
Chemicals ........................................................       1.0%
Computer Related .................................................       0.4%
Drugs--Medical ...................................................       3.5%
Electrical .......................................................       5.2%
Electronic Components & Semiconductors ...........................       2.6%
Food & Beverage ..................................................       0.9%
Insurance ........................................................       7.6%
Manufacturing ....................................................       2.1%
Metals & Mining ..................................................       9.6%
Oil & Gas ........................................................      12.8%
Publishing .......................................................       0.7%
Real Estate ......................................................       0.2%
Repurchase Agreement .............................................       2.4%
Retail ...........................................................       2.0%
Telecommunications ...............................................       4.3%
Tobacco ..........................................................       2.2%
Tourism ..........................................................       0.5%
Transportation Services ..........................................       3.4%
                                                                       ------
Total Investments ................................................      98.5%
                                                                       ------
Other assets in excess of liabilities ............................       1.5%
                                                                       ------
Net Assets .......................................................     100.0%
                                                                       ======

SEE NOTES TO FINANCIAL STATEMENTS.                HSBC INVESTOR PORTFOLIOS    96

--------------------------------------------------------------------------------
HSBC INVESTOR SMALL CAP EQUITY PORTFOLIO
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS--OCTOBER 31, 2006

--------------------------------------------------------------------------------
COMMON STOCKS - 95.5%
--------------------------------------------------------------------------------

                                                         SHARES       VALUE($)
                                                       ----------   -----------
ADVERTISING - 1.5%
Monster Worldwide, Inc. (a) ........................       87,000     3,524,370
                                                                    -----------
AEROSPACE & DEFENSE - 1.7%
Esterline Technologies Corp. (a) ...................       41,800     1,575,860
Hexcel Corp. (a) ...................................      162,900     2,637,351
                                                                    -----------
                                                                      4,213,211
                                                                    -----------
BANKING - 1.6%
East West Bancorp, Inc. ............................      107,500     3,924,825
                                                                    -----------
BIOTECHNOLOGY - 3.7%
Celgene Corp. (a) ..................................       97,400     5,205,056
Invitrogen Corp. (a) ...............................       63,200     3,666,232
                                                                    -----------
                                                                      8,871,288
                                                                    -----------
COMMERCIAL SERVICES - 3.5%
Alliance Data Systems Corp. (a) ....................       62,500     3,795,000
Schawk, Inc., Class A ..............................      107,700     2,030,145
Sotheby's Holdings, Inc. ...........................       67,200     2,553,600
                                                                    -----------
                                                                      8,378,745
                                                                    -----------
COMPUTER SOFTWARE - 9.4%
CheckFree Corp. (a) ................................       94,900     3,746,652
Red Hat, Inc. (a) ..................................      148,900     2,438,982
Satyam Computer Services  Ltd. ADR .................      190,600     4,214,166
Sina Corp. (a) .....................................       99,300     2,553,003
SRA International, Inc., ClasA  (a) ................      148,300     4,753,015
Transaction Systems Architects, Inc.,
   Class A (a) .....................................      148,700     5,012,677
                                                                    -----------
                                                                     22,718,495
                                                                    -----------
CONSUMER PRODUCTS - 0.9%
Jarden Corp. (a) ...................................       62,600     2,252,348
                                                                    -----------
DIVERSIFIED MANUFACTURING OPERATIONS - 6.5%
Actuant Corp., Class A .............................       41,600     2,135,744
AMETEK, Inc. .......................................      156,400     7,300,752
IDEX Corp. .........................................      135,300     6,345,570
                                                                    -----------
                                                                     15,782,066
                                                                    -----------
EDUCATION - 1.5%
Corinthian Colleges, Inc. (a) ......................      304,379     3,728,643
                                                                    -----------
ELECTRONIC COMPONENTS & SEMICONDUCTORS - 11.2%
Atmel Corp. (a) ....................................      647,500     3,723,125
ATMI, Inc. (a) .....................................      102,400     3,245,056
Cognos, Inc. (a) ...................................      192,300     7,015,104
Silicon Laboratories, Inc. (a) .....................       57,000     1,859,910
Thermo Electron Corp. (a) ..........................      143,400     6,147,558
Varian Semiconductor Equipment  Associates,
   Inc. (a) ........................................      138,050     5,037,445
                                                                    -----------
                                                                     27,028,198
                                                                    -----------
ENVIRONMENTAL SERVICES - 1.1%
Waste Connections, Inc. (a) ........................       63,100     2,567,539
                                                                    -----------
FINANCIAL SERVICES - 4.2%
Affiliated Managers Group, Inc. (a) ................       59,700     5,978,358
eFunds Corp. (a) ...................................      165,700     4,109,360
                                                                    -----------
                                                                     10,087,718
                                                                    -----------
HEALTH CARE - 13.4%
Charles River Laboratories International,
   Inc. (a) ........................................       83,000     3,562,360
CYTYC Corp. (a) ....................................      145,600     3,846,752
Manor Care, Inc. ...................................       90,400     4,338,296
Omnicare, Inc. .....................................      116,600     4,416,808
Pediatrix Medical Group, Inc. (a) ..................       78,300     3,518,019
Respironics, Inc. (a) ..............................      212,400     7,501,968
Ventana Medical Systems (a) ........................      126,000     5,089,140
                                                                    -----------
                                                                     32,273,343
                                                                    -----------

--------------------------------------------------------------------------------
COMMON STOCKS, CONTINUED
--------------------------------------------------------------------------------

                                                         SHARES       VALUE($)
                                                       ----------   -----------
HOTELS & LODGING - 1.1%
Strategic Hotels and Resorts, Inc. .................      121,100     2,575,797
                                                                    -----------
MEDIA - 3.0%
Dreamworks Animation SKG, Inc. (a) .................       95,500     2,525,975
Meredith Corp. .....................................       88,800     4,662,000
                                                                    -----------
                                                                      7,187,975
                                                                    -----------
OIL & GAS - 9.0%
Chesapeake Energy Corp. ............................      103,500     3,357,540
Consol Energy, Inc. ................................       86,000     3,043,540
Denbury Resources, Inc. (a) ........................      163,200     4,690,368
Grant Prideco, Inc. (a) ............................       86,500     3,267,105
Massey Energy Co. ..................................      148,300     3,744,575
Smith International, Inc. ..........................       92,600     3,655,848
                                                                    -----------
                                                                     21,758,976
                                                                    -----------
PHARMACEUTICALS - 10.0%
Alexion Pharmaceuticals, Inc. (a) ..................       68,104     2,544,365
Elan Corp. PLC ADR (a) .............................      438,300     6,346,584
MGI Pharma, Inc. (a) ...............................      213,000     4,053,390
OSI Pharmaceuticals, Inc. (a) ......................      217,100     8,310,588
Santarus, Inc. (a) .................................      384,400     2,956,036
                                                                    -----------
                                                                     24,210,963
                                                                    -----------
REAL ESTATE - 0.4%
Northstar Realty Finance Corp. .....................       62,000       939,300
                                                                    -----------
RETAIL - 6.2%
Advance Auto Parts, Inc. ...........................        6,500       227,630
Dick's Sporting Goods, Inc. (a) ....................      105,800     5,264,608
P.F. Chang's China Bistro, Inc. (a) ................       38,900     1,626,798
PETsMART, Inc. .....................................      144,200     4,150,076
Williams-Sonoma, Inc. ..............................      108,400     3,686,684
                                                                    -----------
                                                                     14,955,796
                                                                    -----------
TELECOMMUNICATIONS - 3.7%
Comverse Technology, Inc. (a) ......................      117,300     2,553,621
Polycom, Inc. (a) ..................................      236,700     6,485,580
                                                                    -----------
                                                                      9,039,201
                                                                    -----------
TRANSPORTATION - 1.9%
J.B. Hunt Transport Services, Inc. .................      210,200     4,548,728
                                                                    -----------
TOTAL COMMON STOCKS
   (COST $189,713,278) .............................                230,567,525
                                                                    -----------

--------------------------------------------------------------------------------
INVESTMENT COMPANIES - 5.5%
--------------------------------------------------------------------------------

                                                         SHARES       VALUE($)
                                                       ----------   -----------
HSBC Investor Money Market Fund Class I
   Shares, 5.23% (b)* ..............................   13,240,979    13,240,979
                                                                    -----------
TOTAL INVESTMENT COMPANIES
   (COST $13,240,979) ..............................                 13,240,979
                                                                    -----------
TOTAL INVESTMENTS
   (COST $202,954,257) - 101.0% ....................                243,808,504
                                                                    ===========

----------
Percentages indicated are based on net assets of $241,494,843.

(a)   Represents non-income producing security.

(b) Variable rate security. The rates presented represent the annualized one day yield that was in effect on October 31, 2006.

*     Investment in affiliate.

ADR-American Depository Receipt

97    HSBC INVESTOR PORTFOLIOS                SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
                                                   HSBC INVESTOR VALUE PORTFOLIO
--------------------------------------------------------------------------------

                             SCHEDULE OF PORTFOLIO INVESTMENTS--OCTOBER 31, 2006

--------------------------------------------------------------------------------
COMMON STOCKS - 93.1%
--------------------------------------------------------------------------------

                                                         SHARES       VALUE($)
                                                       ----------   -----------
AEROSPACE & DEFENSE - 4.6%
Lockheed Martin Corp. ..............................       19,400     1,686,442
Raytheon Co. .......................................       28,300     1,413,585
                                                                    -----------
                                                                      3,100,027
                                                                    -----------
BANKING - 4.7%
Bank of America Corp. ..............................       23,600     1,271,332
Wells Fargo & Co. ..................................       51,600     1,872,564
                                                                    -----------
                                                                      3,143,896
                                                                    -----------
BUSINESS SERVICES - 2.9%
Pitney Bowes, Inc. .................................       42,100     1,966,491
                                                                    -----------
COMPUTER SOFTWARE - 6.4%
CA, Inc. ...........................................      110,800     2,743,408
Microsoft Corp. ....................................       54,300     1,558,953
                                                                    -----------
                                                                      4,302,361
                                                                    -----------
CONGLOMERATES - 1.9%
Loews Corp. ........................................       33,600     1,307,712
                                                                    -----------
CONSUMER PRODUCTS - 7.7%
Altria Group, Inc. .................................       35,700     2,903,481
Kimberly-Clark Corp. ...............................       27,000     1,796,040
Tyson Foods, Inc., Class A .........................       34,200       494,190
                                                                    -----------
                                                                      5,193,711
                                                                    -----------
DIVERSIFIED MANUFACTURING OPERATIONS -1.6%
Ingersoll-Rand Co.,  Class A .......................       29,800     1,093,958
                                                                    -----------
ELECTRONIC COMPONENTS & SEMICONDUCTORS - 1.3%
Agilent Technologies, Inc. (a) .....................       24,564       874,478
                                                                    -----------
FINANCIAL SERVICES - 16.6%
Citigroup, Inc. ....................................       36,707     1,841,223
Countrywide Financial Corp. ........................       76,600     2,919,993
Fannie Mae .........................................       41,500     2,459,290
Genworth Financial, Inc., Class A ..................       50,900     1,702,096
J.P. Morgan Chase & Co. ............................       34,150     1,620,076
MGIC Investment Corp. ..............................       11,800       693,368
                                                                    -----------
                                                                     11,236,046
                                                                    -----------
GAS & ELECTRIC UTILITY - 2.0%
Dominion Resources, Inc. ...........................       17,000     1,376,830
                                                                    -----------
INSURANCE - 8.1%
Aetna, Inc. ........................................       16,600       684,252
AON Corp. ..........................................       46,400     1,614,256
Radian Group, Inc. .................................       17,400       927,420
The Hartford Financial Services Group, Inc. ........       25,700     2,240,269
                                                                    -----------
                                                                      5,466,197
                                                                    -----------
MEDIA - 11.2%
CBS Corp., Class B .................................       33,050       956,467
Clear Channel Communications, Inc. .................       33,500     1,167,475
Comcast Corp., Special Class A (a) .................       42,300     1,712,304
Liberty Media Capital  Group, Class A (a) ..........        5,017       446,814
Liberty Media Interactive Group, Class A (a) .......       37,087       818,510
Viacom Inc., Class B (a) ...........................       63,800     2,483,096
                                                                    -----------
                                                                      7,584,666
                                                                    -----------

--------------------------------------------------------------------------------
COMMON STOCKS, CONTINUED
--------------------------------------------------------------------------------

                                                         SHARES       VALUE($)
                                                       ----------   -----------
METALS & MINING - 6.2%
Barrick Gold Corp. .................................       62,700     1,943,700
POSCO ADR ..........................................       11,800       832,136
Rio Tinto PLC ADR ..................................        2,900       642,031
United States Steel Corp. ..........................       10,900       736,840
                                                                    -----------
                                                                      4,154,707
                                                                    -----------
OIL & GAS - 7.4%
Apache Corp. .......................................       12,200       796,904
ConocoPhillips .....................................       16,271       980,165
Noble Energy, Inc. .................................       65,500     3,185,265
                                                                    -----------
                                                                      4,962,334
                                                                    -----------
PAPER PRODUCTS - 1.3%
International Paper Co. ............................       26,800       893,780
                                                                    -----------
TELECOMMUNICATIONS - 7.4%
AT&T, Inc. .........................................       44,900     1,537,825
BellSouth Corp. ....................................       21,050       949,355
Motorola, Inc. .....................................       70,200     1,618,812
Sprint Nextel Corp. ................................       45,600       852,264
                                                                    -----------
                                                                      4,958,256
                                                                    -----------
TRANSPORTATION - 1.8%
Union Pacific Corp. ................................       13,200     1,196,316
                                                                    -----------
TOTAL COMMON STOCKS
   (COST $50,318,029) ..............................                 62,811,766
                                                                    -----------

--------------------------------------------------------------------------------
INVESTMENT COMPANIES - 6.7%
--------------------------------------------------------------------------------

                                                         SHARES       VALUE($)
                                                       ----------   -----------
HSBC Investor Money Market Fund
   Class I Shares, 5.23% (b)* ......................    4,508,066     4,508,066
                                                                    -----------
TOTAL INVESTMENT COMPANIES
   (COST $4,508,066) ...............................                  4,508,066
                                                                    -----------

--------------------------------------------------------------------------------
RIGHTS AND WARRANTS - 0.1%
--------------------------------------------------------------------------------

AEROSPACE & DEFENSE
Raytheon Co., 37.5 strike price, expires
   6/16/11 (a) .....................................        4,833        75,975
                                                                    -----------
TOTAL RIGHTS AND WARRANTS
   (COST $0) .......................................                     75,975
                                                                    -----------
TOTAL INVESTMENTS
   (COST $54,826,095) - 99.9% ......................                 67,395,807
                                                                    ===========

----------
Percentages indicated are based on net assets of $67,432,095.

(a)   Represents non-income producing security.

(b) Variable rate security. The rates presented represent the annualized one day yield that was in effect on October 31, 2006.

*     Investment in affiliate.

ADR-American Depository Receipt

SEE NOTES TO FINANCIAL STATEMENTS                 HSBC INVESTOR PORTFOLIOS    98

HSBC INVESTOR PORTFOLIOS

STATEMENTS OF ASSETS AND LIABILITIES--OCTOBER 31, 2006

                                                                                INTERMEDIATE
                                                   CORE PLUS      HIGH YIELD      DURATION                   INTERNATIONAL
                                                  FIXED INCOME   FIXED INCOME   FIXED INCOME     GROWTH          EQUITY
                                                   PORTFOLIO      PORTFOLIO       PORTFOLIO     PORTFOLIO      PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------
ASSETS:
   Investments in non-affiliates, at value        $123,095,860   $ 12,576,265   $ 21,227,401   $58,005,419   $ 328,725,296
   Investments in affiliates, at value               2,998,076             --        634,275     2,114,763              --
   Cash                                                     --             16             --            --          44,591
   Foreign currency                                         --             --             --            --       2,125,252
   Interest and dividends receivable                   989,785        261,881        155,141        50,388         636,904
   Receivable for investments sold                  13,281,508         32,289      2,026,784       142,543       2,718,203
   Unrealized appreciation on forward foreign
      currency contracts                                 2,472             --            469            --              --
   Prepaid expenses and other assets                     1,698            301            490           774           4,559
                                                  ------------   ------------   ------------   -----------   -------------
   TOTAL ASSETS                                    140,369,399     12,870,752     24,044,560    60,313,887     334,254,805
                                                  ------------   ------------   ------------   -----------   -------------

--------------------------------------------------------------------------------------------------------------------------
LIABILITIES:
   Payable for investments purchased                29,121,190        135,219      4,517,975       457,514         192,318
   Unrealized depreciation on forward foreign
      currency contracts                                 2,232             --            443            --              --
   Accrued expenses and other liabilities:
         Investment management                          44,042          6,316          6,626        24,589         238,047
         Administration                                  6,794            404          1,822         1,966          14,078
         Accounting                                         --             --             --           388              --
         Compliance service                                  1             --             --            --              --
         Custodian                                          --          9,975            516            --          46,608
         Trustee                                           167             17             34            83             465
         Other                                           3,042             56            576         1,583           8,596
                                                  ------------   ------------   ------------   -----------   -------------
   TOTAL LIABILITIES                                29,177,468        151,987      4,527,992       486,123         500,112
                                                  ------------   ------------   ------------   -----------   -------------

--------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
   Applicable to investors' beneficial interest   $111,191,931   $ 12,718,765   $ 19,516,568   $59,827,764   $ 333,754,693
                                                  ============   ============   ============   ===========   =============
   Total Investments, at cost                     $125,181,696   $ 12,509,676   $ 21,764,574   $54,512,963   $ 249,662,931
                                                  ============   ============   ============   ===========   =============
   Foreign currency, at cost                                                                                 $   2,091,355
                                                                                                             =============

99    HSBC INVESTOR PORTFOLIOS                SEE NOTES TO FINANCIAL STATEMENTS.

                                                        HSBC INVESTOR PORTFOLIOS

                                                  SMALL CAP
                                                    EQUITY         VALUE
                                                  PORTFOLIO      PORTFOLIO
---------------------------------------------------------------------------
ASSETS:
   Investments in non-affiliates, at value       $230,567,525   $62,887,741
   Investments in affiliates, at value             13,240,979     4,508,066
   Cash                                                 4,765            --
   Interest and dividends receivable                   61,218        69,383
   Receivable for investments sold                  4,265,643            --
   Prepaid expenses and other assets                    7,919           805
                                                 ------------   -----------
   TOTAL ASSETS                                   248,148,049    67,465,995
                                                 ------------   -----------

---------------------------------------------------------------------------
LIABILITIES:
   Payable for investments purchased                6,470,680            --
   Accrued expenses and other liabilities:
      Investment management                           163,675        29,600
      Administration                                   12,040         2,202
      Accounting                                          114           200
      Trustee                                             329            95
      Other                                             6,368         1,803
                                                 ------------   -----------
   TOTAL LIABILITIES                                6,653,206        33,900
                                                 ------------   -----------

---------------------------------------------------------------------------
NET ASSETS:
   Applicable to investors' beneficial interest  $241,494,843   $67,432,095
                                                 ============   ===========
   Total Investments, at cost                    $202,954,257   $54,826,095
                                                 ============   ===========

SEE NOTES TO FINANCIAL STATEMENTS.                HSBC INVESTOR PORTFOLIOS   100

HSBC INVESTOR PORTFOLIOS

STATEMENTS OF OPERATIONS--FOR THE YEAR ENDED OCTOBER 31, 2006

                                                                                   INTERMEDIATE
                                                      CORE PLUS      HIGH YIELD      DURATION                   INTERNATIONAL
                                                    FIXED INCOME    FIXED INCOME   FIXED INCOME     GROWTH          EQUITY
                                                      PORTFOLIO    PORTFOLIO (a)     PORTFOLIO     PORTFOLIO      PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
   Interest                                         $  6,074,170   $     764,816   $  1,208,927   $         1   $     134,644
   Dividends                                                  --          10,683             --       499,254       9,042,924
   Dividend income from affiliated investments            97,176              --         26,213        95,644              --
   Foreign tax withholding                                    --              --             --            --        (974,388)
   Income from securities lending                         17,878              --          3,075            19              --
                                                    ------------   -------------   ------------   -----------   -------------
   TOTAL INVESTMENT INCOME                             6,189,224         775,499      1,238,215       594,918       8,203,180
                                                    ------------   -------------   ------------   -----------   -------------

------------------------------------------------------------------------------------------------------------------------------
EXPENSES:
   Investment management                                 521,319          56,612         92,601       274,052       1,905,467
   Administration                                         41,473           3,535          8,677        20,859         106,142
   Accounting                                             65,688          57,056         59,562        52,882          92,992
   Compliance service                                      1,593             131            341           789           3,930
   Custodian                                              45,750          57,077         13,418        25,798         276,849
   Interest                                                4,939              --             --            --              --
   Trustee                                                 3,105             217            689         1,477           7,462
   Other                                                  18,240           1,101          4,014         8,815          42,574
                                                    ------------   -------------   ------------   -----------   -------------
   TOTAL EXPENSES                                        702,107         175,729        179,302       384,672       2,435,416
                                                    ------------   -------------   ------------   -----------   -------------

------------------------------------------------------------------------------------------------------------------------------
   NET INVESTMENT INCOME (LOSS)                        5,487,117         599,770      1,058,913       210,246       5,767,764
                                                    ------------   -------------   ------------   -----------   -------------
------------------------------------------------------------------------------------------------------------------------------
NET REALIZED/UNREALIZED GAINS (LOSSES) FROM
  INVESTMENTS AND FOREIGN CURRENCIES:
   Net realized gains (losses) from investments
     and foreign currency transactions                (2,015,195)         36,553       (458,266)    3,913,855      31,508,299
   Change in unrealized appreciation/depreciation
     from investments and foreign currencies           2,496,112          66,589        518,623      (380,204)     39,700,669
                                                    ------------   -------------   ------------   -----------   -------------

------------------------------------------------------------------------------------------------------------------------------
   Net realized/unrealized gains (losses) from
     investments and foreign currency
     transactions                                        480,917         103,142         60,357     3,533,651      71,208,968
                                                    ------------   -------------   ------------   -----------   -------------
   CHANGE IN NET ASSETS RESULTING FROM
     OPERATIONS                                     $  5,968,034   $     702,912   $  1,119,270   $ 3,743,897   $  76,976,732
                                                    ============   =============   ============   ===========   =============

(a) The High Yield Fixed Income Portfolio commenced operations on November 18, 2005.

101   HSBC INVESTOR PORTFOLIOS                SEE NOTES TO FINANCIAL STATEMENTS.

                                                        HSBC INVESTOR PORTFOLIOS

                                                        SMALL CAP
                                                         EQUITY          VALUE
                                                        PORTFOLIO      PORTFOLIO
----------------------------------------------------------------------------------
INVESTMENT INCOME:
   Dividends                                          $    947,741   $  1,051,111
   Dividend income from affiliated investments             244,837        115,771
   Income from securities lending                            7,230            113
                                                      ------------   ------------
   TOTAL INVESTMENT INCOME                               1,199,808      1,166,995
                                                      ------------   ------------

----------------------------------------------------------------------------------
EXPENSES:
   Investment management                                 1,868,748        316,677
   Administration                                           87,545         22,605
   Accounting                                               53,770         52,651
   Compliance service                                        3,296            849
   Custodian                                                86,396         21,762
   Trustee                                                   6,294          1,607
   Other                                                    31,376          9,827
                                                      ------------   ------------
   TOTAL EXPENSES                                        2,137,425        425,978
                                                      ------------   ------------

----------------------------------------------------------------------------------
   NET INVESTMENT INCOME (LOSS)                           (937,617)       741,017
                                                      ------------   ------------

----------------------------------------------------------------------------------
NET REALIZED/UNREALIZED GAINS (LOSSES) FROM
  INVESTMENTS AND FOREIGN CURRENCIES:
   Net realized gains (losses) from investments
     and foreign currency transactions                  38,504,562      5,586,911
   Change in unrealized appreciation/depreciation
     from investments and foreign currencies             3,658,201      5,704,297
                                                      ------------   ------------

----------------------------------------------------------------------------------
   Net realized/unrealized gains (losses) from
     investments and foreign currency transactions      42,162,763     11,291,208
                                                      ------------   ------------
   CHANGE IN NET ASSETS RESULTING FROM
     OPERATIONS                                       $ 41,225,146   $ 12,032,225
                                                      ============   ============

SEE NOTES TO FINANCIAL STATEMENTS.                HSBC INVESTOR PORTFOLIOS   102

HSBC INVESTOR PORTFOLIOS

STATEMENTS OF CHANGES IN NET ASSETS

                                                                     CORE PLUS                    HIGH YIELD
                                                                   FIXED INCOME                  FIXED INCOME
                                                                     PORTFOLIO                    PORTFOLIO
------------------------------------------------------------------------------------------------------------------
                                                           FOR THE            FOR THE              FOR THE
                                                          YEAR ENDED         YEAR ENDED          PERIOD ENDED
                                                       OCTOBER 31, 2006   OCTOBER 31, 2005   OCTOBER 31, 2006 (a)
------------------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
OPERATIONS:
   Net investment income                               $      5,487,117   $      6,493,010   $            599,770
   Net realized gains (losses) from investment and
     foreign currency transactions                           (2,015,195)         7,083,274                 36,553
   Change in unrealized appreciation/depreciation
     from investments and foreign currencies                  2,496,112        (10,643,468)                66,589
                                                       ----------------   ----------------   --------------------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS                5,968,034          2,932,816                702,912
                                                       ----------------   ----------------   --------------------
Proceeds from contributions                                  23,850,640         31,409,368             13,667,509
Value of withdrawals                                        (41,156,523)       (81,271,788)            (1,651,656)
                                                       ----------------   ----------------   --------------------
CHANGE IN NET ASSETS FROM TRANSACTIONS IN INVESTORS'
  BENEFICIAL INTEREST                                       (17,305,883)       (49,862,420)            12,015,853
                                                       ----------------   ----------------   --------------------
CHANGE IN NET ASSETS                                        (11,337,849)       (46,929,604)            12,718,765
------------------------------------------------------------------------------------------------------------------
NET ASSETS:
   Beginning of period                                      122,529,780        169,459,384                     --
                                                       ----------------   ----------------   --------------------
   End of period                                       $    111,191,931   $    122,529,780   $         12,718,765
                                                       ================   ================   ====================

----------
(a) The High Yield Fixed Income Portfolio commenced operations on November 18, 2005.

103   HSBC INVESTOR PORTFOLIOS                SEE NOTES TO FINANCIAL STATEMENTS.

                                                        HSBC INVESTOR PORTFOLIOS

                                                              INTERMEDIATE DURATION
                                                                  FIXED INCOME
                                                                   PORTFOLIO
-------------------------------------------------------------------------------------------
                                                           FOR THE             FOR THE
                                                          YEAR ENDED         YEAR ENDED
                                                       OCTOBER 31, 2006   OCTOBER 31, 2005
-------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
OPERATIONS:
   Net investment income                               $      1,058,913   $      1,897,871
   Net realized gains (losses) from investment and
     foreign currency transactions                             (458,266)          (162,231)
   Change in unrealized appreciation/depreciation
     from investments and foreign currencies                    518,623         (1,247,772)
                                                       ----------------   ----------------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS                1,119,270            487,868
                                                       ----------------   ----------------
Proceeds from contributions                                   1,801,738          6,926,443
Value of withdrawals                                        (16,214,126)       (38,301,414)
                                                       ----------------   ----------------
CHANGE IN NET ASSETS FROM TRANSACTIONS IN INVESTORS'
  BENEFICIAL INTEREST                                       (14,412,388)       (31,374,971)
                                                       ----------------   ----------------
CHANGE IN NET ASSETS                                        (13,293,118)       (30,887,103)
-------------------------------------------------------------------------------------------
NET ASSETS:
   Beginning of period                                       32,809,686         63,696,789
                                                       ----------------   ----------------
   End of period                                       $     19,516,568   $     32,809,686
                                                       ================   ================

SEE NOTES TO FINANCIAL STATEMENTS.                HSBC INVESTOR PORTFOLIOS   104

HSBC INVESTOR PORTFOLIOS

                                                                 GROWTH                       INTERNATIONAL EQUITY
                                                                PORTFOLIO                           PORTFOLIO
----------------------------------------------------------------------------------------------------------------------------
                                                      FOR THE            FOR THE            FOR THE           FOR THE
                                                     YEAR ENDED        PERIOD ENDED        YEAR ENDED        YEAR ENDED
                                                  OCTOBER 31, 2006   OCTOBER 31, 2005   OCTOBER 31, 2006   OCTOBER 31, 2005
----------------------------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
OPERATIONS:
   Net investment income                          $        210,246   $        403,238   $      5,767,764   $      4,381,037
   Net realized gains (losses) from
     investment and foreign currency
     transactions                                        3,913,855          2,375,542         31,508,299         18,977,305
   Change in unrealized
     appreciation/depreciation from
     investments and foreign currencies                   (380,204)         3,995,556         39,700,669         17,737,274
                                                  ----------------   ----------------   ----------------   ----------------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS           3,743,897          6,774,336         76,976,732         41,095,616
                                                  ----------------   ----------------   ----------------   ----------------
Proceeds from contributions                             15,350,040         15,081,868         62,831,133         68,931,727
Value of withdrawals                                    (8,680,872)       (22,121,709)       (36,283,024)       (99,822,646)
                                                  ----------------   ----------------   ----------------   ----------------
CHANGE IN NET ASSETS FROM TRANSACTIONS IN
  INVESTORS' BENEFICIAL INTEREST                         6,669,168         (7,039,841)        26,548,109        (30,890,919)
                                                  ----------------   ----------------   ----------------   ----------------
CHANGE IN NET ASSETS                                    10,413,065           (265,505)       103,524,841         10,204,697
----------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
   Beginning of period                                  49,414,699         49,680,204        230,229,852        220,025,155
                                                  ----------------   ----------------   ----------------   ----------------
   End of period                                  $     59,827,764   $     49,414,699   $    333,754,693   $    230,229,852
                                                  ================   ================   ================   ================

105   HSBC INVESTOR PORTFOLIOS                SEE NOTES TO FINANCIAL STATEMENTS.

                                                        HSBC INVESTOR PORTFOLIOS

                                                          SMALL CAP EQUITY                             VALUE
                                                              PORTFOLIO                              PORTFOLIO
----------------------------------------------------------------------------------------------------------------------------
                                                      FOR THE            FOR THE            FOR THE            FOR THE
                                                     YEAR ENDED         YEAR ENDED         YEAR ENDED         YEAR ENDED
                                                  OCTOBER 31, 2006   OCTOBER 31, 2005   OCTOBER 31, 2006   OCTOBER 31, 2005
----------------------------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
OPERATIONS:
   Net investment income (loss)                   $       (937,617)  $     (1,294,078)  $        741,017   $        721,613
   Net realized gains (losses) from
     investment transactions                            38,504,562         62,035,547          5,586,911          4,124,126
   Change in unrealized
     appreciation/depreciation from
     investments                                         3,658,201        (17,237,446)         5,704,297          4,254,259
                                                  ----------------   ----------------   ----------------   ----------------
CHANGE IN NET ASSETS RESULTING FROM
   OPERATIONS                                           41,225,146         43,504,023         12,032,225          9,099,998
                                                  ----------------   ----------------   ----------------   ----------------
Proceeds from contributions                             22,244,597         24,917,377         13,285,641         14,013,050
Value of withdrawals (a)                               (40,753,125)      (208,976,448)       (12,036,219)       (30,376,597)
                                                  ----------------   ----------------   ----------------   ----------------
CHANGE IN NET ASSETS FROM TRANSACTIONS IN
  INVESTORS' BENEFICIAL INTEREST                       (18,508,528)      (184,059,071)         1,249,422        (16,363,547)
                                                  ----------------   ----------------   ----------------   ----------------
CHANGE IN NET ASSETS                                    22,716,618       (140,555,048)        13,281,647         (7,263,549)
----------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
   Beginning of period                                 218,778,225        359,333,273         54,150,448         61,413,997
                                                  ----------------   ----------------   ----------------   ----------------
   End of period                                  $    241,494,843   $    218,778,225   $     67,432,095   $     54,150,448
                                                  ================   ================   ================   ================

----------

(a) During the year ended October 31, 2005, the Small Cap Equity Portfolio delivered cash and securities with a market value of $61,810,186 in connection with a redemption in-kind of the HSBC Investor Small Cap Equity Fund.

SEE NOTES TO FINANCIAL STATEMENTS.                HSBC INVESTOR PORTFOLIOS   106

--------------------------------------------------------------------------------
HSBC INVESTOR PORTFOLIOS
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                                       RATIOS/SUPPLEMENTARY DATA
                                               ------------------------------------------------------------------------
                                                               RATIO OF    RATIO OF NET
                                               NET ASSETS AT   EXPENSES     INVESTMENT       RATIO OF
                                                   END OF     TO AVERAGE  INCOME (LOSS)      EXPENSES
                                      TOTAL        PERIOD         NET       TO AVERAGE      TO AVERAGE       PORTFOLIO
                                    RETURN(a)      (000'S)     ASSETS(b)  NET ASSETS(b)  NET ASSETS(b)(c)   TURNOVER(a)
-----------------------------------------------------------------------------------------------------------------------
CORE PLUS FIXED INCOME PORTFOLIO
Year ended October 31, 2002                       $385,802     0.48%         5.14%             0.48%           77.82%
Year ended October 31, 2003         5.80%          203,551     0.48%         4.38%             0.48%           70.91%
Year ended October 31, 2004         5.56%          169,459     0.52%         4.31%             0.52%           34.88%
Year ended October 31, 2005         1.64% (d)      122,530     0.40% (d)     4.25% (d)         0.53%          176.60%
Year ended October 31, 2006         5.55%          111,192     0.63%         4.96%             0.63%          273.91%
-----------------------------------------------------------------------------------------------------------------------
HIGH YIELD FIXED INCOME PORTFOLIO
Period ended October 31, 2006 (e)   7.41%         $ 12,719     1.86%         6.33%             1.86%           13.61%
-----------------------------------------------------------------------------------------------------------------------
INTERMEDIATE DURATION FIXED
  INCOME PORTFOLIO
Year ended October 31, 2002                       $149,815     0.51%         4.60%             0.51%           44.04%
Year ended October 31, 2003         4.42%           84,488     0.53%         3.70%             0.53%           98.42%
Year ended October 31, 2004         4.48%           63,697     0.57%         3.54%             0.57%           50.06%
Year ended October 31, 2005         0.76% (d)       32,810     0.49% (d)     3.85% (d)         0.58%          107.26%
Year ended October 31, 2006         5.29%           19,517     0.78%         4.58%             0.78%          236.51%
-----------------------------------------------------------------------------------------------------------------------
GROWTH PORTFOLIO
Period ended October 31, 2004 (e)  (0.86%)        $ 49,680     0.72%         0.06%             0.72%           53.08%
Year ended October 31, 2005        13.59% (d)       49,415     0.63% (d)     0.77% (d)         0.68%           79.54%
Year ended October 31, 2006         7.53%           59,828     0.69%         0.38%             0.69%           75.06%
-----------------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY PORTFOLIO
Year ended October 31, 2002                       $256,616     0.91%         0.63%             0.91%           31.63%
Year ended October 31, 2003        23.70%          201,805     0.96%         1.00%             0.96%           68.51%
Year ended October 31, 2004        20.29%          220,025     0.94%         1.53%             0.94%          106.11%
Year ended October 31, 2005        19.54%          230,230     0.84%         1.92%             0.84%           31.32%
Year ended October 31, 2006        32.79%          333,755     0.86%         2.03%             0.86%           33.39%
-----------------------------------------------------------------------------------------------------------------------
SMALL CAP EQUITY PORTFOLIO
Year ended October 31, 2002                       $266,217     0.99%        (0.78%)            0.99%          103.90%
Year ended October 31, 2003        33.30%          426,181     0.91%        (0.62%)            0.91%          152.05%
Year ended October 31, 2004         5.93%          359,333     0.88%        (0.52%)            0.88%           81.75%
Year ended October 31, 2005        14.35% (d)      218,778     0.85% (d)    (0.45%) (d)        0.90%           63.95%
Year ended October 31, 2006        19.54%          241,495     0.91%        (0.40%)            0.91%           60.83%
-----------------------------------------------------------------------------------------------------------------------
VALUE PORTFOLIO
Period ended October 31, 2004 (e)   6.12%         $ 61,414     0.71%         1.28%             0.71%           10.33%
Year ended October 31, 2005        15.23% (d)       54,150     0.64% (d)     1.15% (d)         0.69%           16.45%
Year ended October 31, 2006        22.21%           67,432     0.71%         1.23%             0.71%           20.63%
-----------------------------------------------------------------------------------------------------------------------

(a)   Not annualized for periods less than one year.

(b)   Annualized for periods less than one year.

(c) During the period, certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

(d) During the year ended October 31, 2005, HSBC reimbursed certain amounts to the Portfolios related to violations of certain investment policies and limitations. The corresponding impact to the net expense ratio, net income ratio and total return were 0.12%, 0.09%, 0.05%, 0.04% and 0.05% for the Core Plus Fixed Income Portfolio, Intermediate Duration Fixed Income Portfolio, Growth Portfolio, Small Cap Equity Portfolio and Value Portfolio, respectively.

(e)   High Yield Fixed Income Portfolio commenced operations on November 18,
      2005.

      Growth Portfolio commenced operations on May 7, 2004.

      Value Portfolio commenced operations on May 7, 2004.

107   HSBC INVESTOR PORTFOLIOS                SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
                                                        HSBC INVESTOR PORTFOLIOS
--------------------------------------------------------------------------------

                                 NOTES TO FINANCIAL STATEMENTS--OCTOBER 31, 2006

1.    ORGANIZATION:

            The HSBC Investor Portfolios (the "Portfolio Trust"), is an open-end management investment company organized as a New York trust under the laws of the State of New York on November 1, 1994. The Portfolio Trust contains the following master funds (individually a "Portfolio," collectively the "Portfolios"):

PORTFOLIO                                                SHORT NAME
---------                                                ----------
HSBC Investor Core Plus Fixed Income Portfolio           Core Plus Fixed Income Portfolio
   (formerly the HSBC Investor Fixed Income Portfolio)
HSBC Investor High Yield Fixed Income Portfolio          High Yield Fixed Income Portfolio
HSBC Investor Intermediate Duration Fixed                Intermediate Duration Fixed Income Portfolio
   Income Portfolio (formerly the HSBC Investor
   Limited Maturity Portfolio)
HSBC Investor Growth Portfolio                           Growth Portfolio
HSBC Investor International Equity Portfolio             International Equity Portfolio
HSBC Investor Small Cap Equity Portfolio                 Small Cap Equity Portfolio
HSBC Investor Value Portfolio                            Value Portfolio

            The Portfolios operate as master funds in master-feeder arrangements, in which other funds invest their assets in the Portfolios. The Declaration of Trust permits the Board of Trustees to issue an unlimited number of beneficial interests in the Portfolios.

            The Portfolios are diversified series of the Portfolio Trust and are part of the HSBC Investor Family of Funds. Financial Statements for all other funds of the HSBC Investor Family of Funds are published separately.

            Under the Portfolio Trust's organizational documents, the Portfolios' officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Portfolios. In addition, in the normal course of business, the Portfolios enter into contracts with their service providers, which also provide for indemnifications by the Portfolios. The Portfolios' maximum exposure under these arrangements is unknown as this would involve any future claims that may be made against the Portfolios. However, based on experience, the Portfolios expect that risk of loss to be remote.

2.    SIGNIFICANT ACCOUNTING POLICIES:

            The following is a summary of the significant accounting policies followed by the Portfolios in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

      SECURITIES VALUATION:

            Bonds and other fixed income securities (other than short-term obligations but including listed issues) are valued on the basis of valuations furnished by a pricing service, the use of which has been approved by the Portfolios' Board of Trustees. In making such valuations, the pricing service utilizes both dealer-supplied valuations and the use of matrix techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics other than market data and without exclusive reliance upon quoted prices or exchanges or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. All debt portfolio securities with a remaining maturity of 60 days or less are valued at amortized cost. Under the amortized cost method, premium or discount, if any, is amortized or accreted, respectively, on a constant (straight-line) basis to the maturity of the security.

            The value of each equity security is based either on the last sale price on a national securities exchange, or in the absence of recorded sales, at the closing bid prices on such exchanges, or at the quoted bid price in the over-the-counter market. Securities or other assets for which market quotations are not readily available, or are deemed unreliable due to

                                                  HSBC INVESTOR PORTFOLIOS   108

--------------------------------------------------------------------------------
HSBC INVESTOR PORTFOLIOS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS--OCTOBER 31, 2006 (CONTINUED)

      a significant event or otherwise, are valued by or at the direction of the Portfolios' Board of Trustees. Examples of potentially significant events that could affect the value of an individual security include corporate actions by the issuer, announcements by the issuer relating to its earnings or products, regulatory news, natural disasters and litigation. Examples of potentially significant events that could affect multiple securities held by a Portfolio include governmental actions, natural disasters and armed conflicts. In addition, if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Portfolios' net assets are calculated, such securities may be valued using fair value pricing in accordance with procedures adopted by the Board of Trustees. Management identifies possible fluctuations in foreign securities by monitoring the rise or fall in the value of a designated benchmark index. In the event of a rise or fall greater than predetermined levels, the International Equity Portfolio may use a systematic valuation model provided by an independent third party to value its foreign securities, rather than local market closing prices. When the International Equity Portfolio uses such a valuation model, the value assigned to the International Equity Portfolio's foreign securities may not be the quoted or published prices of the investment on their primary markets or exchanges.

      SECURITIES TRANSACTIONS AND RELATED INCOME:

            During the period, security transactions are accounted for no later than one business day following trade date. For financial reporting purposes, however, changes in holdings are accounted for on trade date on the last business day of the reporting period. Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

      FOREIGN CURRENCY TRANSLATION:

            The accounting records of the Portfolios are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Portfolios do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

      FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS:

            The Portfolios may enter into forward foreign currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolio securities denominated in a particular currency. The Portfolios could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date.

      FUTURES CONTRACTS:

            Each Portfolio may invest in futures contracts for the purpose of hedging their existing portfolio securities or securities it intends to purchase against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a futures contract, the Portfolio is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as "variation margin," are made or received by the Portfolio each day, depending on the daily fluctuations in the fair value of the underlying security. The Portfolio recognizes a gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

109   HSBC INVESTOR PORTFOLIOS

--------------------------------------------------------------------------------
                                                        HSBC INVESTOR PORTFOLIOS
--------------------------------------------------------------------------------

                     NOTES TO FINANCIAL STATEMENTS--OCTOBER 31, 2006 (CONTINUED)

      MORTGAGE DOLLAR ROLL TRANSACTIONS:

            The Core Plus Fixed Income Portfolio, the High Yield Fixed Income Portfolio and the Intermediate Duration Fixed Income Portfolio may engage in dollar roll transactions with respect to mortgage securities issued by the Government National Mortgage Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation. In a dollar roll transaction, the Portfolio sells a mortgage-backed security and simultaneously agrees to repurchase a similar security on a specified future date at an agreed upon price. During the roll period, the Portfolio will not be entitled to receive any interest or principal paid on the securities sold. The Portfolio is compensated for the lost interest on the securities sold by the difference between the sales price and the lower price for the future repurchase as well as by the interest earned on the reinvestment of the sales proceeds. The Portfolio may also be compensated by receipt of a commitment fee.

      RESTRICTED AND ILLIQUID SECURITIES:

            A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the "1933 Act") or pursuant to the resale limitations provided by Rule 144 under the 1933 Act, or an exemption from the registration requirements of the 1933 Act. Certain restricted securities may be resold in transactions exempt from registration, normally to qualified institutional buyers, and may be deemed liquid by the investment adviser based on procedures established by the Board of Trustees. Therefore, not all restricted securities are considered illiquid. At October 31, 2006 the HSBC Core Plus Fixed Income Portfolio held restricted securities that were illiquid, representing 0.03% of net assets, as follows:

                                        ACQUISITION   ACQUISITION   PRINCIPAL
SECURITY NAME                               DATE         COST($)     AMOUNT($)   VALUE($)
-------------                           -----------   -----------   ----------   --------
FHA Weyerhauser, 7.43%, 1/1/24            3/28/2002      32,060       33,926     33,926

      SECURITY LOANS:

            To generate additional income, the Portfolios may lend portfolio securities in amounts up to 33 1/3%, except for the Small Cap Equity Portfolio, which may lend up to 30%, of its respective assets pursuant to agreements requiring that the loan be collateralized by cash, U.S. Government or U.S. Government agency securities, equal at all times to at least 100% of the fair value of the loaned securities. HSBC Bank USA ("HSBC Bank"), an affiliate of the Investment Adviser (defined below), acted as the securities lending agent for this activity through March 30, 2006. The Portfolios receive payments from borrowers equivalent to the dividends and interest that would have been earned on securities loaned while simultaneously seeking to earn income on the investment of collateral. Collateral is marked to market daily to provide the required level of collateral. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by HSBC Bank to be of good standing and creditworthy under guidelines approved by the Board of Trustees and when, in the judgment of HSBC Bank, the amounts that can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Portfolios or the borrower at any time and are, therefore, not considered to be illiquid investments. As of October 31, 2006 the Portfolios did not have any securities on loan.

      REPURCHASE AGREEMENTS:

            The Funds may enter into repurchase agreements with an entity which is a member of the Federal Reserve System or which is a "primary dealer" (as designated by the Federal Reserve Bank of New York) in U.S. Government obligations. The repurchase price generally equals the price paid by a Portfolio plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller, under a repurchase agreement, is required to maintain the collateral held pursuant to the agreement, with a fair value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Portfolios' custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. In the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. There is potential for loss to the Portfolio in the event the Portfolio is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the fair value of the underlying securities during the period while the Portfolio seeks to assert its rights.

                                                  HSBC INVESTOR PORTFOLIOS   110

--------------------------------------------------------------------------------
HSBC INVESTOR PORTFOLIOS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS--OCTOBER 31, 2006 (CONTINUED)

      LINE OF CREDIT:

            The Portfolios may borrow up to $50 million under the terms of a short-term, demand note agreement with HSBC Bank. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities.

            During the year ended October 31, 2006, the details of the borrowings were as follows (based on actual number of days in which the respective Portfolios borrowed monies):

                                                 AVERAGE AMOUNT      AVERAGE
            FUND                                   OUTSTANDING    INTEREST RATE
            ----                                 --------------   --------------
            Core Plus Fixed Income Portfolio       $7,732,592          4.60%

      EXPENSE ALLOCATIONS:

            Expenses directly attributable to a Portfolio are charged to that Portfolio. Expenses not directly attributable to a Portfolio are allocated proportionally among various or all funds within the HSBC Investor Family of Funds in relation to net assets or on another reasonable basis.

      FEDERAL INCOME TAXES:

            Each Portfolio will be treated as a partnership for U.S. Federal income tax purposes. Accordingly, each Portfolio passes through all of its net investment income and gains and losses to its feeder funds, and is therefore not subject to U.S. Federal income tax. As such, investors in the Portfolios will be taxed on their respective share of the Portfolios' ordinary income and realized gains. It is intended that the Portfolios will be managed in such a way that an investor will be able to satisfy the requirements of the Internal Revenue Code applicable to regulated investment companies.

      NEW ACCOUNTING PRONOUNCEMENTS:

            In September 2006 the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current GAAP from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of October 31, 2006, the Portfolios do not believe the adoption of SFAS No. 157 will impact the financial statement amounts, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

            On July 13, 2006, the FASB released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Portfolios' tax return to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more likely-than-not threshold would be recorded as a tax benefit or expense in the year of determination. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Management is in the process of completing their analysis on whether the adoption of FIN 48 will have an impact to the financial statements upon adoption.

3.    RELATED PARTY TRANSACTIONS:

      INVESTMENT MANAGEMENT:

            HSBC Investments (USA) Inc. ("HSBC" or the "Investment Adviser"), a wholly owned subsidiary of HSBC Bank USA, a New York State chartered bank, acts as the Investment Adviser to the Portfolios pursuant to an investment management contract with the Portfolio Trust. As Investment Adviser, HSBC manages the investments of the Portfolios and continuously reviews, supervises and administers the Portfolios' investments, except that Waddell &

111   HSBC INVESTOR PORTFOLIOS

--------------------------------------------------------------------------------
                                                        HSBC INVESTOR PORTFOLIOS
--------------------------------------------------------------------------------

                     NOTES TO FINANCIAL STATEMENTS--OCTOBER 31, 2006 (CONTINUED)

      Reed Investment Management Company, AllianceBernstein Investment Research and Management, Westfield Capital Management, LLC and NWQ Investment Management Co., LLC serve as sub-investment advisers for the Growth Portfolio, International Equity Portfolio, Small Cap Equity Portfolio and the Value Portfolio, respectively, and are paid for their services directly by the respective Portfolios.

            For its services, the Investment Adviser receives a fee, accrued daily and paid monthly, at an annual rate of 0.60% of the High Yield Fixed Income Portfolio's average daily net assets and 0.40% of the Intermediate Duration Fixed Income Portfolio's average daily net assets.

            For its services as Investment Adviser, HSBC receives, from the Core Plus Fixed Income Portfolio, a fee accrued daily and paid monthly at an annual rate of:

BASED ON AVERAGE DAILY NET ASSETS OF                                                 FEE RATE
------------------------------------                                                 --------
Up to $50 million .................................................................   0.575%
In excess of $50 million but not exceeding $95 million ............................   0.450%
In excess of $95 million but not exceeding $150 million ...........................   0.200%
In excess of $150 million but not exceeding $250 million ..........................   0.400%
In excess of $250 million .........................................................   0.350%

            For their services, the Investment Adviser and Waddell & Reed Investment Management Company receive in aggregate, from the Growth Portfolio, a fee, accrued daily and paid monthly, at an annual rate of:

BASED ON AVERAGE DAILY NET ASSETS OF                                                 FEE RATE
------------------------------------                                                 --------
Up to $50 million .................................................................   0.500%
In excess of $50 million but not exceeding $100 million ...........................   0.425%
In excess of $100 million but not exceeding $200 million ..........................   0.375%
In excess of $200 million .........................................................   0.325%

            For their services, the Investment Adviser and AllianceBernstein Investment Research and Management receive in aggregate, from the International Equity Portfolio, a fee, accrued daily and paid monthly, at an annual rate of:

BASED ON AVERAGE DAILY NET ASSETS OF                                                 FEE RATE
------------------------------------                                                 --------
Up to $10 million .................................................................   1.015%
In excess of $10 million but not exceeding $25 million ............................   0.925%
In excess of $25 million but not exceeding $50 million ............................    0.79%
In excess of $50 million but not exceeding $100 million ...........................    0.70%
In excess of $100 million .........................................................    0.61%

            For their services, the Investment Adviser and Westfield Capital Management, LLC receive in aggregate, a fee, accrued daily and paid monthly, at an annual rate of 0.80% of the Small Cap Equity Portfolio's average daily net assets.

            For their services, the Investment Adviser and NWQ Investment Management Co., LLC receive in aggregate, from the Value Portfolio, a fee, accrued daily and paid monthly, at an annual rate of:

BASED ON AVERAGE DAILY NET ASSETS OF                                                 FEE RATE
------------------------------------                                                 --------
Up to $500 million ................................................................   0.525%
In excess of $500 million but not exceeding $1 billion ............................   0.475%
In excess of $1 billion ...........................................................   0.425%

      ADMINISTRATION:

            HSBC serves the Portfolios as Administrator. Under the terms of the administration agreement, HSBC receives from the Portfolios a fee, accrued daily and paid monthly, at an annual rate of:

BASED ON AVERAGE DAILY NET ASSETS OF                                                 FEE RATE
------------------------------------                                                 --------
Up to $8 billion ..................................................................   0.075%
In excess of $8 billion but not exceeding $9.25 billion ...........................   0.070%
In excess of $9.25 billion but not exceeding $12 billion ..........................   0.050%
In excess of $12 billion ..........................................................   0.030%

                                                  HSBC INVESTOR PORTFOLIOS   112

--------------------------------------------------------------------------------
HSBC INVESTOR PORTFOLIOS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS--OCTOBER 31, 2006 (CONTINUED)

            The fee rates and breakpoints are determined on the basis of the aggregate average daily net assets of the HSBC Investor Family of Funds, however, the assets of the Portfolios and Feeder Funds that invest in the Portfolios are not double-counted. The total administration fee paid to BISYS is allocated to each series in the HSBC Investor Family of Funds based upon its proportionate share of the aggregate net assets of the Family of Funds. For assets invested in the Portfolios by Feeder Funds, the Portfolios pay half of the administration fee and the Feeder Funds pay half of the administration fee, for a combination of the total fee rate set forth above.

            Pursuant to a Sub-Administration Agreement with HSBC, BISYS Fund Services Ohio, Inc. ("BISYS Ohio"), a wholly-owned subsidiary of The BISYS Group, Inc., serves as the Portfolio Trust's sub-administrator subject to the general supervision of the Portfolio Trust's Board of Trustees and HSBC. For these services, BISYS Ohio is entitled to a fee, payable by HSBC, at an annual rate equivalent to the fee rates set forth above, minus 0.02% (2 basis points) which is retained by HSBC.

            Under a Compliance Services Agreement between the Portfolios' and BISYS Ohio (the "CCO Agreement"), BISYS Ohio makes an employee available to serve as the Portfolios' Chief Compliance Officer (the "CCO"). Under the CCO Agreement, BISYS Ohio also provides infrastructure and support in implementing the written policies and procedures comprising the Portfolios' compliance program, including support services to the CCO. For the services provided under the CCO Agreement, the HSBC Investor Family of Funds paid BISYS Ohio $240,000 for the year ended October 31, 2006, plus reimbursement of certain expenses. Expenses incurred by each Portfolio are reflected on the Statements of Operations as "Compliance Service". BISYS Ohio pays the salary and other compensation earned by any such individuals as employees of BISYS Ohio.

      FUND ACCOUNTING, CUSTODIAN AND TRUSTEE:

            BISYS Ohio provides fund accounting services for the Portfolios. For its services to the Portfolios, BISYS Ohio receives an annual fee per Portfolio, including reimbursement of certain expenses, that is accrued daily and paid monthly.

            Investor's Bank & Trust Company ("IBT") serves as custodian for the High Yield Fixed Income Portfolio and the International Equity Portfolio. HSBC Bank serves as custodian to all the other Portfolios. Compensation paid to IBT and HSBC Bank for services to the Portfolios as custodian is presented in the Statements of Operations as custodian fees.

            Effective May 18, 2006 each of the six non-interested Trustees are compensated with a $35,000 annual Board retainer, as well as a $3,000 annual retainer for each Committee of the Board. Each non-interested Trustee also receives a $5,000 and $3,000 meeting fee for each regular in-person Board meeting and Committee meeting, respectively. Furthermore, each non-interested Trustee receives compensation for attending special meetings and/or functioning as a Committee Chairperson or Lead Trustee. In addition, the non-interested Trustees are reimbursed for certain expenses incurred in connection with their Board membership. Prior to May 18, 2006 each of the six non-interested Trustees were compensated with a $24,000 annual Board retainer, as well as a $1,000 annual retainer for each Committee of the Board. Each non-interested Trustee also received a $4,000 and $2,000 meeting fee for each regular in-person Board meeting and Committee meeting, respectively.

      OTHER:

            For its services as securities lending agent, HSBC Bank (see note 2--Security Loans) received a fee equal to 0.06% of the average dollar value of the loans outstanding from the Portfolios. Income from securities lending, net of related expenses, is recorded as earned by the Portfolios. The fees collected by HSBC Bank for the period ended October 31, 2006 were:

      PORTFOLIO                                                             FEE
      ---------                                                           ------
      Core Plus Fixed Income Portfolio .................................  $  940
      Intermediate Duration Fixed Income Portfolio .....................     161
      Growth Portfolio .................................................      38
      Small Cap Equity Portfolio .......................................   7,966
      Value Portfolio ..................................................     188

113   HSBC INVESTOR PORTFOLIOS

--------------------------------------------------------------------------------
                                                        HSBC INVESTOR PORTFOLIOS
--------------------------------------------------------------------------------

                     NOTES TO FINANCIAL STATEMENTS--OCTOBER 31, 2006 (CONTINUED)

            The HSBC Investor Family of Funds may use affiliated broker/dealers for the execution of portfolio investment trades. For the year ended October 31, 2006, affiliated broker/dealers received $31 in commissions on the execution of trades related to the HSBC Investor Family of Funds.

4.    INVESTMENT TRANSACTIONS:

            For the year ended October 31, 2006, each Portfolio purchased and sold securities, excluding short-term securities, in the following amounts:

                                                     PURCHASES           SALES          PURCHASES       SALES
                                                  (EXCLUDING U.S.   (EXCLUDING U.S.      OF U.S.       OF U.S.
PORTFOLIO NAME                                      GOVERNMENT)       GOVERNMENT)      GOVERNMENT     GOVERNMENT
--------------                                    ---------------   ---------------   ------------   ------------
Core Plus Fixed Income Portfolio ..............   $   134,526,696   $   172,510,986   $118,026,656   $113,130,153
High Yield Fixed Income Portfolio .............        12,433,301         1,205,330             --             --
Intermediate Duration Fixed Income Portfolio ..        23,023,323        36,797,439     22,747,051     22,556,861
Growth Portfolio ..............................        46,482,340        40,299,206             --             --
International Equity Portfolio ................       115,023,721        92,278,196             --             --
Small Cap Equity Portfolio ....................       139,376,585       166,871,695             --             --
Value Portfolio ...............................        11,960,212        12,990,518             --             --

5.    LEGAL AND REGULATORY MATTERS:

            On September 26, 2006 BISYS Fund Services, Inc. ("BISYS"), an affiliate of BISYS Fund Services Ohio, Inc. which provides various services to the Portfolios as described in footnote 3, reached a settlement with the Securities and Exchange Commission ("SEC") regarding the SEC's investigation related to BISYS' past payment of certain marketing and other expenses with respect to certain of its mutual fund clients. Although BISYS has reached a settlement with the SEC, the Portfolios' management is not aware that any determination has been made as to how the BISYS settlement monies will be distributed. The SEC's examination of BISYS' mutual fund clients and their advisers, including HSBC, has not been completed. While the Portfolios' management is currently unable to determine the impact, if any, of such matters on the Portfolios or the Portfolios' financial statements, management does not anticipate a material, adverse impact to the Portfolios or the Portfolios' financial statements.

6.    FEDERAL INCOME TAX INFORMATION:

            As of October 31, 2006, the cost, gross unrealized appreciation and gross unrealized depreciation on securities, for federal income tax purposes, were as follows:

                                                                                                    NET UNREALIZED
                                                                 TAX UNREALIZED    TAX UNREALIZED    APPRECIATION
PORTFOLIO NAME                                      TAX COST      APPRECIATION      DEPRECIATION    (DEPRECIATION)
--------------                                    ------------   --------------    --------------   --------------
Core Plus Fixed Income Portfolio ..............   $125,300,474   $    1,085,114    $     (291,652)  $      793,462
High Yield Fixed Income Portfolio .............     12,509,676           66,589                 0           66,589
Intermediate Duration Fixed Income
  Portfolio ...................................     21,771,631          143,186           (53,141)          90,045
Growth Portfolio ..............................     54,631,776        6,517,205        (1,028,799)       5,488,406
International Portfolio .......................    252,905,339       79,099,774        (3,279,816)      75,819,958
Small Cap Equity Portfolio ....................    203,854,870       46,004,811        (6,051,177)      39,953,634
Value Portfolio ...............................     54,501,953       14,341,092        (1,447,238)      12,893,854

                                                  HSBC INVESTOR PORTFOLIOS   114

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of HSBC Investor Portfolios:

      We have audited the accompanying statements of assets and liabilities of HSBC Investor Core Plus Fixed Income Portfolio, HSBC Investor High Yield Fixed Income Portfolio, HSBC Investor Intermediate Duration Fixed Income Portfolio, HSBC Investor Growth Portfolio, HSBC Investor International Equity Portfolio, HSBC Investor Small Cap Equity Portfolio and HSBC Investor Value Portfolio (the Funds), including the schedules of portfolio investments, as of October 31, 2006, and the related statements of operations for the year or period then ended, the changes in net assets for each period in the two-year period then ended and the financial highlights for each period in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2006, by correspondence with the custodians and brokers; or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of October 31, 2006, and the results of their operations for the year or period then ended, the changes in their net assets for each period in the two-year period then ended, and the financial highlights for each period in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Columbus, Ohio
December 22, 2006

115   HSBC INVESTOR PORTFOLIOS

--------------------------------------------------------------------------------
                                                   HSBC INVESTOR FAMILY OF FUNDS
--------------------------------------------------------------------------------

                     TABLE OF SHAREHOLDER EXPENSES (UNAUDITED)--OCTOBER 31, 2006

            As a shareholder of the HSBC Investor Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or shareholder servicing fees; and other fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the HSBC Investor Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

            These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2006 through October 31, 2006.

      ACTUAL EXPENSES

            The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

                                                                                                      ANNUALIZED
                                                    BEGINNING         ENDING       EXPENSE PAID     EXPENSE RATIO
                                                  ACCOUNT VALUE   ACCOUNT VALUE   DURING PERIOD*    DURING PERIOD
                                                     5/1/06          10/31/06     5/1/06-10/31/06  5/1/06-10/31/06
                                                  -------------   -------------   ---------------  ---------------
Core Plus Fixed Income Portfolio                    $1,000.00        $1,046.30          $3.30             0.64%
High Yield Fixed Income Portfolio                    1,000.00         1,026.10           9.50             1.86%
Intermediate Duration Fixed Income
  Portfolio                                          1,000.00         1,043.70           4.02             0.78%
Growth Portfolio                                     1,000.00           992.70           3.47             0.69%
International Equity Portfolio                       1,000.00         1,036.40           4.41             0.86%
Small Cap Equity Portfolio                           1,000.00           987.40           4.61             0.92%
Value Portfolio                                      1,000.00         1,076.00           3.61             0.69%

----------

* Expenses are equal to the average account value times the Portfolio's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

                                                  HSBC INVESTOR PORTFOLIOS   116

--------------------------------------------------------------------------------
HSBC INVESTOR FAMILY OF FUNDS
--------------------------------------------------------------------------------

TABLE OF SHAREHOLDER EXPENSES (UNAUDITED)--OCTOBER 31, 2006 (CONTINUED)

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

            The table below provides information about hypothetical account values and hypothetical expenses based on each HSBC Investor Funds's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

            Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                   EXPENSE PAID      ANNUALIZED
                                                   BEGINNING         ENDING           DURING        EXPENSE RATIO
                                                 ACCOUNT VALUE   ACCOUNT VALUE       PERIOD*        DURING PERIOD
                                                     5/1/06         10/31/06     5/1/06-10/31/06   5/1/06-10/31/06
                                                 -------------   -------------   ---------------   ---------------
Core Plus Fixed Income Portfolio                   $1,000.00       $1,021.98           $3.26            0.64%
High Yield Fixed Income Portfolio                   1,000.00        1,015.83            9.45            1.86%
Intermediate Duration Fixed Income
  Portfolio                                         1,000.00        1,021.27            3.97            0.78%
Growth Portfolio                                    1,000.00        1,021.73            3.52            0.69%
International Equity Portfolio                      1,000.00        1,020.87            4.38            0.86%
Small Cap Equity Portfolio                          1,000.00        1,020.57            4.69            0.92%
Value Portfolio                                     1,000.00        1,021.73            3.52            0.69%

----------

* Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

117   HSBC INVESTOR PORTFOLIOS

--------------------------------------------------------------------------------
                                                   HSBC INVESTOR FAMILY OF FUNDS
--------------------------------------------------------------------------------

                                                   BOARD OF TRUSTEES (UNAUDITED)

The following table contains information regarding HSBC Investor Family of Funds Board of Trustees. Asterisks indicate those Trustees who are "interested persons," as defined in the Investment Company Act of 1940, as amended, of the Funds. The Funds' Statement of Additional Information includes additional information about the Trustees and is available by calling (888) 525-5757.

                                                                                                 NUMBER OF
                                                                                                PORTFOLIOS
                                           TERM OF OFFICE AND                                   IN THE FUND
   NAME, ADDRESS         POSITION HELD      LENGTH OF TIME        PRINCIPAL OCCUPATION(S)    COMPLEX OVERSEEN  OTHER DIRECTORSHIPS
     AND AGE            WITH THE FUNDS   SERVED WITH THE FUNDS      DURING PAST 5 YEARS         BY TRUSTEE       HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
Frederick C. Chen      Emeritus Trustee  Indefinite; Trustee    Management Consultant,              38               None
P.O. Box 182845                          from 1990 to June      since 1988
Columbus, Ohio 43218                     2005;
Age: 79                                  16 years
------------------------------------------------------------------------------------------------------------------------------------
Larry M. Robbins       Trustee           Indefinite; 19 years   Director, Center for                38               None
P.O. Box 182845                                                 Teaching and Learning,
Columbus, Ohio 43218                                            University of Pennsylvania
Age: 68
------------------------------------------------------------------------------------------------------------------------------------
Alan S. Parsow         Trustee           Indefinite; 19 years   General Partner of Elkhorn          38               None
P.O. Box 182845                                                 Partners, L.P., since 1989
Columbus, Ohio 43218
Age: 56
------------------------------------------------------------------------------------------------------------------------------------
Michael Seely          Trustee           Indefinite; 19 years   Private Investor; Finance           38               None
P.O. Box 182845                                                 Chair of the Vermont
Columbus, Ohio 43218                                            Republican Party; President
Age: 61                                                         of Investor Access
                                                                Corporation, 1981-2004
------------------------------------------------------------------------------------------------------------------------------------
Thomas Robards         Trustee           Indefinite; 2 years    Private Investor; Chief             38         Financial Federal
P.O. Box 182845                                                 Financial Officer, American                    Corporation and
Columbus, Ohio 43218                                            Museum of Natural History                      Overseas
Age: 60                                                         (2003 to 2004); Chief                          Shipholding
                                                                Financial Officer, Datek                       Group
                                                                Online Holding Corp. (2000
                                                                to 2002); Executive member
                                                                of Board of Directors,
                                                                Executive Vice President
                                                                and Chief Financial
                                                                Officer, Republic New York
                                                                Corporation (1976 to 1999)
------------------------------------------------------------------------------------------------------------------------------------
Richard Brealey        Trustee           Indefinite; 2 years    Emeritus Professor, London          38               None
P.O. Box 182845                                                 School of Business (2002
Columbus, Ohio 43218                                            to present); Deputy
Age: 70                                                         Chairman, Balancing and
                                                                Settlement Code Panel
                                                                (September 2000 to present)
------------------------------------------------------------------------------------------------------------------------------------
Stephen J. Baker*      Trustee           Indefinite; 3 years    Chief Executive Officer,            38               None
P.O. Box 182845                                                 HSBC Investments (USA),
Columbus, Ohio 43218                                            Inc. (2003 to present);
Age: 50                                                         Chief Executive Officer,
                                                                HSBC Asset Management
                                                                (Canada) Limited (1998 to
                                                                2003)
------------------------------------------------------------------------------------------------------------------------------------

                                             HSBC INVESTOR FAMILY OF FUNDS   118

--------------------------------------------------------------------------------
HSBC INVESTOR FAMILY OF FUNDS
--------------------------------------------------------------------------------

BOARD OF TRUSTEES (UNAUDITED) (CONTINUED)

The names of the Officers, their addresses, ages, position(s) held with each Trust, and principal occupation(s) during the past five years are described in the table below. Unless otherwise indicated, the address for each Officer is 3435 Stelzer Road, Columbus, Ohio 43219-3035.

                                                TERM OF OFFICE AND
   NAME, ADDRESS         POSITION(S) HELD         LENGTH OF TIME                         PRINCIPAL OCCUPATION(S)
      AND AGE             WITH THE FUNDS       SERVED WITH THE FUNDS                       DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
Richard A. Fabietti         President       Indefinite; March             Senior Vice President, Head of Product Management,
3435 Stelzer Road                           2004-Present                  HSBC Investments (USA) Inc., 1998-Present
Columbus, Ohio 43219
Age: 48
------------------------------------------------------------------------------------------------------------------------------------
Elba Vasquez             Vice President     Indefinite; 2006-Present      Vice President of Product Administration, HSBC
452 Fifth Avenue                                                          Investments (USA) Inc. (2005 to present); Vice President
New York, NY 10018                                                        of Client Services, BISYS Fund Services, Inc. (1996 to
Age: 45                                                                   2005)
------------------------------------------------------------------------------------------------------------------------------------
Marc Schuman                Secretary       Indefinite; 2005-Present      Senior Counsel of BISYS Fund Services, Inc., 2005-
90 Park Avenue                                                            Present; Senior Corporate Counsel of The BISYS Group,
10th Floor                                                                Inc. 2001-2005; Of Counsel to Morgan, Lewis & Bockius
New York, NY 10016                                                        LLP (law firm) 2000-2001.
Age: 46
------------------------------------------------------------------------------------------------------------------------------------
Michael Lawlor         Assistant Secretary  Indefinite; March             Assistant Counsel of BISYS Fund Services, Inc. 2005-
100 Summer Street                           2005-Present                  Present; Associate Counsel of IXIS Advisors Group 2003-
Suite 1500                                                                2005; Staff Counsel Loomis, Sayles & Company, L.P.
Boston, MA 02110                                                          2000-2003; Legal Product Manager, Scudder Kemper
Age: 37                                                                   Investments 1999-2000.
------------------------------------------------------------------------------------------------------------------------------------
Troy Sheets *               Treasurer       Indefinite; 2004-Present      Employee of BISYS Fund Services, Inc., 2002-Present;
3435 Stelzer Road                                                         Senior Manager, KPMG LLP, 1993-2002
Columbus, Ohio 43219
Age: 35
------------------------------------------------------------------------------------------------------------------------------------
Frederick J. Schmidt*   Chief Compliance    Expires 2006; 2004-Present    Senior Vice President and Chief Compliance Officer, CCO
90 Park Avenue               Officer                                      Services of BISYS Fund Services, 2004-Present; President,
10th Floor                                                                FJS Associates, 2002-2004; Vice President, Credit
New York, NY 10016                                                        Agricole Asset Mangement, U.S., 1987-2002
Age: 47

------------------------------------------------------------------------------------------------------------------------------------

* Messrs. Sheets and Schmidt also are officers of certain other investment companies of which BISYS or an affiliate is the administrator.

119   HSBC INVESTOR FAMILY OF FUNDS

      A description of the policies and procedures that the Funds use to determine how to vote proxies relating to the portfolio securities is available without charge, upon request, by calling 1-800-525-5757 for HSBC Bank USA and HSBC Brokerage (USA) Inc. clients and 1-800-782-8183 for all other shareholders or on the Fund's website at www.investorfunds.us.hsbc.com and the Securities and Exchange Commission's website at http://www.sec.gov. A copy of the Fund's voting record for the most recent 12 month period ending June 30 is available at the Security and Exchange Commission's website at http://www.sec.gov.

      Schedules of Portfolio Investments for fiscal quarters ending January 31 and July 31 will be available no later than 60 days after each period end, without charge, on the Fund's website at www.investorfunds.us.hsbc.com and on the Securities and Exchange Commission's website at http://www.sec.gov.

      An investment in a Fund is not a deposit of HSBC Bank USA, National Association, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

HSBC INVESTOR FAMILY OF FUNDS:

INVESTMENT ADVISER AND ADMINISTRATOR
HSBC Investments (USA) Inc.
452 Fifth Avenue
New York, NY 10018

SUB-ADVISERS
   HSBC INVESTOR GROWTH PORTFOLIO
   Waddell & Reed Investment Management Company
   6300 Lamar Avenue
   Overland Park, KS 66202

   HSBC GROWTH AND INCOME FUND
   TransAmerica Investment Management, LLC
   1150 S. Olive Street, Suite 2700
   Los Angeles, CA 90015

   HSBC INVESTOR INTERNATIONAL EQUITY PORTFOLIO
   AllianceBernstein Investment Research and Management
   1345 Avenue of the Americas, 39th Floor
   New York, NY 10105

   HSBC INVESTOR MID-CAP FUND
   Munder Capital Management
   Munder Capital Center
   480 Pierce Street
   Birmingham, MI 48009-6063

   HSBC INVESTOR SMALL CAP EQUITY PORTFOLIO
   Westfield Capital Management, LLC
   One Financial Center
   Boston, MA 02111

   HSBC INVESTOR VALUE PORTFOLIO
   NWQ Investment Management Co., LLC
   2049 Century Park East, 4th Floor
   Los Angeles, CA 90067

SHAREHOLDER SERVICING AGENTS
   FOR HSBC BANK USA, N.A. AND
   HSBC BROKERAGE (USA) INC. CLIENTS
   HSBC Bank USA, N.A.
   452 Fifth Avenue
   New York, NY 10018
   1-888-525-5757

   FOR ALL OTHER SHAREHOLDERS
   HSBC Investor Funds
   P.O. Box 182845
   Columbus, OH 43218-2845
   1-800-782-8183

TRANSFER AGENT,
DISTRIBUTOR AND SPONSOR
BISYS Fund Services
3435 Stelzer Road
Columbus, OH 43219

CUSTODIANS
   HSBC INVESTOR CORE PLUS FIXED INCOME PORTFOLIO
   HSBC INVESTOR NEW YORK TAX-FREE BOND FUND
   HSBC INVESTOR INTERMEDIATE DURATION FIXED INCOME PORTFOLIO
   HSBC INVESTOR GROWTH PORTFOLIO
   HSBC INVESTOR GROWTH AND INCOME FUND
   HSBC INVESTOR MID-CAP FUND
   HSBC INVESTOR SMALL CAP EQUITY PORTFOLIO
   HSBC INVESTOR VALUE PORTFOLIO
   HSBC Bank USA, N.A.
   452 Fifth Avenue
   New York, NY 10018

   HSBC HIGH YIELD FIXED INCOME PORTFOLIO
   HSBC INVESTOR INTERNATIONAL EQUITY PORTFOLIO
   Investors Bank & Trust Company
   200 Clarendon Street - 16th Floor
   Boston, MA 02116

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
KPMG LLP
191 West Nationwide Blvd., Suite 500
Columbus, OH 43215

LEGAL COUNSEL
Dechert LLP
1775 Eye Street, N.W.
Washington, D.C. 20006

The HSBC Investor Family of Funds are distributed by BISYS Fund Services. This document must be preceded or accompanied by a current prospectus for the HSBC Investor Funds, which you should read carefully before you invest or send money.

        -- NOT FDIC INSURED    -- NO BANK GUARANTEE    -- MAY LOSE VALUE

HSB-0008                                                                   12/06

ITEM 2. CODE OF ETHICS.
     (a) THE REGISTRANT HAS ADOPTED A CODE OF ETHICS THAT APPLIES TO THE REGISTRANT'S PRINCIPAL EXECUTIVE OFFICER, PRINCIPAL FINANCIAL OFFICER, PRINCIPAL ACCOUNTING OFFICER OR CONTROLLER, OR PERSONS PERFORMING SIMILAR FUNCTIONS. THIS CODE OF ETHICS IS INCLUDED AS EXHIBIT 12(A)(I).

     (B) DURING THE PERIOD COVERED BY THE REPORT, WITH RESPECT TO THE REGISTRANT'S CODE OF ETHICS THAT APPLIES TO ITS PRINCIPAL EXECUTIVE OFFICER, PRINCIPAL FINANCIAL OFFICER, PRINCIPAL ACCOUNTING OFFICER OR CONTROLLER, OR PERSONS PERFORMING SIMILAR FUNCTIONS; THERE HAVE BEEN NO AMENDMENTS TO, NOR ANY WAIVERS GRANTED FROM, A PROVISION THAT RELATES TO ANY ELEMENT OF THE CODE OF ETHICS DEFINITION ENUMERATED IN PARAGRAPH (B) OF THIS ITEM 2.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

3(a)(1) THE REGISTRANT'S BOARD OF DIRECTORS HAS DETERMINED THAT THE REGISTRANT HAS AT LEAST ONE AUDIT COMMITTEE FINANCIAL EXPERT SERVING ON ITS AUDIT COMMITTEE.

3(a)(2) THE AUDIT COMMITTEE FINANCIAL EXPERT IS THOMAS ROBARDS, WHO IS "INDEPENDENT" FOR PURPOSES OF THIS ITEM 3 OF FORM N-CSR.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

         (a) AUDIT FEES,
         2005     $255,000
         2006     $284,700

         (b) AUDIT-RELATED FEES,
         2005     $40,000
         2006     $41,600

         2005 - Fees of $5,000 relate to the consent of N1A filing and $35,000 relate to the performance of the Funds' 17f-2 examinations.

         2006 - Fees of $5,200 relate to the consent of N1A filing and $36,400 relate to the performance of the Funds' 17f-2 examinations.

         (c) TAX FEES,
         2005     $139,200
         2006     $154,800

         Fees for both 2005 and 2006 relate to the preparation of federal income and excise tax returns and the review of excise tax distributions.

         (d) ALL OTHER FEES,
         2005     $0
         2006     $0

         (e)(1) Except as permitted by Rule 2-01(c)(7)(i)(C) of Regulation S-X, the Trust's Audit Committee must preapprove all audit and non-audit services by the independent accountants relating to the operations or financial reporting of the Funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

         (2) None of the services summarized in (b) - (d), above, were approved by the audit Committee pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X.

         (f) Not applicable.

         (g) Non-Audit Fees.
         2005     $228,200
         2006     $238,800

         (h) THE AUDIT COMMITTEE CONSIDERED THE NONAUDIT SERVICES RENDERED TO THE REGISTRANT'S INVESTMENT ADVISER AND ANY ENTITY CONTROLLING, CONTROLLED BY, OR UNDER COMMON CONTROL WITH THE INVESTMENT ADVISER, AND BELIEVES THE SERVICES ARE COMPATIBLE WITH THE PRINCIPAL ACCOUNTANT'S INDEPENDENCE.

ITEM 5.   AUDIT COMMITTEE OF LISTED REGISTRANTS.
         Not applicable.

ITEM 6.   SCHEDULE OF INVESTMENTS.

         Not applicable.


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.


ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.



ITEM 11. CONTROLS AND PROCEDURES.

(a)THE REGISTRANT'S PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER HAVE CONCLUDED, BASED ON THEIR EVALUATION OF THE REGISTRANT'S DISCLOSURE CONTROLS AND PROCEDURES AS CONDUCTED WITHIN 90 DAYS OF THE FILING DATE OF THIS REPORT, THAT THESE DISCLOSURE CONTROLS AND PROCEDURES ARE ADEQUATELY DESIGNED AND ARE OPERATING EFFECTIVELY TO ENSURE THAT INFORMATION REQUIRED TO BE DISCLOSED BY THE REGISTRANT ON FORM N-CSR IS RECORDED, PROCESSED, SUMMARIZED AND REPORTED WITHIN THE TIME PERIODS SPECIFIED IN THE SECURITIES AND EXCHANGE COMMISSION'S RULES AND FORMS.


(b)THERE WERE NO CHANGES IN THE REGISTRANT'S INTERNAL CONTROL OVER FINANCIAL REPORTING THAT OCCURRED DURING THE SECOND FISCAL QUARTER OF THE PERIOD COVERED BY THIS REPORT THAT HAVE MATERIALLY AFFECTED OR ARE REASONABLY LIKELY TO MATERIALLY AFFECT, THE REGISTRANT'S INTERNAL CONTROL OVER FINANCIAL REPORTING.


ITEM 12. EXHIBITS.

(a)(1) THE CODE OF ETHICS THAT IS THE SUBJECT OF THE DISCLOSURE REQUIRED BY ITEM 2 IS ATTACHED HERETO.

(a)(2) CERTIFICATIONS PURSUANT TO RULE 30A-2(A) ARE ATTACHED HERETO.

(a)(3) NOT APPLICABLE.

(b) CERTIFICATIONS PURSUANT TO RULE 30A-2(B) ARE FURNISHED HEREWITH.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) HSBC ADVISOR FUNDS TRUST

By (Signature and Title)*  /S/ RICHARD A. FABIETTI
                         -------------------------------------------------------
                           Richard A. Fabietti
                           President

Date_____January 5, 2007_______________________________

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*  /S/ RICHARD A. FABIETTI
                         -------------------------------------------------------
                           Richard A. Fabietti
                           President

Date____January 5, 2007________________________________

By (Signature and Title)*  /S/ TROY A. SHEETS
                         -------------------------------------------------------
                           Troy A. Sheets
                           Treasurer

Date_____January 5, 2007_______________________________



* Print the name and title of each signing officer under his or her signature.